                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-06654

                              BNY Hamilton Funds
              (Exact name of registrant as specified in charter)

                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              (Address of principal executive offices) (Zip code)

                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-800-426-9363

                  Date of fiscal year end: December 31, 2006

                    Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2006


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   ENHANCED INCOME FUND

   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

Domestic equity markets generally ended the first half of 2006 only modestly above where they began, following considerable volatility during the period. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, equities soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile stocks.

As a more bearish, defensive sentiment began to prevail in the market, investors turned away from the smaller-cap stocks that had outperformed early in the year and instead preferred more established, larger-capitalization holdings. For the period overall, value-oriented stocks outperformed growth-oriented equities.

There is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

For the six months ended June 30, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 2.71%. The Russell 2000(R) Index of small-cap stocks posted a total return of 8.20% for the same period.

A similar pattern was seen in global markets, where a strong first quarter was followed by weakness in the second. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year.

The U.S. dollar was weak relative to major global currencies, which benefited dollar-based investors in foreign markets. In some cases the currency effect turned small gains into larger ones, and in others the impact was great enough to turn losses into modest gains. Despite the benefit for U.S. investors, some were unsettled by this return to a weaker dollar after the currency had rebounded in late 2005. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete with products made outside the U.S.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 10.16%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention. Not only were investors eager to know the central bank's plans for short-term interest rates, but they were also curious about what changes the new Federal Reserve Chairman, Ben Bernanke, might bring. Although Bernanke's communication style has proved to be somewhat different from that of his predecessor, longtime Chairman Alan Greenspan, his vigilance against inflation appears to be very similar. At the outset of the year, many anticipated that the Federal Reserve would make one or two more small rate hikes early in 2006 before pausing. As the year unfolded, however, indicators of higher than anticipated inflation emerged, and the Federal Reserve continued its seemingly relentless string of short-term rate hikes. Over the six months, the Federal Open Market Committee elected to make four increases totaling a full percentage point, bringing the federal funds target rate to 5.25% by the end of June. Long-term interest rates rose in concert with--but not quite as rapidly as--the Federal Reserve's moves, producing a yield curve that was often flat and, at times, even inverted with short-term issues actually paying higher yields than their longer-term counterparts. As we have mentioned, such a profile is often viewed as a sign of an economic slowdown, though at this juncture not all indicators point in that direction. The housing market did show some signs of slowing, perhaps in part as a result of the higher mortgage rates now facing homebuyers.

In the bond markets, Treasury securities underperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the six months. The pattern in the fixed-income markets had much in common with the U.S. and international equity markets. For the first portion of the year, investors maintained a solid appetite for risk, generally preferring higher-yielding, and higher-risk, securities over staid Treasurys and other less volatile instruments. As an element of pessimism--or at least a dampening of optimism--took hold of the markets, however, investors found risk a little less enticing.

It is understandably difficult at times to keep an optimistic investment outlook when there are so many areas of uncertainty confronting investors everyday. It is difficult to see when high prices for gas and other energy products will level off, let alone decline. New areas of armed conflict have ignited, raising concerns about potential U.S. involvement as well as the impact on world economies. Interest rates have risen high enough to spark real concerns about whether the Federal Reserve, in its stated aim of fighting inflation, may overshoot its goal and instead jeopardize economic growth. And inflation, which has been successfully warded off for years, is now showing some signs of emerging as a result of high energy prices.

Even in the face of all these factors, we believe there is cause for investors to consider the many positive conditions that still prevail. The U.S. economy, as well as many of its counterparts around the globe, continues to exhibit fundamental, sustainable strength. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation. While global conflict is unsettling, the equally global efforts to bring some semblance of peace to troubled regions are heartening.

In the changing times we are currently confronted with, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      14

Portfolio Summaries...................      17

BNY Hamilton Enhanced Income Fund
  Schedule of Investments.............      18
  Statement of Assets and Liabilities.      22
  Statement of Operations.............      23
  Statements of Changes in Net Assets.      24
  Financial Highlights................      25

BNY Hamilton Money Fund
  Schedule of Investments.............      28
  Statement of Assets and Liabilities.      33
  Statement of Operations.............      34
  Statements of Changes in Net Assets.      35
  Financial Highlights................      37

BNY Hamilton New York Tax-Exempt Money Fund
  Schedule of Investments............. Page 42
  Statement of Assets and Liabilities.      51
  Statement of Operations.............      51
  Statements of Changes in Net Assets.      52
  Financial Highlights................      53

BNY Hamilton Treasury Money Fund
  Schedule of Investments.............      56
  Statement of Assets and Liabilities.      58
  Statement of Operations.............      59
  Statements of Changes in Net Assets.      60
  Financial Highlights................      62

Notes to Financial Statements.........      67

Information about Advisory
 Agreements...........................      75

Directors and Officers................      80

BNY Hamilton Enhanced Income Fund

 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and generally higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, CFA, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the first half of the year the economy experienced continued growth.
   In the first quarter the economy expanded at a higher than normal pace, but during the second quarter, statistics indicated a slowing of the expansion to a more normal rate. Over the six months, the Federal Reserve continued its policy of raising short-term interest rates in effort to keep inflation in check, with four hikes totaling one full percentage point taking the federal funds target rate up to 5.25%.

   Perhaps the most notable event of the period was the change in leadership at the Federal Reserve from Alan Greenspan to Ben Bernanke on January 31. Greenspan led the central bank for 18 years, during which time investors had become very complacent and accepting of his leadership. Because Bernanke was new to this role, market participants had some concerns about his ability to lead the central bank and maintain its inflation-fighting vigilance. This caused the fixed income markets to be a little more volatile during the second quarter. Compounding the situation was a rise in inflation expectations.

   Strategies that emphasized shorter-duration profiles provided superior returns, with money market funds having the best fixed income returns within the investment-grade spectrum.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six-month period ended June 30, 2006, the Fund posted a total return of 2.22% for Institutional Shares, 2.09% for Class A Shares, and 1.71% for Class C shares. For the same period, three-month LIBOR provided a total return of 2.27%.

   As of June 30, 2006, the Fund had a 30-day effective yield of 4.85% and a daily yield of 4.84% for Institutional Shares, a 30-day yield of 4.60% and a daily yield of 4.59% for Class A Shares, and a 30-day yield of 3.85% and a daily yield of 3.83% for Class C Shares.

   Over the six-month period, we worked to shorten the Fund's duration. (Duration is a measure of the sensitivity of the portfolio to a change in interest rates; a lower duration indicates a less sensitive portfolio.) This allowed us to keep close pace with our benchmark index. In addition, this strategy enabled us to reinvest cash flow more frequently, helping the Fund's yield to increase more rapidly in the rising rate environment.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month LIBOR (London Interbank Offered Rate) Index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-month LIBOR rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: We increased the Fund's allocation to floating-rate securities as a defensive measure in anticipation of rising interest rates. Coupons on the floating-rate securities periodically reset in line with market interest rates, meaning that they rise as market rates go up. This had a beneficial impact on our absolute and relative returns for the period.

   Shifting the Fund out of low-coupon longer-term securities and into more traditional money market securities reduced the Fund's duration and allowed us to reinvest in securities paying higher yields, increasing the Fund's dividend income.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns to those available in money market funds by investing in issues with maturities just beyond the money market area. To this end, we invest in a variety of instruments in various sectors, while targeting duration between six months and one year.

   As we have discussed, in this period our investment approach led us to shorten the Fund's duration as it became apparent that further interest rate increases were on the horizon. This move muted the impact of rising interest rates on the market value of the Fund's holdings, and also allowed the Fund's yield to quickly respond to the changing interest-rate environment. Our use of both floating-rate and money market securities benefited the Fund's return over the period.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently, the yield curve is vacillating between flat and inverted--in other words, there is little or no difference between the yields paid on short- and long-term securities. This is a departure from market norms, and in the past such situations were regarded as indicators that the economy could be moving towards recession. However, in the current case, the economy continues to exhibit signs of growth. While the Federal Reserve is widely expected to raise short-term interest rates at least one more time, we believe that after the next increase, it may hold rates steady for the rest of the year. Given this set of circumstances, we expect to position the Fund with a duration target that is close to neutral.

                                                                            TRAILING   TRAILING    SINCE
                                                          YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                              TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND (INSTITUTIONAL SHARES)  2.22%    3.89%     2.06%       N/A       2.24%
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND (CLASS A SHARES)        0.56%    2.08%     1.29%       N/A       1.61%
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND (CLASS C SHARES)        0.71%    2.35%      N/A        N/A       1.75%
-----------------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. DOLLAR LIBOR 3-MONTH CONSTANT                                                   2.24%/1/
MATURITY INDEX                                            2.27%    4.13%     2.43%      2.38%      2.69%/2/
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total returns shown reflect the deduction of the maximum applicable sales charge of 1.50% for Class A Shares. Total returns shown reflect the deduction of a 1% contingent deferred sales charge for Class C Shares, which may apply if shares are redeemed within 12 months after purchase. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.25% of its average daily net assets, of Class A Shares to 0.50% of its average daily net assets and of Class C
Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2002.

The Merrill Lynch U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.


1 The since inception return for the index is from 5/01/02.
2 The since inception return for the index is from 2/01/04.

BNY Hamilton Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the first half of 2006, the economy remained resilient as the Federal
   Reserve continued raising rates to quell inflationary pressures. Higher prices for energy and other commodities contributed to a rise in reported inflation over the period, leading the Federal Reserve to raise the federal funds target rate four times, for a total of 100 basis points, to 5.25% from 4.25%. Based on current yield relationships, the market appears to anticipate that the Federal Reserve will raise interest rates further in the second half of the year.

   The yield on three-month commercial paper rose from 4.46% in January 2006 to 5.42% in June 2006 while the yield on the three-month Treasury bill rose from 4.32% to 5.12% for the same period.

Q: How did the Fund perform during the period? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 2.33%, Hamilton
   Shares returned 2.30%, Premier Shares returned 2.18%, and Classic Shares returned 2.05% for the six months ended June 30, 2006.

   The seven-day current and the 30-day effective yields for the period ended June 30, 2006 were 5.06% and 4.99%, respectively, for the Institutional Shares, 5.01% and 4.94%, respectively, for the Hamilton Shares, 4.76% and 4.69% for the Premier Shares, and 4.51% and 4.44% for the Classic Shares.

   The Fund's strong performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the sectors within the money markets that provide the strongest risk/return properties. Selecting securities with maturities at strategic points across the money market spectrum is also an essential part of the process.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We kept the Fund broadly diversified, with exposure to various fixed- and variable-rate securities. These included commercial paper (57% of assets), bank debt (24%), master notes (4%), and corporate debt (15%). The Fund's weighted average maturity was 28 days as of June 30, 2006.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although it is likely nearing the end of its cycle of interest-rate hikes, the Federal Reserve has continued to raise the federal funds target rate. This has led us to stay invested in shorter-term maturities and to emphasize areas of the yield curve that showed relative value. We intend to continue to follow a similar strategy as the Federal Reserve prepares for any future increases. We will also monitor conditions carefully to assess and decide when it is opportune to extend the Fund's weighted average maturity.

BNY Hamilton New York Tax-Exempt Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Over the first six months of 2006, the Federal Reserve continued raising interest rates, announcing four additional 25-basis-point increases to bring the federal funds target rate to 5.25%. In the year's first quarter, U.S. economic growth continued to show resilience. Investors did, however, show signs of becoming more cautious about inflation, particularly in the later weeks of the six-month period, driven in large part by fears of the impact of high energy prices.

   The natural response for investors who are nervous about inflation and the direction of interest rates is to shift their focus to less risky investments. For investors who are both risk-averse and tax-conscious, the lower-risk municipal money market can become an appealing alternative to longer-maturity municipals with similar yields.

   As a result of both the flat yield curve--that is, one offering little to no yield advantage for longer-term bonds--and the second quarter's stock market sell-off, by the end of the period overall assets in money market funds had risen to their high point for the year.

Q: How did the Fund perform during the period? What were the major factors accounting for its performance?
A: For the six months ended June 30, 2006, Hamilton Shares of the Fund posted a total return of 1.53%, Premier Shares returned 1.40%, and Classic Shares returned 1.27%. The Fund's seven-day current and 30-day effective yields as of June 30, 2006 were 3.63% and 3.41%, respectively, for the Hamilton Shares, 3.38% and 3.16% for the Premier Shares, and 3.14% and 2.91% for the Classic Shares.

   The Fund's average maturity was kept shorter than our benchmark level throughout the six month period. This was the primary driver of its performance over the period.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We took a defensive posture early in the year, keeping our average maturity short. We took this stance as it became evident that the Federal Reserve intended to continue on its course of raising shorter-term interest rates. As the end of the first half approached, though, we increased the Fund's average maturity to a neutral level. This reflected our view that the end of the Federal Reserve's tightening activity is coming closer on the horizon.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At this point, the Federal Reserve appears to be coming increasingly close to at least a pause in its interest-rate raising cycle. In the short run, we believe future Federal Reserve moves will be driven primarily by economic data. We are likely to keep our neutral posture until signs of a reversal in the rate-raising cycle become more evident. Over the longer term, should the yield curve begin to steepen, we will look to add to our exposure in securities at the longer end of the money-market spectrum.

BNY Hamilton Treasury Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the first half of 2006, the economy remained resilient as the Federal
   Reserve continued raising rates to quell inflationary pressures. Higher prices for energy and other commodities contributed to a rise in reported inflation over the period, leading the Federal Reserve to raise the federal funds target rate four times, for a total of 100 basis points, to 5.25% from 4.25%. Based on current yield relationships, the market appears to anticipate that the Federal Reserve will raise interest rates further in the second half of the year.

   The yield on the three-month Treasury bill rose from 4.32% in January 2006 to 5.12% in June 2006 while the yield on the six-month Treasury bill moved from 4.36% to 5.28% for the same period.

Q: How did the Fund perform during the period? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton Treasury Money Fund posted a total return of 2.22%, Hamilton Shares returned 2.19%, Premier Shares returned 2.07%, and Classic Shares returned 1.94% for the six months ended June 30, 2006. The seven-day current and 30-day effective yields for the period ended June 30, 2006 were 4.76% and 4.79%, respectively, for the Institutional Shares, 4.71% and 4.74%, respectively, for the Hamilton Shares, 4.46% and 4.49% for the Premier Shares, and 4.21% and 4.24% for the Classic Shares.

   The Fund's strong performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the area of the Treasury market that provides the strongest risk/return properties. Another essential part of our investment process is selecting securities with maturities at strategic points across the Treasury market spectrum. The Fund is heavily invested in the overnight market, as we believe it provides the best value relative to Treasury bills and notes with longer maturities.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. The Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These signify that the Fund offers excellent and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund remained diversified, with holdings concentrated in repurchase agreements. The remainder of the Fund is invested in short-dated Treasury bonds and notes. The Fund's weighted average maturity was 12 days as of June 30, 2006.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although it is closer to the end of its cycle of interest-rate hikes, the Federal Reserve appears likely to continue to raise the federal funds target rate. We intend to remain largely invested in the overnight market until we see clearer signs that an end to the series of rate hikes is imminent. We will also monitor the markets carefully to assess and decide when it is opportune to extend the Fund's weighted average maturity.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE      DURING THE
                                           01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                     $1,000.00 $1,020.90      0.50%             $2.51
Hypothetical (5% return before expenses)   $1,000.00 $1,022.32      0.50%             $2.51
-------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS C SHARES
Actual                                     $1,000.00 $1,017.10      1.25%             $6.26
Hypothetical (5% return before expenses)   $1,000.00 $1,018.59      1.25%             $6.26
-------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                     $1,000.00 $1,022.20      0.25%             $1.25
Hypothetical (5% return before expenses)   $1,000.00 $1,023.55      0.25%             $1.25
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,023.00      0.19%             $0.97
Hypothetical (5% return before expenses)        $1,000.00 $1,023.84      0.19%             $0.97
------------------------------------------------------------------------------------------------------
MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,021.80      0.44%             $2.22
Hypothetical (5% return before expenses)        $1,000.00 $1,022.60      0.44%             $2.22
------------------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,020.50      0.69%             $3.47
Hypothetical (5% return before expenses)        $1,000.00 $1,021.36      0.69%             $3.47
------------------------------------------------------------------------------------------------------
MONEY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,023.30      0.14%             $0.72
Hypothetical (5% return before expenses)        $1,000.00 $1,024.09      0.14%             $0.72
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,015.30      0.25%             $1.25
Hypothetical (5% return before expenses)        $1,000.00 $1,023.55      0.25%             $1.26
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,014.00      0.50%             $2.50
Hypothetical (5% return before expenses)        $1,000.00 $1,022.32      0.50%             $2.51
------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,012.70      0.75%             $3.74
Hypothetical (5% return before expenses)        $1,000.00 $1,021.08      0.75%             $3.76
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                          $1,000.00 $1,021.90      0.20%             $1.00
Hypothetical (5% return before expenses)        $1,000.00 $1,023.81      0.20%             $1.00
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                          $1,000.00 $1,020.70      0.45%             $2.25
Hypothetical (5% return before expenses)        $1,000.00 $1,022.57      0.45%             $2.25
------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                          $1,000.00 $1,019.40      0.70%             $3.50
Hypothetical (5% return before expenses)        $1,000.00 $1,021.33      0.70%             $3.50
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          BEGINNING  ENDING      ANNUALIZED
                                           ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                            VALUE    VALUE      BASED ON THE      DURING THE
                                          01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                    $1,000.00 $1,022.20      0.15%             $0.75
Hypothetical (5% return before expenses)  $1,000.00 $1,024.06      0.15%             $0.75
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton FUNDS

         Portfolio Summaries

         Asset Group Diversifications

         As of June 30, 2006 (Unaudited)

Enhanced Income Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Commercial Paper.....................    38.0%
                Mortgage Obligations.................    29.4
                Asset-Backed Securities..............    26.2
                Corporate Bonds......................     5.6
                Money Market Fund....................     1.5
                Liabilities in excess of other assets    (0.7)
                                                        -----
                Total................................   100.0%
                                                        -----

Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Commercial Paper.....................    56.9%
                Corporate Bonds......................    15.2
                Certificates of Deposits.............    14.6
                Time Deposits........................     9.6
                Master Note..........................     3.9
                Liabilities in excess of other assets    (0.2)
                                                        -----
                Total................................   100.0%
                                                        -----

New York Tax-Exempt Money Fund

                                                        % of
                                                     Net Assets
                                                     ----------
                 Variable Rate Municipal Obligations    94.7%
                 Money Market Fund..................     5.1
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

Treasury Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Repurchase Agreements................    94.5%
                United States Treasury Notes.........     5.8
                Liabilities in excess of other assets    (0.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Commercial Paper--38.0%
           Banks--2.8%
$2,293,000 KBC Financial Products
           International, Ltd.
           5.07%, 8/07/06.............. $2,281,168
                                        ----------
           Diversified Financial Services--35.2%
 2,000,000 Citius I Funding LLC.
           5.13%, 7/11/06..............  1,997,150
 2,000,000 Compass Securitization LLC
           5.06%, 7/18/06..............  1,995,520
 2,000,000 Cullinan Finance Corp.
           5.07%, 8/08/06..............  1,989,180
 1,415,000 East-Fleet Finance Ltd.
           5.31%, 7/05/06..............  1,414,576
 2,000,000 Erasmus Capital Corp.
           5.05%, 7/18/06..............  1,995,540
 1,400,000 Five Finance, Inc.
           5.05%, 7/24/06..............  1,395,646
 1,225,000 Galaxy Funding, Inc.
           5.07%, 8/09/06..............  1,218,287
 2,000,000 George Street Finance LLC
           5.31%, 7/28/06..............  1,992,600
 2,000,000 Ivory Funding Corp.
           5.07%, 7/24/06..............  1,993,740
 2,000,000 La Fayette Asset
           Securitization LLC
           5.07%, 7/14/06..............  1,996,680
 1,296,000 Liberty Street Funding Corp.
           5.32%, 8/08/06..............  1,289,053
 1,000,000 Solitaire Funding LLC
           5.05%, 7/12/06..............    998,660
 2,000,000 Starbird Funding Corp.
           5.39%, 10/02/06.............  1,971,852
 2,000,000 Tasman Funding LLC
           5.31%, 7/26/06..............  1,993,180

Principal
 Amount                                 Value
----------                           -----------
           Commercial Paper (Continued)
$1,978,000 TSL (USA), Inc.
           5.40%, 9/25/06........... $ 1,952,957
 2,000,000 White Pine Finance LLC
           5.40%, 9/20/06...........   1,976,239
                                     -----------
                                      28,170,860
                                     -----------
           Total Commercial Paper
           (Cost $30,447,904).......  30,452,028
                                     -----------
           Collateralized Mortgage
           Obligations--29.4%
           Federal Home Loan Mortgage Corp.--7.6%
 2,172,134 Series 1601, Class PJ
           6.00%, 10/15/08..........   2,173,862
    36,842 Series 2617, Class UA
           3.00%, 6/15/09...........      36,796
   909,810 Series 2643, Class LA
           4.50%, 1/15/11...........     903,846
 3,000,000 Structured Pass Through
           Securities,
           Series 2677, Class LM
           4.00%, 4/15/13...........   2,942,868
                                     -----------
                                       6,057,372
                                     -----------
           Federal National Mortgage
           Association--6.5%
 1,007,861 Series 2002-77, Class QP
           5.00%, 9/25/26...........     999,236
   194,351 Series 2003-41, Class YN
           4.00%, 5/25/17...........     193,835
   500,374 Series 2004-1, Class GK
           3.00%, 12/25/12..........     494,951
 2,717,988 Series 2005-57, Class CK
           5.00%, 7/25/35...........   2,673,832

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Collateralized Mortgage
           Obligations (Continued)
$  816,273 Series 2005-98, Class G
           5.50%, 12/25/14........... $  814,194
                                      ----------
                                       5,176,048
                                      ----------
           Government National Mortgage
           Association--1.2%
   984,265 Series 2001-63, Class PB
           6.00%, 2/20/30............    982,909
                                      ----------
           Whole Loan Collateral CMO--14.1%
 2,000,000 Bank of America Mortgage
           Securities,
           Series 2004-E, Class 2A3
           4.11%, 6/25/34 FRN........  1,961,726
 1,859,175 CS First Boston Mortgage
           Securities Corp.,
           Series 2004-1, Class 1A1
           5.75%, 2/25/34............  1,840,080
   569,876 Granite Mortgages PLC
           (Great Britain),
           Series 2003-1, Class 1A2
           5.27%, 1/20/20 FRN........    571,460
 2,821,854 Residential Asset
           Securitization Trust,
           Series 2005-A14, Class A5
           5.50%, 12/25/35...........  2,696,403
 2,436,183 Structured Adjustable Rate
           Mortgage Loan,
           Series 2005-17, Class 4A2
           5.15%, 8/25/35............  2,402,034

Principal
 Amount                                     Value
----------                               -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,831,783 Structured Adjustable Rate
           Mortgage Loan,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36............... $ 1,817,494
                                         -----------
                                          11,289,197
                                         -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $23,759,341)...........  23,505,526
                                         -----------
           Asset-Backed
           Securities--26.2%
           Auto Floor Plan Asset-Backed
           Securities--3.7%
 3,000,000 Ford Credit Floorplan Master
           Owner Trust,
           Series 2004-1, Class A
           5.24%, 7/15/09 FRN...........   2,999,715
                                         -----------
           Automobile Asset-Backed Securities--10.8%
 1,147,106 Capital One Prime Auto
           Receivables Trust,
           Series 2006-1, Class A1
           4.87%, 3/15/07...............   1,146,883
 1,223,084 Honda Auto Receivables
           Owner Trust,
           Series 2006-1, Class A1
           4.93%, 4/18/07...............   1,223,084
   531,959 Nissan Auto Lease Trust,
           Series 2003-A, Class A3A
           5.39%, 6/15/09 FRN...........     532,376
 1,721,863 Trade Auto Receivables
           Owners Trust,
           5.14%, 6/12/07...............   1,721,174

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations (Continued)
$2,000,000 USAA Auto Owner Trust,
           Series 2006-1, Class A2
           5.03%, 11/17/07............. $1,995,636
 2,000,000 USAA Auto Owner Trust,
           Series 2006-2, Class A2
           5.31%, 3/16/09..............  1,996,851
                                        ----------
                                         8,616,004
                                        ----------
           Other Asset-Backed Securities--11.7%
   797,815 CIT Equipment Collateral,
           Series 2003-EF1, Class A3
           5.43%, 1/20/08 FRN..........    798,391
 1,257,577 CIT Equipment Collateral,
           Series 2006-VT1, Class A1
           4.99%, 3/20/07..............  1,256,374
 1,709,285 Credit-Based Asset Servicing
           and Securitization,
           Series 2006-CB1, Class AF1
           5.46%, 1/25/36..............  1,699,107
 2,000,000 GE Equipment Small Ticket
           LLC,
           Series 2005-2A, Class A2,
           4.84%, 2/22/08..............  1,993,096
   180,017 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS7, Class AIIB
           5.66%, 8/25/33 FRN..........    180,646
    88,845 Residential Asset Securities
           Corp.,
           Series 2003-KS11, Class AIIB
           5.62%, 1/25/34 FRN..........     88,923

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$3,350,096 Structured Asset Securities
           Corp.,
           Series 2004-17XS, Class A2
           4.45%, 9/25/34............. $ 3,325,952
                                       -----------
                                         9,342,489
                                       -----------
           Total Asset-Backed
           Securities
           (Cost $20,981,326).........  20,958,208
                                       -----------
           Corporate Bonds--5.6%
           Banks--3.1%
 2,500,000 Bank of America NA
           5.36%, 6/19/07 FRN.........   2,500,328
                                       -----------
           Media--2.5%
 2,000,000 Gannett Co.
           5.41%, 5/26/09 FRN.........   2,001,770
                                       -----------
           Total Corporate Bonds
           (Cost $4,500,000)..........   4,502,098
                                       -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income fund

         June 30, 2006 (Unaudited)

Number Of
 Shares                                     Value
---------                                -----------
          Money Market Fund--1.5%
1,230,482 BNY Hamilton Money Fund
          (Institutional Shares),
          5.06% (a)
          (Cost $1,230,482)............. $ 1,230,482
                                         -----------
          Total Investments
          (Cost $80,919,053) (b)--
          100.7%........................  80,648,342
          Liabilities in excess of other
          assets--(0.7%)................    (569,205)
                                         -----------
          Net Assets--100.0%............ $80,079,137
                                         -----------

FRNFloating Rate Note. Coupon shown is in effect at June 30, 2006.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $270,711 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $11,793 and aggregate gross unrealized depreciation of $282,504.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $79,688,571)......................... $79,417,860
            Affiliated investments at market value,
             (Cost $1,230,482)..........................   1,230,482
            Receivables:
             Investments sold...........................   6,378,299
             Interest...................................     185,184
             Capital stock sold.........................     140,480
            Other assets................................      22,873
                                                         -----------
             Total Assets...............................  87,375,178
                                                         -----------
          Liabilities:
            Due to custodian............................         182
            Payables:
             Investments purchased......................   5,899,439
             Capital stock repurchased..................   1,197,615
             Dividends..................................     107,306
             Services provided by The Bank of
              New York..................................      13,948
            Accrued expenses and other liabilities......      77,551
                                                         -----------
             Total Liabilities..........................   7,296,041
                                                         -----------
          Net Assets:................................... $80,079,137
                                                         -----------
          Sources Of Net Assets:
            Capital stock @ par......................... $    40,485
            Paid in capital.............................  84,682,068
            Undistributed net investment income.........      66,061
            Accumulated net realized loss on
             investments................................  (4,438,766)
            Net unrealized depreciation on
             investments................................    (270,711)
                                                         -----------
          Net Assets.................................... $80,079,137
                                                         -----------
          Class A Shares:
            Net assets.................................. $ 2,224,984
                                                         -----------
            Shares outstanding..........................   1,125,044
                                                         -----------
            Net asset value, offering price and
             repurchase price per share................. $      1.98
            Maximum sales charge--1.50% of public
             offering price.............................        0.03
                                                         -----------
            Maximum offering price...................... $      2.01
                                                         -----------


           Class C Shares:
             Net assets................................ $     20,575
                                                        ------------
             Shares outstanding........................       10,410
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $       1.98
                                                        ------------
           Institutional Shares:
             Net assets................................ $ 77,833,578
                                                        ------------
             Shares outstanding........................   39,349,184
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $       1.98
                                                        ------------
           Class A Shares authorized @ $0.001 par
            value......................................  400,000,000
           Class C Shares authorized @ $0.001 par
            value......................................  400,000,000
           Institutional Shares authorized @ $0.001 par
            value......................................  400,000,000

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Operations

         For the six months ended June 30, 2006 (Unaudited)

 Investment Income:
   Interest........................................................ $1,908,192
   Interest from affiliated fund...................................     74,325
                                                                    ----------
                                                                     1,982,517
                                                                    ----------
 Expenses:
   Advisory........................................................     42,554
   Administration..................................................     29,788
   Transfer agent..................................................     23,096
   Directors.......................................................     12,812
   Registration and filings........................................     10,966
   Custodian.......................................................      9,992
   Audit...........................................................      8,154
   12b-1 fees--Class A Shares......................................      2,833
          Class C Shares...........................................        101
   Insurance.......................................................      2,168
   Legal...........................................................      2,150
   Cash management.................................................        739
   Other...........................................................      9,378
                                                                    ----------
    Total Expenses.................................................    154,731
   Fees waived by The Bank of New York (Note 3)....................    (42,493)
   Earnings credit adjustment (Note 3).............................     (2,920)
                                                                    ----------
    Net Expenses...................................................    109,318
                                                                    ----------
    Net Investment Income..........................................  1,873,199
                                                                    ----------
 Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments................................   (298,855)
   Increase in unrealized appreciation/depreciation on investments.     69,295
                                                                    ----------
   Net realized and unrealized loss on investments.................   (229,560)
                                                                    ----------
   Net increase in net assets resulting from operations............ $1,643,639
                                                                    ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets

                                                                                             Six Months Ended   Year Ended
                                                                                              June 30, 2006    December 31,
                                                                                               (Unaudited)         2005
                                                                                             ---------------- -------------
Operations:
  Net investment income.....................................................................   $  1,873,199   $   5,018,123
  Net realized loss on investments..........................................................       (298,855)     (1,090,626)
  Increase in unrealized appreciation/depreciation on investments...........................         69,295         658,857
                                                                                               ------------   -------------
   Net increase in net assets resulting from operations.....................................      1,643,639       4,586,354
                                                                                               ------------   -------------
Dividends To Shareholders:
  Dividends from net investment income: Class A Shares......................................        (47,230)        (91,723)
                          Class C Shares....................................................           (348)           (817)
                          Institutional Shares..............................................     (1,831,141)     (4,933,256)
                                                                                               ------------   -------------
                                                                                                 (1,878,719)     (5,025,796)
                                                                                               ------------   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................        227,334         484,084
                     Class C Shares.........................................................             --         127,714
                     Institutional Shares...................................................     48,752,685      94,529,894
  Proceeds from shares issued on reinvestment of dividends: Class A Shares..................         46,402          93,274
                                    Class C Shares..........................................            341             796
                                    Institutional Shares....................................        800,966       2,291,844
  Value of capital stock repurchased: Class A Shares........................................       (515,020)     (6,063,250)
                      Class C Shares........................................................             --        (195,423)
                      Institutional Shares..................................................    (58,642,877)   (333,908,188)
                                                                                               ------------   -------------
  Net decrease in net assets resulting from capital stock transactions......................     (9,330,169)   (242,639,255)
                                                                                               ------------   -------------
   Decrease in Net Assets...................................................................     (9,565,249)   (243,078,697)
Net Assets:
  Beginning of year.........................................................................     89,644,386     332,723,083
                                                                                               ------------   -------------
  End of period (includes undistributed net investment income of $66,061 at June 30,
   2006 and $71,581 at December 31, 2005)...................................................   $ 80,079,137   $  89,644,386
                                                                                               ------------   -------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................        114,810         243,531
         Class C Shares.....................................................................             --          64,415
         Institutional Shares...............................................................     24,619,931      47,735,161
  Shares issued on reinvestment of dividends: Class A Shares................................         23,417          47,056
                           Class C Shares...................................................            172             401
                           Institutional Shares.............................................        404,227       1,157,471
  Shares repurchased: Class A Shares........................................................       (260,111)     (3,051,521)
             Class C Shares.................................................................             --         (98,527)
             Institutional Shares...........................................................    (29,608,334)   (168,620,392)
                                                                                               ------------   -------------
   Net decrease.............................................................................     (4,705,888)   (122,522,405)
  Shares outstanding, beginning of year.....................................................     45,190,526     167,712,931
                                                                                               ------------   -------------
  Shares outstanding, end of period.........................................................     40,484,638      45,190,526
                                                                                               ------------   -------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                  Class A Shares
                                            -------------------------------------------------------
                                                                   Year Ended         For the Period
                                            Six Months Ended      December 31,         May 2, 2002*
                                             June 30, 2006   ----------------------       through
                                              (Unaudited)     2005    2004    2003   December 31, 2002
                                            ---------------- ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 1.98      $ 1.99  $ 2.00  $ 2.00       $ 2.00
                                                 ------      ------  ------  ------       ------
Gain (loss) from investment operations
Net investment income/(a)/.................        0.04        0.05    0.03    0.03         0.02
Net realized and unrealized gain (loss) on
  investments..............................          --       (0.01)  (0.01)     --         0.01
                                                 ------      ------  ------  ------       ------
 Total from investment operations..........        0.04        0.04    0.02    0.03         0.03
                                                 ------      ------  ------  ------       ------
Dividends
Dividends from net investment income.......       (0.04)      (0.05)  (0.03)  (0.03)       (0.03)
                                                 ------      ------  ------  ------       ------
Net asset value at end of period...........      $ 1.98      $ 1.98  $ 1.99  $ 2.00       $ 2.00
                                                 ------      ------  ------  ------       ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/...............................        2.09%       2.10%   1.02%   1.60%        1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $2,225      $2,473  $7,966  $3,332       $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.50%**     0.50%   0.50%   0.50%        0.50%**
 Expenses, prior to waiver from The Bank of
   New York................................        0.60%**     0.54%   0.52%   0.54%        0.60%**
 Net investment income, net of waiver from
   The Bank of New York....................        4.16%**     2.92%   1.30%   1.37%        1.72%**
Portfolio turnover rate....................          50%         51%    105%     87%          40%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                  Class C Shares
                                               -------------------------------------------------
                                                                                   For the Period
                                               Six Months Ended                    June 18, 2004*
                                                June 30, 2006      Year Ended          through
                                                 (Unaudited)    December 31, 2005 December 31, 2004
                                               ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period........      $ 1.98           $ 1.99            $ 1.99
                                                    ------           ------            ------
Gain from investment operations
Net investment income/(a)/....................        0.03             0.03              0.01
                                                    ------           ------            ------
Dividends
Dividends from net investment income..........       (0.03)           (0.04)            (0.01)
                                                    ------           ------            ------
Net asset value at end of period..............      $ 1.98           $ 1.98            $ 1.99
                                                    ------           ------            ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..................................        1.71%            1.33%             0.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...      $   20           $   20            $   87
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...................................        1.25%**          1.25%             1.25%**
 Expenses, prior to waiver from The Bank of
   New York...................................        1.36%**          1.29%             1.26%**
 Net investment income, net of waiver from The
   Bank of New York...........................        3.42%**          2.83%             0.66%**
Portfolio turnover rate.......................          50%              51%              105%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                Institutional Shares
                                           ------------------------------------------------------------
                                                                     Year Ended           For the Period
                                           Six Months Ended         December 31,           May 1, 2002*
                                            June 30, 2006   ---------------------------       through
                                             (Unaudited)      2005     2004      2003    December 31, 2002
                                           ---------------- -------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $  1.98      $  1.98  $   2.00  $   2.00      $   2.00
                                               -------      -------  --------  --------      --------
Gain (loss) from investment operations
Net investment income/(a)/................        0.04         0.05      0.03      0.03          0.03
Net realized and unrealized gain (loss) on
  investments.............................          --         0.01     (0.02)     0.01            --
                                               -------      -------  --------  --------      --------
 Total from investment operations.........        0.04         0.06      0.01      0.04          0.03
                                               -------      -------  --------  --------      --------
Dividends
Dividends from net investment
  income..................................       (0.04)       (0.06)    (0.03)    (0.04)        (0.03)
                                               -------      -------  --------  --------      --------
Net asset value at end of period..........     $  1.98      $  1.98  $   1.98  $   2.00      $   2.00
                                               -------      -------  --------  --------      --------
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/........................        2.22%        2.88%     0.76%     1.86%         1.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $77,834      $87,151  $324,670  $426,475      $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................        0.25%**      0.25%     0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The
   Bank of New York.......................        0.35%**      0.29%     0.27%     0.29%         0.38%**
 Net investment income, net of waiver
   from The Bank of New York..............        4.41%**      2.90%     1.51%     1.56%         1.97%**
Portfolio turnover rate...................          50%          51%      105%       87%           40%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

 Principal
  Amount                                Value
------------                         ------------
             Commercial Paper--56.9%
             Asset-Backed Securities--46.4%
$ 62,380,000 Adirondack Corp.
             5.34%, 7/10/06......... $ 62,296,723
 150,000,000 Adirondack Corp.
             5.19%, 7/14/06.........  149,718,875
 100,000,000 Amstel Funding Corp.
             5.31%, 7/06/06.........   99,926,250
 100,000,000 Amstel Funding Corp.
             4.95%, 9/27/06.........   98,790,000
 200,000,000 Anglesea Funding LLC
             5.40%, 7/03/06.........  199,939,999
  92,000,000 Anglesea Funding LLC
             5.22%, 7/06/06.........   91,933,300
  50,000,000 Barton Capital LLC
             5.10%, 7/07/06.........   49,957,500
  38,392,000 Beethoven Funding Corp.
             5.31%, 7/05/06.........   38,369,349
 100,120,000 Beethoven Funding Corp.
             5.31%, 7/07/06.........  100,031,394
 148,000,000 Beethoven Funding Corp.
             5.18%, 7/18/06.........  147,637,976
  60,000,000 Beethoven Funding Corp.
             5.31%, 7/24/06.........   59,796,450
  50,000,000 Blue Bell Funding Corp.
             5.23%, 7/17/06.........   49,883,778
 150,000,000 Blue Bell Funding Corp.
             5.32%, 7/27/06.........  149,423,667
 199,843,000 Buckingham LLC
             5.31%, 7/21/06.........  199,253,462
  37,378,000 Cancara Asset
             Securitization LLC
             5.06%, 8/11/06.........   37,162,599
  50,000,000 Clipper Receivables LLC
             5.25%, 7/20/06.........   49,861,458

 Principal
  Amount                                 Value
------------                          ------------
             Commercial Paper
             (Continued)
$ 73,986,000 Cullinan Finance Corp.
             5.07%, 8/14/06.......... $ 73,527,533
  65,800,000 East-Fleet Finance LLC
             5.22%, 7/06/06..........   65,752,295
  43,248,000 East-Fleet Finance LLC
             5.33%, 7/07/06..........   43,209,581
  61,741,000 Fountain Square
             Commercial Funding Corp.
             5.06%, 8/07/06..........   61,419,913
 188,373,000 G Street Finance
             (Delaware) Corp.
             5.34%, 7/07/06..........  188,205,347
  50,000,000 Galleon Capital LLC
             5.12%, 7/06/06..........   49,964,444
  86,500,000 Greyhawk Funding LLC
             5.23%, 7/12/06..........   86,361,768
  71,472,000 Jupiter Securitization
             Corp.
             5.06%, 8/09/06..........   71,080,214
  90,430,000 Klio III Funding Corp.
             5.31%, 7/25/06..........   90,109,878
 100,000,000 McKinley Funding Corp.
             5.33%, 7/25/06..........   99,645,000
  82,036,000 Millstone Funding Corp.
             5.08%, 8/04/06..........   81,642,797
  92,148,000 Millstone Funding Corp.
             5.33%, 7/25/06..........   91,820,875
  74,084,000 Nieuw Amsterdam
             Receivables Corp.
             5.14%, 7/10/06..........   73,988,802
 120,000,000 Nieuw Amsterdam
             Receivables Corp.
             5.17%, 7/11/06..........  119,827,667

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2006 (Unaudited)

 Principal
  Amount                                  Value
------------                           ------------
             Commercial Paper
             (Continued)
$100,000,000 Ormond Quay Funding
             PLC
             5.09%, 7/05/06........... $ 99,999,834
 100,000,000 Ormond Quay Funding
             PLC
             5.08%, 8/15/06...........   99,365,625
 100,000,000 Paradigm Funding LLC
             5.25%, 7/20/06...........   99,722,917
  24,634,000 Paradigm Funding LLC
             5.06%, 8/08/06...........   24,502,427
 140,505,000 Perry Global Funding Ltd.
             5.13%, 7/07/06...........  140,384,868
  60,000,000 Premier Asset
             Collateralized Entity LLC
             4.89%, 7/06/06...........   59,959,292
 121,999,000 Quatro-PmX Funding
             Corp.
             5.10%, 7/10/06...........  121,843,451
  50,000,000 Rabobank USA Financial
             Corp.
             4.96%, 9/29/06...........   49,380,000
  95,700,000 Saint Germain Holdings,
             Inc.
             5.33%, 7/10/06...........   95,574,855
 100,000,000 Saint Germain Holdings,
             Inc.
             5.25%, 7/18/06...........   99,752,083
  48,000,000 Saint Germain Holdings,
             Inc.
             5.33%, 7/24/06...........   47,836,547
  31,022,000 Scaldis Capital LLC
             5.07%, 8/15/06...........   30,825,398
  81,718,000 Scaldis Capital LLC
             5.07%, 8/16/06...........   81,188,604

 Principal
  Amount                                   Value
------------                           --------------
             Commercial Paper
             (Continued)
$ 50,000,000 Sheffield Receivables
             Corp.
             5.08%, 7/07/06........... $   49,957,667
  50,000,000 Surrey Funding Corp.
             5.06%, 8/14/06...........     49,690,778
  75,000,000 Sydney Capital Corp.
             5.18%, 7/11/06...........     74,892,083
  80,640,000 Sydney Capital Corp.
             5.07%, 8/15/06...........     80,128,944
  75,000,000 Tasman Funding, Inc.
             5.17%, 7/12/06...........     74,881,521
  74,037,000 Tasman Funding, Inc.
             5.25%, 7/20/06...........     73,831,856
 100,000,000 Victory Receivables Corp.
             5.07%, 7/03/06...........     99,971,833
  75,321,000 Victory Receivables Corp.
             5.25%, 7/19/06...........     75,123,282
  50,000,000 Zenith Funding Corp.
             5.13%, 7/07/06...........     49,957,250
                                       --------------
                                        4,459,310,009
                                       --------------
             Diversified Financial Services--10.0%
 100,000,000 Amstel Funding Corp.
             5.07%, 8/15/06...........     99,366,250
 100,000,000 Austra Corp.
             5.32%, 7/12/06...........     99,837,444
 147,000,000 Austra Corp.
             5.31%, 7/24/06...........    146,501,303
 200,000,000 Berkeley Square LLC
             5.34%, 7/03/06...........    199,940,668
  78,146,000 KBC Financial Products
             International Ltd.
             4.92%, 8/01/06...........     77,814,921

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2006 (Unaudited)

 Principal
  Amount                                Value
------------                        --------------
             Commercial Paper
             (Continued)
$ 44,584,000 La Fayette Asset
             Securitization LLC
             5.33%, 7/05/06........ $   44,557,596
  48,814,000 La Fayette Asset
             Securitization LLC
             5.33%, 7/06/06........     48,777,864
  49,567,000 La Fayette Asset
             Securitization LLC
             5.32%, 7/07/06........     49,523,051
  98,466,000 La Fayette Asset
             Securitization LLC
             5.10%, 8/14/06........     97,852,229
 100,000,000 Tulip Funding Corp.
             5.06%, 8/16/06........     99,353,444
                                    --------------
                                       963,524,770
                                    --------------
             Holding Companies--0.5%
  50,000,000 Goldman Sachs Group
             4.75%, 10/24/06.......     49,241,319
                                    --------------
             Total Commercial
             Paper
             (Cost $5,472,076,098).  5,472,076,098
                                    --------------
             Corporate Bonds--15.2%
             Banks--3.1%
 100,000,000 American Express Bank
             5.32%, 11/22/06 FRN...    100,024,293
 200,000,000 Bank of America
             5.36%, 6/19/07 FRN....    200,000,000
                                    --------------
                                       300,024,293
                                    --------------
             Diversified Financial Services--12.1%
  50,000,000 Atlas Capital Funding
             Corp.
             5.11%, 8/04/06 FRN....     49,999,207

 Principal
  Amount                                   Value
------------                            ------------
             Corporate Bonds (Continued)
$ 40,000,000 Harrier Finance Funding
             LLC
             5.28%, 5/25/07............ $ 39,992,033
  50,000,000 Links Finance LLC
             5.13%, 9/12/06 FRN........   49,998,326
 100,000,000 Merrill Lynch & Co.
             5.32%, 7/27/07............  100,000,000
  84,000,000 Morgan Stanley
             5.23%, 11/09/06 FRN.......   84,018,536
  70,000,000 Premier Asset
             Collateralized Entity LLC
             5.30%, 4/25/07............   69,998,353
  50,000,000 Premier Asset Collaterized
             Entity LLC
             5.16%, 8/04/06 FRN........   49,998,350
  75,000,000 Premier Asset Collaterized
             Entity LLC
             5.28%, 9/25/06 FRN........   74,997,605
 100,000,000 Rathgar Capital
             5.09%, 10/10/06 FRN.......   99,997,255
 100,000,000 Sedna Finance, Inc.
             5.16%, 10/23/06 FRN.......   99,998,447
 100,000,000 Sigma Finance, Inc.
             4.98%, 2/09/07............  100,000,000
  20,000,000 Stanfield Victoria Funding
             LLC
             5.23%, 10/20/06 FRN.......   19,998,732
 100,000,000 Stanfield Victoria Funding
             LLC
             5.28%, 10/25/06 FRN.......   99,996,187
  26,000,000 Tango Finance Corp.
             5.28%, 10/25/06 FRN.......   25,998,351
  30,000,000 Tango Finance Corp.
             5.30%, 11/01/06 FRN.......   29,998,981

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2006 (Unaudited)

 Principal
  Amount                                    Value
------------                            --------------
             Corporate Bonds (Continued)
$ 30,000,000 Whistlejacket Capital Ltd.
             5.31%, 9/29/06 FRN........ $   29,998,386
  25,000,000 Whistlejacket Capital Ltd.
             5.25%, 11/22/06 FRN.......     24,999,011
  60,000,000 Whistlejacket Capital Ltd.
             5.23%, 11/27/06 FRN.......     59,995,782
  50,000,000 White Pine Finance LLC
             5.15%, 10/16/06 FRN.......     49,997,554
                                        --------------
                                         1,159,981,096
                                        --------------
             Total Corporate Bonds
             (Cost $1,460,005,389).....  1,460,005,389
                                        --------------
             Certificates Of
             Deposit--14.6%
             Banks--12.5%
 100,000,000 Barclays Bank PLC
             5.13%, 8/17/06............    100,000,323
 100,000,000 Calyon, NY
             5.06%, 7/17/06............    100,000,000
  50,000,000 Calyon, NY
             4.92%, 2/02/07............     50,000,000
  50,000,000 Depfa Bank PLC
             5.10%, 7/07/06............     50,000,000
  50,000,000 Deutsche Bank
             5.10%, 7/07/06............     50,000,000
  50,000,000 Dexia Banque S.A.
             4.90%, 11/07/06...........     50,000,000
  50,000,000 Dexia Banque S.A.
             5.00%, 2/12/07............     50,000,000
 100,000,000 First Tennessee Bank
             5.14%, 7/12/06............    100,000,000
  50,000,000 HBOS Treasury Services
             PLC
             5.21%, 9/06/06............     50,000,000

 Principal
  Amount                                   Value
------------                           --------------
             Certificates Of
             Deposit (Continued)
$ 50,000,000 HBOS Treasury Services
             PLC
             4.93%, 2/06/07........... $   50,000,000
  50,000,000 Mercantile Safe Deposit &
             Trust Co.
             5.24%, 11/20/06 FRN......     50,000,000
  50,000,000 Societe Generale
             4.96%, 2/05/07...........     50,000,000
 100,000,000 Svenska Handelsbanken,
             Inc.
             4.96%, 2/07/07...........    100,000,000
  50,000,000 Svenska Handelsbanken,
             Inc.
             5.10%, 7/10/06...........     50,000,000
  50,000,000 UBS AG
             5.10%, 7/10/06...........     50,000,000
  50,000,000 Wachovia Bank
             5.46%, 3/30/07 FRN.......     49,995,905
  50,000,000 Wells Fargo Bank
             5.17%, 7/05/06...........     50,000,000
 100,000,000 Wells Fargo Bank
             5.21%, 7/05/06...........    100,000,000
  50,000,000 Wells Fargo Bank
             5.27%, 7/17/06...........     50,000,000
                                       --------------
                                        1,199,996,228
                                       --------------
             Diversified Financial Services--2.1%
 100,000,000 American Express
             Centurion Bank
             5.20%, 7/12/06...........    100,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2006 (Unaudited)

 Principal
  Amount                               Value
------------                       --------------
             Certificates Of
             Deposit (Continued)
$100,000,000 American Express
             Centurion Bank
             5.12%, 8/14/06....... $  100,000,000
                                   --------------
                                      200,000,000
                                   --------------
             Total Certificates of
             Deposit
             (Cost $1,399,996,228)  1,399,996,228
                                   --------------
             Time Deposits--9.6%
             Banks--9.6%
 250,000,000 Fifth Third Bank
             5.27%, 7/03/06.......    250,000,000
 150,000,000 National City Bank,
             Cleveland
             5.19%, 7/03/06.......    150,000,000
 200,000,000 National City Bank,
             Cleveland
             5.25%, 7/03/06.......    200,000,000
 250,000,000 Suntrust Atlanta
             5.25%, 7/03/06.......    250,000,000
  76,956,000 US Bank
             5.19%, 7/03/06.......     76,956,000
                                   --------------
             Total Time Deposits
             (Cost $926,956,000)..    926,956,000
                                   --------------

 Principal
  Amount                                      Value
------------                             --------------
             Master Note--3.9%
$375,000,000 IXIS Commercial Paper
             Master Note, 5.36%, dated
             6/30/06, due 7/03/06,
             repurchase price
             $375,167,578 (Collateral--
             ABS, 0.00%, 9/19/45,
             CBND, 4.61%-5.13%,
             12/28/07-4/15/10,
             CMO, 0.00%, 8/25/32-
             9/25/45; aggregate market
             value plus accrued interest
             $382,672,930)
             (Cost $375,000,000)........ $  375,000,000
                                         --------------
             Total Investments
             (Cost $9,634,033,715) (a)
             --100.2%...................  9,634,033,715
             Liabilities in excess of
             other assets--(0.2%).......    (17,837,124)
                                         --------------
             Net Assets--100.0%......... $9,616,196,591
                                         --------------

ABS   Asset Backed Securities.
CBND  Corporate Bonds.
CMO   Collateralized Mortgage Obligations.
FRN   Floating Rate Note. Coupon shown is in effect at June 30, 2006.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $9,634,033,715).............. $ 9,634,033,715
              Cash................................             137
              Receivables:
               Capital stock sold.................   1,330,409,220
               Investments sold...................     822,442,638
               Interest...........................      18,159,625
              Other assets........................         190,225
                                                   ---------------
               Total Assets.......................  11,805,235,560
                                                   ---------------
            Liabilities:
              Payables:
               Investments purchased..............   1,526,688,500
               Capital stock repurchased..........     626,078,230
               Dividends..........................      33,445,068
               Services provided by The Bank of
                New York..........................       1,802,396
              Accrued expenses and other
               liabilities........................       1,024,775
                                                   ---------------
               Total Liabilities..................   2,189,038,969
                                                   ---------------
            Net Assets:........................... $ 9,616,196,591
                                                   ---------------
            Sources Of Net Assets:
              Capital stock @ par................. $     9,617,641
              Paid in capital.....................   9,608,020,746
              Undistributed net investment
               income.............................          89,316
              Accumulated net realized loss on
               investments........................      (1,531,112)
                                                   ---------------
            Net Assets............................ $ 9,616,196,591
                                                   ---------------
            Hamilton Shares:
              Net assets.......................... $ 4,777,833,494
                                                   ---------------
              Shares outstanding..................   4,778,559,332
                                                   ---------------
              Net asset value, offering price and
               repurchase price per share......... $          1.00
                                                   ---------------
            Premier Shares:
              Net assets.......................... $ 3,505,791,517
                                                   ---------------
              Shares outstanding..................   3,506,313,054
                                                   ---------------
              Net asset value, offering price and
               repurchase price per share......... $          1.00
                                                   ---------------


            Classic Shares:
              Net assets............................ $1,232,318,613
                                                     --------------
              Shares outstanding....................  1,232,508,074
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Institutional Shares:
              Net assets............................ $  100,252,947
                                                     --------------
              Shares outstanding....................    100,260,391
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Retail Shares:
              Net assets............................ $           10
                                                     --------------
              Shares outstanding....................             10
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Agency Shares:
              Net assets............................ $           10
                                                     --------------
              Shares outstanding....................             10
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Hamilton Shares authorized @ $0.001 par
             value..................................  7,000,000,000
            Premier Shares authorized @ $0.001 par
             value..................................  4,000,000,000
            Classic Shares authorized @ $0.001 par
             value..................................  3,000,000,000
            Institutional Shares authorized @ $0.001
             par value..............................  3,000,000,000
            Retail Shares authorized @ $0.001 par
             value..................................  3,000,000,000
            Agency Shares authorized @ $0.001 par
             value..................................  3,000,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Operations

         For the six months ended June 30, 2006 (Unaudited)

     Investment Income:
       Interest............................................. $193,447,273
                                                             ------------
     Expenses:
       Servicing fees--Premier Shares.......................    3,350,805
                Classic Shares..............................    1,780,863
                Hamilton Shares.............................    1,126,227
       Advisory.............................................    2,826,158
       Administration.......................................    2,018,684
       12b-1 fee--Classic Shares............................    1,484,053
       Custodian............................................      223,443
       Legal................................................      173,645
       Insurance............................................      101,443
       Transfer agent.......................................       92,661
       Reports to shareholders..............................       61,301
       Cash management......................................       43,484
       Registration and filings.............................       35,810
       Audit................................................       27,231
       Directors............................................       13,172
       Other................................................      137,286
                                                             ------------
        Total Expenses......................................   13,496,266
                                                             ------------
        Net Investment Income...............................  179,951,007
                                                             ------------
     Realized Loss on Investments:
       Net realized loss on investments.....................     (283,575)
                                                             ------------
       Net increase in net assets resulting from operations. $179,667,432
                                                             ------------


See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                      Six Months Ended     Year Ended
                                                                                       June 30, 2006      December 31,
                                                                                        (Unaudited)           2005
                                                                                      ----------------  ----------------
Operations:
  Net investment income.............................................................. $    179,951,007  $    199,375,272
  Net realized loss on investments...................................................         (283,575)       (1,247,537)
                                                                                      ----------------  ----------------
   Net increase in net assets resulting from operations..............................      179,667,432       198,127,735
                                                                                      ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares..............................     (103,452,826)     (113,947,889)
                          Premier Shares.............................................      (48,650,419)      (58,081,356)
                          Classic Shares.............................................      (24,357,356)      (27,129,541)
                          Institutional..............................................       (3,489,755)         (216,486)
                                                                                      ----------------  ----------------
                                                                                          (179,950,356)     (199,375,272)
                                                                                      ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares..................................   22,851,552,770    43,466,180,158
                      Premier Shares.................................................   14,729,664,867    18,195,217,584
                      Classic Shares.................................................   15,525,232,583    27,336,210,913
                      Institutional Shares...........................................    2,444,419,957       353,823,071
                      Retail Shares..................................................               --                10
                      Agency Shares..................................................               --                10
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..........       14,929,320        16,624,522
                                    Premier Shares...................................       10,854,226        15,086,642
                                    Classic Shares...................................       23,018,534        24,312,778
                                    Institutional....................................          271,691                --
  Value of capital stock repurchased: Hamilton Shares................................  (22,902,000,659)  (42,518,477,994)
                       Premier Shares................................................  (13,286,983,437)  (18,230,224,745)
                       Classic Shares................................................  (15,478,967,481)  (27,234,123,648)
                       Institutional Shares..........................................   (2,391,720,348)     (306,533,980)
                                                                                      ----------------  ----------------
  Net increase in net assets resulting from capital stock transactions...............    1,540,272,023     1,118,095,321
                                                                                      ----------------  ----------------
  Increase in Net Assets.............................................................    1,539,989,099     1,116,847,784
Net Assets:
  Beginning of year..................................................................    8,076,207,492     6,959,359,708
                                                                                      ----------------  ----------------
  End of period (includes undistributed net investment income of $89,316 at
   June 30, 2006 and $88,665 at December 31, 2005)................................... $  9,616,196,591  $  8,076,207,492
                                                                                      ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                            Six Months Ended              Year Ended
                                                                             June 30, 2006               December 31,
                                                                              (Unaudited)                    2005
                                                                            ----------------           ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.............................................  22,851,552,770             43,466,180,157
         Premier Shares....................................................  14,729,662,640             18,195,217,584
         Classic Shares....................................................  15,525,232,574             27,336,210,902
         Institutional Shares..............................................   2,444,419,957                353,823,071
         Retail Shares.....................................................              --                         10
         Agency Shares.....................................................              --                         10
  Shares issued on reinvestment of dividends: Hamilton Shares..............      14,929,320                 16,624,522
                            Premier Shares.................................      10,854,226                 15,086,642
                            Classic Shares.................................      23,018,534                 24,312,778
                            Institutional Shares...........................         271,691                         --
  Shares repurchased: Hamilton Shares...................................... (22,902,000,659)           (42,518,477,994)
              Premier Shares............................................... (13,286,983,437)           (18,230,224,745)
              Classic Shares............................................... (15,478,967,003)           (27,234,123,286)
              Institutional Shares.........................................  (2,391,720,348)              (306,533,980)
                                                                            ---------------            ---------------
   Net increase............................................................   1,540,270,265              1,118,095,671
  Shares outstanding, beginning of year....................................   8,077,370,606              6,959,274,935
                                                                            ---------------            ---------------
  Shares outstanding, end of period........................................   9,617,640,871              8,077,370,606
                                                                            ---------------            ---------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights


                                                              Hamilton Shares
                                 ------------------------------------------------------------------------
                                  Six Months
                                     Ended                       Year Ended December 31,
                                 June 30, 2006 ----------------------------------------------------------
                                  (Unaudited)     2005        2004        2003        2002        2001
                                 ------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year..........................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                  ----------   ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/......       0.023        0.031       0.012       0.010       0.016       0.040
                                  ----------   ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income........................      (0.023)      (0.031)     (0.012)     (0.010)     (0.016)     (0.040)
                                  ----------   ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period........................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                  ----------   ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/..........        2.30%        3.09%       1.19%       0.99%       1.66%       4.09%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............  $4,777,833   $4,813,508  $3,849,873  $3,317,497  $3,241,771  $4,004,182
Ratio to average net assets of:
 Expenses.......................        0.19%*       0.20%       0.21%       0.23%       0.23%       0.23%
 Net investment income..........        4.59%*       3.11%       1.19%       0.99%       1.65%       4.01%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Premier Shares
                                 ------------------------------------------------------------------------
                                  Six Months
                                     Ended                       Year Ended December 31,
                                 June 30, 2006 ----------------------------------------------------------
                                  (Unaudited)     2005        2004        2003        2002        2001
                                 ------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year..........................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                  ----------   ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/......       0.022        0.028       0.009       0.007       0.014       0.038
                                  ----------   ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income........................      (0.022)      (0.028)     (0.009)     (0.007)     (0.014)     (0.038)
                                  ----------   ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period........................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                  ----------   ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/..........        2.18%        2.83%       0.93%       0.74%       1.40%       3.83%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............  $3,505,792   $2,052,334  $2,072,615  $1,892,653  $2,242,856  $1,813,475
Ratio to average net assets of:
 Expenses.......................        0.44%*       0.45%       0.46%       0.48%       0.48%       0.48%
 Net investment income..........        4.36%*       2.79%       0.92%       0.74%       1.39%       3.69%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                             Classic Shares
                                ------------------------------------------------------------------------
                                 Six Months
                                    Ended                       Year Ended December 31,
                                June 30, 2006 ----------------------------------------------------------
                                 (Unaudited)     2005        2004        2003        2002        2001
                                ------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year.........................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                 ----------   ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/.....       0.020        0.026       0.007       0.005       0.011       0.035
                                 ----------   ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income.......................      (0.020)      (0.026)     (0.007)     (0.005)     (0.011)     (0.035)
                                 ----------   ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................  $     1.00   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                 ----------   ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based
  on net asset value/(b)/......        2.05%        2.57%       0.68%       0.49%       1.15%       3.57%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............  $1,232,319   $1,163,077  $1,036,872  $1,017,653  $1,085,726  $1,125,853
Ratio to average net assets of:
 Expenses......................        0.69%*       0.70%       0.71%       0.73%       0.73%       0.73%
 Net investment income.........        4.10%*       2.59%       0.68%       0.49%       1.14%       3.51%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                             Institutional Shares
                                                      --------------------------------
                                                                         For the Period
                                                      Six Months Ended November 15, 2005*
                                                       June 30, 2006        Through
                                                        (Unaudited)    December 31, 2005
                                                      ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period...............     $   1.00          $  1.00
                                                          --------          -------
Gain from investment operations
Net investment income/(a)/...........................        0.023            0.005
                                                          --------          -------
Dividends
Dividends from net investment income.................       (0.023)          (0.005)
                                                          --------          -------
Net asset value at end of period.....................     $   1.00          $  1.00
                                                          --------          -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/         2.33%            0.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........     $100,253          $47,288
Ratio to average net assets of:
 Expenses............................................         0.14%**          0.14%**
 Net investment income...............................         4.69%**          4.08%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                        Retail Shares                       Agency Shares
                             ------------------------------      -------------------------------
                                                For the period                      For the Period
                             Six Months Ended November 15, 2005* Six Months Ended November 15, 2005*
                              June 30, 2006        Through        June 30, 2006        Through
                               (Unaudited)    December 31, 2005    (Unaudited)    December 31, 2005
                             ---------------- ------------------ ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning
  of period.................      $1.00             $1.00             $1.00              $1.00
                                  -----             -----             -----             ------
Gain from investment
  operations
Net investment income/(a)/..         --                --                --                 --
                                  -----             -----             -----             ------
Dividends
Dividends from net
  investment income.........         --                --                --                 --
Net asset value at end of
  period....................      $1.00             $1.00             $1.00              $1.00
                                  -----             -----             -----             ------
TOTAL RETURN:
Total investment return
  based on net asset
  value/(b)/................         --                --                --                 --
RATIOS/
  SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...........      $  --/(1)/        $  --/(1)/        $  --/(1)/        /$  --(1)/
Ratio to average net assets of:
 Expenses...................         --                --                --                 --
 Net investment
   income...................         --                --                --                 --

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date      Value
----------                                            ---------- -------- -------- -----------
           Short-Term Municipal Bonds--94.7%
           Education--2.2%
$1,400,000 Albany, New York, Individual Development
           Agency Civic Facility Revenue University
           Albany Foundation Student, Series C, AMBAC
           Insured+(a)...............................  Aaa/AAA     4.00%  11/01/32 $ 1,400,000
 3,000,000 New York State Dormitory Authority
           Revenue, Non- State Supported Debt
           (Columbia University)(a)..................  Aaa/AAA     3.90   7/01/28    3,000,000
 1,000,000 New York State Dormitory Authority
           Revenue, Series A, FSA Insured+...........   NR/AAA     2.75   7/01/06    1,000,000
                                                                                   -----------
                                                                                     5,400,000
                                                                                   -----------
           General Obligations--10.9%
 2,000,000 Ithaca City, New York, Series A...........  MIG1/NR     4.25   1/17/07    2,010,867
 3,080,000 New York, New York, Series B2-SubSeries
           B-5, MBIA Insured+(a).....................  Aaa/AAA     3.92   8/15/11    3,080,000
 1,800,000 New York, New York, Series H-SubSeries
           H-4, AMBAC Insured,+(a)...................  Aaa/AAA     3.94   8/01/15    1,800,000
 3,300,000 New York, New York, Series H-SubSeries
           H-6, MBIA Insured+(a).....................  Aaa/AAA     3.91   8/01/12    3,300,000
   300,000 New York, New York, SubSeries A-10, MBIA
           Insured+(a)...............................  Aa2/AAA     4.01   8/01/17      300,000
 1,700,000 New York, New York, SubSeries A-6(a)......   Aaa/AA     3.96   8/01/19    1,700,000
 1,000,000 New York, New York, SubSeries A-9(a)......  Aa2/AAA     3.95   8/01/18    1,000,000
 8,000,000 New York, New York, SubSeries C-3(a)......   Aa2/AA     3.88   8/01/20    7,999,999
 1,300,000 New York, New York, SubSeries E-4(a)......   Aa2/AA     3.96   8/01/22    1,300,000
   450,000 New York, New York, SubSeries E-5(a)......  Aa2/AAA     3.94   8/01/17      450,000
   500,000 New York, New York, SubSeries E-5(a)......  Aa2/AAA     3.94   8/01/19      500,000
 1,000,000 Rockland County, New York, Tax
           Anticipation Notes........................  MIG1/NR     4.50   3/22/07    1,005,715
   900,000 State of New York, Series A(a)............  Aaa/AAA     3.15   3/13/20      900,000
 1,000,000 Suffolk County, New York, Tax Anticipation
           Notes, Series II.......................... MIG1/SP-1+   4.50   9/07/06    1,002,661
                                                                                   -----------
                                                                                    26,349,242
                                                                                   -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date     Value
----------                                             -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Healthcare--2.6%
$1,300,000 Nassau Health Care Corp., New York,
           Revenue Subseries 2004-C3(a)............... Aaa/AAA    3.95%  8/01/29  $1,300,000
 3,000,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries D-2C,
           MBIA Insured+(a)........................... Aaa/AAA    3.95   2/15/31   3,000,000
 2,000,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries
           D-2F(a).................................... A1/AA-     3.95   2/15/31   2,000,000
                                                                                  ----------
                                                                                   6,300,000
                                                                                  ----------
           Housing--11.3%
 3,000,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Marseilles
           Apartments)(a).............................  NR/AA     3.91   12/01/34  3,000,000
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Tribeca
           Towers), Series A(a)....................... NR/AAA     4.01   11/15/19    900,000
 6,500,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a)................. Aaa/NR     4.00   5/15/31   6,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (750 6th Ave.), Series A, FNMA
           Insured+(a)................................ Aaa/NR     4.00   5/15/31     900,000
 1,500,000 New York State Housing Finance Agency
           Revenue, (East 39th St.), Series A(a)...... Aaa/NR     4.00   11/15/31  1,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (Gethsemane Apartments), Series A,
           FNMA Insured+(a)........................... Aaa/NR     3.98   5/15/33     900,000
 1,800,000 New York State Housing Finance Agency
           Revenue, (Normandie CT I Project)(a)....... Aaa/AA     3.95   5/15/15   1,800,000
 5,875,000 New York State Housing Finance Agency
           Revenue, (River Terrace Housing),
           Series A(a)................................ Aaa/NR     3.95   5/15/34   5,875,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$1,000,000 New York State Housing Finance Agency
           Revenue, (Tribeca), Series A(a)............. Aaa/NR     4.01%  11/15/29 $ 1,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a)........................ Aaa/NR     4.01   5/01/29    1,000,000
 4,000,000 New York State Housing Finance Agency
           Revenue, Series I(a)........................  NR/AA     3.95   3/15/31    4,000,000
                                                                                   -----------
                                                                                    27,375,000
                                                                                   -----------
           Industrial Development--7.5%
 3,800,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin
           Project), FSA Insured+(a)................... Aaa/AAA    3.91   1/01/19    3,800,000
 1,000,000 Erie County, New York, Industrial
           Development Agency, City of Buffalo Project,
           FSA Insured+................................ Aaa/AAA    5.00   5/01/07    1,011,623
 1,050,000 Monroe County, New York, Industrial
           Development Agency Civic Facility Revenue,
           (Margaret Woodbury Strong).................. Aa2/NR     3.98   4/01/35    1,050,000
 1,500,000 Monroe County, New York, Industrial
           Development Agency Revenue, (Monroe
           Community College), Series(a)............... Aa2/NR     3.95   1/15/32    1,500,000
 3,700,000 Nassau County, New York, Industrial
           Development Agency Civic Facility Revenue,
           (Cold Spring Harbor Lab)(a).................  NR/A+     4.00   1/01/34    3,700,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue,
           (American Civil Project)(a)................. Aa2/AA-    4.00   6/01/35      700,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue,
           (Lycee Francais Project), Series B(a)....... Aa2/AA-    4.00   6/01/32      700,000
 4,200,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Cornell University), Series A(a)........... Aa1/AA+    3.90   7/01/30    4,200,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$1,500,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), XLCA Insured+(a)................. Aaa/NR     3.94%  7/01/34  $ 1,500,000
                                                                                  -----------
                                                                                   18,161,623
                                                                                  -----------
           Other--1.9%
 2,000,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a).......... Aaa/AA+    3.90   7/01/33    2,000,000
 2,600,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History),
           Series A, MBIA Insured+(a)................. Aaa/AAA    3.91   4/01/21    2,600,000
                                                                                  -----------
                                                                                    4,600,000
                                                                                  -----------
           Special Tax--31.5%
 1,500,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series A, FSA
           Insured+................................... Aaa/AAA    5.00   11/15/06   1,508,333
 3,000,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series B, FSA
           Insured+(a)................................ Aaa/AAA    3.90   11/01/22   3,000,000
 2,500,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-1, AMBAC
           Insured+(a)................................ NR/AAA     3.95   11/01/34   2,500,000
 2,000,000 Metropolitan Transportation Authority,
           SubSeries A-2, CIFG Insured+(a)............ Aaa/AAA    3.90   11/01/34   2,000,000
 1,500,000 Metropolitan Transportation Authority,
           SubSeries G-2(a)........................... Aa2/AA     3.92   11/01/26   1,500,000
 1,400,000 Metropolitan Transportation Authority, New
           York, Dedicated Tax Fund Variable, Series
           Series D-2, AMBAC Insured+(a).............. NR/AAA     3.95   11/01/34   1,400,000
 3,030,000 Municipal Assistance Corp. for New York
           City, Series E............................. Aaa/AAA    6.00   7/01/06    3,030,000
 1,000,000 Municipal Assistance Corp. for New York
           City, Series E............................. Aaa/AAA    6.25   7/01/06    1,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money fund

         June 30, 2006 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
$2,200,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B, FSA
           Insured+(a)................................. Aaa/AAA    3.93%  11/15/22 $2,200,000
 5,000,000 New York City Transitional Finance Authority
           Revenue, Adjustable-Future Tax, Sector D,
           Series A-1(a)............................... Aa1/AAA    3.95   11/15/28  5,000,000
 4,200,000 New York City Transitional Finance Authority
           Revenue, Series 1, SubSeries 1B(a).......... Aa2/AAA    3.95   11/01/22  4,200,000
 3,000,000 New York City Transitional Finance Authority
           Revenue, Series C(a)........................ Aa1/AAA    3.90   2/01/32   3,000,000
 2,000,000 New York City Transitional Finance Authority
           Revenue, SubSeries C-5(a)................... Aa1/AAA    3.95   8/01/31   2,000,000
   175,000 New York, New York City Transitional
           Finance Authority Revenue, Future Tax
           Secured, Series B........................... Aa1/AAA    5.00   11/15/06    175,960
   800,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3, SubSeries 3B(a)................... Aa2/AAA    4.00   11/01/22    800,000
   500,000 New York, New York City Transitional
           Finance Authority, New York City Recovery,
           Series 3-SubSeries 3H(a).................... Aa2/AAA    3.95   11/01/22    500,000
 1,000,000 New York, New York City Transitional
           Finance Authority, Series A-1............... Aa1/AAA    5.00   11/01/06  1,005,877
   850,000 New York, New York City Transitional
           Finance Authority Revenue, SubSeries
           C2(a)....................................... Aa1/AAA    4.00   8/01/31     850,000
 1,000,000 New York State Dormitory Authority Income
           Tax Revenue, Series D....................... NR/AAA     5.00   3/15/07   1,009,615
 1,000,000 New York State Dormitory Authority Lease
           Revenue, MBIA Insured+...................... Aaa/AAA    4.75   7/01/06   1,000,000
 5,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a).......... Aaa/AAA    3.90   4/01/24   5,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                           Moody's
Principal                                                    /S&P    Interest Maturity
 Amount                                                    Ratings*    Rate     Date      Value
----------                                                ---------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$4,600,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a).............  Aaa/AAA     3.90%  4/01/22  $ 4,600,000
 3,900,000 New York State Local Government Assistance
           Corp., Series B(a)............................  Aa3/AA-     3.95   4/01/25    3,900,000
 3,600,000 New York State Local Government Assistance
           Corp., Series C(a)............................   Aaa/AA     3.95   4/01/25    3,600,000
 5,900,000 New York State Local Government Assistance
           Corp., Series D(a)............................  Aa2/AA-     3.95   4/01/25    5,900,000
 1,000,000 New York State Local Government Assistance
           Corp., Series G, MBIA Insured+................  Aaa/AAA     5.50   4/01/07    1,015,473
 3,685,000 New York State Local Government Assistance
           Corp., Series G(a)............................   Aa3/A-     3.91   4/01/25    3,685,000
   690,000 New York State Thruway Authority, Second
           Generation Highway & Bridge Fund, MBIA
           Insured+(a)...................................   Aaa/NR     3.98   4/01/15      690,000
 4,950,000 New York State Urban Development Corp.,
           State Facility and Equipment, SubSeries A-3-C,
           CIFG Insured+(a)..............................   NR/AAA     3.95   3/15/33    4,950,000
 5,000,000 Puerto Rico Commonwealth, Tax & Revenue
           Anticipation Notes............................ MIG1/SP-1+   4.50   7/28/06    5,005,021
                                                                                       -----------
                                                                                        76,025,279
                                                                                       -----------
           State Appropriation--3.9%
 9,500,000 Jay Street Development Corp., New York
           Courts Facility Lease Revenue, Series A-1(a)..  Aaa/AA+     3.93   5/01/22    9,500,000
                                                                                       -----------
           Transportation--8.9%
 1,000,000 New York State Thruway Authority General
           Revenue(a)....................................  Aa3/AA-     5.50   1/01/16    1,031,139
 3,000,000 Niagara Falls, New York, Bridge Commission
           Toll Revenue, Series A, FGIC Insured+(a)......  Aaa/AAA     3.91   10/01/19   3,000,000
 1,500,000 Port Authority NY & NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 6(a)...................................   A2/A+      3.99   12/01/17   1,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$3,700,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................  A2/A+     3.93%  5/01/19  $ 3,700,000
 1,200,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a)................................  A2/A+     3.94   8/01/24    1,200,000
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B(a)............... Aa2/AA-    3.95   1/01/33    1,000,000
 1,900,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA    3.93   1/01/32    1,900,000
 6,600,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)............... Aa2/AA-    3.93   11/01/32   6,600,000
 1,500,000 Triborough Bridge & Tunnel Authority,
           Special Obligation Revenue, Series C, FSA
           Insured+(a)................................ Aaa/AAA    3.93   1/01/31    1,500,000
                                                                                  -----------
                                                                                   21,431,139
                                                                                  -----------
           Utilities--14.0%
 2,000,000 Erie County Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a)................................ Aaa/AAA    3.91   12/01/16   2,000,000
 1,250,000 Erie County Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA    3.91   12/01/16   1,250,000
   795,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................ Aaa/AAA    3.95   1/01/20      795,000
 1,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series F, FSA
           Insured+(a)................................ Aaa/AAA    3.95   12/01/29   1,000,000
 5,425,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1A(a).. Aaa/AA+    3.95   5/01/33    5,425,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
$  800,000 Long Island Power Authority, New York,
           Electric System Revenue, Variable-Series E,
           FSA Insured+(a)............................. Aaa/AAA    3.90%  12/01/29 $    800,000
 4,500,000 Long Island Power Authority, New York,
           Electric System Revenue, Variable,
           Sub-Series 3B(a)............................ Aa2/AA-    3.93   5/01/33     4,500,000
 1,000,000 New York, New York City, Municipal Water
           Finance Authority, Water & Sewer System
           Revenue, Series A(a)........................ Aa2/AA+    5.13   6/15/15     1,024,626
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Project),
           Series A, FGIC Insured+(a).................. Aaa/AAA    3.91   10/01/14    4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a)................. Aaa/AAA    3.91   8/01/15     4,500,000
 3,000,000 New York State Environmental Facility Corp.,
           Solid Waste Disposal Revenue(a)............. Aaa/AAA    3.93   7/01/19     3,000,000
 4,900,000 Suffolk County, New York, Water
           Authority(a)................................  NR/AA     3.93   1/01/08     4,900,000
                                                                                   ------------
                                                                                     33,694,626
                                                                                   ------------
           Total Short-Term Municipal Bonds
           (Cost $228,836,909).........................                             228,836,909
                                                                                   ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2006 (Unaudited)

 Number                                                           Interest
of Shares                                                           Rate        Value
---------                                                         --------   ------------
          Money Market Funds--5.1%
6,243,086 Federated Prime Obligations Fund (Institutional Shares)   5.00%(b) $  6,243,086
6,000,000 Federated Treasury Fund (Institutional Shares).........   4.87(b)     6,000,000
                                                                             ------------
          Total Money Market Funds
          (Cost $12,243,086).....................................              12,243,086
                                                                             ------------
          Total Investments
          (Cost $241,079,995)(c)--99.8%..........................             241,079,995
          Other assets less liabilities--0.2%....................                 508,062
                                                                             ------------
          Net Assets--100.0%.....................................            $241,588,057
                                                                             ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at June 30, 2006. Maturity date represents ultimate maturity.
(b)   Represents annualized 7 day yield at June 30, 2006.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $241,079,995)................... $  241,079,995
             Receivables:
              Capital stock sold....................     20,492,604
              Interest..............................      1,237,704
             Other assets...........................         23,396
                                                     --------------
              Total Assets..........................    262,833,699
                                                     --------------
           Liabilities:
             Payables:
              Investments purchased.................     10,787,599
              Capital stock repurchased.............      9,695,954
              Dividends.............................        623,747
              Services provided by The Bank of
               New York.............................         59,553
             Accrued expenses and other liabilities.         78,789
                                                     --------------
              Total Liabilities.....................     21,245,642
                                                     --------------
           Net Assets:.............................. $  241,588,057
                                                     --------------
           Sources of Net Assets:
             Capital stock @ par.................... $      241,588
             Paid in capital........................    241,349,562
             Accumulated net realized loss on
              investments...........................         (3,093)
                                                     --------------
           Net Assets............................... $  241,588,057
                                                     --------------
           Hamilton Shares:
             Net assets............................. $   82,880,912
                                                     --------------
             Shares outstanding.....................     82,880,208
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $  145,165,012
                                                     --------------
             Shares outstanding.....................    145,167,064
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Classic Shares:
             Net assets............................. $   13,542,133
                                                     --------------
             Shares outstanding.....................     13,541,129
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Hamilton Shares authorized @ $0.001 par
            value...................................  2,000,000,000
           Premier Shares authorized @ $0.001 par
            value...................................  2,000,000,000
           Classic Shares authorized @ $0.001 par
            value...................................  2,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

            Investment Income:
              Interest.................................. $4,091,001
                                                         ----------
            Expenses:
              Servicing fees--Premier Shares............    197,309
                       Classic Shares...................     18,924
              Advisory..................................    123,710
              Administration............................     86,597
              Registration and filings..................     25,733
              Transfer agent............................     21,717
              12b-1 fee--Classic Shares.................     18,924
              Custodian.................................     14,795
              Directors.................................     12,908
              Audit.....................................      8,159
              Legal.....................................      6,182
              Insurance.................................      3,238
              Cash management...........................      1,820
              Other.....................................     16,336
                                                         ----------
               Total Expenses...........................    556,352
              Fees waived by The Bank of New York
               (Note 3).................................    (11,913)
                                                         ----------
               Net Expenses.............................    544,439
                                                         ----------
               Net Investment Income....................  3,546,562
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $3,546,562
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                                      Six Months Ended    Year Ended
                                                                                       June 30, 2006     December 31,
                                                                                        (Unaudited)          2005
                                                                                      ---------------- ---------------
Operations:
  Net investment income.............................................................. $     3,546,562  $     5,046,343
  Net realized gain on investments...................................................              --               94
                                                                                      ---------------  ---------------
   Net increase in net assets resulting from operations..............................       3,546,562        5,046,437
                                                                                      ---------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares..............................      (1,146,231)      (1,490,029)
                          Premier Shares.............................................      (2,206,322)      (3,370,220)
                          Classic Shares.............................................        (194,009)        (186,094)
                                                                                      ---------------  ---------------
                                                                                           (3,546,562)      (5,046,343)
                                                                                      ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares..................................     337,458,288      748,466,191
                      Premier Shares.................................................   1,077,048,382    1,681,381,730
                      Classic Shares.................................................     253,064,611      172,004,612
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..........         683,409          832,341
                                    Premier Shares...................................       1,015,280        1,217,892
                                    Classic Shares...................................         179,562          174,542
  Value of capital stock repurchased: Hamilton Shares................................    (322,070,498)    (755,175,818)
                       Premier Shares................................................  (1,074,249,658)  (1,741,577,636)
                       Classic Shares................................................    (251,267,839)    (175,466,589)
                                                                                      ---------------  ---------------
  Net increase (decrease) in net assets resulting from capital stock transactions....      21,861,537      (68,142,735)
                                                                                      ---------------  ---------------
   Increase (decrease) in Net Assets.................................................      21,861,537      (68,142,641)
Net Assets:
  Beginning of year..................................................................     219,726,520      287,869,161
                                                                                      ---------------  ---------------
  End of period...................................................................... $   241,588,057  $   219,726,520
                                                                                      ---------------  ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.......................................................     337,458,288      748,466,191
         Premier Shares..............................................................   1,077,048,382    1,681,381,730
         Classic Shares..............................................................     253,064,610      172,004,558
  Shares issued on reinvestment of dividends: Hamilton Shares........................         683,409          832,341
                            Premier Shares...........................................       1,015,280        1,217,892
                            Classic Shares...........................................         179,562          174,542
  Shares repurchased: Hamilton Shares................................................    (322,070,498)    (755,175,818)
              Premier Shares.........................................................  (1,074,249,658)  (1,741,577,636)
              Classic Shares.........................................................    (251,267,838)    (175,466,589)
                                                                                      ---------------  ---------------
   Net increase (decrease)...........................................................      21,861,537      (68,142,789)
  Shares outstanding, beginning of year..............................................     219,726,864      287,869,653
                                                                                      ---------------  ---------------
  Shares outstanding, end of period..................................................     241,588,401      219,726,864
                                                                                      ---------------  ---------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                 Hamilton Shares
                                           --------------------------------------------------------
                                            Six Months           Year Ended           For the Period
                                               Ended            December 31,          March 28, 2002*
                                           June 30, 2006 --------------------------       Through
                                            (Unaudited)    2005     2004     2003    December 31, 2002
                                           ------------- -------  -------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....    $  1.00    $  1.00  $  1.00  $   1.00       $  1.00
                                              -------    -------  -------  --------       -------
Gain from investment operations
Net investment income/(a)/................      0.015      0.021    0.009     0.007         0.010
                                              -------    -------  -------  --------       -------
Dividends
Dividends from net investment income......     (0.015)    (0.021)  (0.009)   (0.007)       (0.010)
                                              -------    -------  -------  --------       -------
Net asset value at end of period..........    $  1.00    $  1.00  $  1.00  $   1.00       $  1.00
                                              -------    -------  -------  --------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       1.53%      2.16%    0.94%     0.74%         0.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................    $82,881    $66,810  $72,687  $130,911       $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................       0.25%**    0.25%    0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The
   Bank of New York.......................       0.26%**    0.27%    0.30%     0.35%         0.48%**
 Net investment income, net of waiver
   from The Bank of New York..............       3.08%**    2.14%    0.90%     0.75%         1.21%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                         Premier Shares
                                 -----------------------------------------------------------
                                  Six Months                                   For the Period
                                     Ended        Year Ended December 31,    February 25, 2002*
                                 June 30, 2006 ----------------------------       Through
                                  (Unaudited)    2005      2004      2003    December 31, 2002
                                 ------------- --------  --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period........................   $   1.00    $   1.00  $   1.00  $   1.00       $  1.00
                                   --------    --------  --------  --------       -------
Gain from investment operations
Net investment income/(a)/......      0.014       0.019     0.007     0.005         0.009
                                   --------    --------  --------  --------       -------
Dividends
Dividends from net investment
  income........................     (0.014)     (0.019)   (0.007)   (0.005)       (0.009)
                                   --------    --------  --------  --------       -------
Net asset value at end of period   $   1.00    $   1.00  $   1.00  $   1.00       $  1.00
                                   --------    --------  --------  --------       -------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/..........       1.40%       1.91%     0.69%     0.49%         0.88%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............   $145,165    $141,351  $200,329  $113,005       $84,368
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York.........       0.50%**     0.50%     0.50%     0.50%         0.50%**
 Expenses, prior to waiver from
   The Bank of New York.........       0.51%**     0.51%     0.54%     0.60%         0.77%**
 Net investment income, net of
   waiver from The Bank of
   New York.....................       2.80%**     1.85%     0.74%     0.48%         1.01%**

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                 Classic Shares
                                           -------------------------------------------------------
                                            Six Months                               For the Period
                                               Ended      Year Ended December 31,    April 1, 2002*
                                           June 30, 2006 -------------------------       Through
                                            (Unaudited)    2005     2004     2003   December 31, 2002
                                           ------------- -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....    $  1.00    $  1.00  $  1.00  $  1.00       $  1.00
                                              -------    -------  -------  -------       -------
Gain from investment operations
Net investment income/(a)/................      0.013      0.016    0.005    0.003         0.006
                                              -------    -------  -------  -------       -------
Dividends
Dividends from net investment income......     (0.013)    (0.016)  (0.005)  (0.003)       (0.006)
                                              -------    -------  -------  -------       -------
Net asset value at end of period..........    $  1.00    $  1.00  $  1.00  $  1.00       $  1.00
                                              -------    -------  -------  -------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       1.27%      1.66%    0.46%    0.29%         0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................    $13,542    $11,566  $14,853  $ 4,421       $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................       0.75%**    0.75%    0.74%    0.69%         0.75%**
 Expenses, prior to waiver from The Bank
   of New York............................       0.76%**    0.77%    0.77%    0.79%         0.96%**
 Net investment income, net of waiver
   from The Bank of New York..............       2.56%**    1.61%    0.63%    0.29%         0.68%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


 Principal
  Amount                                  Value
------------                           ------------
             United States Government
             Agencies &
             Obligations--5.8%
             United States Treasury Notes--5.8%
$ 50,000,000 2.50%, 9/30/06........... $ 49,729,873
  50,000,000 2.63%, 11/15/06..........   49,622,192
  50,000,000 3.38%, 2/28/07...........   49,582,084
                                       ------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $148,934,149)......  148,934,149
                                       ------------
             Repurchase
             Agreements--94.5%
             Repurchase Agreement with Barclays
             Capital, Inc.--12.4%
 320,000,000 4.40%, dated 6/30/2006,
             due 7/03/06, repurchase
             price $320,117,333
             (Collateral--UST Strips,
             0.00%, 2/15/08-
             11/15/21; aggregate
             market value plus accrued
             interest $326,400,000)...  320,000,000
                                       ------------
             Repurchase Agreement with Deutsche
             Bank AG--16.8%
 430,599,000 4.50%, dated 6/30/2006,
             due 7/03/06, repurchase
             price $430,760,475
             (Collateral--UST Bonds,
             5.50%-7.125%, 2/15/23-
             8/15/28; UST Notes,
             2.50%-4.25%, 10/31/06-
             1/15/11; UST Strip,
             0.00%, 5/15/16;
             aggregate market value
             plus accrued interest
             $439,210,980)............  430,599,000
                                       ------------

 Principal
  Amount                                  Value
------------                          --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman
             Sachs Group, Inc.--34.2%
$880,000,000 4.40%, dated 6/30/2006,
             due 7/03/06, repurchase
             price $880,322,667
             (Collateral--UST Bonds,
             6.125%-9.25%, 2/15/16-
             11/15/27; UST Notes,
             2.875%-4.375%,
             11/30/06-12/15/10;
             aggregate market value
             plus accrued interest
             $897,600,302)........... $  880,000,000
                                      --------------
             Repurchase Agreement with Morgan
             Stanley--31.1%
 800,000,000 4.50%, dated 6/30/2006,
             due 7/03/06 repurchase
             price $800,300,000
             (Collateral--UST Strips,
             0.00%, 5/15/17-8/15/19;
             aggregate market value
             plus accrued interest
             $816,000,387)...........    800,000,000
                                      --------------
             Total Repurchase
             Agreements
             (Cost $2,430,599,000)...  2,430,599,000
                                      --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2006 (Unaudited)

                                      VALUE
                                 --------------
  Total Investments
  (Cost $2,579,533,149)(a)--
  100.3%........................ $2,579,533,149
  Liabilities in excess of other
  assets--(0.3%)................     (8,665,557)
                                 --------------
  Net Assets--100.0%............ $2,570,867,592
                                 --------------

USTUnited States Treasury.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.


See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

           Assets:
             Investments at market value, including
              repurchase agreements
              of $2,430,599,000
              (Cost $2,579,533,149)................. $2,579,533,149
             Cash...................................            851
             Receivables:
              Investments sold......................  2,305,417,601
              Capital stock sold....................    421,020,356
              Interest..............................      1,346,357
             Other assets...........................         51,372
                                                     --------------
              Total Assets..........................  5,307,369,686
                                                     --------------
           Liabilities:
             Payables:
              Investments purchased.................  2,430,599,000
              Capital stock repurchased.............    295,803,119
              Dividends.............................      9,073,141
              Services provided by The Bank of
               New York.............................        759,590
             Accrued expenses and other liabilities.        267,244
                                                     --------------
              Total Liabilities.....................  2,736,502,094
                                                     --------------
           Net Assets:.............................. $2,570,867,592
                                                     --------------
           Sources of Net Assets:
             Capital stock @ par.................... $    2,571,118
             Paid in capital........................  2,568,641,717
             Undistributed net investment income....         34,989
             Accumulated net realized loss on
              investments...........................       (380,232)
                                                     --------------
           Net Assets............................... $2,570,867,592
                                                     --------------
           Hamilton Shares:
             Net assets............................. $  483,442,634
                                                     --------------
             Shares outstanding.....................    483,486,131
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $1,676,752,405
                                                     --------------
             Shares outstanding.....................  1,677,010,684
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------


            Classic Shares:
              Net assets............................ $  395,080,270
                                                     --------------
              Shares outstanding....................    395,027,439
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Institutional Shares:
              Net assets............................ $   15,592,263
                                                     --------------
              Shares outstanding....................     15,593,425
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Retail Shares:
              Net assets............................ $           10
                                                     --------------
              Shares outstanding....................             10
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Agency Shares:
              Net assets............................ $           10
                                                     --------------
              Shares outstanding....................             10
                                                     --------------
              Net asset value, offering price and
               repurchase price per share........... $         1.00
                                                     --------------
            Hamilton Shares authorized @ $0.001 par
             value..................................  2,000,000,000
            Premier Shares authorized @ $0.001 par
             value..................................  3,000,000,000
            Classic Shares authorized @ $0.001 par
             value..................................  2,000,000,000
            Institutional Shares authorized @ $0.001
             par value..............................  3,000,000,000
            Retail Shares authorized @ $0.001 par
             value..................................  3,000,000,000
            Agency Shares authorized @ $0.001 par
             value..................................  3,000,000,000

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Operations

         For the six months ended June 30, 2006 (Unaudited)

      Investment Income:
        Interest............................................. $56,037,310
                                                              -----------
      Expenses:
        Servicing fees--Premier Shares.......................   2,556,202
                 Classic Shares..............................     536,409
                 Hamilton Shares.............................      92,345
        Advisory.............................................     855,549
        Administration.......................................     611,106
        12b-1 fee--Classic Shares............................     447,007
        Custodian............................................      73,997
        Legal................................................      61,118
        Transfer agent.......................................      35,775
        Insurance............................................      34,790
        Registration and filings.............................      26,025
        Reports to shareholders..............................      22,560
        Audit................................................      18,565
        Cash management......................................      14,793
        Directors............................................      12,932
        Other................................................      48,497
                                                              -----------
         Total Expenses......................................   5,447,670
        Earnings credit adjustment (Note 3)..................        (108)
                                                              -----------
         Net Expenses........................................   5,447,562
                                                              -----------
         Net Investment Income...............................  50,589,748
                                                              -----------
      Realized Loss On Investments:
        Net realized loss on investments.....................    (214,708)
                                                              -----------
        Net increase in net assets resulting from operations. $50,375,040
                                                              -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended    Year Ended
                                                                                        June 30, 2006     December 31,
                                                                                         (Unaudited)          2005
                                                                                       ---------------- ----------------
Operations:
  Net investment income............................................................... $    50,589,748  $     59,387,714
  Net realized loss on investments....................................................        (214,708)         (166,638)
                                                                                       ---------------  ----------------
   Net increase in net assets resulting from operations...............................      50,375,040        59,221,076
                                                                                       ---------------  ----------------
Dividends To Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (8,125,975)       (9,875,485)
                         Premier Shares...............................................     (35,189,170)      (41,694,512)
                         Classic Shares...............................................      (6,978,818)       (7,749,648)
                         Institutional Shares.........................................        (295,785)          (68,069)
                                                                                       ---------------  ----------------
                                                                                           (50,589,748)      (59,387,714)
                                                                                       ---------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   2,553,981,127     4,123,081,317
                     Premier Shares...................................................   6,453,756,958    21,363,750,620
                     Classic Shares...................................................   3,313,618,139     6,886,807,093
                     Institutional Shares.............................................      61,341,845        38,923,354
                     Retail Shares....................................................              --                10
                     Agency Shares....................................................              --                10
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........       3,392,094         3,694,281
                                    Premier Shares....................................       3,840,667         4,135,162
                                    Classic Shares....................................       6,562,109         6,993,608
  Value of capital stock repurchased: Hamilton Shares.................................  (2,548,319,771)   (4,093,953,137)
                      Premier Shares..................................................  (6,503,863,536)  (21,116,741,059)
                      Classic Shares..................................................  (3,281,506,298)   (6,834,799,070)
                      Institutional Shares............................................     (59,746,892)      (24,924,882)
                                                                                       ---------------  ----------------
  Net increase in net assets resulting from capital stock transactions................       3,056,442       356,967,307
                                                                                       ---------------  ----------------
   Increase in Net Assets.............................................................       2,841,734       356,800,669
Net Assets:
  Beginning of year...................................................................   2,568,025,858     2,211,225,189
                                                                                       ---------------  ----------------
  End of period (includes undistributed net investment income of $34,989 at
   June 30, 2006 and $36,102 at December 31, 2005).................................... $ 2,570,867,592  $  2,568,025,858
                                                                                       ---------------  ----------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                     Six Months Ended    Year Ended
                                                                      June 30, 2006     December 31,
                                                                       (Unaudited)          2005
                                                                     ---------------- ----------------
Changes In Capital Stock Outstanding:
  Shares sold: Hamilton Shares...................................... $ 2,553,962,661  $  4,123,081,317
         Premier Shares.............................................   6,453,756,958    21,363,750,620
         Classic Shares.............................................   3,313,593,325     6,886,749,548
         Institutional Shares.......................................      61,341,845        38,923,354
         Retail Shares..............................................              --                10
         Agency Shares..............................................              --                10
  Shares issued on reinvestment of dividends: Hamilton Shares.......       3,392,094         3,694,281
                           Premier Shares...........................       3,840,667         4,135,162
                           Classic Shares...........................       6,562,109         6,993,608
  Shares repurchased: Hamilton Shares...............................  (2,548,301,305)   (4,093,953,120)
             Premier Shares.........................................  (6,503,863,536)  (21,116,741,059)
             Classic Shares.........................................  (3,281,506,298)   (6,834,799,070)
             Institutional Shares...................................     (59,746,892)      (24,924,882)
                                                                     ---------------  ----------------
   Net increase.....................................................       3,031,628       356,909,779
Shares outstanding, beginning of year...............................   2,568,086,071     2,211,176,292
                                                                     ---------------  ----------------
Shares outstanding, end of period...................................   2,571,117,699     2,568,086,071
                                                                     ---------------  ----------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights


                                                          Hamilton Shares
                                 -----------------------------------------------------------------
                                 Six Months Ended              Year Ended December 31,
                                  June 30, 2006   ------------------------------------------------
                                   (Unaudited)      2005      2004      2003      2002      2001
                                 ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     --------     --------  --------  --------  --------  --------
Gain from investment operations
Net investment income/(a)/......        0.022        0.029     0.011     0.009     0.015     0.039
                                     --------     --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income........................       (0.022)      (0.029)   (0.011)   (0.009)   (0.015)   (0.039)
                                     --------     --------  --------  --------  --------  --------
Net asset value at end of
  period........................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/..........         2.19%        2.90%     1.07%     0.91%     1.54%     3.94%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $483,443     $474,418  $441,619  $296,892  $288,414  $202,303
Ratio to average net assets of:
 Expenses.......................         0.20%*       0.21%     0.23%     0.24%     0.23%     0.24%
 Net investment income..........         4.40%*       2.88%     1.12%     0.91%     1.51%     4.02%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Premier Shares
                                ---------------------------------------------------------------------------
                                Six Months Ended                   Year Ended December 31,
                                 June 30, 2006   ----------------------------------------------------------
                                  (Unaudited)       2005        2004        2003        2002        2001
                                ---------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year.........................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/.....         0.021         0.026       0.008       0.007       0.013       0.036
                                   ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income.......................        (0.021)       (0.026)     (0.008)     (0.007)     (0.013)     (0.036)
                                   ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based
  on net asset value/(b)/......          2.07%         2.64%       0.82%       0.66%       1.29%       3.68%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............    $1,676,752    $1,723,171  $1,472,147  $1,280,008  $1,511,644  $1,064,661
Ratio to average net assets of:
 Expenses......................          0.45%*        0.46%       0.48%       0.49%       0.48%       0.49%
 Net investment income.........          4.13%*        2.64%       0.81%       0.65%       1.27%       3.49%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Classic Shares
                                     -----------------------------------------------------------------
                                     Six Months Ended              Year Ended December 31,
                                      June 30, 2006   ------------------------------------------------
                                       (Unaudited)      2005      2004      2003      2002      2001
                                     ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                         --------     --------  --------  --------  --------  --------
Gain from investment operations
Net investment income/(a)/..........        0.019        0.024     0.006     0.004     0.010     0.034
                                         --------     --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income............................       (0.019)      (0.024)   (0.006)   (0.004)   (0.010)   (0.034)
                                         --------     --------  --------  --------  --------  --------
Net asset value at end of period....     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                         --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/..................         1.94%        2.39%     0.59%     0.43%     1.03%     3.42%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...................     $395,080     $356,438  $297,459  $353,307  $288,290  $289,014
Ratio to average net assets of:
 Expenses...........................         0.70%*       0.71%     0.71%     0.72%     0.73%     0.74%
 Net investment income..............         3.90%*       2.41%     0.57%     0.42%     1.03%     3.33%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                             Institutional Shares
                                                      --------------------------------
                                                                         For the Period
                                                      Six Months Ended November 14, 2005*
                                                       June 30, 2006        Through
                                                        (Unaudited)    December 31, 2005
                                                      ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period...............     $  1.00           $  1.00
                                                          -------           -------
Gain from investment operations
Net investment income/(a)/...........................       0.022             0.005
                                                          -------           -------
Dividends
Dividends from net investment income.................      (0.022)           (0.005)
                                                          -------           -------
Net asset value at end of period.....................     $  1.00           $  1.00
                                                          -------           -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/        2.22%             0.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........     $15,592           $13,999
Ratio to average net assets of:
 Expenses............................................        0.15%**           0.16%**
 Net investment income...............................        4.45%**           3.85%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                           Retail Shares                       Agency Shares
                                ------------------------------      ------------------------------
                                                   For the period                      For the Period
                                Six Months Ended November 14, 2005* Six Months Ended November 14, 2005*
                                 June 30, 2006        Through        June 30, 2006        Through
                                  (Unaudited)    December 31, 2005    (Unaudited)    December 31, 2005
                                ---------------- ------------------ ---------------- ------------------
PER SHARE DATA:
Net asset value at beginning
  of period....................      $1.00             $1.00             $1.00             $1.00
                                     -----             -----             -----             -----
Gain from investment
  operations
Net investment income/(a)/.....         --                --                --                --
                                     -----             -----             -----             -----
Dividends
Dividends from net
  investment income............         --                --                --                --
                                     -----             -----             -----             -----
Net asset value at end of
  period.......................      $1.00             $1.00             $1.00             $1.00
                                     -----             -----             -----             -----
TOTAL RETURN:..................
Total investment return based
  on net asset value/(b)/......         --                --                --                --
RATIOS/
  SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............      $  --/(1)/        $  --/(1)/        $  --/(1)/        $  --/(1)/
Ratio to average net assets of:
 Expenses......................         --                --                --                --
 Net investment income.........         --                --                --                --

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization and Business

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of nineteen separate series. The four series presented in these financial statements are the BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  The Enhanced Income Fund offers the following three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The Money Fund and the Treasury Money Fund offer the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares. Institutional Shares, Retail Shares and Agency Shares. The New York Tax-Exempt Money Fund offer the following three classes of Shares: Hamilton Shares, Premier Shares and Classic Shares. As of June 30, 2006, there were no Retail Shares or Agency Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares Retail Shares and Agency Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity (the Fund is not a money market fund);

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund and securities included in the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds. The Advisor's fee is 0.10% for the New York Tax Exempt Money and Enhanced Income Funds on each Funds first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  The Administrator's fee is payable at a monthly rate of 0.05% on each Fund's average daily net assets for the Money and Treasury Money Funds. The Administrator's fee is payable at a monthly rate of 0.07% on each Fund's average daily net assets for the New York Tax-Exempt Money and Enhanced Income Funds.

  During the six months ended June 30, 2006, The Bank of New York received the following amounts under the administration agreement:

                                                    Amount
                                                  ----------
                   Enhanced Income Fund.......... $   24,155
                   Money Fund....................  1,484,277
                   New York Tax-Exempt Money Fund     70,223
                   Treasury Money Fund...........    449,324

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the

Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2006, the Money Fund and the New York Tax-Exempt Money Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

         Class A Class C Institutional
         Shares  Shares     Shares
         ------- ------- -------------
Enhanced
 Income
 Fund...  0.50%   1.25%      0.25%

              Hamilton Premier Classic
               Shares  Shares  Shares
              -------- ------- -------
New York Tax-
 Exempt Money
 Fund........  0.25%    0.50%   0.75%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2006.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Retail Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.50%, 0.25% and 1.00% of the annual average daily net assets of the Classic Shares, Retail Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $23 from the sale of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the six months ended June 30, 2006.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York Tax-Exempt Money Fund). The Bank of New York (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance. The shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Money Fund and Treasury Money
 Fund
    Hamilton Shares..........      0.05%
    Premier Shares...........      0.30%
    Classic Shares...........      0.30%
    Retail Shares............      0.30%
    Agency Shares............      0.15%

New York Tax-Exempt Money
 Fund
    Premier Shares...........      0.25%
    Classic Shares...........      0.25%

4. Portfolio Securities

  For the six months ended June 30, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Enhanced Income Fund
                                      -----------------------
                                       Purchases     Sales
                                      ----------- -----------
                  US Gov't Securities $ 5,668,707 $15,303,364
                  All Others.........  22,624,318  32,635,711

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                      Capital Loss
                                      Carryforward Expiration
                                      ------------ ----------
                  Enhanced Income
                   Fund..............  $  205,618     2011
                                        1,689,718     2012
                                        2,085,448     2013
                  Money Fund.........     836,464     2013
                  New York Tax-Exempt
                   Money Fund........       1,681     2007
                                            1,412     2010
                  Treasury Money
                   Fund..............     166,638     2013

  During the year ended December 31, 2005, the New York Tax-Exempt Money Fund utilized capital loss carryforwards of $94 to offset realized gains and $936 of prior years' capital loss carryforward expired.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund and Money Fund deferred post-October losses in the amount of $159,127 and $411,073 during 2005, respectively.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                          *Distributions paid from:
                                     ------------------------------------
                                                     Net        Total
                                                  long term    taxable
                                       Ordinary    capital  distributions
                                        Income      gains       paid
                                     ------------ --------- -------------
      Enhanced Income Fund.......... $  5,025,796    --     $  5,025,796
      Money Fund....................  199,375,272    --      199,375,272
      New York Tax-Exempt Money Fund      199,009    --          199,009
      Treasury Money Fund...........   59,387,714    --       59,387,714

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $4,847,334.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                     Undistributed Undistributed             Accumulated     Unrealized          Total
                       ordinary      long-term   Accumulated capital and   appreciation/      accumulated
                        income     capital gains  earnings   other losses  (depreciation)  earnings/(deficit)
                     ------------- ------------- ----------- ------------  --------------  ------------------
Enhanced Income Fund       $76,037            --     $76,037  $(4,139,911)      $(344,462)        $(4,408,336)
Money Fund..........        88,665            --      88,665   (1,247,537)             --          (1,158,872)
New York Tax-Exempt
 Money Fund.........            --            --          --       (3,093)             --              (3,093)
Treasury Money Fund.        36,102            --      36,102     (166,638)             --            (130,536)


6. Written Option Activity

  For the six months ended June 30, 2006, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Undistributed
                                    Undistributed  capital gains/
                                    net investment  (accumulated  Paid in
                                        Income        losses)     capital
                                    -------------- -------------- -------
     Enhanced Income Fund..........    $225,829      $(225,829)        --
     Money Fund....................      16,977        (16,977)        --
     New York Tax-Exempt Money Fund          --            936      $(936)
     Treasury Money Fund...........       1,113         (1,113)        --

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Information about Advisory Agreements (Unaudited)

    The directors unanimously approved at a meeting held on May 16, 2006 the continuance of the Investment Advisory Agreements between the Funds and the Adviser in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

       8.other fall-out benefits which the Adviser and its affiliates receive from their relationships to the Portfolios;

       9.information about fees charged by the Adviser to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser; and

      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser based on their experience as directors and on the responses and materials provided by the Adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser

    The directors noted that, under the Investment Advisory Agreements, the Adviser manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds, including an examination conducted by the Securities and Exchange Commission in late 2005. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to 0.09% on each Fund's first $3 billion of average daily net assets and 0.075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004, the further reduction to 0.07% of average daily net assets as of July 1, 2005 and the further reduction to 0.05% of average daily net assets of the Money Fund and the Treasury Money Fund as of November 15, 2005. The directors also viewed favorably the reduction in administration fees for the non-money market funds to 0.125% on each Fund's first $300 million of average daily net assets and 0.10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to 0.10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios.

Fall-Out Benefits

    The directors considered that the Adviser benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian and provides cash management and fund accounting services to the Funds. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, he directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended March 31, 2005 and compared to an appropriate securities index over comparable periods as well as other information that they deemed relevant. Among other considerations, they noted the following:

    Money Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Money Fund was better than that of its Data Provider Category median.

    Treasury Money Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Treasury Money Fund was better than that of its Data Provider Category median.

    New York Tax-Exempt Money Fund. The directors noted that the performance for the 1- and 3-year periods of the New York Tax-Exempt Money Fund was better than that of its Data Provider Category median.

    Enhanced Income Fund. The directors noted that the performance for the 1- and 3-year periods of the Enhanced Income Fund was better than that of its Data Provider Category median.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Adviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios.

    Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that, if assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and July 1, 2005 reductions in administration fees, which affect all Portfolios, the November 15, 2005 reduction in administration fees, which affects the Money Fund and the Treasury Money Fund, and the July 1, 2006 reduction in advisory fees for the S&P 500 Index Fund and the U.S. Bond Market Index Fund.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                               Principal Occupations
     Directors         Position                During Past Five Years
     ---------         --------                ----------------------

Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present.

Karen Osar......... Director        Senior Vice President and Chief Financial
  1949                              Officer, Chemtura, Inc., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948                              Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                          Principal Occupations
        Officers               Position                   During Past Five Years
        --------               --------                   ----------------------
Kevin J. Bannon.......... President and       Executive Vice President and Chief Investment
  1952                    Chief Executive     Officer, The Bank of New York, 1993 to
                          Officer             Present.

Guy Nordahl.............. Treasurer and       Vice President, The Bank of New York, 1999
  1965                    Principal Financial to Present.
                          Officer

Ellen Kaltman............ Chief Compliance    Managing Director, Compliance, The Bank of
  1948                    Officer             New York, 1999 to Present.

Kim R. Smallman**........ Secretary           Counsel, Legal Services, BISYS Fund Services
  1971                                        Ohio, Inc., 2002 to Present; Attorney, Private
                                              Practice, 2000 to 2002.

Alaina V. Metz***........ Assistant Secretary Chief Administrator, Administration Services
  1967                                        of BISYS Fund Services Ohio, Inc., 1995 to
                                              Present.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman is c/o BISYS, 100 Summer Street, Suite 1500,
   Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Enhanced Income Fund or Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, Institutional Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Agency Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Retail Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.
                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                               BNY-SAR-MNY 6/06

                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2006


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   CORE BOND FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   MUNICIPAL ENHANCED YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

Domestic equity markets generally ended the first half of 2006 only modestly above where they began, following considerable volatility during the period. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, equities soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile stocks.

As a more bearish, defensive sentiment began to prevail in the market, investors turned away from the smaller-cap stocks that had outperformed early in the year and instead preferred more established, larger-capitalization holdings. For the period overall, value-oriented stocks outperformed growth-oriented equities.

There is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

For the six months ended June 30, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 2.71%. The Russell 2000(R) Index of small-cap stocks posted a total return of 8.20% for the same period.

A similar pattern was seen in global markets, where a strong first quarter was followed by weakness in the second. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year.

The U.S. dollar was weak relative to major global currencies, which benefited dollar-based investors in foreign markets. In some cases the currency effect turned small gains into larger ones, and in others the impact was great enough to turn losses into modest gains. Despite the benefit for U.S. investors, some were unsettled by this return to a weaker dollar after the currency had rebounded in late 2005. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete with products made outside the U.S.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 10.16%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention. Not only were investors eager to know the central bank's plans for short-term interest rates, but they were also curious about what changes the new Federal Reserve Chairman, Ben Bernanke, might bring. Although Bernanke's communication style has proved to be somewhat different from that of his predecessor, longtime Chairman Alan Greenspan, his vigilance against inflation appears to be very similar. At the outset of the year, many anticipated that the Federal Reserve would make one or two more small rate hikes early in 2006 before pausing. As the year unfolded, however, indicators of higher than anticipated inflation emerged, and the Federal Reserve continued its seemingly relentless string of short-term rate hikes. Over the six months, the Federal Open Market Committee elected to make four increases totaling a full percentage point, bringing the federal funds target rate to 5.25% by the end of June. Long-term interest rates rose in concert with--but not quite as rapidly as--the Federal Reserve's moves, producing a yield curve that was often flat and, at times, even inverted with short-term issues actually paying higher yields than their longer-term counterparts. As we have mentioned, such a profile is often viewed as a sign of an economic slowdown, though at this juncture not all indicators point in that direction. The housing market did show some signs of slowing, perhaps in part as a result of the higher mortgage rates now facing homebuyers.

In the bond markets, Treasury securities underperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the six months. The pattern in the fixed-income markets had much in common with the U.S. and international equity markets. For the first portion of the year, investors maintained a solid appetite for risk, generally preferring higher-yielding, and higher-risk, securities over staid Treasurys and other less volatile instruments. As an element of pessimism--or at least a dampening of optimism--took hold of the markets, however, investors found risk a little less enticing.

It is understandably difficult at times to keep an optimistic investment outlook when there are so many areas of uncertainty confronting investors everyday. It is difficult to see when high prices for gas and other energy products will level off, let alone decline. New areas of armed conflict have ignited, raising concerns about potential U.S. involvement as well as the impact on world economies. Interest rates have risen high enough to spark real concerns about whether the Federal Reserve, in its stated aim of fighting inflation, may overshoot its goal and instead jeopardize economic growth. And inflation, which has been successfully warded off for years, is now showing some signs of emerging as a result of high energy prices.

Even in the face of all these factors, we believe there is cause for investors to consider the many positive conditions that still prevail. The U.S. economy, as well as many of its counterparts around the globe, continues to exhibit fundamental, sustainable strength. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation. While global conflict is unsettling, the equally global efforts to bring some semblance of peace to troubled regions are heartening.

In the changing times we are currently confronted with, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      23

Portfolio Summaries...................      26

BNY Hamilton Core Bond Fund
  Schedule of Investments.............      30
  Statement of Assets and Liabilities.      41
  Statement of Operations.............      41
  Statements of Changes in Net Assets.      42
  Financial Highlights................      43

BNY Hamilton High Yield Fund
  Schedule of Investments.............      46
  Statement of Assets and Liabilities.      58
  Statement of Operations.............      58
  Statements of Changes in Net Assets.      59
  Financial Highlights................      60

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      63
  Statement of Assets and Liabilities.      70
  Statement of Operations.............      70
  Statements of Changes in Net Assets.      71
  Financial Highlights................      72

BNY Hamilton Intermediate New York
 Tax-Exempt Fund
  Schedule of Investments.............      74
  Statement of Assets and Liabilities.      83
  Statement of Operations.............      83
  Statements of Changes in Net Assets.      84
  Financial Highlights................      85

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments............. Page  88
  State Diversification...............       97
  Statement of Assets and Liabilities.       98
  Statement of Operations.............       98
  Statements of Changes in Net Assets.       99
  Financial Highlights................      100

BNY Hamilton Municipal Enhanced Yield Fund
  Schedule of Investments.............      102
  Statement of Assets and Liabilities.      105
  Statement of Operations.............      105
  Statement of Changes in Net Assets..      106
  Financial Highlights................      107

BNY Hamilton U.S. Bond Market Index Fund
  Schedule of Investments.............      108
  Statement of Assets and Liabilities.      119
  Statement of Operations.............      119
  Statements of Changes in Net Assets.      120
  Financial Highlights................      121

Notes to Financial Statements.........      123

Information about Advisory and Sub-
 Advisory Agreements..................      132

Directors and Officers................      138

BNY Hamilton Core Bond Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The Federal Reserve raised short-term interest rates by 25 basis points at each of its four meetings in the first half of this year, bringing the federal funds target rate to 5.25%. This figure reflects 17 consecutive rate increases since June 2004, totaling 425 basis points. A pause in the rate hikes at the August meeting has become a greater possibility, but inflationary pressures may still provoke further hikes.

   Long-term interest rates moved higher, almost paralleling short-term rate hikes during the first six months of the year. The 10-year note yield increased by 74 basis points to 5.14%, and the 30-year bond yield increased by 65 basis points to 5.19%. The spread, or difference, in the yields offered by shorter- and longer-dated Treasurys narrowed modestly over the period, accentuating an already-flat yield curve. As of the end of the first half of 2006, the two-year Treasury note yielded 5.15%, while the 10-year Treasury note yielded 5.14%.

   Long-term interest rates remained fairly contained. In the face of uncertain and volatile equity and emerging markets during the year's second quarter, yields on long-term issues pulled back from the highs reached earlier in the year.

   The Corporate and Securitized bond sectors performed solidly over the six months, with both providing above Treasury sector returns for the period.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of -0.78% for Institutional Shares and -0.90% for Class A Shares for the six months ended June 30, 2006. In comparison, the Lehman Brothers Aggregate Bond Index returned -0.72% and the Lehman Brothers Intermediate Government/Credit Bond Index returned -0.17% for the same period.

   Among the factors aiding the Fund's performance were its duration posture, which was somewhat shorter than the benchmark level, and its exposure to non-Treasury or "spread" sectors. With respect to the latter, the Fund had a strong overweighting in the Securitized sector, including Mortgage-Backed, Asset-Backed, and Commercial Mortgage-Backed securities. Individual security selection also contributed positively to the Fund's returns.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: We reduced the Fund's exposure to corporate credits throughout the period, a move that benefited performance. We sold these bonds on strength, and in the process upgraded the Fund's quality slightly as we reduced the Fund's exposure to BBB-rated holdings. The Fund continued to have an overweighting in the more volatile Cable, Media, Entertainment and Telecom sectors, though these positions were trimmed over the period.

   The Fund's main overweighting continues to be in the Securitized sector, with almost 60% of assets in Mortgage-Backed, Asset-Backed, and Commercial Mortgage-Backed Securities. This far outstrips the Lehman Brothers Aggregate Bond Index weighting of just over 40%.

   Within the Mortgage sector, we underweighted Government National Mortgage Association (GNMA) pass-through securities in favor of Federal Home Loan Mortgage Corporation holdings. GNMAs underperformed over the period, as foreign buying interest declined. Additionally, the Fund's solid overweighting in Commercial Mortgage-Backed Securities also contributed positively to performance.

   Longer dated securities did not perform well during this period.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: To take advantage of the flat yield curve and mitigate long interest-rate risk, we reduced the Fund's long interest-rate exposure in favor of intermediate holdings. The dollar currently appears to be in a secular downtrend; that fact, along with global investment flows associated with it, will tend to keep some upward pressure on U.S. interest rates. It is still our view that the yield curve will steepen from its current flat profile. At this time, the Fund's duration continues to be short of the benchmark, though we intend to extend it somewhat as the Federal Reserve's series of interest-rate hikes comes to an end.

   To increase the Fund's yield, we are maintaining an overweighting in the higher-yielding Securitized sectors. Also, non-agency mortgage-related securities should continue to add value, mainly at the short-maturity end of the yield curve. Longer-dated (10-year maturity) Commercial Mortgage Backed Securities currently offer value relative to Agencies and Corporate holdings, so we added to the Fund's position in this area.

   The Fund continues to be defensive in the Corporate sector, as valuations remain tight and the pendulum has shifted in favor of shareholders over bondholders. We intend to maintain our higher-quality bias within this sector, and to keep a full weighting in long Corporates which are positioned to perform well as the Treasury yield curve steepens.

   Regardless of the interest-rate environment, the Fund will continue to emphasize Mortgage holdings that we believe have the potential to outperform the broader market in a range of different scenarios.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At this point, there is short-term uncertainty with respect to the Federal
   Reserve's future interest-rate moves--and the performance of fixed-income securities is subject to what actions the Federal Reserve takes with respect to short-term interest rates. The Federal Reserve has been anticipating some increases in near-term core inflation, but has indicated that such a rise may be transitory and that growth may slow going forward. Inflation readings remain above the Federal Reserve's apparent comfort zone, and upcoming inflation data should be the main determinant of future Federal Reserve policy. Further softness in housing, retail sales, and employment numbers may not be enough to overcome the Federal Reserve's inflation concerns.

   For individual investors, the increases in short-term interest rates have made fixed-income investing a stronger proposition, as it is positioned for better absolute returns going forward. Also, cash and limited-duration securities have become significantly more attractive investments as the Federal Reserve raised rates at the short end of the yield curve, and the curve remained flat. At the same time, caution may continue to be in order when it comes to the higher-yielding, lower-quality sectors of the fixed-income universe.

                                                                      TRAILING   TRAILING   TRAILING
                                                    YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                        TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON CORE BOND FUND (INSTITUTIONAL SHARES) -0.78%   -1.28%      1.48%     4.10%      5.21%
-----------------------------------------------------------------------------------------------------
BNY HAMILTON CORE BOND FUND
(CLASS A SHARES)                                   -5.11%   -5.70%     -0.20%     2.96%      4.52%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT/CREDIT INDEX  -0.17%   -0.18%      1.49%     4.61%      6.51%
-----------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX                  -0.72%   -0.81%      2.05%     4.98%      6.22%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues will maintain maturities within a range of one to ten years. An investor cannot invest directly in any index.

Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

BNY Hamilton High Yield Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Over the course of the six months, there appeared to be some letup in investors' previously almost insatiable appetite for risk. Beginning in early May, Commodities, Emerging Market securities, and Small Cap stocks all took a turn downward. We anticipated this shift in sentiment, which also affected higher-quality High-Yield bonds. We have been surprised, however, that the trend has not yet had significant impact in the lower-quality sectors of the High Yield market, though near the end of the period it appeared that a correction may have begun in that area of the market.

   Lower-quality bonds are currently overvalued, in our view, and thus remain vulnerable to the continued effect of the shift in investors' preferences. This increase in potential volatility, combined with abnormally rich valuations, may finally put an end to investors' disregard for the risk these securities can present. In our minds, an absence of value and utter lack of volatility over the past two years provided only a small margin of error that we were never prepared to accept.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six months ended June 30, 2006, the Fund returned -0.19% for Institutional Shares and -0.32% for Class A Shares. For the same period, the Merrill Lynch BB-B Non-Distressed Index returned 2.27%.

   Our reluctance to take a significant position in the troubled domestic Auto companies played a significant role in our underperformance, as did an underweighting in the highest-yielding BB and B rated securities.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: General Motors and Ford, along with their Finance subsidiaries, make up 13% of the Index and have returned nearly 11% for the year to date. Based on the challenges facing this troubled sector, we did not hold these issues for most of the period and remain significantly underweighted in them at this time. While we believe this is an appropriate stance for the long term, over the period it has hurt our performance. Another sector we underweight, BB- and B-rated securities which yield above 8%, also performed well over the period, generating returns of 5% to 10% for the first six months of 2006.

   The defensive position in Treasurys did not perform as we had anticipated, and detracted from performance. We removed this position during the period. Similarly, our complement of Investment Grade positions (many of which had been upgraded from High Yield status) did not respond to the low-quality rally.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Despite the rally among low-quality bonds, we did not depart from our universe of higher-quality BB- and B-rated bonds simply to chase yield and return. We continue to abide by a strict credit research doctrine that will not allow us to stray from our key investment principles. It may at times cause short periods of underperformance, but we believe it is a worthy approach for the longer term.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: A correction among lower-quality bonds started in June, and is expected to continue. While we believe the lowest-quality bonds remain overvalued, it appears there are still prudent opportunities available in the healthier sectors of the market. Consequently, we are working to maintain protection from a downturn. We continue to concentrate on investing in securities from strong issuers that we believe may be on their way to an upgrade.

   Given the reassessment of risk by investors that has affected other volatile asset classes, in coming months we expect the market to recognize that the compensation currently being offered for holding these credits is not adequate, and to respond accordingly.

                                                                       TRAILING   TRAILING    SINCE
                                                     YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                         TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON HIGH YIELD FUND (INSTITUTIONAL SHARES) -0.19%    1.23%     5.02%       N/A       5.15%
------------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND (CLASS A SHARES)       -4.55%   -3.32%     3.26%       N/A       3.47%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH BB-B NON-DISTRESSED INDEX              2.27%    3.92%     7.56%      8.13%      8.03%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will waive management fees, and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.89% and 1.14%, respectively, of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. Had expenses not been limited, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Growing inflationary expectations along with signs of strength in the U.S.
   economy prompted the Federal Reserve to raise the federal funds target rate by 0.25 percentage points at each of its four meetings during the first half of 2006. That brought the total number of increases to 17 since June 2004, and lifted the rate to 5.25%. The trend toward a flattening yield curve, established firmly in 2005, continued as the difference, or spread, between the yield on the two-year Treasury note and the existing long-maturity Treasury bond narrowed slightly further. While maintaining its flat profile, the yield curve overall shifted upward by an average of 0.75 percentage points during the six month period.

   Despite giving back some gains in the second quarter, for the first half of the year non-Treasury or "spread" bonds performed well across most sectors and quality tiers. This rebound from a period of weakness in the closing months of 2005 was more pronounced among lower-quality Corporate bonds; Corporates as a whole generated 0.15 percentage points of excess return relative to Treasury securities.

   Most of the other non-Treasury sectors (Agencies, Mortgages, and Asset-Backed securities) also had positive excess returns. The non-corporate Supranational sector (comprising bonds issued by organizations that transcend national boundaries) did not match Treasury performance, though, and was dragged down by lower-rated issuers.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2006, the Fund returned -0.45% for Institutional Shares and -0.57% for Class A Shares. Over the same period, the Lehman Brothers Intermediate Government Bond Index returned 0.01%.

   The Fund's duration was longer than the Lehman benchmark's, which largely accounted for its relative underperformance in a period of rising interest rates. The Fund's relative overweightings in Agency and Mortgage-Backed bonds versus the Lehman index helped performance, however.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund's bonds from seasoned premium Mortgage pools--which offer higher yields and are less prone to prepayment--as well as its long-duration Agency debt provided stable sources of income. Longer-maturity

   Treasury and Agency bonds had a small positive impact on performance, as they benefited when the yield curve flattened slightly further.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Over the remainder of the year, we intend to employ three key strategies.
   First, we will manage the Fund's duration to help protect against a continued upward shift in interest rates, while also looking for opportunities to extend duration. Second, we want to move some of the Fund's exposure away from the longest-maturity issues and toward the intermediate segment of the yield curve; this should allow the Fund to benefit as the yield curve moves from its current flat profile to a more typical, steeper slope. Finally, we intend to keep a significant weighting in Mortgage and Agency securities, and may even add to these holdings if their yield spread relative to Treasurys widens.

   The relatively flat Treasury yield curve implies that there is some risk that the Federal Reserve may overshoot in tightening monetary policy, requiring future interest rate decreases to offset the resulting economic weakness. It does appear, however, that the market has already factored in this possibility, and as a result we believe further flattening of the curve is not likely.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
(INSTITUTIONAL SHARES)                                     -0.45%   -0.31%      1.47%     4.26%      5.33%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND (CLASS A SHARES) -4.80%   -4.79%     -0.24%     3.08%      4.62%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT INDEX                  0.01%    0.07%      1.22%     4.11%      5.50%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Class A Shares (formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor had agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the ten year return would have been lower.

The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: For the first half of the year, the fixed income markets continued to focus on the activities of the Federal Reserve, the strength of the economy, and the heightened concerns for inflation resulting from the continued rise in energy prices. The Federal Reserve capped two full years of tightening by increasing the federal funds target rate by one full percentage point over this six-month period, bringing the rate to 5.25%.

   Yields on municipal bonds rose by 0.20 to 0.60 percentage points across all maturities during the period, outperforming the U.S. Treasury market where yields moved higher by 0.70 to 0.90 percentage points. (As yields go up, bond prices decline.) Of particular note is that the longer end of the yield curve (maturities beyond 10 years) gave up some ground, but rates are still lower in that maturity range than they were two years ago when the Federal Reserve began the current tightening cycle.

   The outperformance of the Municipal market relative to the Taxable bond market can be attributed in part to positive supply and demand factors. Following a year of record-breaking supply in 2005, the Municipal market began 2006 with a 15% decrease in issuance versus the previous year. This decline was driven by a more than 50% drop in issuance for refunding purposes. In the face of this falling supply, investor demand remained healthy, providing ample support for Municipal bond prices.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 0.11% for the Institutional Shares, -0.10% for
   Class A Shares and -0.38% for Class C Shares for the six months ended
   June 30, 2006. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes returned 0.18% and 0.12%, respectively.

   This was a challenging period for the bond markets. For nearly all maturities, interest income from bonds barely offset the decline in their principal values that resulted from rising interest rates throughout the period.

   The very shortest-maturity issues provided the best returns. Total returns moved progressively lower as maturities grew longer, and fell into negative territory for bonds maturing in ten years or more. In this environment, we have maintained a defensive strategy. This has involved keeping some short-term positions, as well as full-coupon bonds. These steps helped to offset most of the negative performance contributed by the Fund's longer-term positions.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund felt the impact of rising interest rates much more among its positions in the ten-year range than in its shorter-term positions. Unlike all of 2005, during which longer-term bonds provided the best combination of income and principal return, short-term positions produced the best returns for the first half of 2006. By the end of the period, the Fund held 22% of its assets in bonds with maturities of five years or less.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We began the year believing that most of the Federal Reserve's tightening activity was behind us, and that interest rates would not rise much more. At the same time, a flatter yield curve--one in which there was little difference between short- and long-term yields--provided attractive investment opportunities in the five- to ten-year maturity range.

   Both of these factors led us to continue to move away from the barbell strategy we employed over the past few years, in which assets were focused on the short and long ends of the yield curve, with little in between. We extended the maturity of the cash equivalents we hold in the Fund, and allowed longer positions to "roll down the curve"--that is, come closer to maturity--rather than replacing them with longer-term issues. By the end of the period, the Fund's average maturity stood at 5.2 years, and its average duration was 4.4 years.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the months ahead, we believe the fixed-income markets will continue to focus on the Federal Reserve and its response to economic and inflation indicators. It appears that the Federal Reserve has not yet concluded its series of rate hikes, though an end could be drawing closer. In the meantime, we expect to gradually extend the maturity of the cash equivalents we hold in the portfolio, a move we believe can prove advantageous in this changing environment.

                                                                   TRAILING   TRAILING   TRAILING
                                                 YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                     TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE
NEW YORK TAX-EXEMPT FUND (INSTITUTIONAL SHARES)  0.11%    0.32%     1.82%      3.69%      4.39%
--------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE
NEW YORK TAX-EXEMPT FUND (CLASS A SHARES)       -4.35%   -4.27%     0.11%      2.52%      3.70%
--------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE
NEW YORK TAX-EXEMPT FUND (CLASS C SHARES)       -1.37%   -0.68%      N/A        N/A       0.87%1
--------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND INDEX         0.18%    0.44%     1.76%      3.89%      4.77%
--------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND INDEX         0.12%    0.25%     2.30%      4.51%      5.30%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. Total Returns shown reflect the deduction of a 1% contingent deferred sales charge for Class C Shares, which may apply if shares are redeemed within 12 months after purchase. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Class A Shares (formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor had agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower.

The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

The Lehman Brothers 7-Year General Obligations Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

1Total return shown is for the period 8/24/04-6/30/06.

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Managing Director and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: An active Federal Reserve raised rates four times in the first half of the year, bringing the federal funds target rate up by a total of 100 basis points to 5.25%. The Federal Reserve's actions reflected concern that domestic growth during the first half of the year was too rapid and could in time prove to be inflationary. These actions had a predictable, negative influence on all the fixed-income markets, causing prices to decline.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2006, the Fund posted a total return of -0.10% for Institutional Shares and -0.11% for Class A Shares. In comparison, the Lehman Brothers Five-Year and Seven-Year Municipal Bond Indexes returned 0.18% and 0.12%, respectively, for the same period.

   The Fund continued to have a bias toward high credit quality, which resulted in somewhat lower yields than would be available in the weaker credit tiers. Based on our belief that interest rates are peaking, we extended the Fund's duration during the first half of the year by buying securities in the seven- to ten-year maturity range. While we believe that both of these strategies are appropriate for the longer term, over this recent period they had a slightly negative impact on performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Given the rising rates at the shortest end of the yield curve, cash holdings were among the Fund's best performers, along with premium-coupon bonds. Individual sector weightings did not, overall, have much impact on the Fund's performance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We believe bonds in the seven- to 10-year maturity range are most likely to produce excess return in the second half of the year and beyond, which as we have discussed led us to add to our holdings in this area. In addition to this move, we also chose to sell some of our longest-maturity holdings, as they appeared expensive in our analysis.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Many issues on the global front, including spiraling oil prices and intensifying global conflicts, remain troubling. While the Federal Reserve appears to be nearing the end of its long sequence of interest-rate hikes, some have raised concerns that the Federal Reserve may continue to raise rates for a bit longer than it should, perhaps with negative impact on a U.S. economy that is also being pressured by a number of external forces.

   While these situations do present risks, the Fund is positioned to help investors navigate them. In keeping with its mandate, the Fund falls well below the midpoint on the continuum of risk and volatility, and has been able to provide attractive positive returns over full interest-rate cycles.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                                     -0.10%   -0.05%      1.39%     3.55%      4.32%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND (CLASS A SHARES) -4.36%   -4.43%     -0.28%     2.46%      3.65%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND INDEX                    0.18%    0.44%      1.76%     3.89%      4.77%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND INDEX                    0.12%    0.25%      2.30%     4.51%      5.30%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

The Lehman Brothers 7-Year General Obligations Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

BNY Hamilton Municipal Enhanced Yield Fund


 Investment Considerations--Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

An Interview with Co-Portfolio Managers, Nancy Angell, Senior Vice President; John Fox, Senior Vice President; and Martin Tourigny, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: For the third and fourth consecutive quarters, municipal bond yields moved higher in the first half of 2006. They were spurred on in large part by core inflation readings that rose beyond the Federal Reserve's comfort level.

   Municipal bonds have been able to perform well relative to taxable bonds in this environment, as demand for municipals has remained strong while supply has decreased. Municipal bond total supply has fallen by 15% over last year's levels. Supply/demand dynamics, combined with a general improvement in credit quality, benefited both higher-quality and higher-yielding Municipals.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the period from the Fund's inception on January 3, 2006, through June 30, 2006, the Fund returned 0.85%. Over the same period, the Lehman Brothers U.S. Municipal Index posted a return of 0.28%.

   The Fund was able to outperform its benchmark, even though its longer duration relative to the index hurt returns as interest rates rose. The Fund's performance was positively influenced by tightening credit spreads as well as a portfolio that offered a higher overall yield than the index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best performing individual bond in the portfolio was backed by International Paper. That company was able to divest its timberland holdings at better than expected prices; when it subsequently used the proceeds to pay down debt, its bonds rallied significantly.

   During the second quarter, Tobacco bonds (backed by settlement payments from the Tobacco industry) performed well due to positive developments regarding litigation against the participants in the Master Settlement Agreement.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Because the spread, or difference in yield, between higher- and lower-quality bonds is narrower than historical averages, we have focused on higher-quality bonds among A- and BBB-rated bonds sector. Because the yield pick-up for moving further down the credit spectrum has been minimal in most cases, we have been highly selective in purchasing bonds rated below BBB, the lowest tier considered investment grade.

   In addition, we have diversified beyond the traditional High Yield sectors of Health Care, Industrials, and Tobacco by investing in Higher Education bonds as well as Land-Secured deals.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There is always uncertainty with respect to the direction of interest rates, and thus short-term principal volatility remains a risk for investors in a long-term fund such as this. For the long-term investor, however, longer-maturity municipals have historically provided higher absolute returns than their short- and intermediate-maturity counterparts.

   With interest rates moving higher in recent months, we believe there is now an opportunity for investors to lock in these higher yields and reduce their exposure to reinvestment risk. In addition, a slowing economy may present the opportunity to purchase lower-rated bonds that offer a greater degree of yield pick-up to compensate for their risks.

                                                              TRAILING   TRAILING    TOTAL
                                            YEAR   TRAILING   3 YEARS    5 YEARS     SINCE
Periods Ended June 30, 2006                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED INCEPTION
BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND
(INSTITUTIONAL SHARES)                      0.85%     N/A       N/A        N/A       0.85%
---------------------------------------------------------------------------------------------
LEHMAN BROS. U.S. MUNICIPAL INDEX           0.28%    0.88%     3.24%      5.05%      0.28%/1/
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extend that total annual operating expenses are greater than 0.79% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, average annual total return would have been lower. Inception date for this Fund is January 3, 2006.

Lehman Brothers U.S. Municipal Index is an unmanaged broad market performance benchmark for the tax-exempt bond market. Investors cannot invest directly in any index.

1The since inception return for the index is from 12/31/05.

BNY Hamilton U.S. Bond Market Index Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Growing inflationary expectations along with signs of strength in the U.S.
   economy prompted the Federal Reserve to raise the federal funds target rate by 0.25 percentage points at each of its four meetings during the first half of 2006. That brought the total number of increases to 17 since June 2004, and lifted the rate to 5.25%. The trend toward a flattening yield curve, established firmly in 2005, continued as the difference, or spread, between the yield on the two-year Treasury note and the existing long-maturity Treasury bond narrowed slightly further. The yield curve overall shifted upward by an average of 0.75 percentage points during the six month period.

   Despite giving back some gains in the second quarter, for the first half of the year non-Treasury or "spread" bonds performed well across most sectors and quality tiers. This rebound from a period of weakness in the closing months of 2005 was more pronounced among lower-quality Corporate bonds; Corporates as a whole generated 0.15 percentage points of excess return relative to Treasury securities.

   Most of the other non-Treasury sectors (Agencies, Mortgages, and Asset-Backed securities) also had positive excess returns. The non-corporate Supranational sector did not match Treasury performance, though, and was dragged down in particular by Mexico and other lower-rated issuers.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned -0.89% for Institutional Shares and -1.02% for Investor Shares for the six months ended June 30, 2006. For the same period, the Lehman Brothers Aggregate Bond Index returned -0.72%.

   Because the Fund follows an index approach and does not make active investment moves, the Fund's performance relative to its benchmark largely reflects the costs of managing and operating the Fund--costs that a hypothetical index does not incur.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Longer-maturity Treasury and Agency bonds benefited when the yield curve flattened further, while higher-quality Corporates underperformed. Among Mortgage-Backed bonds, GNMA securities underperformed during the six months, due in large part to a decline in foreign buying interest. Commercial Mortgage-Backed securities performed more solidly.

   Given the rising interest-rate environment, longer-dated securities generally did not perform well over the six months.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. Because this Fund is designed to track the risk and return characteristics of a broad market index, we do not apply an active investment strategy.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We will continue in our efforts to closely match the performance of the Lehman Brothers Aggregate Bond Index by holding fixed-income securities in proportions required to reproduce as closely as possible the sector, yield-curve, and credit-quality characteristics of that index.

                                                                              TRAILING   TRAILING    SINCE
                                                            YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX FUND
(INSTITUTIONAL SHARES)                                     -0.89%   -1.23%     1.76%      4.70%      5.86%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX FUND (INVESTOR SHARES) -1.02%   -1.47%     1.51%       N/A       2.73%
-------------------------------------------------------------------------------------------------------------
                                                                                                     6.17%/1/
LEHMAN BROS. AGGREGATE BOND INDEX                          -0.72%   -0.81%     2.05%      4.98%      3.12%/2/
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees, and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

1 The since inception return for the index is from 5/01/00.
2 The since inception return for the index is from 10/01/02.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                   $1,000.00 $  991.00      0.94%             $4.64
Hypothetical (5% return before expenses) $1,000.00 $1,020.13      0.94%             $4.71
-----------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $  992.20      0.69%             $3.41
Hypothetical (5% return before expenses) $1,000.00 $1,021.37      0.69%             $3.46
-----------------------------------------------------------------------------------------------
HIGH YIELD FUND--CLASS A SHARES
Actual                                   $1,000.00 $  996.80      1.04%             $5.14
Hypothetical (5% return before expenses) $1,000.00 $1,019.64      1.04%             $5.20
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            BEGINNING  ENDING      ANNUALIZED
                                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                              VALUE    VALUE      BASED ON THE      DURING THE
                                                            01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $  998.10      0.79%             $3.92
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.87      0.79%             $3.97
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $  994.30      0.90%             $4.45
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.33      0.90%             $4.51
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $  995.50      0.65%             $3.22
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.57      0.65%             $3.26
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $  999.00      0.84%             $4.16
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.63      0.84%             $4.21
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--CLASS C SHARES
Actual                                                      $1,000.00 $  996.20      1.59%             $7.86
Hypothetical (5% return before expenses)                    $1,000.00 $1,016.92      1.59%             $7.94
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $1,001.10      0.59%             $2.93
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.87      0.59%             $2.96
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                      $1,000.00 $  998.90      0.94%             $4.67
Hypothetical (5% return before expenses)                    $1,000.00 $1,020.12      0.94%             $4.72
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                      $1,000.00 $  999.00      0.69%             $3.44
Hypothetical (5% return before expenses)                    $1,000.00 $1,021.36      0.69%             $3.47
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             ANNUALIZED
                                                                            EXPENSE RATIO
                                                                            BASED ON THE
                                                     BEGINNING     ENDING      PERIOD
                                                      ACCOUNT     ACCOUNT   01/03/06/(A)/ EXPENSES PAID**
                                                       VALUE       VALUE       THROUGH     01/03/06/(A)/
                                                    01/03/06/(A)/ 06/30/06    06/30/06    THROUGH 06/30/06
MUNICIPAL ENHANCED YIELD FUND--INSTITUTIONAL SHARES
Actual                                               $1,000.00    $1,008.50     0.79%          $3.89
Hypothetical (5% return before expenses)             $1,000.00    $1,020.88     0.79%          $3.96
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  BEGINNING  ENDING      ANNUALIZED    EXPENSES PAID
                                                   ACCOUNT  ACCOUNT    EXPENSE RATIO    DURING THE
                                                    VALUE    VALUE      BASED ON THE     SIX-MONTH
                                                  01/01/06  06/30/06  SIX-MONTH PERIOD    PERIOD*
U.S. BOND MARKET INDEX FUND--INSTITUTIONAL SHARES
Actual                                            $1,000.00 $  991.10      0.35%           $1.73
Hypothetical (5% return before expenses)          $1,000.00 $1,023.06      0.35%           $1.76
----------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX FUND--INVESTOR SHARES
Actual                                            $1,000.00 $  989.80      0.60%           $2.96
Hypothetical (5% return before expenses)          $1,000.00 $1,021.82      0.60%           $3.01
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (a)Commencement of investment operations.
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).
 **Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 179 days in the period ended June 30, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the actual period January 3, 2006 (commencement of operations) of June 30, 2006.

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Asset Group Diversifications

         As of June 30, 2006

Core Bond Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           Mortgage-Backed Securities.....................    46.9%
           Corporate Bonds................................    24.0
           Mortgage Obligations...........................    14.2
           United States Government Agencies & Obligations    14.0
           Asset-Backed Securities........................     4.1
           Money Market Fund..............................     0.5
           Foreign Government Agencies & Obligations......     0.4
           Trust Preferred Bonds..........................     0.4
           Liabilities in excess of other assets..........    (4.5)
                                                             -----
           Total..........................................   100.0%
                                                             -----

High Yield Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    Corporate Bonds..............    95.3%
                    Money Market Fund............     2.4
                    Trust Preferred Bond.........     0.4
                    Other assets less liabilities     1.9
                                                    -----
                    Total........................   100.0%
                                                    -----

Intermediate Government Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    49.6%
           Mortgage-Backed Securities.....................    29.7
           Money Market Fund..............................    13.3
           Mortgage Obligations...........................     6.6
           Other assets less liabilities..................     0.8
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications

         As of June 30, 2006

Intermediate New York Tax-Exempt Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Special Tax..........................    18.5%
                State Appropriation..................    15.4
                Utilities............................    12.5
                General Obligations..................    12.1
                Transportation.......................     9.2
                Pre-Refunded/Escrowed Securities.....     8.8
                Housing..............................     5.6
                Education............................     5.5
                Healthcare...........................     5.0
                Other................................     3.2
                Industrial Development...............     2.9
                Money Market Fund....................     1.6
                Liabilities in excess of other assets    (0.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Intermediate Tax-Exempt Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                General Obligations..................    27.1%
                Education............................    21.3
                Pre-Refunded/Escrowed Securities.....    11.5
                Housing..............................     9.3
                Transportation.......................     9.0
                Utilities............................     7.9
                Other................................     6.4
                Money Market Fund....................     4.0
                State Appropriation..................     3.6
                Special Tax..........................     1.8
                Waste Management.....................     0.4
                Liabilities in excess of other assets    (2.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         State Diversification

         As of June 30, 2006

Municipal Enhanced Yield Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    Texas........................    12.5%
                    Puerto Rico..................    11.4
                    Kansas.......................     9.4
                    California...................     8.3
                    Mississippi..................     4.9
                    Tennessee....................     4.3
                    Wisconsin....................     4.3
                    New York.....................     4.2
                    Colorado.....................     4.1
                    Florida......................     4.1
                    Iowa.........................     4.1
                    Massachusetts................     4.1
                    Nevada.......................     4.1
                    New Hampshire................     4.1
                    New Mexico...................     4.0
                    West Virginia................     3.1
                    South Carolina...............     2.3
                    New Jersey...................     2.2
                    Illinois.....................     2.1
                    Money Market Fund............     1.7
                    Other assets less liabilities     0.7
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification

         As of June 30, 2006

U.S. Bond Market Index Fund

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    44.5%
           Mortgage-Backed Securities.....................    26.3
           Corporate Bonds................................    21.2
           Money Market Fund..............................     4.0
           Foreign Government Agencies & Obligations......     2.2
           Asset-Backed Securities........................     1.0
           Trust Preferred Bond...........................     0.1
           Other assets less liabilities..................     0.7
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--37.6%
           Federal Home Loan Mortgage Corp.--35.6%
$   11,784 Pool #160074
           10.00%, 4/01/09........ $   12,311
    72,223 Pool #180006
           9.25%, 8/01/11.........     75,849
     1,268 Gold Pool #E20261
           7.50%, 9/01/11.........      1,301
   250,757 Gold Pool #E00678
           6.50%, 6/01/14.........    253,658
 9,439,890 Gold Pool #E01386
           5.00%, 6/01/18.........  9,107,215
 2,409,621 Gold Pool #E01425
           4.50%, 8/01/18.........  2,279,127
 1,790,586 Gold Pool #E98903
           4.50%, 8/01/18.........  1,693,616
 3,231,045 Gold Pool #E99778
           4.50%, 9/01/18.........  3,056,066
 1,240,066 Gold Pool #B10824
           4.50%, 11/01/18........  1,172,910
 3,818,804 Gold Pool #B14178
           4.00%, 5/01/19.........  3,524,765
 2,092,383 Gold Pool #B15346
           4.50%, 6/01/19.........  1,977,889
 1,439,869 Gold Pool #B18685
           4.50%, 1/01/20.........  1,359,397
 3,713,771 Gold Pool #G18044
           4.50%, 3/01/20.........  3,506,215
 2,485,314 Gold Pool #J02698
           5.50%, 11/01/20........  2,438,484
 1,058,939 Gold Pool #J00740
           5.50%, 12/01/20........  1,038,985
 3,166,750 Gold Pool #G18114
           5.50%, 5/01/21.........  3,106,486

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$    4,987 Gold Pool #G00800
           7.00%, 11/01/26.. $    5,120
   233,847 Gold Pool #G00767
           7.50%, 8/01/27...    242,843
    75,207 Gold Pool #C29166
           7.00%, 7/01/29...     77,033
   226,439 Gold Pool #C00896
           7.50%, 12/01/29..    234,851
    77,061 Gold Pool #G01131
           7.50%, 9/01/30...     79,776
   151,223 Gold Pool #C01095
           7.00%, 11/01/30..    154,970
    50,198 Gold Pool #C46812
           7.50%, 1/01/31...     51,967
     5,138 Gold Pool #C55047
           7.50%, 7/01/31...      5,317
    79,161 Gold Pool #C60567
           7.00%, 11/01/31..     81,139
 1,208,377 Gold Pool #C01329
           7.00%, 3/01/32...  1,238,569
   596,774 Gold Pool #C01345
           7.00%, 4/01/32...    611,376
   552,138 Gold Pool #C01351
           6.50%, 5/01/32...    557,328
 3,670,171 Gold Pool #C01385
           6.50%, 8/01/32...  3,704,672
   405,748 Gold Pool #C75331
           6.50%, 8/01/32...    409,562
 2,681,334 Gold Pool #G01443
           6.50%, 8/01/32...  2,706,540
 1,322,250 Gold Pool #C01403
           6.00%, 9/01/32...  1,306,753
   258,076 Gold Pool #C01396
           6.50%, 9/01/32...    260,502

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

 Principal
  Amount                         Value
-----------                   ------------
            Mortgage-Backed Securities
            (Continued)
$ 1,467,728 Gold Pool #C01404
            6.50%, 10/01/32.. $  1,481,525
      2,399 Gold Pool #C72811
            6.00%, 11/01/32..        2,371
      8,282 Gold Pool #C01435
            6.00%, 12/01/32..        8,185
    696,409 Gold Pool #C75536
            6.00%, 1/01/33...      688,247
        212 Gold Pool #C75905
            6.50%, 1/01/33...          214
    419,180 Gold Pool #C01500
            6.50%, 1/01/33...      423,120
  5,190,622 Gold Pool #G01513
            6.00%, 3/01/33...    5,129,789
    971,179 Gold Pool #C77416
            6.00%, 3/01/33...      959,797
  2,740,850 Gold Pool #C01511
            6.00%, 3/01/33...    2,708,728
 21,500,000 Gold Pool TBA
            5.00%, 7/01/33...   20,075,624
    705,342 Gold Pool #C01647
            4.50%, 10/01/33..      643,145
  2,266,827 Gold Pool #A13973
            5.50%, 10/01/33..    2,186,872
    107,889 Pool #A15024
            6.00%, 10/01/33..      106,549
  5,391,512 Gold Pool #A15479
            5.50%, 11/01/33..    5,201,344
  1,131,566 Gold Pool #A15851
            5.50%, 12/01/33..    1,091,653
  3,048,248 Gold Pool #A17572
            4.50%, 1/01/34...    2,772,340
 13,787,751 Gold Pool #C01847
            5.50%, 6/01/34...   13,277,966

 Principal
  Amount                                Value
-----------                          ------------
            Mortgage-Backed Securities
            (Continued)
$     7,826 Gold Pool #A23982
            5.50%, 6/01/34.......... $      7,537
  4,072,291 Gold Pool #A24720
            5.50%, 7/01/34..........    3,921,723
    976,000 Gold Pool TBA
            6.00%, 7/01/34..........      960,750
  4,119,163 Gold Pool #A25473
            6.00%, 8/01/34..........    4,063,887
     24,041 Gold Pool #A26522
            5.50%, 9/01/34..........       23,152
  2,533,552 Pool #A31234
            5.50%, 1/01/35..........    2,439,878
  2,969,298 Gold Pool #A45093
            5.50%, 5/01/35..........    2,853,839
  3,907,353 Gold Pool #G08067
            5.00%, 7/01/35..........    3,651,919
  6,527,010 Gold Pool #A46630
            5.00%, 8/01/35..........    6,100,322
  3,533,111 Gold Pool #A37876
            5.00%, 9/01/35..........    3,302,143
    599,783 Gold Pool #A47283
            5.00%, 10/01/35.........      560,574
                                     ------------
                                      130,975,785
                                     ------------
            Federal National Mortgage Association--1.4%
     15,767 Pool #219238
            8.50%, 2/01/09..........       15,884
    271,746 Pool #190770
            7.00%, 4/01/09..........      272,552
     94,810 Pool #527268
            7.00%, 11/01/14.........       97,290
    633,451 Pool #253942
            6.00%, 9/01/16..........      635,748

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed Securities
           (Continued)
$  904,718 Pool #647532
           5.50%, 5/01/17.. $  889,745
   956,124 Pool #694970
           5.50%, 4/01/18..    939,914
 1,428,039 Pool #555384
           5.50%, 4/01/18..  1,403,830
     2,378 Pool #535497
           6.50%, 8/01/30..      2,402
     1,474 Pool #549914
           8.50%, 9/01/30..      1,584
   794,466 Pool #545994
           7.00%, 10/01/32.    813,890
                            ----------
                             5,072,839
                            ----------
           Government National Mortgage
           Association--0.6%
       677 Pool #13416
           8.00%, 9/15/06..        679
     1,011 Pool #13688
           8.00%, 11/15/06.      1,014
       792 Pool #12766
           8.00%, 12/15/06.        794
       870 Pool #16080
           7.50%, 4/15/07..        875
    47,451 Pool #21598
           8.00%, 2/15/08..     48,238
    10,195 Pool #27246
           9.00%, 12/15/08.     10,448
     5,475 Pool #31570
           9.50%, 6/15/09..      5,693
     1,254 Pool #34366
           9.50%, 9/15/09..      1,304
     8,941 Pool #34704
           9.50%, 10/15/09.      9,297
     5,372 Pool #33765
           9.50%, 10/15/09.      5,586

Principal
 Amount                            Value
---------                       ------------
          Mortgage-Backed Securities
          (Continued)
$ 55,371  Pool #171774
          9.00%, 9/15/16....... $     59,264
   4,063  Pool #290313
          9.50%, 5/15/20.......        4,448
   1,915  Pool #336019
          7.50%, 9/15/22.......        2,001
 142,709  Pool #319650
          7.00%, 11/15/22 FRN..      147,113
  58,372  Pool #349306
          8.00%, 2/15/23.......       61,864
  38,448  Pool #376445
          6.50%, 4/15/24.......       39,006
  33,302  Pool #384069
          7.50%, 4/15/24.......       34,840
 115,921  Pool #362262
          7.50%, 4/15/24.......      121,277
  10,474  Pool #780689
          6.50%, 12/15/27......       10,634
 584,555  Pool #464686
          6.50%, 7/15/28.......      593,592
  24,140  Pool #511772
          8.00%, 11/15/30......       25,629
  51,215  Pool #485393
          7.00%, 4/15/31.......       52,840
 129,883  Pool #550475
          7.00%, 5/15/31.......      134,004
 943,898  Pool #781336
          6.00%, 10/15/31......      937,776
                                ------------
                                   2,308,216
                                ------------
          Total Mortgage-Backed
          Securities
          (Cost $143,242,396)..  138,356,840
                                ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds--24.0%
           Aerospace/Defense--0.2%
$  773,000 General Dynamics Corp.
           4.25%, 5/15/13........... $  706,456
                                     ----------
           Auto Manufacturers--0.3%
 1,162,000 Daimler Chrysler NA
           Holdings Corp.
           7.20%, 9/01/09...........  1,198,570
                                     ----------
           Banks--0.7%
   593,000 Bank of America Corp.
           7.40%, 1/15/11...........    630,962
 2,035,000 Wells Fargo & Co.
           4.625%, 4/15/14..........  1,873,997
                                     ----------
                                      2,504,959
                                     ----------
           Beverages--0.4%
 1,495,000 PepsiCo, Inc.
           3.20%, 5/15/07...........  1,464,654
                                     ----------
           Building Materials--0.2%
   913,000 Masco Corp.
           4.80%, 6/15/15...........    813,994
                                     ----------
           Commercial Services--0.4%
 1,233,000 Cendant Corp.
           7.375%, 1/15/13..........  1,349,050
                                     ----------
           Computers--0.3%
 1,050,000 IBM Corp.
           7.00%, 10/30/25..........  1,141,210
                                     ----------
           Computers--Software and
           Peripherals--0.0%
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09(a)......         --
                                     ----------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Cosmetics/Personal Care--0.5%
$  510,000 Procter & Gamble Co.
           6.875%, 9/15/09............... $  529,080
 1,264,000 Procter & Gamble Co.
           4.95%, 8/15/14................  1,202,166
                                          ----------
                                           1,731,246
                                          ----------
           Diversified Financial Services--6.6%
 1,223,000 American General Finance
           Corp., Series H
           5.375%, 10/01/12..............  1,189,912
   948,000 Capital One Bank
           5.75%, 9/15/10................    945,762
   596,000 Caterpillar Financial Services
           Corp.
           4.30%, 6/01/10................    566,867
   563,000 CIT Group, Inc.
           3.375%, 4/01/09...............    530,427
 3,195,000 Citigroup, Inc.
           3.50%, 2/01/08................  3,093,993
 2,678,000 Citigroup, Inc.
           5.125%, 2/14/11...............  2,615,123
 1,159,000 Countrywide Home Loans,
           Inc.
           2.875%, 2/15/07...............  1,139,675
 1,545,000 General Electric Capital Corp.
           4.125%, 9/01/09...............  1,479,872
   802,000 General Electric Capital Corp.
           4.875%, 10/21/10..............    779,005
 1,693,000 Goldman Sachs Group, Inc.
           5.00%, 10/01/14...............  1,577,026
 1,152,000 Goldman Sachs Group, Inc.
           6.36%, 2/15/34................  1,073,968
 1,123,000 John Deere Capital Corp.
           3.90%, 1/15/08................  1,094,754

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$3,037,000 Merrill Lynch & Co., Inc.
           4.125%, 1/15/09........... $ 2,926,623
 1,130,000 Merrill Lynch & Co., Inc.
           4.52%, 3/02/09 FRN........   1,097,140
 2,552,000 Morgan Stanley
           4.00%, 1/15/10............   2,412,416
   972,000 SLM Corp.
           5.45%, 4/25/11............     955,182
   998,000 SLM Corp.
           5.375%, 1/15/13...........     964,319
                                      -----------
                                       24,442,064
                                      -----------
           Electric--1.9%
 2,053,000 Carolina Power & Light Co.
           5.125%, 9/15/13...........   1,958,462
 1,505,000 Consolidated Edison Co. of
           New York
           5.375%, 12/15/15..........   1,442,166
   982,000 Dominion Resources, Inc.
           4.125%, 2/15/08...........     957,284
   793,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32...........     788,214
   848,000 Exelon Corp.
           4.90%, 6/15/15............     774,305
 1,079,000 Florida Power & Light Co.
           5.65%, 2/01/35............     993,346
                                      -----------
                                        6,913,777
                                      -----------
           Environmental Control--0.3%
   988,000 Waste Management, Inc.
           5.00%, 3/15/14............     922,888
                                      -----------
           Food--0.3%
 1,170,000 Safeway, Inc.
           4.95%, 8/16/10............   1,116,993
                                      -----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Forest Products & Paper--0.4%
$1,442,000 International Paper Co.
           5.85%, 10/30/12............ $1,419,731
                                       ----------
           Gas--0.2%
   607,000 Sempra Energy
           6.00%, 2/01/13.............    604,078
                                       ----------
           Healthcare--Services--0.6%
 1,401,000 UnitedHealth Care
           5.375%, 3/15/16............  1,325,373
 1,083,000 WellPoint, Inc.
           5.00%, 1/15/11.............  1,043,100
                                       ----------
                                        2,368,473
                                       ----------
           Insurance--0.8%
 1,063,000 MetLife, Inc.
           6.50%, 12/15/32............  1,061,099
   690,000 Prudential Financial, Inc.
           5.50%, 3/15/16.............    663,274
 1,308,000 The Allstate Corp.
           5.95%, 4/01/36.............  1,202,021
                                       ----------
                                        2,926,394
                                       ----------
           Media--2.3%
 1,819,000 Comcast Corp.
           7.05%, 3/15/33.............  1,845,350
   904,000 News America Holdings, Inc.
           9.25%, 2/01/13.............  1,046,685
 3,699,000 Time Warner, Inc.
           6.75%, 4/15/11.............  3,792,240
 1,750,000 Walt Disney Co.
           5.375%, 6/01/07............  1,745,380
                                       ----------
                                        8,429,655
                                       ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Oil & Gas--1.2%
$  705,000 ChevronTexaco Capital Co.
           (Canada)
           3.375%, 2/15/08............ $  681,460
 2,021,000 Conoco Funding Co.
           (Canada)
           6.35%, 10/15/11............  2,079,250
   659,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10...........    721,605
   903,000 Valero Energy Corp.
           6.875%, 4/15/12............    936,016
                                       ----------
                                        4,418,331
                                       ----------
           Pharmaceuticals--1.1%
   366,000 Abbott Laboratories
           5.625%, 7/01/06............    366,000
 2,282,000 Abbott Laboratories
           5.60%, 5/15/11.............  2,269,370
 1,459,000 GlaxoSmithKline Capital PLC
           (Great Britain)
           2.375%, 4/16/07............  1,421,245
                                       ----------
                                        4,056,615
                                       ----------
           Retail--1.9%
 1,140,000 Home Depot, Inc.
           4.625%, 8/15/10............  1,098,029
 2,131,000 Home Depot, Inc.
           5.40%, 3/01/16.............  2,042,736
 2,562,000 Wal-Mart Stores, Inc.
           4.125%, 2/15/11............  2,407,230
 1,641,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35.............  1,431,818
                                       ----------
                                        6,979,813
                                       ----------

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
           Telecommunications--2.7%
$1,650,000 AT&T, Inc.
           6.80%, 5/15/36.............. $ 1,635,440
   619,000 Cisco Systems, Inc.
           5.25%, 2/22/11..............     607,519
   765,000 Embarq Corp.
           7.08%, 6/01/16..............     760,798
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07(a)...........          --
 1,076,000 Sprint Capital Corp.
           8.75%, 3/15/32..............   1,297,551
 2,749,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10.............   2,878,934
   936,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30.............   1,009,521
 2,110,000 Verizon Virginia, Inc.,
           Series A
           4.625%, 3/15/13.............   1,895,858
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09(a)........          --
                                        -----------
                                         10,085,621
                                        -----------
           Transportation--0.7%
   771,000 Burlington Northern Santa Fe
           Corp.
           7.95%, 8/15/30..............     925,402
   458,000 Canadian National Railway
           (Canada)
           6.20%, 6/01/36..............     456,791

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds (Continued)
$1,326,000 Union Pacific Corp.
           4.875%, 1/15/15.......... $ 1,232,264
                                     -----------
                                       2,614,457
                                     -----------
           Total Corporate Bonds
           (Cost $94,881,852).......  88,209,029
                                     -----------
           Collateralized Mortgage
           Obligations--14.2%
           Federal Home Loan Mortgage Corp.--2.1%
   468,237 Series 1678CA
           6.00%, 2/15/09...........     468,565
 1,227,871 Series R004, Class AL
           5.125%, 12/15/13.........   1,202,342
 2,508,773 Series R002, Class AH
           4.75%, 7/15/15...........   2,433,320
 1,451,000 Series 2985, Class JP
           4.50%, 10/15/15..........   1,424,784
 2,063,722 Series 2726AG
           4.50%, 9/15/22...........   2,040,963
                                     -----------
                                       7,569,974
                                     -----------
           Government National Mortgage
           Association--0.3%
 1,198,323 Series 2005-76, Class A
           3.96%, 5/16/30...........   1,149,335
                                     -----------
           Whole Loan Collateral CMO--11.8%
 2,091,488 American Home Mortgage
           Investment Trust
           Series 2004-1, Class 1A
           5.67%, 4/25/44 FRN.......   2,093,412
   639,461 Banc of America Mortgage
           Securities, Inc.
           Series 2004-I, Class 2A2
           4.70%, 10/25/34..........     624,789

 Principal
  Amount                                    Value
-----------                              -----------
            Collateralized Mortgage
            Obligations (Continued)
$   748,054 Bear Stearns Adjustable Rate
            Mortgage Trust
            Series 2005-9, Class A1
            4.625%, 10/25/35............ $   722,212
 10,664,793 Bear Stearns ALT-A Trust
            Series 2005-7, Class 11A1
            5.593%, 12/25/34............  10,673,333
    440,905 Bear Stearns ALT-A Trust
            Series 2006-1, Class 21A1
            5.40%, 12/31/49.............     434,611
  2,785,341 GMAC Mortgage Corp. Loan
            Trust
            Series 2004-J2, Class A2
            5.82%, 6/25/34..............   2,796,352
    304,653 Residential Accredit Loans,
            Inc.
            Series 2003-QS1, Class A1
            5.00%, 1/25/33..............     296,711
  1,013,318 Residential Accredit Loans,
            Inc.
            Series 2004-QA5, Class A1
            4.21%, 12/25/34.............   1,002,911
    455,277 Residential Accredit Loans,
            Inc.
            Series 2004-QA6, Class NB1
            4.96%, 12/26/34.............     449,773
  1,238,721 Structured Adjustable Rate
            Mortgage Loan Trust
            Series 2004-14, Class 1A
            5.08%, 10/25/34.............   1,238,821
  1,987,266 Structured Adjustable Rate
            Mortgage Loan Trust
            Series 2005-22, Class 1A2
            5.25%, 12/25/35.............   1,954,659

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 amount                                  Value
----------                             ----------
           Collateralized Mortgage
           Obligations (Continued)
$4,579,457 Structured Adjustable Rate
           Mortgage Loan Trust
           Series 2005-23, Class 1A1
           5.45%, 1/25/36............. $4,540,874
   486,006 Structured Asset Securities
           Corp.
           Series 2003-8, Class 2A6
           5.00%, 4/25/33.............    466,921
 2,109,374 Structured Asset Securities
           Corp.
           Series 2005-10, Class 5A8
           5.25%, 12/25/34............  2,051,481
 2,000,000 Washington Mutual, Inc.
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33.............  1,913,214
 3,085,027 Washington Mutual, Inc.
           Series 2004-AR7, Class B2
           3.94%, 7/25/34.............  2,902,755
 2,990,752 Washington Mutual, Inc.
           Series 2004-AR9, Class B3
           4.31%, 8/25/34.............  2,821,556
 1,490,822 Wells Fargo Mortgage-
           Backed Securities Trust
           Series 2004-R, Class B3
           4.39%, 9/25/34.............  1,394,232
 2,600,045 Wells Fargo Mortgage-
           Backed Securities Trust
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35.............  2,519,998

Principal
 amount                                  Value
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
$2,431,209 Wells Fargo Mortgage-
           Backed Securities Trust
           Series 2005-AR8, Class 2A1
           4.49%, 6/25/35............ $ 2,390,516
                                      -----------
                                       43,289,131
                                      -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $52,715,757)........  52,008,440
                                      -----------
           United States Government
           Agencies & Obligations--14.0%
           Federal Home Loan Mortgage Corp.--3.9%
 4,290,000 5.00%, 2/08/08............   4,255,478
 4,736,000 4.25%, 5/23/08............   4,632,888
 5,613,000 4.75%, 11/17/15...........   5,300,036
                                      -----------
                                       14,188,402
                                      -----------
           Federal National Mortgage
           Association--1.8%
   128,000 3.125%, 12/15/07..........     123,812
   213,000 6.00%, 5/15/08............     214,933
   492,000 6.125%, 3/15/12...........     506,894
 5,971,000 5.125%, 1/02/14...........   5,730,524
                                      -----------
                                        6,576,163
                                      -----------
           United States Treasury Bonds--2.0%
 5,049,000 7.125%, 2/15/23...........   6,040,654
   146,000 6.125%, 8/15/29...........     162,334
 1,256,000 5.375%, 2/15/31...........   1,277,686
                                      -----------
                                        7,480,674
                                      -----------
           United States Treasury Notes--6.3%
   278,000 6.00%, 8/15/09............     284,939
   417,000 3.50%, 11/15/09...........     396,362
 1,983,000 4.125%, 8/15/10...........   1,911,892

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 amount                                  Value
----------                            -----------
           United States Government
           Agencies & Obligations
           (Continued)
$7,743,000 4.50%, 11/15/10........... $ 7,563,338
 5,860,000 4.875%, 4/30/11...........   5,800,257
 2,560,000 4.25%, 8/15/14............   2,410,900
 3,458,000 4.25%, 11/15/14...........   3,252,142
 1,706,000 4.50%, 11/15/15...........   1,624,965
                                      -----------
                                       23,244,795
                                      -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $52,954,558)........  51,490,034
                                      -----------
           Commercial Mortgage-Backed
           Securities--9.3%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2004-4, Class A3
           4.13%, 7/10/42............   2,658,496
 2,514,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2005-3, Class A4
           4.67%, 7/10/43............   2,306,647
   507,971 Bear Stearns Commercial
           Mortgage Securities
           Series 1999-WF2, Class A1
           6.80%, 7/15/31............     510,635
 3,463,000 Bear Stearns Commercial
           Mortgage Securities
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........   3,566,714

Principal
 amount                                 Value
----------                            ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$2,659,000 Bear Stearns Commercial
           Mortgage Securities
           Series 2003-T10, Class A2
           4.74%, 3/13/40............ $2,504,314
 1,861,456 Bear Stearns Commercial
           Mortgage Securities
           Series 2005-T20, Class A1
           4.94%, 10/12/42...........  1,829,129
 3,402,000 Bear Stearns Commercial
           Mortgage Securities
           Series 2005-T20, Class A4A
           5.30%,10/12/42............  3,247,074
 1,970,138 Citigroup/Deutsche Bank
           Commercial Mortgage Trust
           Series 2005-CD1, Class A1
           5.05%, 7/15/44............  1,941,744
 2,920,000 Citigroup/Deutsche Bank
           Commercial Mortgage Trust
           Series 2005-CD1, Class A4
           5.40%, 7/15/44............  2,799,259
 2,338,000 GE Capital Commercial
           Mortgage Corp.
           Series 2003-C1, Class A2
           4.09%, 1/10/38............  2,246,671
 4,046,000 LB-UBS Commercial
           Mortgage Trust
           Series 2004-C7, Class A6
           4.79%, 10/15/29...........  3,757,092
 2,541,000 LB-UBS Commercial
           Mortgage Trust
           Series 2005-C7, Class A2
           5.10%, 11/15/30...........  2,480,617

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Principal
 amount                                     Value
----------                               -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$4,350,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33............... $ 4,482,604
                                         -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $35,516,160)...........  34,330,996
                                         -----------
           Asset-Backed
           Securities--4.1%
           Automobile Asset-Backed Securities--1.4%
   381,616 BMW Vehicle Owner Trust
           Series 2004-A, Class A3
           2.67%, 3/25/08...............     378,668
 1,930,432 Chase Manhattan Auto
           Owner Trust,
           Series 2003-A, Class A4
           2.06%, 12/15/09..............   1,876,892
 2,929,190 Ford Credit Auto Owner
           Trust
           Series 2005-A, Class A3
           3.48%, 11/15/08..............   2,898,220
                                         -----------
                                           5,153,780
                                         -----------
           Credit Card Asset-Backed Securities--2.7%
 3,537,000 Citibank Credit Card Issuance
           Trust,
           Series 2000-A3, Class A3
           6.88%, 11/16/09..............   3,595,846

Principal
 amount                                     Value
----------                               -----------
           Asset-Backed
           Securities (Continued)
$  250,000 Citibank Credit Card Issuance
           Trust,
           Series 2002-A1, Class A1
           4.95%, 2/09/09............... $   249,087
 1,596,000 Citibank Credit Card Issuance
           Trust,
           Series 2004-A1, Class A1
           2.55%, 1/20/09...............   1,570,547
 4,372,000 Discover Card Master Trust I
           Series 2002-2, Class A
           5.15%, 10/15/09..............   4,358,680
                                         -----------
                                           9,774,160
                                         -----------
           Total Asset-Backed
           Securities
           (Cost $15,107,084)...........  14,927,940
                                         -----------
           Foreign Government Agencies
           & Obligations--0.4%
 1,638,000 United Mexican States
           (Mexico)
           5.625%, 1/15/17
           (Cost $1,623,905)............   1,523,340
                                         -----------
           Trust Preferred Bond--0.4%
           Banks--0.4%
 1,374,000 Bank of America Corp.
           Capital Trust XI
           6.625%, 5/23/36
           (Cost $1,372,230)............   1,357,309
                                         -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                            Value
---------                          ------
          Common Stocks--0.0%
          Telecommunications--0.0%
    635   XO Holdings, Inc.*
          (Cost $0)............... $2,794
                                   ------
          Warrants--0.0%
          Telecommunications--0.0%
    639   Abovenet, Inc., expiring
          9/08/08*................     --
    752   Abovenet, Inc., expiring
          9/08/10*................     --
  1,270   XO Holdings, Inc. A-CW10
          expiring 1/16/10*.......  1,092
    953   XO Holdings, Inc. B-CW10
          expiring 1/16/10*.......    467
    953   XO Holdings, Inc. C-CW10
          expiring 1/16/10*.......    343
                                   ------
          Total Warrants
          (Cost $0)...............  1,902
                                   ------

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--0.5%
1,743,117 BNY Hamilton Money Fund
          (Institutional Shares),
          5.06%(b)
          (Cost $1,743,117)............. $  1,743,117
                                         ------------
          Total Investments
          (Cost $399,157,059)(c)--
          104.5%........................  383,951,741
          Liabilities in excess of other
          assets--(4.5%)................  (16,511,359)
                                         ------------
          Net Assets--100.0%............ $367,440,382
                                         ------------

FRNFloating Rate Note. Coupon shown was in effect at June 30, 2006.
TBATo be announced.
*  Non-income producing security.
(a)Issue is currently in default.
(b)Represents annualized 7 day yield at June 30, 2006.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $15,205,318 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $386,900 and aggregate gross unrealized depreciation of $15,592,218.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)


        Assets:
          Non-affiliated investments at market value,
           (Cost $397,413,942)........................... $382,208,624
          Affiliated investments at market value,
           (Cost $1,743,117).............................    1,743,117
          Receivables:
           Interest......................................    2,975,148
           Investments sold..............................    2,861,398
           Capital stock sold............................       16,849
          Other assets...................................       19,534
                                                          ------------
           Total Assets..................................  389,824,670
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................   21,307,168
           Dividends.....................................      473,074
           Capital stock repurchased.....................      296,940
           Services provided by The Bank of
            New York.....................................      181,729
          Accrued expenses and other liabilities.........      125,377
                                                          ------------
           Total Liabilities.............................   22,384,288
                                                          ------------
        Net Assets:...................................... $367,440,382
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $     37,957
          Paid in capital................................  391,350,719
          Accumulated distributions in excess of net
           investments...................................   (1,984,308)
          Accumulated net realized loss on
           investments...................................   (6,758,668)
          Net unrealized depreciation on investments.....  (15,205,318)
                                                          ------------
        Net Assets....................................... $367,440,382
                                                          ------------
        Class A Shares:
          Net assets..................................... $  3,208,567
                                                          ------------
          Shares outstanding.............................      331,246
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.69
          Maximum sales charge--4.25% of public
           offering price................................         0.43
                                                          ------------
          Maximum offering price......................... $      10.12
                                                          ------------
        Institutional Shares:
          Net assets..................................... $364,231,815
                                                          ------------
          Shares outstanding.............................   37,625,635
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.68
                                                          ------------
        Class A Shares authorized @ $0.001 par value.....  200,000,000
        Institutional Shares authorized @ $0.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)


           Investment Income:
             Interest.................................. $  9,645,549
             Interest from affiliated fund.............       20,041
                                                        ------------
                                                           9,665,590
                                                        ------------
           Expenses:
             Advisory..................................      958,886
             Administration............................      191,777
             Transfer agent............................       55,965
             Custodian.................................       32,225
             Reports to shareholders...................       23,466
             Directors.................................       12,829
             Legal.....................................       11,110
             Registration and filings..................       10,754
             Insurance.................................        6,695
             Audit.....................................        6,203
             12b-1 fee--Class A Shares.................        4,248
             Cash management...........................        2,659
             Other.....................................       14,515
                                                        ------------
              Total Expenses...........................    1,331,332
             Fees waived by The Bank of New York
              (Note 3).................................       (3,046)
                                                        ------------
              Net Expenses.............................    1,328,286
                                                        ------------
              Net Investment Income....................    8,337,304
                                                        ------------
           Realized and Unrealized Loss on
            Investments:
             Net realized loss on investments..........   (2,861,794)
             Decrease in unrealized appreciation/
              depreciation on investments..............   (8,603,865)
                                                        ------------
             Net realized and unrealized loss on
              investments..............................  (11,465,659)
                                                        ------------
             Net decrease in net assets resulting from
              operations............................... $ (3,128,355)
                                                        ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Statements of Changes in Net Assets


                                                                                             Six Months Ended   Year Ended
                                                                                              June 30, 2006    December 31,
                                                                                               (Unaudited)         2005
                                                                                             ---------------- -------------
Operations:
  Net investment income.....................................................................   $  8,337,304   $  16,953,917
  Net realized loss on investments..........................................................     (2,861,794)     (1,460,265)
  Decrease in unrealized appreciation/depreciation on investments...........................     (8,603,865)     (8,611,385)
                                                                                               ------------   -------------
   Net increase (decrease) in net assets resulting from operations..........................     (3,128,355)      6,882,267
                                                                                               ------------   -------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................................        (73,518)       (163,292)
                           Class C Shares...................................................             --            (182)
                           Institutional Shares.............................................     (8,695,184)    (18,448,965)
                                                                                               ------------   -------------
                                                                                                 (8,768,702)    (18,612,439)
                                                                                               ------------   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................        742,303       2,087,049
                      Class C Shares........................................................             --             104
                      Institutional Shares..................................................     20,406,512      58,387,553
  Proceeds from shares issued on reinvestment
   of dividends: Class A Shares.............................................................         56,403         119,799
           Institutional Shares.............................................................      1,579,725       3,281,168
  Value of capital stock repurchased: Class A Shares........................................       (934,330)     (3,335,520)
                       Class C Shares.......................................................             --        (108,966)
                       Institutional Shares.................................................    (50,447,604)   (106,255,928)
                                                                                               ------------   -------------
  Net decrease in net assets resulting from capital stock transactions......................    (28,596,991)    (45,824,741)
                                                                                               ------------   -------------
   Decrease in Net Assets...................................................................    (40,494,048)    (57,554,913)
Net Assets:
  Beginning of year.........................................................................    407,934,430     465,489,343
                                                                                               ------------   -------------
  End of period.............................................................................   $367,440,382   $ 407,934,430
                                                                                               ------------   -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................         75,687         206,492
        Institutional Shares................................................................      2,075,139       5,762,068
  Shares issued on reinvestment of dividends: Class A Shares................................          5,734          11,827
                             Institutional Shares...........................................        160,632         324,308
  Shares repurchased: Class A Shares........................................................        (95,625)       (330,699)
               Class C Shares...............................................................             --         (10,602)
               Institutional Shares.........................................................     (5,127,936)    (10,504,016)
                                                                                               ------------   -------------
   Net decrease.............................................................................     (2,906,369)     (4,540,622)
  Shares outstanding, beginning of year.....................................................     40,863,250      45,403,872
                                                                                               ------------   -------------
  Shares outstanding, end of period.........................................................     37,956,881      40,863,250
                                                                                               ------------   -------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights


                                                                 Class A Shares
                                            -------------------------------------------------------
                                            Six Months Ended         Year Ended December 31,
                                             June 30, 2006   --------------------------------------
                                              (Unaudited)     2005    2004    2003    2002   2001(a)
                                            ---------------- ------  ------  ------  ------  -------
PER SHARE DATA:
Net asset value at beginning of year.......      $ 9.99      $10.26  $10.30  $10.51  $10.24  $10.12
                                                 ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income/(b)/.................        0.20        0.36    0.34    0.35    0.49    0.56
Net realized and unrealized gain (loss) on
  investments..............................       (0.29)      (0.23)   0.03   (0.01)   0.29    0.13
                                                 ------      ------  ------  ------  ------  ------
 Total from investment operations..........       (0.09)       0.13    0.37    0.34    0.78    0.69
                                                 ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income.......       (0.21)      (0.40)  (0.39)  (0.43)  (0.51)  (0.57)
Distributions from capital gains...........          --          --   (0.02)  (0.12)     --      --
                                                 ------      ------  ------  ------  ------  ------
 Total dividends and distributions.........       (0.21)      (0.40)  (0.41)  (0.55)  (0.51)  (0.57)
                                                 ------      ------  ------  ------  ------  ------
Net asset value at end of period...........      $ 9.69      $ 9.99  $10.26  $10.30  $10.51  $10.24
                                                 ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/...............................       (0.90)%      1.32%   3.65%   3.29%   7.82%   6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $3,209      $3,451  $4,696  $7,733  $9,429  $6,002
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.94%*      0.93%   0.99%   1.04%   1.04%   1.03%
 Expenses, prior to waiver from The Bank of
   New York................................        0.94%*      0.93%   0.99%   1.04%   1.05%   1.04%
 Net investment income, net of waiver from
   The Bank of New York....................        4.10%*      3.59%   3.32%   3.32%   4.77%   5.43%
Portfolio turnover rate....................          55%         94%     72%    110%     98%    106%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) on investments per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                   Class C Shares
                                                       -----------------------------------
                                                         For the period      For the period
                                                              ended        October 13 , 2004*
                                                       January 23, 2005***      through
                                                           (Unaudited)     December 31, 2004
                                                       ------------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period................       $10.26              $10.29
                                                             ------              ------
Gain (loss) from investment operations
Net investment income/(a)/............................         0.01                0.05
Net realized and unrealized gain (loss) on investments         0.04               (0.02)
                                                             ------              ------
 Total from investment operations.....................         0.05                0.03
                                                             ------              ------
Dividends
Dividends from net investment income..................        (0.03)              (0.06)
                                                             ------              ------
Net asset value at end of period......................       $10.28              $10.26
                                                             ------              ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.         0.36%               0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........       $   29              $  109
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         1.69%**             1.69%**
 Expenses, prior to waiver from The Bank of New York..         1.69%**             1.70%**
 Net investment income, net of waiver from The Bank of
   New York...........................................         2.11%**             2.69%**
Portfolio turnover rate...............................           31%                 72%

*  Commencement of offering of shares.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                  Institutional Shares
                                           -----------------------------------------------------------------
                                           Six Months Ended              Year Ended December 31,
                                            June 30, 2006   ------------------------------------------------
                                             (Unaudited)      2005      2004      2003      2002     2001(a)
                                           ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year......     $   9.98     $  10.25  $  10.29  $  10.51  $  10.24  $  10.12
                                               --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income/(b)/................         0.21         0.39      0.37      0.37      0.52      0.58
Net realized and unrealized gain (loss) on
 investments..............................        (0.29)       (0.23)     0.03     (0.02)     0.28      0.14
                                               --------     --------  --------  --------  --------  --------
  Total from investment operations........        (0.08)        0.16      0.40      0.35      0.80      0.72
                                               --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment
 income...................................        (0.22)       (0.43)    (0.42)    (0.45)    (0.53)    (0.60)
Distributions from capital gains..........           --           --     (0.02)    (0.12)       --        --
                                               --------     --------  --------  --------  --------  --------
  Total dividends and distributions.......        (0.22)       (0.43)    (0.44)    (0.57)    (0.53)    (0.60)
                                               --------     --------  --------  --------  --------  --------
Net asset value at end of period..........     $   9.68     $   9.98  $  10.25  $  10.29  $  10.51  $  10.24
                                               --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value/(c)/.........................        (0.78)%       1.57%     3.91%     3.43%     8.08%     7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $364,232     $404,483  $460,684  $462,005  $472,896  $436,985
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York.......................         0.69%*       0.68%     0.73%     0.79%     0.79%     0.78%
  Expenses, prior to waiver from The
   Bank of New York.......................         0.69%*       0.68%     0.73%     0.79%     0.80%     0.79%
  Net investment income, net of waiver
   from The Bank of New York..............         4.35%*       3.85%     3.58%     3.57%     5.02%     5.69%
Portfolio turnover rate...................           55%          94%       72%      110%       98%      106%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) on investments per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds--95.3%
           Advertising--1.4%
$  595,000 Affinion Group, Inc.*
           10.125%, 10/15/13......... $  600,950
 1,290,000 R.H. Donnelley Finance
           Corp.
           10.875%, 12/15/12.........  1,422,225
   563,000 R.H. Donnelley Finance
           Corp.*
           10.875%, 12/15/12.........    620,708
                                      ----------
                                       2,643,883
                                      ----------
           Aerospace/Defense--2.9%
   560,000 Alliant Techsystems, Inc.
           6.75%, 4/01/16............    540,400
 4,090,000 L-3 Communications Corp.
           7.625%, 6/15/12...........  4,171,800
   930,000 L-3 Communications Corp.
           6.375%, 10/15/15..........    892,800
                                      ----------
                                       5,605,000
                                      ----------
           Auto Parts & Equipment--0.8%
    25,000 The Goodyear Tire &
           Rubber
           13.07%, 3/01/11 FRN.......     28,250
 1,535,000 The Goodyear Tire &
           Rubber
           9.00%, 7/01/15............  1,473,600
                                      ----------
                                       1,501,850
                                      ----------
           Beverages--0.1%
   265,000 Constellation Brands, Inc.
           8.625%, 8/01/06...........    266,656
                                      ----------
           Building Materials--0.4%
   385,000 US Concrete, Inc.
           8.375%, 4/01/14...........    390,775

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  320,000 US Concrete, Inc.*
           8.375%, 4/01/14............ $  324,800
                                       ----------
                                          715,575
                                       ----------
           Chemicals--4.1%
   105,000 Arco Chemical Co.
           10.25%, 11/01/10...........    116,025
   775,000 Equistar Chemicals LP
           10.125%, 9/01/08...........    819,563
   735,000 Equistar Chemicals LP
           10.625%, 5/01/11...........    792,881
   430,000 Huntsman International LLC
           9.875%, 3/01/09............    449,350
   652,000 Huntsman LLC
           11.625%, 10/15/10..........    723,720
   145,000 Huntsman LLC
           11.50%, 7/15/12............    162,763
    85,000 IMC Global, Inc.
           10.875%, 8/01/13...........     94,988
   875,000 IMC Global, Inc.
           Series B
           10.875%, 6/01/08...........    936,250
 1,785,000 Ineos Group Holdings PLC
           (Great Britain)*
           8.50%, 2/15/16.............  1,680,130
   145,000 Lyondell Chemical Co.
           11.125%, 7/15/12...........    158,050
 1,425,000 Lyondell Chemical Co.
           Series A
           9.625%, 5/01/07............  1,453,500
   336,000 Rockwood Specialties Group,
           Inc.
           10.625%, 5/15/11...........    360,780
   100,000 Rockwood Specialties Group,
           Inc.
           7.50%, 11/15/14............     98,500
                                       ----------
                                        7,846,500
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Coal--0.5%
$  880,000 Peabody Energy Corp.
           Series B
           6.875%, 3/15/13............. $  869,000
                                        ----------
           Commercial Services--4.4%
   335,000 Alderwoods Group, Inc.
           7.75%, 9/15/12..............    355,100
   775,000 Ashtead Holdings PLC
           (Great Britain)*
           8.625%, 8/01/15.............    786,625
   745,000 Avis Budget Car Rental
           LLC*
           7.58%, 5/15/14 FRN..........    746,863
   695,000 Avis Budget Car Rental
           LLC*
           7.625%, 5/15/14.............    677,625
   860,000 Avis Budget Car Rental
           LLC*
           7.75%, 5/15/16..............    829,900
 1,215,000 Corrections Corp. of America
           7.50%, 5/01/11..............  1,230,188
    60,000 Corrections Corp. of America
           6.25%, 3/15/13..............     56,700
 1,535,000 Hertz Corp.*
           8.875%, 1/01/14.............  1,581,049
   555,000 Hertz Corp.*
           10.50%, 1/01/16.............    591,075
   290,000 Quebecor World Capital
           Corp. (Canada)*
           8.75%, 3/15/16..............    266,075
 1,300,000 Service Corp. International
           7.70%, 4/15/09..............  1,313,000
                                        ----------
                                         8,434,200
                                        ----------

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Computers--0.9%
$  780,000 Seagate Technology HDD
           Holdings (Cayman Islands)
           8.00%, 5/15/09............... $  803,400
   700,000 Sungard Data Systems, Inc.*
           9.125%, 8/15/13..............    729,750
   220,000 Sungard Data Systems, Inc.*
           9.43%, 8/15/13 FRN...........    231,275
                                         ----------
                                          1,764,425
                                         ----------
           Diversified Financial Services--4.0%
   590,000 American Real Estate Partners
           LP
           7.125%, 2/15/13..............    569,350
   515,000 BCP Crystal US Holdings
           Corp.
           9.625%, 6/15/14..............    561,350
   440,000 Galaxy Entertainment Finance
           Co., Ltd.*
           9.875%, 12/15/12.............    459,800
   180,000 Galaxy Entertainment Finance
           Co., Ltd.*
           10.42%, 12/15/10 FRN.........    189,225
 1,120,000 General Motors Acceptance
           Corp.
           5.85%, 1/14/09...............  1,074,251
 1,535,000 General Motors Acceptance
           Corp.
           6.875%, 9/15/11..............  1,466,198
 2,155,000 General Motors Acceptance
           Corp.
           6.75%, 12/01/14..............  2,004,726
   190,000 Hughes Network Systems
           LLC*
           9.50%, 4/15/14...............    187,150

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$1,135,000 Residential Capital Corp.
           6.375%, 6/30/10.......... $1,120,523
                                     ----------
                                      7,632,573
                                     ----------
           Electric--10.7%
   805,000 Allegheny Energy Supply
           7.80%, 3/15/11...........    839,213
   385,000 Allegheny Energy Supply*
           8.25%, 4/15/12...........    410,988
   525,000 Aquila, Inc.
           9.95%, 2/01/11...........    593,573
   430,000 Aquila, Inc.*
           14.875%, 7/01/12.........    574,050
   170,000 CMS Energy Corp.
           9.875%, 10/15/07.........    177,650
   200,000 CMS Energy Corp.
           8.90%, 7/15/08...........    209,000
   235,000 FirstEnergy Corp.
           Series C
           7.375%, 11/15/31.........    252,869
   376,760 FPL Energy National Wind*
           6.125%, 3/25/19..........    365,620
   158,400 FPL Energy Wind Funding
           LLC*
           6.876%, 6/27/17..........    158,994
   688,380 Homer City Funding LLC
           8.734%, 10/01/26.........    767,544
   340,000 Ipalco Enterprises, Inc.
           8.375%, 11/14/08.........    351,050
   140,000 Midwest Generation LLC
           8.75%, 5/01/34...........    149,100
   200,000 Midwest Generation LLC
           Series A
           8.30%, 7/02/09...........    203,125

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$1,481,819 Midwest Generation LLC
           Series B
           8.56%, 1/02/16............ $1,556,836
 1,150,000 Mirant Americas Generation
           LLC
           8.30%, 5/01/11............  1,141,375
   830,000 Mirant North America LLC*
           7.375%, 12/31/13..........    805,100
   190,000 MSW Energy Holdings II
           LLC, Series B
           7.375%, 9/01/10...........    190,950
   310,000 MSW Energy Holdings LLC
           8.50%, 9/01/10............    320,850
 1,090,000 Nevada Power Co.
           8.25%, 6/01/11............  1,170,574
    50,000 Nevada Power Co.
           9.00%, 8/15/13............     54,367
    55,000 Nevada Power Co.
           Series L
           5.875%, 1/15/15...........     52,434
 1,520,000 NRG Energy, Inc.
           7.375%, 2/01/16...........  1,485,800
 1,370,000 PSEG Energy Holdings LLC
           8.625%, 2/15/08...........  1,411,100
   810,000 PSEG Energy Holdings LLC
           10.00%, 10/01/09..........    878,850
 1,085,000 Reliant Energy, Inc.
           9.25%, 7/15/10............  1,090,425
   650,000 Reliant Energy, Inc.
           9.50%, 7/15/13............    656,500
   304,000 Sierra Pacific Resources
           7.803%, 6/15/12...........    309,762
   475,000 Sithe/Independence Funding
           Corp., Series A
           9.00%, 12/30/13               513,227

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                        Value
----------                                  -----------
           Corporate Bonds (Continued)
$  525,000 TECO Energy, Inc.
           7.20%, 5/01/11.................. $   530,906
   197,052 Tenaska Alabama Partners
           LP*
           7.00%, 6/30/21..................     193,035
 1,760,000 The AES Corp.*
           8.75%, 5/15/13(a)...............   1,892,000
 1,115,000 TXU Corp.
           Series O
           4.80%, 11/15/09.................   1,066,337
                                            -----------
                                             20,373,204
                                            -----------
           Electrical Components & Equipment--0.4%
   530,000 General Cable Corp.
           9.50%, 11/15/10.................     564,450
   175,000 Legrand SA (France)
           8.50%, 2/15/25..................     200,813
                                            -----------
                                                765,263
                                            -----------
           Electronics--1.1%
 1,625,000 Fisher Scientific International,
           Inc., Series WI
           6.75%, 8/15/14                     1,627,031
   425,000 Fisher Scientific International,
           Inc.
           6.125%, 7/01/15.................     411,719
                                            -----------
                                              2,038,750
                                            -----------
           Energy-Alternate Sources--0.1%
   157,102 Salton SEA Funding Corp.
           Series C
           7.84%, 5/30/10..................     161,830
                                            -----------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Entertainment--0.8%
$  645,000 Capitol Records, Inc.*
           8.375%, 8/15/09............... $  678,056
   685,000 Warner Music Group
           7.375%, 4/15/14...............    667,875
   265,000 WMG Holdings Corp.
           Series WI
           9.50%, 12/15/14(b)............    192,125
                                          ----------
                                           1,538,056
                                          ----------
           Environmental Control--1.1%
   325,000 Allied Waste North America,
           Inc., Series B
           8.50%, 12/01/08                   338,000
   305,000 Allied Waste North America,
           Inc.
           6.375%, 4/15/11...............    294,325
 1,030,000 Allied Waste North America,
           Inc.*
           7.125%, 5/15/16...............    975,925
   440,000 Casella Waste Systems, Inc.
           9.75%, 2/01/13................    464,200
                                          ----------
                                           2,072,450
                                          ----------
           Food--3.1%
   450,000 Chiquita Brands International,
           Inc.
           8.875%, 12/01/15..............    400,500
   685,000 Dean Foods Co.
           8.15%, 8/01/07................    695,275
 1,160,000 Del Monte Corp.
           8.625%, 12/15/12..............  1,200,599
   615,000 Delhaize America, Inc.
           8.125%, 4/15/11...............    649,861

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  665,000 Delhaize America, Inc.
           9.00%, 4/15/31............ $  732,571
   765,000 Pinnacle Foods Holding
           Corp.
           8.25%, 12/01/13...........    755,437
   675,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09...........    685,125
   665,000 Stater Brothers Holdings
           8.125%, 6/15/12...........    660,013
   155,000 Swift & Co.
           10.125%, 10/01/09.........    158,488
                                      ----------
                                       5,937,869
                                      ----------
           Forest Products & Paper--1.2%
    55,000 Boise Cascade LLC
           7.125%, 10/15/14..........     48,950
   140,000 Boise Cascade LLC
           7.94%, 10/15/12 FRN.......    140,000
 1,105,000 Georgia-Pacific Corp.
           8.125%, 5/15/11...........  1,105,000
   955,000 Georgia-Pacific Corp.
           9.50%, 12/01/11...........  1,002,750
                                      ----------
                                       2,296,700
                                      ----------
           Healthcare-Services--3.3%
   380,000 Coventry Health Care, Inc.
           8.125%, 2/15/12...........    394,725
   330,000 Coventry Health Care, Inc.
           6.125%, 1/15/15...........    315,385
   825,000 HCA, Inc.
           5.50%, 12/01/09...........    799,142
 1,135,000 HCA, Inc.
           7.875%, 2/01/11...........  1,165,114

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  525,000 HCA, Inc.
           7.50%, 11/15/95........... $  437,701
   120,000 Tenet Healthcare Corp.
           9.875%, 7/01/14...........    120,600
   575,000 Tenet Healthcare Corp.*
           9.50%, 2/01/15............    566,375
 2,350,000 Triad Hospitals, Inc.
           7.00%, 5/15/12............  2,350,000
   210,000 US Oncology, Inc.
           9.00%, 8/15/12............    219,450
                                      ----------
                                       6,368,492
                                      ----------
           Holding Companies-Diversified--0.9%
   540,000 Leucadia National Corp.
           7.00%, 8/15/13............    526,500
   150,000 Leucadia National Corp.
           8.65%, 1/15/27............    153,000
 1,040,000 Nell AF SARL
           (Luxembourg)*
           8.375%, 8/15/15...........  1,004,900
                                      ----------
                                       1,684,400
                                      ----------
           Insurance--0.5%
   125,000 Crum & Forster Holdings
           Corp.
           10.375%, 6/15/13..........    127,813
   235,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.375%, 4/15/18...........    196,225
   295,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 4/26/12............    258,125
   310,000 Markel Capital Trust I
           Series B
           8.71%, 1/01/46............    321,737

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$   77,000 UnumProvident Corp.
           7.625%, 3/01/11............. $   80,311
                                        ----------
                                           984,211
                                        ----------
           Leisure Time--0.3%
   290,000 Royal Caribbean Cruises Ltd.
           (Liberia)
           8.75%, 2/02/11..............    313,213
   310,000 Royal Caribbean Cruises Ltd.
           (Liberia)
           6.875%, 12/01/13............    305,314
                                        ----------
                                           618,527
                                        ----------
           Lodging--6.5%
   515,000 Aztar Corp.
           9.00%, 8/15/11..............    542,038
 1,060,000 Boyd Gaming Corp.
           8.75%, 4/15/12..............  1,115,649
    55,000 Boyd Gaming Corp.
           7.75%, 12/15/12.............     55,756
   805,000 Caesars Entertainment, Inc.
           8.875%, 9/15/08.............    847,263
   145,000 Caesars Entertainment, Inc.
           7.875%, 3/15/10.............    151,163
   900,000 Caesars Entertainment, Inc.
           8.125%, 5/15/11.............    952,875
   325,000 Chumash Casino & Resort
           Enterprise*
           9.52%, 7/15/10(a)...........    340,844
    95,000 Gaylord Entertainment Co.
           8.00%, 11/15/13.............     95,356
   170,000 Gaylord Entertainment Co.
           6.75%, 11/15/14.............    160,225

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$  925,000 Harrah's Operating Co., Inc.
           6.50%, 6/01/16.............. $   902,923
   665,000 Hilton Hotels Corp.
           8.25%, 2/15/11..............     700,351
   695,000 Isle of Capri Casinos, Inc.
           9.00%, 3/15/12..............     728,881
   995,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07.............   1,036,043
   135,000 Mandalay Resort Group
           9.50%, 8/01/08..............     143,438
   885,000 MGM Mirage
           9.75%, 6/01/07..............     913,763
 2,090,000 MGM Mirage
           8.50%, 9/15/10..............   2,181,437
   470,000 MGM Mirage
           6.625%, 7/15/15.............     440,625
   475,000 MGM Mirage*
           6.875%, 4/01/16.............     445,906
    25,000 Mohegan Tribal Gaming
           Authority
           6.125%, 2/15/13.............      23,656
   190,000 Pokagon Gaming Authority*
           10.375%, 6/15/14............     197,363
   205,000 San Pasqual Casino*
           8.00%, 9/15/13..............     205,513
   210,000 Wynn Las Vegas LLC
           6.625%, 12/01/14............     198,975
                                        -----------
                                         12,380,043
                                        -----------
           Machinery-Diversified--0.8%
   680,000 Case New Holland, Inc.
           9.25%, 8/01/11..............     719,100
   345,000 Case New Holland, Inc.*
           7.125%, 3/01/14.............     331,200

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  390,000 Chart Industries, Inc.*
           9.125%, 10/15/15........... $  399,750
                                       ----------
                                        1,450,050
                                       ----------
           Media--12.0%
   560,000 Block Communications, Inc.*
           8.25%, 12/15/15............    540,400
   169,168 CanWest Media, Inc.
           (Canada)
           8.00%, 9/15/12.............    168,322
   115,000 Clear Channel
           Communications, Inc.
           7.65%, 9/15/10.............    120,046
   315,000 Clear Channel
           Communications, Inc.
           6.25%, 3/15/11.............    309,644
   785,000 CSC Holdings, Inc.
           7.25%, 7/15/08.............    789,906
   490,000 CSC Holdings, Inc.
           Series B
           8.125%, 7/15/09............    501,025
    90,000 CSC Holdings, Inc.
           Series B
           8.125%, 8/15/09............     92,025
    85,000 Dex Media, Inc.
           0.00%/9.00%,
           11/15/13(b)................     72,038
 1,355,000 Dex Media East LLC
           9.875%, 11/15/09...........  1,439,688
   285,000 Dex Media East LLC
           12.125%, 11/15/12..........    321,338
   340,000 Dex Media West LLC
           Series B
           9.875%, 8/15/13............    370,173

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$1,170,000 DirecTV Holdings/Finance
           Co.
           8.375%, 3/15/13............ $1,231,425
 4,305,000 EchoStar DBS Corp.*
           7.125%, 2/01/16............  4,165,087
   200,000 Gray Television, Inc.
           9.25%, 12/15/11............    209,000
 1,445,000 Kabel Deutschland GmbH
           (Germany)*
           10.625%, 7/01/14...........  1,531,700
   640,000 Liberty Media Corp.
           8.25%, 2/01/30.............    615,768
   800,000 LIN Television Corp.
           6.50%, 5/15/13.............    734,000
   325,000 LIN Television Corp.
           Series B
           6.50%, 5/15/13.............    298,188
   655,000 Mediacom Broadband LLC
           8.50%, 10/15/15............    632,075
   205,000 Mediacom LLC
           9.50%, 1/15/13.............    205,000
   445,000 Morris Publishing Group LLC
           7.00%, 8/01/13.............    424,975
   440,000 Quebecor Media, Inc.
           (Canada)*
           7.75%, 3/15/16.............    433,400
   600,000 Radio One, Inc.
           Series B
           8.875%, 7/01/11............    624,750
   442,000 Rainbow National Services
           LLC*
           8.75%, 9/01/12.............    466,310

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$  885,000 Rainbow National Services
           LLC*
           10.375%, 9/01/14.............. $   984,563
 1,540,000 Rogers Cable, Inc. (Canada)
           7.875%, 5/01/12...............   1,582,350
   185,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32................     200,263
 1,100,000 Sinclair Broadcast Group, Inc.
           8.75%, 12/15/11...............   1,155,000
   765,000 Sinclair Broadcast Group, Inc.
           8.00%, 3/15/12................     780,300
 1,870,000 Viacom, Inc.*
           6.25%, 4/30/16................   1,818,572
                                          -----------
                                           22,817,331
                                          -----------
           Miscellaneous Manufacturing--0.4%
   320,000 Koppers, Inc.
           9.875%, 10/15/13..............     344,800
   385,000 Samsonite Corp.
           8.875%, 6/01/11...............     401,363
                                          -----------
                                              746,163
                                          -----------
           Office & Business Equipment--0.8%
 1,200,000 Xerox Corp.
           9.75%, 1/15/09................   1,287,000
   145,000 Xerox Corp.
           6.875%, 8/15/11...............     144,819
                                          -----------
                                            1,431,819
                                          -----------
           Oil & Gas--7.2%
 1,370,000 Chesapeake Energy Corp.
           7.50%, 9/15/13................   1,380,275
 2,725,000 Chesapeake Energy Corp.
           7.50%, 6/15/14................   2,731,812

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  815,000 Chesapeake Energy Corp.
           6.50%, 8/15/17............... $  747,763
   710,000 Compton Petroleum Finance
           Corp. (Canada)
           7.625%, 12/01/13.............    681,600
    80,000 Encore Acquisition Co.
           7.25%, 12/01/17..............     77,200
   685,000 Enterprise Products Operating
           LP
           7.50%, 2/01/11...............    719,506
 1,935,000 Enterprise Products Operating
           LP, Sr. Notes
           Series B
           5.60%, 10/15/14..............  1,834,741
   180,000 Enterprise Products Operating
           LP, Series B
           6.65%, 10/15/34..............    171,307
   680,000 Forest Oil Corp.
           8.00%, 6/15/08...............    697,850
   505,000 Forest Oil Corp.
           8.00%, 12/15/11..............    518,888
   670,000 Kerr-McGee Corp.
           6.95%, 7/01/24...............    676,830
   440,000 PetroHawk Energy Corp.*
           9.125%, 7/15/13..............    440,000
   735,000 Pioneer Natural Resources
           Co.
           5.875%, 7/15/16..............    672,937
   350,000 Pioneer Natural Resource
           Co.
           6.875%, 5/01/18..............    339,012
   445,000 Premcor Refining Group,
           Inc.
           9.25%, 2/01/10...............    473,764

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                  Value
---------                             -----------
          Corporate Bonds (Continued)
$420,000  Quicksilver Resources, Inc.
          7.125%, 4/01/16............ $   395,850
 665,000  Tesoro Corp.*
          6.625%, 11/01/15...........     633,413
 460,000  Western Oil Sands, Inc.
          (Canada)
          8.375%, 5/01/12............     491,050
                                      -----------
                                       13,683,798
                                      -----------
          Oil & Gas Services--0.7%
 250,000  Compagnie Generale De
          Geophysique SA (France)
          7.50%, 5/15/15.............     245,625
 150,000  Compagnie Generale De
          Geophysique SA (France)*
          7.50%, 5/15/15.............     147,375
  15,000  Hanover Compressor Co.
          8.625%, 12/15/10...........      15,600
 195,000  Hanover Compressor Co.
          7.50%, 4/15/13.............     192,075
 234,000  Hanover Equipment Trust
          2001, Series A
          8.50%, 9/01/08.............     241,020
 410,000  Hanover Equipment Trust II
          2001, Series B
          8.75%, 9/01/11.............     424,350
                                      -----------
                                        1,266,045
                                      -----------
          Packaging & Containers--1.5%
 539,000  Ball Corp.
          6.875%, 12/15/12...........     530,915
 430,000  Crown Americas LLC*
          7.625%, 11/15/13...........     424,625
  80,000  Crown Cork & Seal Co., Inc.
          8.00%, 4/15/23.............      74,200

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$   35,000 Crown Cork & Seal Co., Inc.
           7.375%, 12/15/26........... $   30,888
   300,000 Owens-Brockway Glass
           Container, Inc.
           8.875%, 2/15/09............    310,500
   855,000 Owens-Brockway Glass
           Container, Inc.
           8.75%, 11/15/12............    894,543
   530,000 Silgan Holdings, Inc.
           6.75%, 11/15/13............    519,400
                                       ----------
                                        2,785,071
                                       ----------
           Pipelines--4.0%
   105,000 Atlas Pipeline Partners LP*
           8.125%, 12/15/15...........    105,131
   135,000 Colorado Interstate Gas Co.
           5.95%, 3/15/15.............    123,360
   540,000 Colorado Interstate Gas Co.
           6.80%, 11/15/15............    523,176
   170,000 Copano Energy LLC*
           8.125%, 3/01/16............    170,000
   595,000 El Paso Natural Gas Co.
           8.375%, 6/15/32............    635,831
 2,530,000 El Paso Natural Gas Co.
           Series A
           7.625%, 8/01/10............  2,586,926
   180,000 Tennessee Gas Pipeline Co.
           7.50%, 4/01/17.............    181,013
 1,860,000 Williams Cos., Inc.
           7.125%, 9/01/11............  1,869,300
   930,000 Williams Cos., Inc.
           8.125%, 3/15/12............    969,525
    85,000 Williams Cos., Inc.
           7.75%, 6/15/31.............     84,150

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$424,000  Williams Cos., Inc.
          8.75%, 3/15/32............. $  463,220
                                      ----------
                                       7,711,632
                                      ----------
          Real Estate--0.2%
 373,000  CB Richard Ellis Services,
          Inc.
          9.75%, 5/15/10.............    400,975
                                      ----------
          Real Estate Investment Trusts--1.8%
 710,000  Host Marriott LP
          Series G
          9.25%, 10/01/07............    735,737
 700,000  Host Marriott LP
          Series I
          9.50%, 1/15/07.............    721,000
 720,000  Omega Healthcare Investors,
          Inc.
          7.00%, 4/01/14.............    684,000
 295,000  Omega Healthcare Investors
          Inc., Series WI
          7.00%, 1/15/16.............    282,463
 430,000  The Rouse Co.
          8.00%, 4/30/09.............    446,441
 280,000  The Rouse Co.
          7.20%, 9/15/12.............    282,201
 195,000  Ventas Realty LP
          6.625%, 10/15/14...........    190,125
 135,000  Ventas Realty LP
          6.50%, 6/01/16.............    130,106
                                      ----------
                                       3,472,073
                                      ----------

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Retail--1.8%
$  980,000 Autonation, Inc.*
           7.04%, 4/15/13 FRN........... $  980,000
   300,000 Inergy LP/Inergy Finance
           Corp., Series WI
           8.25%, 3/01/16...............    304,500
    50,000 J.C. Penney Corp., Inc.
           8.00%, 3/01/10...............     53,312
   285,000 J.C. Penney Corp., Inc.
           9.00%, 8/01/12...............    327,055
   200,000 Rite Aid Corp.
           8.125%, 5/01/10..............    202,000
   300,000 Rite Aid Corp.
           9.50%, 2/15/11...............    312,750
   950,000 Rite Aid Corp.
           7.50%, 1/15/15...............    916,750
   280,000 United Auto Group, Inc.
           9.625%, 3/15/12..............    294,000
                                         ----------
                                          3,390,367
                                         ----------
           Semiconductors--1.9%
 1,317,000 Advanced Micro Devices,
           Inc.
           7.75%, 11/01/12..............  1,346,633
   890,000 Avago Technologies Finance
           (Singapore)*
           10.125%, 12/01/13............    941,175
   260,000 Avago Technologies Finance
           (Singapore)*
           10.73%, 6/01/13 FRN..........    273,650
   265,000 Freescale Semiconductor, Inc.
           7.82%, 7/15/09 FRN...........    270,300

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  785,000 Freescale Semiconductor, Inc.
           6.875%, 7/15/11.............. $  792,850
                                         ----------
                                          3,624,608
                                         ----------
           Telecommunications--12.4%
 2,390,000 Citizens Communications
           Co.
           9.25%, 5/15/11...............  2,581,199
   525,000 Citizens Communications
           Co.
           9.00%, 8/15/31...............    534,188
   430,000 Embarq Corp.
           6.74%, 6/01/13...............    429,284
 2,440,000 Embarq Corp.
           8.00%, 6/01/36...............  2,459,426
   670,000 GCI, Inc.
           7.25%, 2/15/14...............    649,900
   622,000 Inmarsat Finance PLC (Great
           Britain)
           7.625%, 6/30/12..............    640,660
   835,000 Inmarsat Finance PLC (Great
           Britain)
           10.375%, 11/15/12(a).........    714,969
 1,630,000 Intelsat Subsidiary Holding
           Co. Ltd. (Bermuda)
           8.25%, 1/15/13...............  1,625,924
   325,000 Intelsat Subsidiary Holding
           Co., Ltd. (Bermuda)
           9.61%, 1/15/12 FRN...........    329,875
 1,200,000 Nordic Telephone Co.
           Holdings ApS (Denmark)
           8.875%, 5/01/16..............  1,239,000
 1,165,000 NTL Cable PLC
           (Great Britain)
           8.75%, 4/15/14...............  1,162,088

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  520,000 PanAmSat Corp.
           6.375%, 1/15/08............. $  520,000
 1,072,000 PanAmSat Corp.
           9.00%, 8/15/14..............  1,093,440
   375,000 PanAmSat Corp.
           10.375%, 11/01/14(b)........    279,071
   720,000 PanAmSat Corp.*
           9.00%, 6/15/16..............    734,400
   385,000 Qwest Communications
           International, Inc.
           8.67%, 2/15/09..............    394,144
   215,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11 FRN..........    209,625
 1,255,000 Qwest Corp.
           7.875%, 9/01/11.............  1,276,963
    90,000 Qwest Corp.
           8.875%, 3/15/12.............     95,400
   500,000 Qwest Corp.
           8.58%, 6/15/13 FRN..........    531,250
   355,000 Qwest Corp.
           7.625%, 6/15/15.............    352,338
   410,000 Qwest Corp.
           8.875%, 6/01/31.............    429,475
   155,000 Rogers Cantel, Inc. (Canada)
           7.50%, 3/15/15..............    157,325
   325,000 Rogers Cantel, Inc. (Canada)
           9.75%, 6/01/16..............    376,188
   380,000 Rogers Wireless, Inc.
           (Canada)
           7.25%, 12/15/12.............    384,750
 1,530,000 Rogers Wireless, Inc.
           (Canada)
           6.375%, 3/01/14.............  1,464,974

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                               Value
----------                         ------------
           Corporate Bonds (Continued)
$  170,000 Rogers Wireless, Inc.
           (Canada)
           8.45%, 12/15/10 FRN.... $    175,738
   905,000 Rogers Wireless, Inc.
           (Canada)
           9.625%, 5/01/11........      995,500
   345,000 Valor Telecommunication
           Enterprises LLC
           7.75%, 2/15/15.........      357,938
 1,450,000 Windstream Corp.*
           8.625%, 8/01/16........    1,489,874
                                   ------------
                                     23,684,906
                                   ------------
           Transportation--0.3%
   560,000 CHC Helicopter Corp.
           (Canada)
           7.375%, 5/01/14........      540,400
                                   ------------
           Total Corporate Bonds
           (Cost $185,752,202)....  181,504,695
                                   ------------
           Trust Preferred Bond--0.4%
           Insurance--0.4%
   840,000 AFC Capital Trust I
           Series B
           8.207%, 2/03/27
           (Cost $846,157)........      844,774
                                   ------------

 Number
Of Shares                                     Value
---------                                  ------------
          Money Market Fund--2.4%
4,617,678 BNY Hamilton Money Fund
          (Institutional Shares), 5.06%(c)
          (Cost $4,617,678)............... $  4,617,678
                                           ------------
          Total Investments
          (Cost $191,216,037)(d)--
          98.1%...........................  186,967,147
          Other assets less
          liabilities--1.9%...............    3,588,204
                                           ------------
          Net Assets--100.0%.............. $190,555,351
                                           ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at June 30, 2006.
(a)Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2006.
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day yield at June 30, 2006.
(d)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $4,248,890 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $482,634 and aggregate gross unrealized depreciation of $4,731,524.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

        Assets:
          Non-affiliated investments at market value,
           (Cost $186,598,359)........................... $182,349,469
          Affiliated investments at market value,
           (Cost $4,617,678).............................    4,617,678
          Receivables:
           Investments sold..............................    5,317,861
           Interest......................................    3,743,892
           Capital stock sold............................       91,254
          Other assets...................................       24,862
                                                          ------------
           Total Assets..................................  196,145,016
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................    4,573,626
           Capital stock repurchased.....................      471,665
           Dividends.....................................      367,209
           Services provided by The Bank of
            New York.....................................       42,431
          Accrued expenses and other liabilities.........      134,734
                                                          ------------
           Total Liabilities.............................    5,589,665
                                                          ------------
        Net Assets:...................................... $190,555,351
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     20,021
          Paid in capital................................  202,183,864
          Accumulated distributions in excess of net
           investment income.............................   (2,429,594)
          Accumulated net realized loss on
           investments...................................   (4,970,050)
          Net unrealized depreciation on
           investments...................................   (4,248,890)
                                                          ------------
        Net Assets....................................... $190,555,351
                                                          ------------
        Class A Shares:
          Net assets..................................... $    882,819
                                                          ------------
          Shares outstanding.............................       92,827
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.51
          Maximum sales charge--4.25% of public
           offering price................................         0.42
                                                          ------------
          Maximum offering price......................... $       9.93
                                                          ------------
        Institutional Shares:
          Net Assets..................................... $189,672,532
                                                          ------------
          Shares outstanding.............................   19,928,021
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.52
                                                          ------------
        Class A Shares authorized @ $0.001 par
         value...........................................  200,000,000
        Institutional Shares authorized @ $0.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)


           Investment Income:
             Interest.................................. $ 6,203,056
             Interest from affiliated fund.............      90,547
                                                        -----------
              Total Income.............................   6,293,603
                                                        -----------
           Expenses:
             Advisory..................................     522,095
             Administration............................      94,501
             Transfer agent............................      49,593
             Directors.................................      12,813
             Custodian.................................      12,695
             Reports to shareholders...................      10,811
             Registration and filings..................      10,421
             Audit.....................................       7,578
             Legal.....................................       4,387
             Insurance.................................       2,813
             12b-1 fee--Class A Shares.................       1,533
             Cash management...........................       1,172
             Other.....................................      22,307
                                                        -----------
              Total Expenses...........................     752,719
             Earnings credit adjustment (Note 3).......      (2,665)
                                                        -----------
              Net Expenses.............................     750,054
                                                        -----------
              Net Investment Income....................   5,543,549
                                                        -----------
           Realized and Unrealized Loss
            on Investments:
             Net realized loss on investments..........  (1,775,756)
             Decrease in unrealized appreciation/
              depreciation on investments..............  (4,213,426)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (5,989,182)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $  (445,633)
                                                        -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statements of Changes in Net Assets


                                                                                              Six Months Ended
                                                                                               June 30, 2006      Year Ended
                                                                                                (Unaudited)    December 31, 2005
                                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................................   $  5,543,549     $ 10,113,852
  Net realized loss on investments...........................................................     (1,775,756)      (2,276,217)
  Decrease in unrealized appreciation/depreciation on investments............................     (4,213,426)      (4,369,391)
                                                                                                ------------     ------------
   Net increase (decrease) in net assets resulting from operations...........................       (445,633)       3,468,244
                                                                                                ------------     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................        (39,270)         (76,190)
                        Class C Shares.......................................................             --             (960)
                        Institutional Shares.................................................     (6,285,994)     (11,654,172)
  Dividends from capital gains: Class A Shares...............................................             --           (3,579)
                   Institutional Shares......................................................             --         (535,881)
                                                                                                ------------     ------------
                                                                                                  (6,325,264)     (12,270,782)
                                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................          3,521          366,341
                     Class C Shares..........................................................             --           37,546
                     Institutional Shares....................................................     39,551,688       80,249,625
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................         10,921           28,199
                   Class C Shares............................................................             --              877
                   Institutional Shares......................................................        775,150        2,143,925
  Value of capital stock repurchased: Class A Shares.........................................       (421,234)        (120,995)
                     Class C Shares..........................................................             --          (75,092)
                     Institutional Shares....................................................    (27,132,297)     (57,029,190)
                                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......................     12,787,749       25,601,236
                                                                                                ------------     ------------
   Increase in Net Assets....................................................................      6,016,852       16,798,698
Net Assets:
   Beginning of year.........................................................................    184,538,499      167,739,801
                                                                                                ------------     ------------
   End of period.............................................................................   $190,555,351     $184,538,499
                                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................            360           36,623
         Class C Shares......................................................................             --            3,739
         Institutional Shares................................................................      4,044,614        7,977,433
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................          1,122            2,814
             Class C Shares..................................................................             --               87
             Institutional Shares............................................................         79,662          213,808
  Shares repurchased: Class A Shares.........................................................        (43,783)         (11,988)
             Class C Shares..................................................................             --           (7,479)
             Institutional Shares............................................................     (2,780,350)      (5,696,262)
                                                                                                ------------     ------------
   Net increase..............................................................................      1,301,625        2,518,775
  Shares outstanding, beginning of year......................................................     18,719,223       16,200,448
                                                                                                ------------     ------------
  Shares outstanding, end of period..........................................................     20,020,848       18,719,223
                                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                               Class A Shares
                                           --------------------------------------------------------
                                                                                      For the period
                                           Six Months Ended Year Ended December 31,    May 1, 2003*
                                            June 30, 2006   ------------------           through
                                             (Unaudited)      2005        2004       December 31, 2003
                                           ---------------- ------    ------        ------------------
PER SHARE DATA:
Net asset value at beginning of period....      $ 9.86      $10.35    $10.23              $10.00
                                                ------       ------    ------             ------
Gain (loss) from investment operations
Net investment income/(a)/................        0.28        0.54      0.56                0.33
Net realized and unrealized gain (loss) on
  investments.............................       (0.32)      (0.36)     0.21                0.27
                                                ------       ------    ------             ------
 Total from investment operations.........       (0.04)       0.18      0.77                0.60
                                                ------       ------    ------             ------
Dividends and distributions
Dividends from net investment income......       (0.31)      (0.64)    (0.65)              (0.37)
Dividends from capital gains..............          --       (0.03)       --/(1)/             --
                                                ------       ------    ------             ------
 Total dividends and distributions........       (0.31)      (0.67)    (0.65)              (0.37)
                                                ------       ------    ------             ------
Net asset value at end of period..........      $ 9.51      $ 9.86    $10.35              $10.23
                                                ------       ------    ------             ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       (0.32)%      1.82%     7.80%               6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $  883      $1,332    $1,115              $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.04%**     1.06%     1.14%               1.14%**
 Expenses, prior to waiver from The
   Bank of New York.......................        1.04%**     1.06%     1.23%               1.49%**
 Net investment income, net of waiver
   from The Bank of New York..............        5.58%**     5.45%     5.49%               5.60%**
Portfolio turnover rate...................          53%         88%       72%                 42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                 Class C Shares
                                                       -----------------------------
                                                        For the period   For the period
                                                            ended        July 27, 2004*
                                                       June 14, 2005***      through
                                                         (Unaudited)    December 31, 2004
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.36           $10.08
                                                            ------           ------
Gain (loss) from investment operations
Net investment income/(a)/............................        0.22             0.21
Net realized and unrealized gain (loss) on investments       (0.27)            0.30
                                                            ------           ------
 Total from investment operations.....................       (0.05)            0.51
                                                            ------           ------
Dividends and distributions
Dividends from net investment income..................       (0.27)           (0.23)
Distributions from capital gains......................          --               --/(1)/
                                                            ------           ------
 Total dividends and distributions....................       (0.27)           (0.23)
                                                            ------           ------
Net asset value at end of period......................      $10.04           $10.36
                                                            ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.       (0.58)%           5.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   38           $   38
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.82%**          1.89%**
 Expenses, prior to waiver from The Bank of New York..        1.82%**          1.90%**
 Net investment income, net of waiver from The Bank of
   New York...........................................        4.68%**          4.72%**
Portfolio turnover rate...............................          37%              72%

*  Commencement of offering of shares.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                              Institutional Shares
                                           --------------------------------------------------------
                                                                                      For the period
                                           Six Months Ended Year Ended December 31,    May 1, 2003*
                                            June 30, 2006   ------------------           through
                                             (Unaudited)       2005        2004      December 31, 2003
                                           ---------------- --------  --------      ------------------
PER SHARE DATA:
Net asset value at beginning of period....     $   9.86     $  10.35  $  10.23           $  10.00
                                               --------     --------  --------           --------
Gain (loss) from investment operations
Net investment income/(a)/................         0.28         0.57      0.59               0.36
Net realized and unrealized gain (loss) on
  investments.............................        (0.30)       (0.37)     0.20               0.25
                                               --------     --------  --------           --------
 Total from investment operations.........        (0.02)        0.20      0.79               0.61
                                               --------     --------  --------           --------
Dividends and distributions
Dividends from net investment income......        (0.32)       (0.66)    (0.67)             (0.38)
Dividends from capital gains..............           --        (0.03)       --/(1)/            --
                                               --------     --------  --------           --------
 Total dividends and distributions........        (0.32)       (0.69)    (0.67)             (0.38)
                                               --------     --------  --------           --------
Net asset value at end of period..........     $   9.52     $   9.86  $  10.35           $  10.23
                                               --------     --------  --------           --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................        (0.19)%       2.08%     8.08%              6.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $189,672     $183,206  $166,587           $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................         0.79%**      0.81%     0.89%              0.89%**
 Expenses, prior to waiver from The
   Bank of New York.......................         0.79%**      0.81%     0.96%              1.22%**
 Net investment income, net of waiver
   from The Bank of New York..............         5.87%**      5.70%     5.75%              5.69%**
Portfolio turnover rate...................           53%          88%       72%                42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies &
           Obligations--49.6%
           Federal Home Loan Mortgage Corp.--10.2%
$9,500,000 5.75%, 4/15/08.......... $ 9,541,734
 2,200,000 6.25%, 7/15/32..........   2,388,298
                                    -----------
                                     11,930,032
                                    -----------
           Federal National Mortgage
           Association--8.9%
 6,050,000 4.375%, 3/15/13.........   5,670,122
   725,000 5.125%, 1/02/14.........     695,801
 2,375,000 6.25%, 5/15/29..........   2,568,479
 1,300,000 6.625%, 11/15/30........   1,472,121
                                    -----------
                                     10,406,523
                                    -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38..........     700,706
                                    -----------
           United States Treasury Bonds--5.2%
 3,750,000 7.25%, 5/15/16..........   4,342,091
 1,175,000 6.125%, 11/15/27........   1,298,283
   500,000 5.25%, 2/15/29..........     497,813
                                    -----------
                                      6,138,187
                                    -----------
           United States Treasury Notes--24.7%
 3,025,000 6.625%, 5/15/07.........   3,057,731
 2,950,000 2.75%, 8/15/07..........   2,870,028
 1,600,000 4.75%, 11/15/08.........   1,585,688
 7,950,000 5.75%, 8/15/10..........   8,145,331
 8,625,000 5.00%, 8/15/11..........   8,599,055
 1,100,000 3.875%, 2/15/13.........   1,023,945
 3,950,000 4.25%, 8/15/15..........   3,695,873
                                    -----------
                                     28,977,651
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $59,246,567)......  58,153,099
                                    -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-Backed
          Securities--29.7%
          Federal Home Loan Mortgage Corp.--12.4%
$ 42,070  Gold Pool #M70034
          7.50%, 6/01/08.......... $ 42,679
  22,562  Gold Pool #E00227
          6.00%, 7/01/08..........   22,532
  62,344  Gold Pool #E49415
          6.50%, 7/01/08..........   62,621
   2,295  Pool #184275
          8.25%, 9/01/08..........    2,332
 112,692  Gold Pool #M80707
          5.50%, 10/01/08.........  111,929
   1,160  Pool #160062
          9.50%, 10/01/08.........    1,191
   1,286  Pool #160065
          9.50%, 11/01/08.........    1,320
   1,328  Pool #160066
          9.75%, 11/01/08.........    1,367
  13,113  Pool #251974
          8.50%, 4/01/09..........   13,229
  30,325  Pool #185964
          8.50%, 2/01/10..........   30,364
  21,165  Gold Pool #E20201
          7.50%, 10/01/10.........   21,717
  96,907  Gold Pool #G10439
          6.50%, 1/01/11..........   97,895
  16,975  Gold Pool #E00417
          7.00%, 2/01/11..........   17,319
  81,914  Gold Pool #G90011
          8.50%, 8/17/11..........   82,395
  49,779  Gold Pool #E00461
          7.50%, 12/01/11.........   51,313
 133,057  Gold Pool #C90017
          6.50%, 4/01/13..........  134,686

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$   70,974 Gold Pool #D90113
           6.50%, 6/01/13.... $   71,842
    39,768 Gold Pool #G11072
           7.50%, 12/01/15...     41,417
    44,754 Gold Pool #G30052
           7.50%, 6/01/16....     46,609
   628,562 Pool #420008
           4.87%, 1/01/17 FRN    625,617
   196,975 Gold Pool #50377
           6.50%, 1/01/17....    199,359
   108,739 Gold Pool #G30080
           7.50%, 8/01/17....    113,139
   281,007 Gold Pool #C90185
           7.50%, 9/01/17....    292,376
   152,523 Gold Pool #D92715
           6.00%, 11/01/18...    152,093
   793,665 Gold Pool #C90241
           6.50%, 12/01/18...    804,442
     5,719 Pool #555045
           8.00%, 5/01/19....      5,801
   770,149 Gold Pool #C90290
           7.00%, 8/01/19....    791,139
    32,870 Gold Pool #A01217
           8.50%, 4/01/20....     34,591
   623,589 Gold Pool #C90484
           6.00%, 10/01/21...    621,743
 1,519,865 Gold Pool #C90492
           6.00%, 11/01/21...  1,515,365
   498,461 Gold Pool #C90503
           6.00%, 12/01/21...    496,986
    56,173 Gold Pool #C00098
           8.00%, 2/01/22....     59,239

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$  117,553 Gold Pool #G80140
           7.00%, 12/17/22... $   120,452
    61,039 Gold Pool #D36389
           8.00%, 1/01/23....      64,300
    49,835 Gold Pool #G00356
           7.00%, 6/01/25....      51,163
    10,285 Gold Pool #D67014
           7.50%, 1/01/26....      10,678
   132,127 Gold Pool #G01480
           7.50%, 12/01/26...     137,173
   172,732 Gold Pool #C00490
           8.00%, 1/01/27....     182,599
    93,411 Gold Pool #C20273
           6.00%, 6/01/28....      92,469
    12,790 Gold Pool #C00664
           7.50%, 9/01/28....      13,273
     5,004 Pool #420171
           5.75%, 2/01/30 FRN       5,017
   215,925 Gold Pool #G01130
           8.00%, 2/01/30....     228,135
   195,208 Pool #789483
           5.64%, 6/01/32 FRN     198,637
   495,746 Gold Pool #C69955
           6.50%, 8/01/32....     500,406
 4,676,253 Gold Pool #A15088
           5.50%, 10/01/33...   4,511,312
 1,925,824 Gold Pool #A47056
           5.00%, 9/01/35....   1,799,927
                              -----------
                               14,482,188
                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                Value
----------                           ----------
           Mortgage-Backed
           Securities (Continued)
           Federal National Mortgage
           Association--14.1%
$   19,359 Pool #195152
           7.00%, 1/01/08........... $   19,416
    21,058 Pool #81860
           8.00%, 4/01/09...........     21,082
    48,017 Pool #278437
           7.50%, 5/01/09...........     48,870
    48,459 Pool #535630
           6.00%, 12/01/10..........     48,489
   184,840 Pool #406590
           6.25%, 11/01/12..........    186,425
   103,532 Pool #482513
           5.50%, 1/01/14...........    101,793
   223,090 Pool #535633
           5.50%, 12/01/14..........    219,343
   110,737 Pool #323956
           7.50%, 12/01/14..........    115,094
   709,685 Pool #535377
           8.00%, 6/01/15...........    744,660
   150,607 Pool #535634
           5.50%, 8/01/15...........    148,078
   642,039 Pool #6222
           9.00%, 4/01/16...........    665,472
   721,962 Pool #733886
           5.50%, 12/01/17..........    710,013
   647,815 Pool #711995
           4.00%, 9/01/18...........    598,820
 1,166,205 Pool #252210
           6.50%, 2/01/19...........  1,181,385
   133,634 Pool #252711
           7.00%, 9/01/19...........    137,401

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed
          Securities (Continued)
$294,761  Pool #86688
          4.91%, 10/01/19 FRN $293,978
 352,496  Pool #254044
          6.50%, 10/01/21....  356,742
 440,331  Pool #254232
          6.50%, 3/01/22.....  445,527
  27,409  Pool #124118
          9.00%, 3/01/22.....   29,505
 495,113  Pool #254354
          7.00%, 5/01/22.....  508,729
  19,466  Pool #159860
          7.50%, 6/01/22.....   20,162
 148,583  Pool #164906
          6.87%, 7/01/22.....  151,719
  44,198  Pool #50748
          7.50%, 6/01/23.....   45,807
 171,065  Pool # 255052
          4.00%, 11/01/23....  152,977
 136,714  Pool #334595
          7.50%, 11/01/23....  143,219
 126,161  Pool #326382
          7.00%, 3/01/24.....  129,198
 208,552  Pool #255232
          4.50%, 5/01/24.....  192,823
 150,129  Pool #300404
          7.00%, 5/01/24.....  153,949
   6,849  Pool #64195
          8.36%, 11/01/24 FRN    6,860
  65,594  Pool #70319
          7.84%, 12/01/24 FRN   68,629
 127,152  Pool #308497
          8.00%, 5/01/25.....  134,368

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                          Value
----------                     ----------
           Mortgage-Backed
           Securities (Continued)
$   23,047 Pool #320514
           6.50%, 9/01/25..... $   23,281
   455,178 Pool #335054
           6.00%, 1/01/26.....    453,290
   111,495 Pool #446431
           8.50%, 10/01/26....    119,158
   122,926 Pool #415330
           8.00%, 12/01/26....    129,719
   533,631 Pool #504474
           5.441%, 1/01/27 FRN    535,247
   100,868 Pool #496045
           8.00%, 1/01/28.....    106,353
    46,040 Pool #251498
           6.50%, 2/01/28.....     46,524
    38,971 Pool #403470
           6.00%, 5/01/28.....     38,869
    32,328 Pool #441759
           6.00%, 9/01/28.....     31,976
 1,191,582 Pool #252034
           7.00%, 9/01/28.....  1,231,008
   639,558 Pool #755598
           5.00%, 11/01/28....    600,742
    53,866 Pool #449154
           6.00%, 12/01/28....     53,280
    83,773 Pool #457916
           7.50%, 12/01/28....     87,936
   505,481 Pool #70849
           4.75%, 1/01/29 FRN.    511,414
   310,649 Pool #252334
           6.50%, 2/01/29.....    315,452
    78,820 Pool #252518
           7.00%, 5/01/29.....     81,447

Principal
 Amount                          Value
---------                     -----------
          Mortgage-Backed
          Securities (Continued)
$ 41,063  Pool #252570
          6.50%, 7/01/29..... $    41,481
  24,369  Pool #535182
          8.00%, 10/01/29....      25,962
 103,488  Pool #569042
          7.50%, 11/01/29....     107,312
  96,064  Pool #530528
          6.65%, 4/01/30 FRN.      97,428
 197,704  Pool #601649
          6.00%, 9/01/31.....     196,422
 684,548  Pool #606866
          5.99%, 10/01/31 FRN     684,120
 217,894  Pool #587839
          6.00%, 10/01/31....     215,397
 117,188  Pool #615519
          6.00%, 11/01/31....     115,845
 529,148  Pool #254484
          6.50%, 12/01/31....     534,576
  32,198  Pool #645256
          6.50%, 7/01/32.....      32,482
 429,330  Pool #743490
          4.00%, 10/01/33....     378,525
 264,749  Pool #776565
          4.00%, 4/01/34.....     233,358
 414,364  Pool #552466
          5.71%, 6/01/34 FRN.     412,214
 761,898  Pool #827804
          6.00%, 3/01/35.....     753,168
 668,544  Pool #555255
          6.18%, 4/01/40 FRN.     668,383
                              -----------
                               16,642,902
                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Mortgage-Backed
           Securities (Continued)
           Government National
           Mortgage Association--3.2%
$    1,082 Pool #14295
           8.00%, 1/15/07............ $    1,092
    43,092 Pool #367439
           5.50%, 12/15/08...........     42,759
    63,215 Pool #360837
           6.50%, 3/15/09............     63,743
   196,981 Pool #456880
           6.50%, 5/15/13............    200,366
    66,556 Pool #476328
           7.00%, 6/15/13............     68,634
    97,657 Pool #483935
           5.50%, 12/15/13...........     96,521
    65,870 Pool #2815
           6.00%, 9/20/14............     65,339
    73,205 Pool #3005
           7.50%, 11/20/15...........     76,274
    97,418 Pool #3018
           7.50%, 12/20/15...........    101,502
   433,801 Pool #569502
           5.00%, 1/15/17............    421,288
   107,498 Pool #583202
           5.50%, 3/15/17............    106,306
     3,262 Pool #204365
           9.00%, 3/15/17............      3,493
 1,066,959 Pool #781586
           4.50%, 4/15/18............  1,017,098
    70,635 Pool #247223
           9.00%, 4/15/18............     75,789
     1,250 Pool #177793
           9.50%, 5/15/19............      1,366

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed
          Securities (Continued)
$ 51,816  Pool #512821
          6.50%, 6/15/19...... $ 52,457
   2,451  Pool #284645
          8.50%, 2/15/20......    2,633
 269,102  Pool #3706
          4.50%, 5/20/20......  255,565
 277,630  Pool #304288
          7.68%, 1/15/22......  291,286
  30,982  Pool #8061
          5.125%, 10/20/22 FRN   30,825
   3,277  Pool #319650
          7.00%, 11/15/22.....    3,378
  41,958  Pool #356770
          7.50%, 4/15/23......   43,870
   7,200  Pool #350532
          6.50%, 6/15/23......    7,303
 108,005  Pool #351405
          6.50%, 1/15/24......  109,575
   9,744  Pool #359470
          7.00%, 1/15/24......   10,054
  22,490  Pool #376445
          6.50%, 4/15/24......   22,817
   7,353  Pool #386348
          7.50%, 6/15/24......    7,693
 142,962  Pool #780035
          6.50%, 7/15/24......  145,040
 125,759  Pool #2080
          7.50%, 9/20/25......  130,775
  57,166  Pool #780459
          7.00%, 11/15/26.....   59,032
  51,331  Pool #2345
          8.50%, 12/20/26.....   54,895

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed
           Securities (Continued)
$   13,325 Pool #464704
           8.00%, 7/15/28.......... $    14,156
    53,753 Pool #564751
           6.00%, 8/15/31..........      53,405
    78,417 Pool #3330
           4.50%, 12/20/32.........      71,367
                                    -----------
                                      3,707,696
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $35,687,782)......  34,832,786
                                    -----------
           Collateralized Mortgage
           Obligations--6.6%
           Federal Home Loan Mortgage Corp.--1.6%
    19,593 Series 1176-H
           8.00%, 12/15/06.........      19,583
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23..........   1,171,765
   557,938 Series 1602-H
           6.50%, 10/15/23.........     544,842
    99,293 Series 2123-PE
           6.00%, 12/15/27.........      99,353
                                    -----------
                                      1,835,543
                                    -----------
           Federal National Mortgage
           Association--4.9%
   304,889 Series 1988-15A
           9.00%, 6/25/18..........     321,542
   210,748 Series 1992-136PK
           6.00%, 8/25/22..........     211,035
    49,847 Series 1992-172M
           7.00%, 9/25/22..........      51,088
   818,996 Series 1993-149M
           7.00%, 8/25/23..........     842,159

 Principal
  Amount                                  Value
-----------                            ------------
            Collateralized Mortgage
            Obligations (Continued)
$ 2,866,374 Series 1993-178PK
            6.50%, 9/25/23............ $  2,914,185
  1,242,000 Series 1993-203PL
            6.50%, 10/25/23...........    1,255,683
     42,797 Series 1993-253H PO
            0.00%, 11/25/23...........       34,622
    197,708 Series 1993-255E
            7.10%, 12/25/23...........      204,367
                                       ------------
                                          5,834,681
                                       ------------
            Government National
            Mortgage Association--0.1%
     96,176 Series 1999-13PC
            6.00%, 3/20/28............       96,091
                                       ------------
            Total Collateralized
            Mortgage Obligations
            (Cost $7,749,136).........    7,766,315
                                       ------------
 Number of
  Shares
-----------
            Money Market Fund--13.3%
 15,593,425 BNY Hamilton Treasury
            Money Fund
            (Institutional Shares)
            4.77%(a)
            (Cost $15,593,425)........   15,593,425
                                       ------------
            Total Investments
            (Cost $118,276,910)(b)--
            99.2%.....................  116,345,625
            Other assets less
            liabilities--0.8%.........      915,877
                                       ------------
            Net Assets--100.0%........ $117,261,502
                                       ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2006 (Unaudited)


FRNFloating rate note. Coupon shown was in effect at June 30, 2006.
   Maturity date represents ultimate maturity.
PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $1,931,285 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $666,178 and aggregate gross unrealized depreciation of $2,597,463.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)


        Assets:
          Non-affiliated investments at market value,
           (Cost $102,683,485)........................... $100,752,200
          Affiliated investments at market value,
           (Cost $15,593,425)............................   15,593,425
          Receivables:
           Interest......................................    1,140,914
           Capital stock sold............................      125,525
           Investments sold..............................       30,370
          Other assets...................................       13,931
                                                          ------------
           Total Assets..................................  117,656,365
                                                          ------------
        Liabilities:
          Payables:
           Dividends.....................................      156,784
           Capital stock repurchased.....................      131,912
           Services provided by The Bank of
            New York.....................................       50,707
           Investments purchased.........................        1,680
          Accrued expenses and other liabilities.........       53,780
                                                          ------------
           Total Liabilities.............................      394,863
                                                          ------------
        Net Assets:...................................... $117,261,502
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     12,143
          Paid in capital................................  122,133,603
          Accumulated distributions in excess of net
           investment income.............................   (2,229,542)
          Accumulated net realized loss on
           investments...................................     (723,417)
          Net unrealized depreciation on
           investments...................................   (1,931,285)
                                                          ------------
        Net Assets....................................... $117,261,502
                                                          ------------
        Class A Shares:
          Net assets..................................... $  6,982,703
                                                          ------------
          Shares outstanding.............................      723,695
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.65
          Maximum sales charge--4.25% of public
           offering price................................         0.43
                                                          ------------
          Maximum offering price......................... $      10.08
                                                          ------------
        Institutional Shares:
          Net assets..................................... $110,278,799
                                                          ------------
          Shares outstanding.............................   11,419,527
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.66
                                                          ------------
        Class A Shares authorized @ $0.001 par
         value...........................................  200,000,000
        Institutional Shares authorized @ $0.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)


           Investment Income:
             Interest.................................. $ 2,596,032
             Interest from affiliated fund.............     295,162
                                                        -----------
              Total Income.............................   2,891,194
                                                        -----------
           Expenses:
             Advisory..................................     295,636
             Administration............................      59,127
             Transfer agent............................      27,932
             Custodian.................................      14,892
             Directors.................................      12,807
             Registration and filings..................      11,805
             12b-1 fee--Class A Shares.................       8,760
             Audit.....................................       7,615
             Reports to shareholders...................       6,764
             Legal.....................................       3,207
             Insurance.................................       1,890
             Cash management...........................         772
             Other.....................................      13,412
                                                        -----------
              Total Expenses...........................     464,619
             Fees waived by The Bank of New York
              (Note 3).................................     (71,532)
                                                        -----------
              Net Expenses.............................     393,087
                                                        -----------
              Net Investment Income....................   2,498,107
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........      51,897
             Decrease in unrealized appreciation/
              depreciation on investments..............  (3,089,510)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (3,037,613)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $  (539,506)
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                                             Six Months Ended
                                                                                                              June 30, 2006
                                                                                                               (Unaudited)
                                                                                                             ----------------
Operations:
  Net investment income.....................................................................................   $  2,498,107
  Net realized gain on investments..........................................................................         51,897
  Decrease in unrealized appreciation/depreciation on investments...........................................     (3,089,510)
                                                                                                               ------------
   Net increase (decrease) in net assets resulting from operations..........................................       (539,506)
                                                                                                               ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................................................       (161,516)
                         Institutional Shares...............................................................     (2,702,781)
                                                                                                               ------------
                                                                                                                 (2,864,297)
                                                                                                               ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................................        377,849
                     Institutional Shares...................................................................     18,875,346
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares................................................................................        144,258
         Institutional Shares...............................................................................      1,357,259
  Value of capital stock repurchased: Class A Shares........................................................       (499,656)
                      Institutional Shares..................................................................    (20,959,889)
                                                                                                               ------------
  Net increase (decrease) in net assets resulting from capital stock transactions...........................       (704,833)
                                                                                                               ------------
   Decrease in Net Assets...................................................................................     (4,108,636)
Net Assets:
  Beginning of year.........................................................................................    121,370,138
                                                                                                               ------------
  End of period.............................................................................................   $117,261,502
                                                                                                               ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................................         38,439
         Institutional Shares...............................................................................      1,925,770
  Shares issued on reinvestment of dividends: Class A Shares................................................         14,747
                           Institutional Shares.............................................................        138,631
  Shares repurchased: Class A Shares........................................................................        (50,882)
              Institutional Shares..........................................................................     (2,138,750)
                                                                                                               ------------
   Net increase (decrease)..................................................................................        (72,045)
  Shares outstanding, beginning of year.....................................................................     12,215,267
                                                                                                               ------------
  Shares outstanding, end of period.........................................................................     12,143,222
                                                                                                               ------------

                                                                                                              Year Ended
                                                                                                             December 31,
                                                                                                                 2005
                                                                                                             ------------
Operations:
  Net investment income..................................................................................... $  4,700,837
  Net realized gain on investments..........................................................................      457,705
  Decrease in unrealized appreciation/depreciation on investments...........................................   (2,170,328)
                                                                                                             ------------
   Net increase (decrease) in net assets resulting from operations..........................................    2,988,214
                                                                                                             ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................................................     (350,172)
                         Institutional Shares...............................................................   (5,192,696)
                                                                                                             ------------
                                                                                                               (5,542,868)
                                                                                                             ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................................    4,030,074
                     Institutional Shares...................................................................   46,082,291
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares................................................................................      317,264
         Institutional Shares...............................................................................    2,710,570
  Value of capital stock repurchased: Class A Shares........................................................   (7,516,016)
                      Institutional Shares..................................................................  (44,167,913)
                                                                                                             ------------
  Net increase (decrease) in net assets resulting from capital stock transactions...........................    1,456,270
                                                                                                             ------------
   Decrease in Net Assets...................................................................................   (1,098,384)
Net Assets:
  Beginning of year.........................................................................................  122,468,522
                                                                                                             ------------
  End of period............................................................................................. $121,370,138
                                                                                                             ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................................      400,055
         Institutional Shares...............................................................................    4,586,301
  Shares issued on reinvestment of dividends: Class A Shares................................................       31,589
                           Institutional Shares.............................................................      269,818
  Shares repurchased: Class A Shares........................................................................     (746,628)
              Institutional Shares..........................................................................   (4,398,008)
                                                                                                             ------------
   Net increase (decrease)..................................................................................      143,127
  Shares outstanding, beginning of year.....................................................................   12,072,140
                                                                                                             ------------
  Shares outstanding, end of period.........................................................................   12,215,267
                                                                                                             ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                  Class A Shares
                                           -----------------------------------------------------------
                                           Six Months Ended           Year Ended December 31,
                                            June 30, 2006   ------------------------------------------
                                             (Unaudited)     2005     2004     2003     2002   2001(a)
                                           ---------------- ------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year......      $ 9.93      $10.14  $ 10.27  $ 10.51  $  9.98  $  9.85
                                                ------      ------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income/(b)/................        0.19        0.36     0.35     0.33     0.43     0.49
Net realized and unrealized gain (loss) on
  investments.............................       (0.25)      (0.14)   (0.06)   (0.17)    0.57     0.15
                                                ------      ------  -------  -------  -------  -------
 Total from investment operations.........       (0.06)       0.22     0.29     0.16     1.00     0.64
                                                ------      ------  -------  -------  -------  -------
Dividends
Dividends from net investment
  income..................................       (0.22)      (0.43)   (0.42)   (0.40)   (0.47)   (0.51)
                                                ------      ------  -------  -------  -------  -------
Net asset value at end of period..........      $ 9.65      $ 9.93  $ 10.14  $ 10.27  $ 10.51  $  9.98
                                                ------      ------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/..............................       (0.57)%      2.25%    2.92%    1.50%   10.22%    6.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $6,983      $7,161  $10,505  $14,896  $16,196  $13,278
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.90%*      0.90%    0.98%    1.04%    1.04%    1.04%
 Expenses, prior to waiver from
   The Bank of New York...................        1.02%*      1.03%    1.11%    1.14%    1.14%    1.18%
 Net investment income, net of waiver
   from The Bank of New York..............        3.99%*      3.62%    3.39%    3.13%    4.20%    4.89%
Portfolio turnover rate...................          15%         29%       8%      87%      41%      44%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) on investments per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                              Institutional Shares
                                        ----------------------------------------------------------------
                                        Six Months Ended             Year Ended December 31,
                                         June 30, 2006   -----------------------------------------------
                                          (Unaudited)      2005      2004      2003      2002    2001(a)
                                        ---------------- --------  --------  --------  --------  -------
PER SHARE DATA:                                                                               .
Net asset value at beginning of year...     $   9.94     $  10.15  $  10.28  $  10.51  $   9.99  $  9.85
                                            --------     --------  --------  --------  --------  -------
Gain (loss) from investment operations
Net investment income/(b)/.............         0.21         0.39      0.37      0.35      0.46     0.51
Net realized and unrealized gain (loss)
  on investments.......................        (0.25)       (0.14)    (0.05)    (0.16)     0.55     0.17
                                            --------     --------  --------  --------  --------  -------
 Total from investment operations......        (0.04)        0.25      0.32      0.19      1.01     0.68
                                            --------     --------  --------  --------  --------  -------
Dividends
Dividends from net investment
  income...............................        (0.24)       (0.46)    (0.45)    (0.42)    (0.49)   (0.54)
                                            --------     --------  --------  --------  --------  -------
Net asset value at end of period.......     $   9.66     $   9.94  $  10.15  $  10.28  $  10.51  $  9.99
                                            --------     --------  --------  --------  --------  -------
TOTAL RETURN:
Total investment return based on net
  asset value/(c)/.....................        (0.45)%       2.51%     3.18%     1.86%    10.39%    6.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)......................     $110,279     $114,209  $111,963  $112,584  $116,056  $86,160
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................         0.65%*       0.65%     0.72%     0.79%     0.79%    0.79%
 Expenses, prior to waiver from
   The Bank of New York................         0.77%*       0.78%     0.86%     0.89%     0.89%    0.93%
 Net investment income, net of
   waiver from The Bank of
   New York............................         4.24%*       3.88%     3.65%     3.39%     4.45%    5.15%
Portfolio turnover rate................           15%          29%        8%       87%       41%      44%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) on investments per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


                                                 MOODY'S
PRINCIPAL                                          /S&P   INTEREST MATURITY
 AMOUNT                                          RATINGS*   RATE     DATE     VALUE
----------                                       -------- -------- -------- ----------
           Municipal Bonds--98.7%
           Education--5.5%
$1,000,000 Dutchess County, New York,
           Industrial Development Agency
           (Bard College Civic Facilities)......  A3/NR     5.75%  8/01/08  $1,036,220
 1,000,000 New York State Dormitory Authority
           Revenue, Columbia University......... Aaa/AAA    5.00   7/01/12   1,057,270
   405,000 New York State Dormitory Authority,
           FGIC Insured+........................ Aaa/AAA    5.00   7/01/18     420,945
 1,500,000 New York State Dormitory Authority,
           New York University, Series A,
           AMBAC Insured+....................... Aaa/AAA    5.50   7/01/09   1,570,425
 1,500,000 New York State Dormitory Authority
           Revenue, New York University,
           FGIC Insured+........................ Aaa/AAA    5.00   7/01/21   1,549,935
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology,
           AMBAC Insured+....................... Aaa/AAA    5.00   7/01/13     518,455
                                                                            ----------
                                                                             6,153,250
                                                                            ----------
           General Obligations--12.1%
   200,000 Bethlehem, New York, AMBAC Insured+.. Aaa/AAA    7.10   11/01/07    208,282
 1,000,000 Katonah-Lewisboro, New York,
           Union Free School District, Series B,
           FGIC Insured+........................ Aaa/NR     5.00   9/15/15   1,067,280
 1,000,000 New York, New York................... A1/AA-     5.00   8/01/14   1,021,480
   500,000 New York, New York, Series A......... A1/AA-     6.25   8/01/08     508,350
   525,000 New York, New York, Series C......... A1/AA-     5.50   8/15/08     542,000
    50,000 New York, New York, Series E......... A1/AA-     7.50   2/01/07      50,140
 1,000,000 New York, New York, Series G......... A1/AA-     5.00   8/01/06   1,001,020
 1,000,000 New York, New York, Series M,
           FSA Insured+......................... Aaa/AAA    5.00   4/01/18   1,041,650
 1,000,000 New York State, Series A............. Aa3/AA     4.00   3/15/08   1,002,940
 2,750,000 New York State, Series A............. Aa3/AA     5.25   3/15/15   2,909,912
 1,500,000 Onondaga County, New York, Series A.. Aa2/AA+    5.00   5/01/17   1,559,100

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                     MOODY'S
PRINCIPAL                                              /S&P   INTEREST MATURITY
 AMOUNT                                              RATINGS*   RATE     DATE      VALUE
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00%  7/15/19  $ 1,046,620
 1,000,000 Orange County, New York, Series A........ Aa1/NR     5.00   7/15/20    1,043,580
   500,000 Rockland County, New York, Series A...... A1/AA-     5.00   10/01/15     522,120
                                                                                -----------
                                                                                 13,524,474
                                                                                -----------
           Healthcare--5.0%
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA    5.00   7/01/20    3,358,518
   680,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A,
           SONYMA Insured+..........................  NR/NR     6.38   11/15/20     694,817
 1,100,000 Westchester County, New York,
           Healthcare Corp., Series B............... Aaa/AAA    5.13   11/01/15   1,141,349
   400,000 Westchester County, New York,
           Healthcare Corp., Series B............... Aaa/AAA    5.25   11/01/11     420,728
                                                                                -----------
                                                                                  5,615,412
                                                                                -----------
           Housing--5.6%
    55,000 New York State Housing Finance Agency,
           Multi-Family Mortgage, Series A,
           FHA Insured+............................. Aaa/AA     7.00   8/15/22       55,101
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70............ Aa1/NR     5.38   10/01/17   1,016,290
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80............ Aa1/NR     5.10   10/01/17   1,022,860
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95............ Aa1/NR     5.50   10/01/17   1,032,880
 2,000,000 New York State Urban Development Corp.... Aaa/AAA    5.50   7/01/16    2,042,360
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program..................... Aa3/AA     5.00   12/01/18   1,029,300
                                                                                -----------
                                                                                  6,198,791
                                                                                -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST  MATURITY
 AMOUNT                                                  RATINGS*   RATE      DATE     VALUE
----------                                               -------- --------  -------- ----------
           Municipal Bonds (Continued)
           Industrial Development--2.9%
$2,175,000 Hempstead Township, New York, Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA    5.00%   12/01/07 $2,207,799
 1,000,000 Hempstead Township, New York, Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA    5.00    12/01/09  1,023,320
                                                                                     ----------
                                                                                      3,231,119
                                                                                     ----------
           Other--3.2%
 1,650,000 Liberty, New York, Development Corp.
           Revenue (Goldman Sachs Headquarters)......... Aa3/A+     5.00    10/01/15  1,728,953
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+    5.13    8/01/12   1,874,358
                                                                                     ----------
                                                                                      3,603,311
                                                                                     ----------
           Pre-Refunded/Escrowed Securities--8.8%
 1,000,000 Erie County, New York, Water Authority,
           Waterworks Revenue, Series A,
           AMBAC Insured+............................... Aaa/AAA    4.26(a) 12/01/06    984,580
 1,000,000 Metropolitan Transportation Authority New
           York, Transportation Facilities Revenue,
           Series B-2, MBIA Insured+, ETM............... Aaa/AAA    5.00    7/01/17   1,026,890
   595,000 New York State Dormitory Authority,
           FGIC Insured+................................ Aaa/AAA    5.00    7/01/18     627,445
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A............................  A2/A+     5.38    5/15/13   1,080,949
   860,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.. NR/AA-     5.25    2/15/14     920,965
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library,
           Series A, MBIA Insured+, ETM................. Aaa/AAA    4.08(a) 7/01/10     511,434

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                      MOODY'S
PRINCIPAL                                               /S&P   INTEREST MATURITY
 AMOUNT                                               RATINGS*   RATE     DATE     VALUE
----------                                            -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  390,000 New York State Environmental Facilities
           Corp., Series C, ETM...................... Aaa/AAA    5.25%  6/15/12  $  402,921
    85,000 New York State Housing Finance Agency,
           State University Construction, ETM........ Aaa/AAA    6.50   11/01/06     85,777
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+............. Aaa/AAA    5.25   4/01/16   1,062,520
    15,000 New York State Thruway Authority,
           Highway and Bridges Trust Fund, Series A.. Aaa/AAA    5.00   4/01/09      15,597
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A....  A1/AA     5.38   3/15/17   1,060,993
   750,000 Suffolk County, New York, Series B,
           FGIC Insured+............................. Aaa/AAA    5.00   10/01/10    782,895
   120,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA    4.00   6/01/14     120,497
    40,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA    5.10   6/01/07      40,491
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM............ Aa2/AAA    6.00   1/01/12   1,079,250
                                                                                 ----------
                                                                                  9,803,204
                                                                                 ----------
           Special Tax--18.5%
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A.............. A1/AA-     5.00   11/15/06  1,004,590
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A,
           FGIC Insured+............................. Aaa/AAA    5.25   11/15/15  2,112,120
 1,850,000 Municipal Assistance Corp. for New York,
           Series G.................................. Aaa/AAA    6.00   7/01/07   1,890,959
 1,000,000 Nassau County, New York, Interim Finance
           Authority, MBIA Insured+.................. Aaa/AAA    5.00   11/15/16  1,053,890
 1,000,000 Nassau County, New York, Interim Finance
           Authority Sales Tax, Series A,
           AMBAC Insured+............................ Aaa/AAA    5.00   11/15/17  1,044,080

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                      MOODY'S
PRINCIPAL                                               /S&P   INTEREST MATURITY
 AMOUNT                                               RATINGS*   RATE     DATE      VALUE
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,500,000 Nassau County, New York, Interim Finance
           Authority, Series B, AMBAC Insured+....... Aaa/AAA    5.00%  11/15/16 $ 1,566,165
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A............... Aa1/AAA    5.50   11/15/17   2,147,459
   930,000 New York, New York City Transitional
           Finance Authority, Series B,
           MBIA-IBC Insured+......................... Aaa/AAA    4.75   11/15/15     944,945
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa1/AAA    5.38   2/01/13    1,061,290
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa1/AAA    5.38   2/15/14    1,063,220
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A..................................  NR/AA     5.00   3/15/16    1,039,590
 1,000,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA     5.40   4/01/13    1,020,670
 1,500,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA     5.40   4/01/15    1,531,005
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1......................... Aaa/AAA    5.00   4/01/13    2,105,720
 1,000,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA     6.00   4/01/08    1,036,030
                                                                                 -----------
                                                                                  20,621,733
                                                                                 -----------
           State Appropriation--15.4%
 1,000,000 New York State Dormitory Authority
           Revenue................................... NR/AA-     5.00   7/01/18    1,034,430
 1,000,000 New York State Dormitory Authority
           Revenue................................... NR/AA-     5.00   7/01/19    1,043,190
   250,000 New York State Dormitory Authority
           Revenue, Albany County.................... A3/AA-     5.50   4/01/08      256,355
 2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+.............. Aaa/AAA    5.75   7/01/18    2,626,363

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                           MOODY'S
PRINCIPAL                                                    /S&P   INTEREST MATURITY
 AMOUNT                                                    RATINGS*   RATE     DATE      VALUE
----------                                                 -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  140,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.... NR/AA-     5.25%  2/15/18  $   146,891
 1,500,000 New York State Dormitory Authority
           Revenue, Series B, VRN......................... A2/AA-     5.25   11/15/23   1,589,175
   800,000 New York State Dormitory Authority
           Revenue, State University,
           MBIA-IBC Insured+.............................. Aaa/AAA    5.00   5/15/15      821,488
   500,000 New York State Dormitory Authority
           Revenue, State University Dormitory Facilities,
           Series A....................................... A1/AA-     5.50   7/01/10      526,540
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+....................................... Aaa/AAA    5.25   5/15/15      532,430
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+........ Aaa/AAA    5.88   5/15/11    1,625,790
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+................................. Aaa/AAA    5.00   3/15/12    1,144,515
   485,000 New York State Thruway Authority,
           Highway and Bridges Trust Fund, Series A....... NR/AAA     5.00   4/01/09      503,323
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund........................................... A2/AA-     5.63   4/01/07      760,125
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund........................................... A2/AA-     6.00   4/01/07      508,050
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B,
           FSA Insured+................................... Aaa/AAA    4.75   4/01/19    1,020,190
 3,000,000 New York State Urban Development Corp.,
           Correctional Facilities, Series A.............. A1/AA-     5.00   1/01/08    3,045,090
                                                                                      -----------
                                                                                       17,183,945
                                                                                      -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST MATURITY
 AMOUNT                                                  RATINGS*   RATE     DATE      VALUE
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Transportation--9.2%
$1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+............ Aaa/AAA    5.00%  1/01/19  $ 1,040,740
 2,000,000 Port Authority of New York & New Jersey,
           Series 125................................... Aaa/AAA    5.00   10/15/19   2,076,180
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................... Aaa/AAA    5.00   11/01/18   1,042,650
 1,000,000 Port Authority of New York & New Jersey,
           Series 142................................... A1/AA-     5.00   7/15/21    1,029,810
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A.................... Aa2/AA-    5.25   1/01/16    1,054,630
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B.................... Aa2/AA-    5.25   11/15/16   2,121,340
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B.................... Aa2/AA-    5.25   11/15/17     822,283
 1,000,000 Triborough Bridge &Tunnel Authority.......... Aa2/AA-    5.25   11/15/15   1,076,050
                                                                                    -----------
                                                                                     10,263,683
                                                                                    -----------
           Utilities--12.5%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A,
           AMBAC Insured+............................... Aaa/AAA    5.50   12/01/10   1,063,180
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B............  A3/A-     5.25   6/01/14    2,122,600
 1,500,000 New York State Environmental Facilites Corp.,
           Clean Water Revolving Funds, New York City
           Municipal Water Project, Series D............ Aaa/AAA    5.25   6/15/14    1,612,095
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A... Aaa/AAA    7.00   6/15/12      150,375
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C... Aa2/A+     7.20   3/15/11        5,056
 1,000,000 New York State Environmental Facilities
           Corp., Series B.............................. Aaa/AAA    5.25   6/15/17    1,059,690

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST  MATURITY
 AMOUNT                                                  RATINGS*   RATE      DATE       VALUE
----------                                               -------- --------  -------- ------------
           Municipal Bonds (Continued)
$  775,000 New York State Environmental Facilities
           Corp., Series B.............................. Aaa/AAA    5.25%   6/15/19  $    821,260
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E.......................... Aa1/AA     5.38    6/15/15     1,067,100
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C.......... Aaa/AAA    5.25    6/15/12       113,603
 2,500,000 New York State Power Authority, Series A..... Aa2/AA-    5.00    11/15/17    2,606,474
 1,450,000 New York State Power Authority, Series A..... Aa2/AA-    5.25    11/15/16    1,537,972
 1,380,000 Suffolk County, New York, Revenue Water
           Authority, Waterworks Revenue,
           MBIA Insured+................................ Aaa/AAA    4.00    6/01/14     1,366,393
   460,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+............ Aaa/AAA    5.10    6/01/07       465,561
                                                                                     ------------
                                                                                       13,991,359
                                                                                     ------------
           Total Municipal Bonds
           (Cost $110,015,444)..........................                              110,190,281
                                                                                     ------------
Number of
 Shares
----------
           Tax-Exempt Money Market Fund--1.6%
 1,771,516 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $1,771,516)............................            3.63(b)             1,771,516
                                                                                     ------------
           Total Investments
           (Cost $111,786,960)(c)--100.3%...............                              111,961,797
           Liabilities in excess of other assets--(0.3%)                                 (300,554)
                                                                                     ------------
           Net Assets--100.0%...........................                             $111,661,243
                                                                                     ------------

AMBAC     American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM       Escrowed to maturity.
FGIC      Financial Guaranty Insurance Company.
FGIC-TCRS Financial Guaranty Insurance Company--Transferable Custodial Receipts.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2006 (Unaudited)

FSA       Federal Security Association.
MBIA      Municipal Bond Investor Assurance.
MBIA-IBC  Municipal Bond Investor Assurance-Insured Bond Certificate.
NR        Not Rated.
SONYMA    State of New York Mortgage Authority.
VRN Variable Rate Note. Coupon shown is in effect at June 30, 2006. Date represents ultimate maturity date.
*         Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2006.
(b)       Represents annualized 7 day yield at June 30, 2006.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $174,837 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,214,954 and aggregate gross unrealized depreciation of $1,040,117.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

       Assets:
        Non-affiliated investments at market value,
         (Cost $110,015,444)................................ $110,190,281
        Affiliated investments at market value,
         (Cost $1,771,516)..................................    1,771,516
        Receivables:
          Investments sold..................................    1,541,906
          Interest..........................................    1,502,155
          Capital stock sold................................          204
        Other assets........................................       11,847
                                                             ------------
          Total Assets......................................  115,017,909
                                                             ------------
       Liabilities:
        Payables:
          Investments purchased.............................    3,141,587
          Dividends.........................................      105,281
          Services provided by The Bank of
           New York.........................................       41,980
          Capital stock repurchased.........................       15,204
        Accrued expenses and other liabilities..............       52,614
                                                             ------------
          Total Liabilities.................................    3,356,666
                                                             ------------
       Net Assets:.......................................... $111,661,243
                                                             ------------
       Sources of Net Assets:
        Capital stock @ par................................. $     10,568
        Paid in capital.....................................  111,445,286
        Undistributed net investment income.................           86
        Accumulated net realized gain on investments........       30,466
        Net unrealized appreciation on investments..........      174,837
                                                             ------------
       Net Assets........................................... $111,661,243
                                                             ------------
       Class A Shares:
        Net assets.......................................... $ 18,496,037
                                                             ------------
        Shares outstanding..................................    1,749,378
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      10.57
        Maximum sales charge--4.25% of public offering
         price..............................................         0.47
                                                             ------------
        Maximum offering price.............................. $      11.04
                                                             ------------
       Class C Shares:
        Net assets.......................................... $     10,127
                                                             ------------
        Shares outstanding..................................          957
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      10.58
                                                             ------------
       Institutional Shares:
        Net assets.......................................... $ 93,155,079
                                                             ------------
        Shares outstanding..................................    8,817,251
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      10.57
                                                             ------------
       Class A Shares authorized @ $0.001 par value.........  200,000,000
       Class C Shares authorized @ $0.001 par value.........  200,000,000
       Institutional Shares authorized @ $0.001 par value...  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

       Investment Income:
        Interest........................................... $ 2,264,411
        Interest from affiliated fund......................      15,251
                                                            -----------
                                                              2,279,662
                                                            -----------
       Expenses:
        Advisory...........................................     282,527
        Administration.....................................      56,505
        Transfer agent.....................................      24,753
        12b-1 fee--Class A Shares..........................      24,028
               Class C Shares..............................          51
        Directors..........................................      12,808
        Registration and filings...........................      12,060
        Audit..............................................       7,622
        Custodian..........................................       7,413
        Reports to shareholders............................       6,474
        Legal..............................................       2,918
        Insurance..........................................       1,790
        Cash management....................................         755
        Other..............................................      13,957
                                                            -----------
          Total Expenses...................................     453,661
        Fees waived by The Bank of New York
         (Note 3)..........................................     (96,201)
                                                            -----------
          Net Expenses.....................................     357,460
                                                            -----------
          Net Investment Income............................   1,922,202
                                                            -----------
       Realized and Unrealized loss on
        Investments:
        Net realized loss on investments...................      (1,288)
        Decrease in unrealized appreciation/depreciation on
         investments.......................................  (1,882,028)
                                                            -----------
        Net realized and unrealized loss on investments....  (1,883,316)
                                                            -----------
        Net increase in net assets resulting from
         operations........................................ $    38,886
                                                            -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                              Six Months Ended  Year Ended
                                                                                               June 30, 2006   December 31,
                                                                                                (Unaudited)        2005
                                                                                              ---------------- ------------
Operations:
  Net investment income......................................................................   $  1,922,202   $  3,667,226
  Net realized gain (loss) on investments....................................................         (1,288)       122,079
  Decrease in unrealized appreciation/depreciation on investments............................     (1,882,028)    (1,617,169)
                                                                                                ------------   ------------
   Net increase in net assets resulting from operations......................................         38,886      2,172,136
                                                                                                ------------   ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................       (306,739)      (642,248)
                          Class C Shares.....................................................           (123)          (228)
                          Institutional Shares...............................................     (1,615,330)    (3,024,712)
  Distributions from capital gains: Class A Shares...........................................             --        (24,667)
                    Class C Shares...........................................................             --            (12)
                     Institutional Shares....................................................             --       (113,667)
                                                                                                ------------   ------------
                                                                                                  (1,922,192)    (3,805,534)
                                                                                                ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................        943,921      1,257,160
                     Class C Shares..........................................................              8             --
                      Institutional Shares...................................................      5,650,678     23,277,073
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................................        231,032        504,197
                    Class C Shares...........................................................            123            239
                    Institutional Shares.....................................................        191,746        433,383
  Value of capital stock repurchased: Class A Shares.........................................     (2,524,265)    (4,140,146)
                       Institutional Shares..................................................     (6,283,112)   (15,924,303)
                                                                                                ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock transactions............     (1,789,869)     5,407,603
                                                                                                ------------   ------------
   Increase (decrease) in Net Assets.........................................................     (3,673,175)     3,774,205
Net Assets:
  Beginning of year..........................................................................    115,334,418    111,560,213
                                                                                                ------------   ------------
  End of period (includes undistributed net investment income of $86 at
   June 30, 2006 and $76 at December 31, 2005)...............................................   $111,661,243   $115,334,418
                                                                                                ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................         88,543        116,329
         Institutional Shares................................................................        529,713      2,146,822
  Shares issued on reinvestment of dividends and distributions: Class A Shares...............         21,628         46,593
                                     Class C Shares..........................................             11             23
                                     Institutional Shares....................................         17,966         40,158
  Shares repurchased: Class A Shares.........................................................       (236,568)      (382,473)
             Institutional Shares............................................................       (589,214)    (1,470,700)
                                                                                                ------------   ------------
   Net increase (decrease)...................................................................       (167,921)       496,752
Shares outstanding, beginning of year........................................................     10,735,507     10,238,755
                                                                                                ------------   ------------
Shares outstanding, end of period............................................................     10,567,586     10,735,507
                                                                                                ------------   ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                                  Class A Shares
                                           -----------------------------------------------------------
                                           Six Months Ended           Year Ended December 31,
                                            June 30, 2006   ------------------------------------------
                                             (Unaudited)      2005     2004     2003     2002   2001(a)
                                           ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 10.75      $ 10.90  $ 11.01  $ 11.02  $ 10.56  $10.55
                                               -------      -------  -------  -------  -------  ------
Gain (loss) from investment operations
Net investment income/(b)/................        0.17         0.33     0.32     0.35     0.36    0.38
Net realized and unrealized gain (loss) on
  investments.............................       (0.18)       (0.14)   (0.08)    0.04     0.51    0.09
                                               -------      -------  -------  -------  -------  ------
 Total from investment operations.........       (0.01)        0.19     0.24     0.39     0.87    0.47
                                               -------      -------  -------  -------  -------  ------
Dividends and distributions
Dividends from net investment income......       (0.17)       (0.33)   (0.32)   (0.35)   (0.37)  (0.38)
Distributions from capital gains..........          --        (0.01)   (0.03)   (0.05)   (0.04)  (0.08)
                                               -------      -------  -------  -------  -------  ------
 Total dividends and distributions........       (0.17)       (0.34)   (0.35)   (0.40)   (0.41)  (0.46)
                                               -------      -------  -------  -------  -------  ------
Net asset value at end of period..........     $ 10.57      $ 10.75  $ 10.90  $ 11.01  $ 11.02  $10.56
                                               -------      -------  -------  -------  -------  ------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/..............................       (0.10)%       1.76%    2.19%    3.57%    8.42%   4.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $18,496      $20,164  $22,844  $26,354  $29,758  $7,099
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.84%*       0.84%    0.94%    1.04%    1.04%   1.04%
 Expenses, prior to waiver from
   The Bank of New York...................        1.01%*       1.02%    1.11%    1.17%    1.22%   1.34%
 Net investment income, net of waiver
   from The Bank of New York..............        3.19%*       3.00%    2.93%    3.15%    3.33%   3.59%
Portfolio turnover rate...................           4%          16%      11%      10%      13%     17%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $0.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                       Class C Shares
                                                       --------------------------------------------
                                                                                      For the period
                                                       Six Months Ended  Year Ended  August 24, 2004*
                                                        June 30, 2006   December 31,      through
                                                         (Unaudited)        2005     December 31, 2004
                                                       ---------------- ------------ -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.75         $10.90         $10.91
                                                            ------         ------         ------
Gain (loss) from investment operations
Net investment income/(a)/............................        0.13           0.24           0.09
Net realized and unrealized gain (loss) on investments       (0.17)         (0.14)            --
                                                            ------         ------         ------
 Total from investment operations.....................       (0.04)          0.10           0.09
                                                            ------         ------         ------
Dividends and distributions
Dividends from net investment income..................       (0.13)         (0.24)         (0.08)
Distributions from capital gains......................          --          (0.01)         (0.02)
                                                            ------         ------         ------
 Total dividends and distributions....................       (0.13)         (0.25)         (0.10)
                                                            ------         ------         ------
Net asset value at end of period......................      $10.58         $10.75         $10.90
                                                            ------         ------         ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.       (0.38)%         0.99%          1.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   10         $   10         $   10
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...........................................        1.59%**        1.59%          1.59%**
 Expenses, prior to waiver from The Bank of
   New York...........................................        1.77%**        1.78%          1.79%**
 Net investment income, net of waiver from The Bank
   of New York........................................        2.44%**        2.25%          2.24%**
Portfolio turnover rate...............................           4%            16%            11%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                               Institutional Shares
                                           ------------------------------------------------------------
                                           Six Months Ended           Year Ended December 31,
                                            June 30, 2006   -------------------------------------------
                                             (Unaudited)      2005     2004     2003     2002   2001(a)
                                           ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 10.74      $ 10.89  $ 11.00  $ 11.02  $ 10.55  $ 10.54
                                               -------      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income/(b)/................        0.18         0.35     0.35     0.37     0.39     0.41
Net realized and unrealized gain (loss) on
  investments.............................       (0.18)       (0.14)   (0.08)    0.03     0.52     0.09
                                               -------      -------  -------  -------  -------  -------
 Total from investment operations.........          --         0.21     0.27     0.40     0.91     0.50
                                               -------      -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income......       (0.17)       (0.35)   (0.35)   (0.37)   (0.40)   (0.41)
Distributions from capital gains..........          --        (0.01)   (0.03)   (0.05)   (0.04)   (0.08)
                                               -------      -------  -------  -------  -------  -------
 Total dividends and distributions........       (0.17)       (0.36)   (0.38)   (0.42)   (0.44)   (0.49)
                                               -------      -------  -------  -------  -------  -------
Net asset value at end of period..........     $ 10.57      $ 10.74  $ 10.89  $ 11.00  $ 11.02  $ 10.55
                                               -------      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/..............................        0.11%        2.01%    2.35%    3.71%    8.79%    4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $93,155      $95,160  $88,706  $72,127  $55,992  $44,164
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.59%*       0.59%    0.68%    0.79%    0.79%    0.79%
 Expenses, prior to waiver from The
   Bank of New York.......................        0.76%*       0.77%    0.85%    0.93%    0.97%    1.10%
 Net investment income, net of waiver
   from The Bank of New York..............        3.45%*       3.26%    3.19%    3.39%    3.58%    3.83%
Portfolio turnover rate...................           4%          16%      11%      10%      13%      17%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $0.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date     Value
----------                                          -------- -------- -------- ----------
           Municipal Bonds--98.3%
           Education--21.3%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+........ Aaa/AAA    4.75%  6/01/16  $2,049,480
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, Series H,
           FSA Insured+............................ Aaa/AAA    5.00   11/01/14  1,335,398
 2,500,000 District of Columbia (Georgetown
           University), Series A, MBIA Insured+.... Aaa/AAA    6.00   4/01/18   2,629,125
 5,000,000 Illinois Educational Facility Authority
           Revenues (University of Chicago),
           Series B-1 VRDN......................... Aa1/AA     3.45   7/01/36   4,946,600
 1,105,000 Indiana State Financial Authority
           Revenue (Collegiate Project)............ Aa2/AA     3.75   5/01/10   1,096,116
 1,000,000 Indiana State Financial Authority
           Revenue (Collegiate Project)............ Aa2/AA     5.00   5/01/15   1,051,480
 1,425,000 Indiana University Student Fee,
           Series N, MBIA Insured+................. Aaa/AAA    5.00   8/01/11   1,488,412
 2,825,000 Metropolitan Govt. Nashville and
           Davidson County, Tennessee, H & E
           Facility (Vanderbilt University)........ Aa2/AA     5.00   10/01/19  2,913,338
 1,000,000 Minnesota State Higher Educational
           Facilities Authority Revenue (Carleton
           College)................................ Aa2/NR     5.30   11/01/13  1,019,400
 1,410,000 Minnesota State Higher Educational
           Facilities Authority Revenue (Macalester
           College), Series 6B..................... Aa3/NR     5.00   3/01/14   1,481,628
 2,050,000 New Jersey State Educational Facility
           Authority Revenue (Institutes of
           Technology), Series B, AMBAC Insured+... Aaa/AAA    5.00   7/01/21   2,120,151
 1,000,000 New Jersey State Educational Facility
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+................. Aaa/AAA    5.25   7/01/13   1,060,920

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+.................................. Aaa/AAA    5.25%  7/01/16  $ 1,165,616
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A... Aaa/AAA    5.25   7/01/21    2,139,060
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+.................. Aaa/AAA    5.50   10/01/14   1,075,720
 1,000,000 Swarthmore Borough Authority,
           Pennsylvania (Swarthmore College)......... Aa1/AA+    5.00   9/15/08    1,024,320
 1,000,000 Swarthmore Borough Authority,
           Pennsylvania (Swarthmore College)......... Aa1/AA+    5.25   9/15/09    1,040,900
   280,000 Texas A & M University Revenue............ Aa1/AA+    5.00   5/15/08      282,565
 2,260,000 Texas A & M University Revenue,
           Series A.................................. Aa1/AA+    5.38   5/15/15    2,386,356
 2,000,000 Texas Technical University Revenue,
           Series 9, AMBAC Insured+.................. Aaa/AAA    5.00   2/15/12    2,094,940
 5,000,000 University of Illinois, Auxiliary
           Facilities System, Series A, MBIA Insured+ Aaa/AAA    5.00   4/01/26    5,124,301
 2,405,000 University of Maryland, Systems Auxiliary
           Facilities & Tuition Revenue, Series A.... Aa2/AA     5.00   4/01/17    2,502,282
 2,000,000 University of Missouri, Series A.......... Aa2/AA     5.00   11/01/12   2,105,140
 2,000,000 University of Nebraska, Lincoln Student
           Fees & Facilities, Series B............... Aa2/AA-    5.00   7/01/28    2,025,820
 1,000,000 University of North Carolina, Series A.... Aa1/AA+    5.00   12/01/12   1,054,060
 1,665,000 University of Virginia, Series B.......... Aaa/AAA    5.00   6/01/18    1,735,063
                                                                                 -----------
                                                                                  48,948,191
                                                                                 -----------
           General Obligations--27.1%
 1,800,000 Anchorage, Alaska, Series A, MBIA
           Insured+.................................. Aaa/AAA    5.50   6/01/20    1,941,300
 3,000,000 Austin, Texas............................. Aa2/AA+    5.00   9/01/17    3,110,910
 1,000,000 Bushland, Texas, Independent School
           District, PSF-GTD......................... NR/AAA     5.00   2/15/28    1,012,880

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest  Maturity
 Amount                                              Ratings*   Rate      Date     Value
----------                                           -------- --------  -------- ----------
           Municipal Bonds (Continued)
$5,000,000 California State Economic Recovery,
           Series A................................. Aa3/AA-    5.00%   7/01/15  $5,285,150
 2,800,000 Charlotte, North Carolina, Series C...... Aaa/AAA    5.00    4/01/13   2,964,948
 1,080,000 Chicago, Illinois, Park District,
           Series C, FGIC Insured+.................. Aaa/AAA    5.50    1/01/17   1,152,149
 3,000,000 Chicago, Illinois, FSA Insured+.......... Aaa/AAA    5.50    1/01/12   3,209,610
 6,000,000 City of New York, New York, XLCA
           Insured+................................. Aaa/AAA    5.00    9/01/22   6,186,600
 2,000,000 Durham County, North Carolina, Series B.. Aaa/AAA    5.00    4/01/15   2,089,520
 1,000,000 Garden State Preservation Trust,
           Series C, FSA Insured+................... Aaa/AAA    5.13    11/01/16  1,068,630
 1,300,000 Harris County, Texas..................... Aa1/AA+    5.00    8/15/14   1,314,170
   390,000 Houston, Texas, Public Improvement,
           Series A................................. Aa3/AA-    5.25    3/01/13     400,413
 3,000,000 Houston, Texas, School District.......... Aaa/AAA    5.00    2/15/19   3,106,080
 1,140,000 King County, Washington, Public
           Transportation, Series A................. Aa1/AAA    5.00    12/01/14  1,174,223
 1,575,000 Klein, Texas, Independent School District Aaa/AAA    5.00    8/01/19   1,623,227
 1,340,000 Minnesota State.......................... Aa1/AAA    5.00    11/01/18  1,364,294
 1,290,000 Montana State, Long Range
           Building Program, Series D............... Aa3/AA-    5.00    8/01/08   1,321,244
 1,260,000 Nevada State Municipal Bond Bank
           Projects #66 & #67, Series A............. Aa1/AA+    5.25    5/15/10   1,291,903
 5,000,000 New York, New York....................... A1/AA-     5.00    8/01/09   5,146,150
 1,300,000 Ohio State Revenue, AMBAC Insured+....... Aaa/AAA    5.00    10/01/11  1,363,479
 3,000,000 Plano, Texas, Independent School
           District, PSF-GTD........................ Aaa/AAA    5.00    2/15/18   3,091,710
 3,260,000 Royse City Independent School
           District/Texas, PSF-GTD.................. NR/AAA     4.67(a) 8/15/14   2,245,390
 1,650,000 Socorro, Texas, Independent School
           District, PSF-GTD........................ NR/AAA     5.38    8/15/19   1,743,770
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C................. Aa1/AA     5.00    8/01/09   2,815,059

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,385,000 Texas State Water Development............ Aa1/AA     5.50%  8/01/16  $ 3,439,633
 1,490,000 Washington State, Series R-98A........... Aa1/AA     5.00   7/01/12    1,504,065
 1,250,000 Washington State, Series R-98A........... Aa1/AA     5.00   7/01/14    1,261,800
                                                                                -----------
                                                                                 62,228,307
                                                                                -----------
           Housing--9.3%
 1,740,000 California Statewide Community
           Development Authority Revenue............ Aaa/AAA    5.25   7/01/15    1,860,199
 1,210,000 Colorado Housing & Finance Authority
           Single Family Mortgage Class I-A-4....... Aaa/AAA    4.90   11/01/11   1,240,795
 2,250,000 Illinois Housing Development
           Authority, GNMA Insured+................. NR/AAA     4.13   10/20/16   2,211,390
 3,000,000 Maine State Housing Authority, Series D-2 Aa1/AA+    4.75   11/15/21   2,990,130
   715,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C....... Aa1/AA+    5.30   11/15/23     735,335
 1,085,000 Missouri State Housing Development
           Single Family Mortgage Revenue
           (Homeown Loan Program), Series A,
           GNMA/FNMA Insured+....................... NR/AAA     5.05   9/01/24    1,094,591
 1,165,000 Nebraska Housing Finance Authority
           Single Family, Series D,
           GNMA/FNMA/FHLMC Insured+................. NR/AAA     5.25   9/01/22    1,181,438
 1,750,000 Nebraska Investment Finance Authority,
           Single Family, Series A,
           GNMA/FNMA/FHLMC Insured+................. NR/AAA     4.70   9/01/21    1,709,435
 1,500,000 New York State Mortgage Agency,
           Series 101............................... Aa1/NR     5.00   10/01/18   1,511,595
 2,000,000 New York State Mortgage Agency,
           Series 130............................... Aa1/NR     4.50   10/01/21   1,937,600
 1,000,000 Pennsylvania Housing Finance Agency
           Single Family Mortgage, Series 73B....... Aa2/AA+    5.00   4/01/16    1,020,510
 1,000,000 Puerto Rico Housing Finance
           Authority................................ Aa3/AA     5.00   12/01/11   1,041,480

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date      Value
----------                                          -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,950,000 Texas State Department of Housing and
           Community Affairs, Series A,
           GNMA/FNMA/MBIA Insured+................. Aaa/AAA    5.45%  9/01/23  $ 2,000,837
   775,000 Vermont Housing Finance Agency,
           Series 16A, FSA Insured+................ Aaa/AAA    4.85   5/01/11      777,689
                                                                               -----------
                                                                                21,313,024
                                                                               -----------
           Other--6.4%
 5,000,000 Florida Hurricane Catastrophe Fund...... Aa3/AA     5.00   7/01/11    5,217,750
 1,000,000 Liberty, New York, Development Corp.
           Revenue, (Goldman Sachs Headquarters)... Aa3/A+     5.00   10/01/15   1,047,850
 1,000,000 New York State Dormitory Authority
           Lease Revenue Court Facilities,
           Westchester County, AMBAC Insured+...... Aa1/AA+    5.25   8/01/13    1,044,360
 1,000,000 North Carolina Infrastructure Finance
           Corp., Series A......................... Aa2/AA+    5.00   2/01/22    1,027,360
 1,000,000 North Carolina Infrastructure Finance
           Corp., Series A......................... Aa2/AA+    5.00   2/01/23    1,025,930
 5,200,000 Oklahoma Development Finance
           Authority Revenue (Samuel Roberts
           Noble, Inc.)............................ Aaa/AAA    5.00   5/01/08    5,309,408
                                                                               -----------
                                                                                14,672,658
                                                                               -----------
           Pre-Refunded/Escrowed Securities--11.5%
 1,000,000 Jacksonville, Florida, Health Facilities
           Authority Hospital Revenue (Charity
           Obligation Group), Series C, ETM........ Aa2/NR     4.88   8/15/07    1,011,630
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM.............. Aaa/AAA    5.00   1/01/15    1,202,691
   115,000 Monroe County, New York, AMBAC
           Insured+................................ Aaa/AAA    6.00   6/01/11      115,997
    25,000 New Jersey State Turnpike Authority
           Revenue, ETM............................ Aaa/AAA    5.88   1/01/08       25,341

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                   Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                            Ratings*   Rate     Date      Value
----------                                         -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  615,000 New York, New York City Transitional
           Finance Authority Revenue (Future Tax),
           Series A............................... Aa1/AAA    5.38%  11/15/21 $   663,394
 3,385,000 New York, New York City Transitional
           Finance Authority Revenue.............. Aa1/AAA    5.38   11/15/21   3,603,299
 8,505,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM... Aaa/BBB    5.00   1/01/17    9,017,086
 4,000,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM.. A3/AAA     5.50   1/01/13    4,295,040
 1,000,000 Omaha, Nebraska, Series A, ETM......... Aaa/AAA    6.50   12/01/16   1,191,510
 5,000,000 Portland, Oregon, Sewer System
           Revenue, Series A, FGIC Insured+....... Aaa/AAA    5.75   8/01/18    5,341,600
                                                                              -----------
                                                                               26,467,588
                                                                              -----------
           Special Tax--1.8%
 1,100,000 Chicago, Illinois, Sales Tax Revenue,
           FGIC Insured+.......................... Aaa/AAA    5.00   1/01/08    1,117,820
   100,000 New York State Local Government
           Assistance Corp., Series A, VRDN....... Aa2/AA-    3.92   4/01/22      100,000
 2,595,000 New York State Local Government
           Assistance Corp., Series C............. Aa3/AAA    6.00   4/01/12    2,798,967
                                                                              -----------
                                                                                4,016,787
                                                                              -----------
           State Appropriation--3.6%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+................ Aaa/AAA    5.25   4/01/13    2,061,480
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program........... A2/AA-     5.00   7/01/08    2,495,766
 3,600,000 New York State Dormitory Authority
           Revenue, Series B, VRDN................ A1/AA-     5.25   11/15/23   3,814,020
                                                                              -----------
                                                                                8,371,266
                                                                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                   Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                            Ratings*   Rate     Date      Value
----------                                         -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Transportation--9.0%
$4,470,000 Metropolitan Washington Airports
           Authority, General Airport Revenue,
           Series B, MBIA Insured+................ Aaa/AAA    5.25%  10/01/12 $ 4,604,458
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+.................. Aaa/AAA    5.25   10/01/17   2,226,294
 3,340,000 New Jersey State Transportation Trust
           Fund Authority Revenue................. Aaa/AAA    5.50   6/15/22    3,633,586
 5,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, MBIA Insured+....... Aaa/AAA    5.50   1/01/25    5,259,550
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+....... Aaa/AAA    5.00   1/01/19    1,035,820
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA-IBC Insured+... Aaa/AAA    6.50   1/01/08    1,246,716
 2,610,000 New Mexico State Transportation
           Commission, Series B................... Aa2/AA-    5.13   6/15/10    2,668,725
                                                                              -----------
                                                                               20,675,149
                                                                              -----------
           Utilities--7.9%
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+............................... Aaa/AAA    5.50   7/01/13    1,073,000
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, Series A, FSA
           Insured+............................... Aaa/AAA    5.00   12/01/15   2,570,250
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B......  A3/A-     5.25   12/01/12   4,230,120
 2,000,000 Michigan Municipal Bond Authority
           Revenue, Clean Water Revolving Fund.... Aaa/AAA    5.25   10/01/18   2,099,380
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+................ Aaa/AAA    5.25   1/01/14      143,765

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date       Value
----------                                               -------- --------  -------- ------------
           Municipal Bonds (Continued)
$2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D..................................... Aaa/AAA    5.00%   6/15/21  $  2,066,080
 2,000,000 New York State Power Authority, Series A..... Aa2/AA-    5.00    11/15/19    2,073,060
 2,365,000 Omaha, Nebraska, Public Power District,
           Series A.....................................  NR/AA     7.63    2/01/12     2,613,916
 1,320,000 Rhode Island Clean Water Protection
           Finance Agency, Series A..................... Aaa/AAA    5.00    10/01/11    1,370,543
                                                                                     ------------
                                                                                       18,240,114
                                                                                     ------------
           Waste Management--0.4%
 1,000,000 Connecticut State Resource Recovery
           Authority, Series A, MBIA Insured+........... Aaa/AAA    5.50    11/15/12    1,025,260
                                                                                     ------------
           Total Municipal Bonds
           (Cost $227,271,317)..........................                              225,958,344
                                                                                     ------------
Number of
 Shares
----------
           Tax-exempt Money Market Fund--4.0%
 9,243,742 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $9,243,742)............................            3.63(b)             9,243,742
                                                                                     ------------
           Total Investments
           (Cost $236,515,059)(c)--102.3%...............                              235,202,086
           Liabilities in excess of other assets--(2.3%)                               (5,399,348)
                                                                                     ------------
           Net Assets--100.0%...........................                             $229,802,738
                                                                                     ------------

AMBAC   American Municipal Bond Assurance Corp.
ETM     Escrowed to maturity.
FGIC    Financial Guaranty Insurance Company.
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2006 (Unaudited)

FSA     Financial Security Assurance.
GNMA    Government National Mortgage Association.
MBIA    Municipal Bond Investors Assurance.
MBIA-IBCMunicipal Bond Investors Assurance-Insured Bond Certificate.
NR      Not Rated.
PSF-GRD Permanent School Fund Guarantee.
VRDN Variable Rate Demand Note, rate shown is in effect at June 30, 2006. Date Represents ultimate maturity.
XLCA    XL Capital Assurance, Inc.
*       Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2006.
(b)     Represents annualized 7 day yield at June 30, 2006.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $1,312,973 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,566,796 and aggregate gross unrealized depreciation of $2,879,769.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         June 30, 2006 (Unaudited)


                                                                % of
                                                               Total
                                                   Value     Net Assets
                                               ------------  ----------
         Alaska............................... $  1,941,300      0.8%
         California...........................    7,145,349      3.1
         Colorado.............................    4,492,966      1.9
         Connecticut..........................    2,360,658      1.0
         District of Columbia.................    2,629,125      1.1
         Florida..............................    6,229,380      2.7
         Illinois.............................   17,761,870      7.7
         Indiana..............................    3,636,008      1.6
         Maine................................    3,725,465      1.6
         Maryland.............................    2,502,282      1.1
         Michigan.............................    2,099,380      0.9
         Minnesota............................    3,865,322      1.7
         Missouri.............................    3,199,731      1.4
         Montana..............................    1,321,244      0.6
         Nebraska.............................    8,865,884      3.9
         Nevada...............................    1,291,903      0.6
         New Hampshire........................    2,226,294      1.0
         New Jersey...........................   15,450,714      6.7
         New Mexico...........................    2,668,725      1.2
         New York.............................   46,771,264     20.3
         North Carolina.......................   21,473,944      9.5
         Ohio.................................   10,607,221      4.6
         Oklahoma.............................    5,309,408      2.3
         Oregon...............................    5,341,600      2.3
         Pennsylvania.........................    3,085,730      1.3
         Puerto Rico..........................    1,041,480      0.4
         Rhode Island.........................    1,370,543      0.6
         Tennessee............................    2,913,338      1.3
         Texas................................   31,743,660     13.8
         Vermont..............................      777,689      0.3
         Virginia.............................    1,735,063      0.8
         Washington...........................    9,617,546      4.2
                                               ------------    -----
         Total value of investments...........  235,202,086    102.3
         Liabilities in excess of other assets   (5,399,348)    (2.3)
                                               ------------    -----
         Net Assets........................... $229,802,738    100.0%
                                               ------------    -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

        Assets:
          Non-affiliated investments at market value,
           (Cost $227,271,317)........................... $225,958,344
          Affiliated investments at market value,
           (Cost $9,243,742).............................    9,243,742
          Receivables:
           Investments sold..............................    9,288,776
           Interest......................................    3,328,479
           Capital stock sold............................      100,000
          Other assets...................................       15,513
                                                          ------------
           Total Assets..................................  247,934,854
                                                          ------------
        Liabilities:
          Due to custodian...............................       73,502
          Payables:
           Investments sold..............................   17,495,342
           Dividends.....................................      211,527
           Capital stock repurchased.....................      158,715
           Services provided by The Bank of
            New York.....................................      117,595
          Accrued expenses and other liabilities.........       75,435
                                                          ------------
           Total Liabilities.............................   18,132,116
                                                          ------------
        Net Assets:...................................... $229,802,738
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $     23,705
          Paid in capital................................  230,475,325
          Undistributed net investment income............       33,571
          Accumulated net realized gain on
           investments...................................      583,110
          Net unrealized depreciation on
           investments...................................   (1,312,973)
                                                          ------------
        Net Assets....................................... $229,802,738
                                                          ------------
        Class A Shares:
          Net assets..................................... $  1,529,049
                                                          ------------
          Shares outstanding.............................      157,390
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.72
          Maximum sales charge--4.25% of public
           offering price................................         0.43
                                                          ------------
          Maximum offering price......................... $      10.15
                                                          ------------
        Institutional Shares:
          Net assets..................................... $228,273,689
                                                          ------------
          Shares outstanding.............................   23,547,907
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.69
                                                          ------------
        Class A Shares authorized @ $0.001 par
         value...........................................  200,000,000
        Institutional Shares authorized @ $0.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

           Investment Income:
             Interest.................................. $ 4,746,619
             Interest from affiliated fund.............      27,037
                                                        -----------
                                                          4,773,656
                                                        -----------
           Expenses:
             Advisory..................................     595,742
             Administration............................     119,148
             Transfer agent............................      31,391
             Reports to shareholders...................      13,957
             Directors.................................      12,816
             Custodian.................................      12,532
             Registration and filings..................       9,804
             Legal.....................................       8,200
             Audit.....................................       6,767
             Insurance.................................       4,022
             12b-1 fee--Class A Shares.................       2,115
             Cash management...........................       1,617
             Other.....................................       9,812
                                                        -----------
              Total Expenses...........................     827,923
                                                        -----------
              Net Investment Income....................   3,945,733
                                                        -----------
           Realized and Unrealized Gain (Loss)
            on Investments:
             Net realized gain on investments..........     410,275
             Decrease in unrealized appreciation/
              depreciation on investments..............  (4,395,878)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (3,985,603)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $   (39,870)
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                                   Six Months Ended
                                                                                                    June 30, 2006
                                                                                                     (Unaudited)
                                                                                                   ----------------
Operations:
  Net investment income...........................................................................   $  3,945,733
  Net realized gain on investments................................................................        410,275
  Decrease in unrealized appreciation/depreciation on investments.................................     (4,395,878)
                                                                                                     ------------
   Net increase (decrease) in net assets resulting from operations................................        (39,870)
                                                                                                     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares............................................        (25,843)
                          Institutional Shares....................................................     (3,917,054)
  Distributions from capital gains: Class A Shares................................................             --
                     Institutional Shares.........................................................             --
                                                                                                     ------------
                                                                                                       (3,942,897)
                                                                                                     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................................        438,571
                     Institutional Shares.........................................................      8,533,240
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares....................................................          6,971
                    Institutional Shares..........................................................        134,355
  Value of capital stock repurchased: Class A Shares..............................................       (554,595)
                      Institutional Shares........................................................    (23,692,521)
                                                                                                     ------------
  Net decrease in net assets resulting from capital stock transactions............................    (15,133,979)
                                                                                                     ------------
   Decrease in Net Assets.........................................................................    (19,116,746)
Net Assets:
  Beginning of year...............................................................................    248,919,484
                                                                                                     ------------
  End of period (includes undistributed net investment income of $33,571 at
   June 30, 2006 and $30,735 at December 31, 2005)................................................   $229,802,738
                                                                                                     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................................         44,326
         Institutional Shares.....................................................................        869,800
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares..............................................................            708
              Institutional Shares................................................................         13,709
  Shares repurchased: Class A Shares..............................................................        (56,397)
              Institutional Shares................................................................     (2,416,112)
                                                                                                     ------------
   Net decrease...................................................................................     (1,543,966)
  Shares outstanding, beginning of year...........................................................     25,249,263
                                                                                                     ------------
  Shares outstanding, end of period...............................................................     23,705,297
                                                                                                     ------------

                                                                                                      Year Ended
                                                                                                   December 31, 2005
                                                                                                   -----------------
Operations:
  Net investment income...........................................................................   $  8,439,244
  Net realized gain on investments................................................................      1,419,016
  Decrease in unrealized appreciation/depreciation on investments.................................     (6,185,685)
                                                                                                     ------------
   Net increase (decrease) in net assets resulting from operations................................      3,672,575
                                                                                                     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares............................................        (55,395)
                          Institutional Shares....................................................     (8,355,424)
  Distributions from capital gains: Class A Shares................................................        (10,398)
                     Institutional Shares.........................................................     (1,556,978)
                                                                                                     ------------
                                                                                                       (9,978,195)
                                                                                                     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................................         32,988
                     Institutional Shares.........................................................     19,090,411
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares....................................................         27,647
                    Institutional Shares..........................................................      1,760,572
  Value of capital stock repurchased: Class A Shares..............................................       (730,387)
                      Institutional Shares........................................................    (34,512,845)
                                                                                                     ------------
  Net decrease in net assets resulting from capital stock transactions............................    (14,331,614)
                                                                                                     ------------
   Decrease in Net Assets.........................................................................    (20,637,234)
Net Assets:
  Beginning of year...............................................................................    269,556,718
                                                                                                     ------------
  End of period (includes undistributed net investment income of $33,571 at
   June 30, 2006 and $30,735 at December 31, 2005)................................................   $248,919,484
                                                                                                     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................................          3,284
         Institutional Shares.....................................................................      1,907,994
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares..............................................................          2,767
              Institutional Shares................................................................        178,403
  Shares repurchased: Class A Shares..............................................................        (72,494)
              Institutional Shares................................................................     (3,464,172)
                                                                                                     ------------
   Net decrease...................................................................................     (1,444,218)
  Shares outstanding, beginning of year...........................................................     26,693,481
                                                                                                     ------------
  Shares outstanding, end of period...............................................................     25,249,263
                                                                                                     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                 Class A Shares
                                            -------------------------------------------------------
                                            Six Months Ended         Year Ended December 31,
                                             June 30, 2006   --------------------------------------
                                              (Unaudited)     2005    2004    2003    2002   2001(a)
                                            ---------------- ------  ------  ------  ------  -------
PER SHARE DATA:
Net asset value at beginning of year.......      $ 9.88      $10.12  $10.30  $10.49  $10.03  $10.02
                                                 ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income/(b)/.................        0.15        0.29    0.29    0.31    0.32    0.38
Net realized and unrealized gain (loss) on
  investments..............................       (0.16)      (0.18)  (0.09)   0.02    0.59    0.05
                                                 ------      ------  ------  ------  ------  ------
 Total from investment operations..........       (0.01)       0.11    0.20    0.33    0.91    0.43
                                                 ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income.......       (0.15)      (0.29)  (0.29)  (0.32)  (0.35)  (0.37)
Distributions from capital gains...........          --       (0.06)  (0.09)  (0.20)  (0.10)  (0.05)
                                                 ------      ------  ------  ------  ------  ------
 Total dividends and distributions.........       (0.15)      (0.35)  (0.38)  (0.52)  (0.45)  (0.42)
                                                 ------      ------  ------  ------  ------  ------
Net asset value at end of period...........      $ 9.72      $ 9.88  $10.12  $10.30  $10.49  $10.03
                                                 ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/...............................       (0.11)%      1.17%   1.98%   3.19%   9.28%   4.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $1,529      $1,667  $2,380  $2,847  $2,897  $  533
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.94%*      0.94%   1.01%   1.04%   1.04%   1.04%
 Expenses, prior to waiver from The Bank of
   New York................................        0.94%*      0.94%   1.02%   1.04%   1.05%   1.06%
 Net investment income, net of waiver from
   The Bank of New York....................        3.06%*      2.95%   2.87%   2.97%   3.44%   3.68%
Portfolio turnover rate....................          12%         41%     31%     36%     34%     24%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain (loss) on investments per share by $0.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                  Institutional Shares
                                           -----------------------------------------------------------------
                                           Six Months Ended              Year Ended December 31,
                                            June 30, 2006   ------------------------------------------------
                                             (Unaudited)      2005      2004      2003      2002     2001(a)
                                           ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year......     $   9.86     $  10.10  $  10.28  $  10.45  $  10.02  $  10.01
                                               --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income/(b)/................         0.16         0.32      0.32      0.34      0.38      0.40
Net realized and unrealized gain (loss) on
 investments..............................        (0.17)       (0.18)    (0.09)     0.04      0.53      0.06
                                               --------     --------  --------  --------  --------  --------
  Total from investment operations........        (0.01)        0.14      0.23      0.38      0.91      0.46
                                               --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income......        (0.16)       (0.32)    (0.32)    (0.35)    (0.38)    (0.40)
Distributions from capital gains..........           --        (0.06)    (0.09)    (0.20)    (0.10)    (0.05)
                                               --------     --------  --------  --------  --------  --------
  Total dividends and distributions.......        (0.16)       (0.38)    (0.41)    (0.55)    (0.48)    (0.45)
                                               --------     --------  --------  --------  --------  --------
Net asset value at end of period..........     $   9.69     $   9.86  $  10.10  $  10.28  $  10.45  $  10.02
                                               --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset
 value/(c)/...............................        (0.10)%       1.42%     2.23%     3.65%     9.24%     4.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $228,274     $247,252  $267,177  $277,390  $281,046  $252,992
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................         0.69%*       0.69%     0.76%     0.79%     0.79%     0.79%
  Expenses, prior to waiver from The
   Bank of New York.......................         0.69%*       0.69%     0.77%     0.79%     0.79%     0.81%
  Net investment income, net of waiver
   from The Bank of New York..............         3.31%*       3.21%     3.12%     3.22%     3.70%     3.93%
Portfolio turnover rate...................           12%          41%       31%       36%       34%       24%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $0.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date    Value
---------                                               -------- -------- -------- --------
          Municipal Bonds--97.6%
          California--8.3%
$200,000  Golden State Tobacco Securization Corp.......   A2/A     5.00%  6/01/45  $198,972
 200,000  Poway Unified School District, Community
          Facilities District 14-A.....................  NR/NR     5.25   9/01/36   198,190
                                                                                   --------
                                                                                    397,162
                                                                                   --------
          Colorado--4.1%
 200,000  University of Colorado Hospital Authority.... Baa1/NR    5.00   11/15/37  195,070
                                                                                   --------
          Florida--4.1%
 200,000  Brevard County Health Facilities Authority...   A2/A     5.00   4/01/34   199,330
                                                                                   --------
          Illinois--2.1%
 100,000  Illinois Housing Development-Authority.......  Aa2/AA    5.60   8/01/32   101,995
                                                                                   --------
          Iowa--4.1%
 200,000  Iowa Higher Education Loan Authority.........  NR/NR     5.25   10/01/30  197,550
                                                                                   --------
          Kansas--9.4%
 200,000  Salina, Kansas...............................  A1/NR     5.00   10/01/36  200,904
 100,000  Sedgwick & Shawnee Counties, Kansas,
          GNMA/FNMA Insured+...........................  Aaa/NR    5.75   12/01/37  106,223
 135,000  Sedgwick & Shawnee Counties, Kansas,
          GNMA/FNMA Insured+...........................  Aaa/NR    5.75   12/01/37  143,373
                                                                                   --------
                                                                                    450,500
                                                                                   --------
          Massachusetts--4.1%
 200,000  Massachusetts Health & Educational Facilities
          Authority.................................... Baa2/BBB   5.00   7/01/33   195,650
                                                                                   --------
          Mississippi--4.9%
 200,000  Lowndes County-Solid Waste Disposal..........   A2/A     6.80   4/01/22   235,698
                                                                                   --------
          Nevada--4.1%
 200,000  Henderson Local Improvement District
          No. T-18.....................................  NR/NR     5.30   9/01/35   195,056
                                                                                   --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2006 (Unaudited)

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date    Value
---------                                               --------- -------- -------- --------
          Municipal Bonds (Continued)
          New Hampshire--4.1%
$200,000  New Hampshire Health & Educational
          Facilities Authority......................... Baa1/BBB+   5.00%  7/01/36  $196,340
                                                                                    --------
          New Jersey--2.2%
 100,000  Tobacco Settlement Financing Corp............ Baa3/BBB    6.13   6/01/42   105,961
                                                                                    --------
          New Mexico--4.0%
 200,000  Farmington Pollution Control Revenue......... Baa2/BBB    4.88   4/01/33   194,022
                                                                                    --------
          New York--4.2%
 200,000  Long Island Power Authority Electrical System
          Revenue......................................   A3/A-     5.00   12/01/35  202,176
                                                                                    --------
          Puerto Rico--11.4%
 250,000  Puerto Rico Highway & Transportation
          Authority.................................... Baa3/BBB+   5.00   7/01/42   248,344
 200,000  Puerto Rico Industrial Tourist Educational
          Medical & Environmental Control Facilities
          Financing Authority..........................  NR/BBB-    5.00   3/01/36   199,372
 100,000  Puerto Rico Public Buildings Authority....... Baa3/BBB    5.25   7/01/25   103,044
                                                                                    --------
                                                                                     550,760
                                                                                    --------
          South Carolina--2.3%
 100,000  Tobacco Settlement Revenue Management
          Authority.................................... Baa3/BBB    6.38   5/15/30   110,129
                                                                                    --------
          Tennessee--4.3%
 200,000  Johnson City Health & Educational Facilities
          Board........................................ Baa2/BBB+   5.50   7/01/36   205,576
                                                                                    --------
          Texas--12.5%
 200,000  Alliance Airport Authority, Inc.............. Baa2/BBB    4.85   4/01/21   195,210
 200,000  Gulf Coast Waste Disposal Authority.......... Baa3/BBB    6.10   8/01/24   212,704
 200,000  Gulf Coast Waste Disposal Authority..........  NR/BBB     5.20   5/01/28   197,748
                                                                                    --------
                                                                                     605,662
                                                                                    --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2006 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest  Maturity
 Amount                                             Ratings*   Rate      Date     Value
---------                                           -------- --------  -------- ----------
          Municipal Bonds (Continued)
          West Virginia--3.1%
$150,000  Monongalia County Building Commission
          Hospital.................................  NR/A-     5.00%   7/01/30  $  146,921
                                                                                ----------
          Wisconsin--4.3%
 200,000  Wisconsin Health & Educational Facilities
          Authority................................ NR/BBB+    5.38    2/15/34     204,650
                                                                                ----------
          Total Municipal Bonds
          (Cost $4,744,644)........................                              4,690,208
                                                                                ----------
NUMBER OF
 SHARES
---------
          Tax-exempt Money Market Fund--1.7%
  83,077  BNY Hamilton New York Tax-Exempt
          Money Fund (Hamilton Shares)
          (Cost $83,077)...........................            3.63(a)              83,077
                                                                                ----------
          Total Investments
          (Cost $4,827,721)(b)--99.3%..............                              4,773,285
          Other assets less liabilities--0.7%......                                 35,514
                                                                                ----------
          Net Assets--100.0%.......................                             $4,808,799
                                                                                ----------

FNMA  Federal National Mortgage Association.
GNMA  Government National Mortgage Association.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at June 30, 2006.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $54,436 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,704 and aggregate gross unrealized depreciation of $59,140.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated Investments at market value,
             (Cost $4,744,644).......................... $  4,690,208
            Affiliated investments at market value,
             (Cost $83,077).............................       83,077
            Receivables:
             Interest...................................       63,018
             Due from Advisor...........................       12,635
            Other assets................................          884
                                                         ------------
             Total Assets...............................    4,849,822
                                                         ------------
          Liabilities:
            Payables:
             Dividends..................................        5,542
             Investments purchased......................        4,836
             Services provided by The Bank of
              New York..................................        1,521
            Accrued expenses and other liabilities......       29,124
                                                         ------------
             Total Liabilities..........................       41,023
                                                         ------------
          NET ASSETS:................................... $  4,808,799
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $        486
            Paid in capital.............................    4,875,242
            Accumulated net realized loss on
             investments................................      (12,493)
            Net unrealized depreciation on
             investments................................      (54,436)
                                                         ------------
          Net Assets.................................... $  4,808,799
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  4,808,799
                                                         ------------
            Shares outstanding..........................      485,750
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       9.90
                                                         ------------
          Institutional Shares authorized @ $0.001 par
           value........................................  200,000,000

* Commencement of investment operations.

                            Statement of Operations

       For the period January 3, 2006* through June 30, 2006 (Unaudited)

             Investment Income:
               Interest.................................. $ 86,432
               Interest from affiliated fund.............    7,133
                                                          --------
                                                            93,565
                                                          --------
             Expenses:
               Directors.................................   13,075
               Reports to shareholders...................   12,723
               Advisory..................................   10,034
               Audit.....................................    7,703
               Transfer agent............................    5,737
               Administration............................    2,007
               Custodian.................................    1,554
               Legal.....................................    1,512
               Registration and filings..................    1,212
               Cash management...........................      620
               Other.....................................    4,418
                                                          --------
                Total Expenses...........................   60,595
               Fees waived by The Bank of New York
                (Note 3).................................  (44,742)
                                                          --------
                Net Expenses.............................   15,853
                                                          --------
                Net Investment Income....................   77,712
                                                          --------
             Realized and Unrealized Loss on
              Investments:
               Net realized loss on investments..........  (12,493)
               Decrease in unrealized appreciation/
                depreciation on investments..............  (54,436)
                                                          --------
               Net realized and unrealized loss on
                investments..............................  (66,929)
                                                          --------
               Net increase in net assets resulting from
                operations............................... $ 10,783
                                                          --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Statement of Changes in Net Assets

                                                                                   For the period
                                                                                  January 3, 2006*
                                                                                      through
                                                                                   June 30, 2006
                                                                                    (Unaudited)
                                                                                  ----------------
Operations:
  Net investment income..........................................................   $    77,712
  Net realized loss on investments...............................................       (12,493)
  Decrease in unrealized appreciation/depreciation on investments................       (54,436)
                                                                                    -----------
   Net increase in net assets resulting from operations..........................        10,783
                                                                                    -----------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.....................       (77,712)
                                                                                    -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.........................     8,297,285
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.        50,948
  Value of capital stock repurchased: Institutional Shares.......................    (3,472,505)
                                                                                    -----------
   Net increase in net assets resulting from capital stock transactions..........     4,875,728
                                                                                    -----------
     Increase in Net Assets......................................................     4,808,799
Net Assets:
  Beginning of period............................................................            --
                                                                                    -----------
  End of period..................................................................   $ 4,808,799
                                                                                    -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..............................................       826,722
  Shares issued on reinvestment of dividends: Institutional Shares...............         5,083
  Shares repurchased: Institutional Shares.......................................      (346,055)
                                                                                    -----------
   Net increase..................................................................       485,750
  Shares outstanding, beginning of period........................................            --
                                                                                    -----------
  Shares outstanding, end of period..............................................       485,750
                                                                                    -----------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Financial Highlights

                                                                Institutional Shares
                                                                ---------------------
                                                                   For the period
                                                                  January 3, 2006*
                                                                through June 30, 2006
                                                                     (Unaudited)
                                                                ---------------------
PER SHARE DATA:
Net asset value at beginning of period.........................        $10.00
                                                                       ------
Gain (loss) from investment operations
Net investment income/(a)/.....................................          0.18
Net realized and unrealized loss on investments................         (0.11)
                                                                       ------
 Total from investment operations..............................          0.07
                                                                       ------
Dividends
Dividends from net investment income...........................         (0.17)
                                                                       ------
Net asset value at end of period...............................        $ 9.90
                                                                       ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/..........          0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................        $4,809
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............          0.79%**
 Expenses, prior to waiver from The Bank of New York...........          3.02%**
 Net investment income, net of waiver from The Bank of New York          3.87%**
Portfolio turnover rate........................................            67%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                  VALUE
----------                            -----------
           United States Government
           Agencies & Obligations--44.5%
           Federal Home Loan Mortgage Corp.--13.9%
$1,400,000 5.75%, 4/15/08............ $ 1,406,150
   625,000 5.125%, 7/15/12...........     613,063
 1,237,626 4.50%, 5/01/19............   1,170,602
 1,537,890 5.00%, 11/01/19...........   1,483,693
   247,988 5.50%, 10/01/20...........     243,315
   350,000 6.25%, 7/15/32............     379,957
 6,653,572 5.00%, 9/01/35............   6,218,610
                                      -----------
                                       11,515,390
                                      -----------
           Federal National Mortgage
           Association--6.0%
 2,375,000 3.25%, 2/15/09............   2,249,075
   100,000 7.25%, 1/15/10............     105,676
 1,225,000 4.375%, 3/15/13...........   1,148,082
   650,000 5.125%, 1/02/14...........     623,822
   200,000 5.00%, 4/15/15............     193,361
   300,000 6.25%, 5/15/29............     324,440
   294,519 6.00%, 1/01/32............     291,144
                                      -----------
                                        4,935,600
                                      -----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38............     177,871
                                      -----------
           United States Treasury Bonds--2.2%
 1,225,000 7.625%, 2/15/25...........   1,555,750
   275,000 5.375%, 2/15/31...........     279,748
                                      -----------
                                        1,835,498
                                      -----------
           United States Treasury Notes--22.2%
 5,000,000 5.625%, 5/15/08...........   5,039,456
 3,675,000 4.75%, 11/15/08...........   3,642,127
   425,000 6.00%, 8/15/09............     435,608
 2,900,000 5.75%, 8/15/10............   2,971,253

PRINCIPAL
 AMOUNT                                VALUE
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$1,700,000 5.00%, 8/15/11.......... $ 1,694,886
   350,000 4.875%, 2/15/12.........     346,172
   725,000 4.00%, 2/15/15..........     668,076
 2,350,000 4.25%, 8/15/15..........   2,198,810
 1,400,000 4.50%, 2/15/16..........   1,331,969
                                    -----------
                                     18,328,357
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $37,986,336)......  36,792,716
                                    -----------
           Mortgage-Backed
           Securities--22.1%
           Federal Home Loan Mortgage Corp.--13.6%
       884 Gold Pool #E00162
           7.00%, 10/01/07.........         888
     3,318 Gold Pool #E20195
           7.50%, 9/01/10..........       3,405
       347 Gold Pool #G10573
           7.50%, 9/01/11..........         358
     6,951 Gold Pool #E65603
           7.00%, 10/01/11.........       7,091
    12,777 Pool #D93193
           6.50%, 12/01/12.........      12,940
    24,637 Gold Pool #E68391
           7.00%, 12/01/12.........      25,210
    20,393 Gold Pool #C90017
           6.50%, 4/01/13..........      20,643
   105,154 Gold Pool #E00635
           6.50%, 3/01/14..........     106,358
    50,147 Gold Pool #E00720
           6.00%, 7/01/14..........      50,219

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                      VALUE
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$ 10,132  Pool #275438
          7.50%, 8/01/16... $ 10,431
  27,020  Pool #170215
          8.00%, 2/01/17...   28,273
  21,835  Gold Pool #C90188
          7.00%, 10/01/17..   22,454
   2,916  Pool #555217
          8.50%, 10/01/18..    3,083
       1  Gold Pool #B11591
          5.00%, 1/01/19...        1
  66,552  Gold Pool #D93193
          6.50%, 3/01/19...   67,467
 551,740  Gold Pool #B19238
          4.50%, 5/01/20...  520,904
  10,429  Gold Pool #C90349
          8.00%, 7/01/20...   11,002
 416,894  Gold Pool #C90562
          6.00%, 7/01/22...  415,425
  51,252  Pool #D51845
          5.50%, 4/01/24...   49,477
   6,248  Gold Pool #C80166
          7.50%, 4/01/24...    6,487
  52,756  Gold Pool #D54110
          7.50%, 6/01/24...   54,778
  25,788  Gold Pool #G00331
          7.00%, 12/01/24..   26,477
  14,496  Gold Pool #C00453
          6.50%, 4/01/26...   14,649
  12,057  Gold Pool #D76456
          7.50%, 12/01/26..   12,521
   5,424  Gold Pool #G00752
          7.50%, 8/01/27...    5,632
  91,367  Gold Pool #C20273
          6.00%, 6/01/28...   90,446

PRINCIPAL
 AMOUNT                         VALUE
----------                   -----------
           Mortgage-Backed Securities
           (Continued)
$    5,365 Gold Pool #C00664
           7.50%, 9/01/28... $     5,567
    14,657 Gold Pool #C00658
           6.50%, 10/01/28..      14,815
    34,845 Gold Pool #C19286
           6.00%, 12/01/28..      34,472
    10,082 Gold Pool #C20338
           6.00%, 1/01/29...       9,974
    67,404 Gold Pool #G01169
           5.50%, 1/01/30...      65,070
    19,902 Gold Pool #C01024
           7.50%, 7/01/30...      20,603
    63,055 Gold Pool #C61574
           5.50%, 12/01/31..      60,838
    98,167 Gold Pool #C62800
           6.00%, 1/01/32...      97,076
   846,446 Gold Pool #C69955
           6.50%, 8/01/32...     854,403
   451,695 Gold Pool #C70842
           6.00%, 9/01/32...     446,402
   318,126 Gold Pool #C76042
           6.00%, 1/01/33...     314,398
   274,267 Gold Pool #G01564
           6.00%, 4/01/33...     271,217
 4,481,941 Gold Pool #A15088
           5.50%, 10/01/33..   4,323,855
   352,295 Gold Pool #G01740
           5.50%, 12/01/34..     339,269
 2,665,160 Gold Pool #G08061
           5.50%, 6/01/35...   2,561,528
   233,261 Gold Pool #A37615
           5.50%, 9/01/35...     224,191
                             -----------
                              11,210,297
                             -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                              VALUE
---------                           --------
          Mortgage-Backed Securities
          (Continued)
          Federal National Mortgage
          Association--4.8%
$ 17,045  Pool #303851
          7.00%, 4/01/11........... $ 17,302
   5,280  Pool #313895
          6.50%, 12/01/12..........    5,355
   5,602  Pool #50820
          8.00%, 2/01/13...........    5,820
  79,686  Pool #449294
          5.50%, 2/01/14...........   78,366
  39,802  Pool #190663
          7.00%, 3/01/14...........   40,928
  52,876  Pool #598032
          6.00%, 8/01/14...........   52,909
     272  Pool #527268
          7.00%, 11/01/14..........      279
  94,597  Pool #535633
          5.50%, 12/01/14..........   93,008
  61,218  Pool #535377
          8.00%, 6/01/15...........   64,235
  47,571  Pool #553721
          8.50%, 9/01/15...........   50,032
   6,596  Pool #350055
          8.00%, 4/01/16...........    6,603
  67,942  Pool #6222
          9.00%, 4/01/16...........   70,421
   8,175  Pool #408241
          6.00%, 2/01/18...........    8,151
 166,034  Pool #713562
          5.00%, 4/01/18...........  161,181
 156,635  Pool #254802
          4.50%, 7/01/18...........  148,395

PRINCIPAL
 AMOUNT                     VALUE
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$334,872  Pool #254044
          6.50%, 10/01/21. $338,905
 139,438  Pool #254232
          6.50%, 3/01/22..  141,083
  27,091  Pool #50544
          8.00%, 3/01/22..   28,564
   9,422  Pool #50774
          7.00%, 8/01/23..    9,667
  14,926  Pool #406605
          6.00%, 5/01/24..   14,771
  19,784  Pool #326556
          6.50%, 10/01/25.   19,985
  62,812  Pool #406382
          7.25%, 11/01/25.   64,592
  68,839  Pool #335054
          6.00%, 1/01/26..   68,553
   6,030  Pool #313275
          7.50%, 4/01/26..    6,256
  41,801  Pool #545646
          7.00%, 9/01/26..   42,868
   4,995  Pool #421027
          7.50%, 11/01/26.    5,176
  20,933  Pool #251498
          6.50%, 2/01/28..   21,153
  47,059  Pool #494507
          5.00%, 11/01/28.   44,202
  15,660  Pool #252333
          6.00%, 1/01/29..   15,581
  20,357  Pool #252211
          6.00%, 1/01/29..   20,135
  13,479  Pool #323824
          8.00%, 5/01/29..   14,260

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                      VALUE
---------                  ----------
          Mortgage-Backed Securities
          (Continued)
$  2,178  Pool #253395
          8.50%, 7/01/30.. $    2,340
   2,861  Pool #190312
          6.50%, 4/01/31..      2,887
   3,275  Pool #589646
          6.50%, 6/01/31..      3,305
 110,280  Pool #661452
          6.50%, 7/01/32..    111,862
 138,566  Pool #703726
          5.00%, 2/01/33..    130,156
 525,999  Pool #789291
          4.50%, 5/01/33..    478,297
  77,909  Pool #756744
          5.00%, 12/01/33.     73,180
 113,924  Pool #757503
          5.50%, 2/01/34..    109,715
 533,914  Pool #725762
          6.00%, 8/01/34..    527,140
 397,001  Pool #255412
          6.00%, 10/01/34.    391,533
 147,527  Pool #735224
          5.50%, 2/01/35..    142,319
 322,565  Pool #827804
          6.00%, 3/01/35..    318,869
                           ----------
                            3,950,339
                           ----------
          Government National Mortgage
          Association--3.7%
  10,209  Pool #359959
          6.50%, 12/15/08.     10,264
  93,181  Pool #421769
          7.50%, 9/15/11..     96,232

PRINCIPAL
 AMOUNT                     VALUE
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$ 38,256  Pool #490725
          6.00%, 10/15/13. $ 38,470
  16,697  Pool #469940
          6.00%, 1/15/14..   16,816
   4,310  Pool #434573
          7.50%, 10/15/14.    4,499
  72,434  Pool #569502
          5.00%, 1/15/17..   70,344
  40,637  Pool #569626
          6.00%, 2/15/17..   40,952
  14,524  Pool #203737
          8.00%, 2/15/17..   15,278
 418,689  Pool #596648
          5.00%, 10/15/17.  406,612
 296,053  Pool #591765
          5.00%, 10/15/17.  287,513
  96,805  Pool #604957
          4.50%, 1/15/19..   92,275
 105,159  Pool #582985
          4.50%, 6/15/19..  100,237
 557,352  Pool #649466
          5.50%, 9/15/20..  550,774
  50,365  Pool #780021
          7.50%, 12/15/23.   52,661
   3,381  Pool #2038
          8.50%, 7/20/25..    3,641
  29,192  Pool #430097
          8.25%, 10/15/26.   31,143
  12,261  Pool #780585
          8.25%, 6/15/27..   13,071
   3,668  Pool #412334
          7.00%, 10/15/27.    3,789

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                            VALUE
---------                       -----------
          Mortgage-Backed Securities
          (Continued)
$  4,674  Pool #2547
          6.50%, 2/20/28....... $     4,729
   1,185  Pool #464686
          6.50%, 7/15/28.......       1,204
   3,974  Pool #482878
          7.00%, 12/15/28......       4,100
 100,852  Pool #780958
          6.00%, 1/15/29.......     100,291
  48,331  Pool #487634
          6.50%, 8/15/29.......      49,068
   2,759  Pool #516531
          8.00%, 5/15/30.......       2,929
      67  Pool #511772
          8.00%, 11/15/30......          71
     153  Pool #485393
          7.00%, 4/15/31.......         157
  12,010  Pool #471763
          6.50%, 5/15/31.......      12,176
   9,914  Pool #551101
          6.00%, 11/15/31......       9,849
 396,163  Pool #622630
          5.50%, 11/15/33......     384,476
 263,933  Pool #628058
          5.50%, 12/15/33......     256,146
  61,606  Pool #3662
          3.50%, 5/20/34.......      51,981
 406,834  Pool #640904
          5.00%, 4/15/35.......     385,158
                                -----------
                                  3,096,906
                                -----------
          Total Mortgage-Backed
          Securities
          (Cost $18,899,715)...  18,257,542
                                -----------

PRINCIPAL
 AMOUNT                                 VALUE
---------                             ----------
          Corporate Bonds--21.2%
          Aerospace/Defense--0.4%
$125,000  General Dynamics Corp.
          4.25%, 5/15/13............. $  114,239
  75,000  Lockheed Martin Corp.
          8.50%, 12/01/29............     94,398
 125,000  Raytheon Co.
          4.85%, 1/15/11.............    120,370
                                      ----------
                                         329,007
                                      ----------
          Auto Manufacturers--0.3%
 225,000  DaimlerChrysler NA
          Holdings
          6.50%, 11/15/13............    224,878
                                      ----------
          Banks--2.0%
 325,000  Bank of America Corp.
          5.375%, 6/15/14............    314,592
 100,000  BB&T Corp.
          5.25%, 11/01/19............     92,256
 200,000  Fifth Third Bank
          4.20%, 2/23/10.............    190,641
 200,000  Mercantile Bankshares Corp.
          4.625%, 4/15/13............    187,323
 150,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14............    141,721
 225,000  U.S. Bank NA
          4.95%, 10/30/14............    210,762
 200,000  Wachovia Corp.
          5.25%, 8/01/14.............    190,752
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    313,430
                                      ----------
                                       1,641,477
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                VALUE
---------                             --------
          Beverages--0.3%
$125,000  Coca-Cola Enterprises, Inc.
          8.50%, 2/01/22............. $153,366
  75,000  Diageo Finance BV
          (Netherlands)
          5.30%, 10/28/15............   70,915
                                      --------
                                       224,281
                                      --------
          Chemicals--0.4%
 300,000  du Pont (E.I.) de Nemours &
          Co.
          6.875%, 10/15/09...........  310,963
                                      --------
          Computers--0.4%
 100,000  IBM Corp.
          4.375%, 6/01/09............   96,924
 200,000  IBM Corp.
          7.00%, 10/30/25............  217,374
                                      --------
                                       314,298
                                      --------
          Diversified Financial Services--4.4%
 300,000  American General Finance
          Corp., Series G
          5.375%, 9/01/09............  296,564
 100,000  Bear Stearns Cos., Inc.
          5.30%, 10/30/15............   94,618
 135,000  Boeing Capital Corp.
          5.75%, 2/15/07.............  135,119
 200,000  Capital One Bank
          5.125%, 2/15/14............  188,056
 325,000  CIT Group, Inc.
          5.00%, 2/01/15.............  300,412
 275,000  Citigroup, Inc.
          6.00%, 2/21/12.............  277,980
 200,000  Countrywide Home Loans,
          Inc.
          4.125%, 9/15/09............  190,199

PRINCIPAL
 AMOUNT                                    VALUE
---------                                ----------
          Corporate Bonds (Continued)
$100,000  Credit Suisse First Boston
          USA, Inc.
          7.125%, 7/15/32............... $  109,532
 225,000  General Electric Capital Corp.
          6.75%, 3/15/32................    240,170
 225,000  Goldman Sachs Group, Inc.
          6.60%, 1/15/12................    232,213
 150,000  Household Financial Co.
          4.75%, 7/15/13................    139,448
 250,000  JP Morgan Chase & Co.
          5.15%, 10/01/15...............    233,351
 150,000  John Deere Capital Corp.
          5.10%, 1/15/13................    144,217
  75,000  Lehman Brothers Holdings,
          Inc.
          4.25%, 1/27/10................     71,253
 150,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10...............    161,409
 200,000  Merrill Lynch & Co.
          4.25%, 2/08/10................    190,090
 165,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08................    159,613
 150,000  Morgan Stanley
          4.00%, 1/15/10................    141,796
 100,000  SLM Corp.
          5.00%, 10/01/13...............     94,241
 225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08...............    224,309
                                         ----------
                                          3,624,590
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                   VALUE
---------                               ----------
          Corporate Bonds (Continued)
          Electric--1.4%
$100,000  ConEdison Co., Inc.
          5.30%, 3/01/35............... $   85,875
 175,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    182,419
  75,000  Duke Energy Corp.
          6.25%, 1/15/12...............     76,291
 100,000  Exelon Corp.
          4.90%, 6/15/15...............     91,310
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............    138,093
  75,000  NiSource Finance Corp.
          7.875%, 11/15/10.............     80,237
 275,000  Ontario Electricity Financial
          Corp. (Canada)
          6.10%, 1/30/08...............    277,242
 250,000  Virginia Electric & Power
          Co.
          5.25%, 12/15/15..............    234,242
                                        ----------
                                         1,165,709
                                        ----------
          Food--0.7%
 225,000  Kraft Foods, Inc.
          6.25%, 6/01/12...............    227,626
 200,000  Kroger Co.
          7.70%, 6/01/29...............    212,519
 125,000  Safeway, Inc.
          4.95%, 8/16/10...............    119,337
                                        ----------
                                           559,482
                                        ----------
          Healthcare-Services--0.1%
  75,000  UnitedHealth Group, Inc.
          5.375% 3/15/16...............     70,951
                                        ----------

PRINCIPAL
 AMOUNT                                 VALUE
---------                             ----------
          Corporate Bonds (Continued)
          Holding Companies-Diversified--0.3%
$250,000  NiSource Capital Markets,
          Inc.
          7.99%, 4/01/22............. $  276,124
                                      ----------
          Insurance--1.6%
 325,000  Aegon NV (Netherlands)
          4.75%, 6/01/13.............    302,913
 325,000  Aetna, Inc.
          7.125%, 8/15/06............    325,555
 100,000  Allstate Corp.
          5.00%, 8/15/14.............     93,379
  70,000  Marsh & McLennan Cos.,
          Inc.
          5.875%, 8/01/33............     60,796
 175,000  MetLife, Inc.
          5.00%, 11/24/13............    164,634
 250,000  Prudential Financial, Inc.
          5.10%, 9/20/14.............    235,544
 200,000  Travelers Property Casualty
          Corp.
          5.00%, 3/15/13.............    190,168
                                      ----------
                                       1,372,989
                                      ----------
          Machinery-Construction & Mining--0.1%
  75,000  Caterpillar, Inc.
          7.30%, 5/01/31.............     86,424
                                      ----------
          Media--1.4%
 325,000  Comcast Cable
          Communications Holdings,
          Inc.
          6.75%, 1/30/11.............    335,377
  50,000  Comcast Cable
          Communications Holdings,
          Inc.
          8.875%, 5/01/17............     58,229

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                   VALUE
---------                               ----------
          Corporate Bonds (Continued)
$275,000  Cox Communications, Inc.
          6.75%, 3/15/11............... $  280,037
 120,000  News America Holdings, Inc.
          8.15%, 10/17/36..............    132,042
 250,000  Time Warner, Inc.
          6.875%, 5/01/12..............    258,368
 100,000  Walt Disney Co.
          6.375%, 3/01/12..............    102,616
                                        ----------
                                         1,166,669
                                        ----------
          Mining--0.6%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12...............    251,690
 250,000  BHP Billiton Finance
          (Australia)
          4.80%, 4/15/13...............    234,844
                                        ----------
                                           486,534
                                        ----------
          Miscellaneous Manufacturing--0.0%
  50,000  Honeywell International, Inc.
          6.125%, 11/01/11.............     50,920
                                        ----------
          Oil & Gas--1.6%
  50,000  Amerada Hess Corp.
          7.875%, 10/01/29.............     55,784
 125,000  Conoco, Inc.
          6.95%, 4/15/29...............    136,018
 125,000  Devon Financing Corp.
          7.875%, 9/30/31..............    142,746
 175,000  Exxon Mobil Corp.
          8.625%, 8/15/21..............    225,548
 100,000  Nexen, Inc. (Canada)
          5.875%, 3/10/35..............     88,282
  95,000  Noble Affiliates, Inc.
          8.00%, 4/01/27...............    107,101

PRINCIPAL
 AMOUNT                                  VALUE
---------                              ----------
          Corporate Bonds (Continued)
$150,000  Norsk Hydro ASA (Norway)
          7.75%, 6/15/23.............. $  175,397
 300,000  Pemex Project Funding
          Master Trust
          7.875%, 2/01/09.............    311,250
  75,000  Valero Energy Corp.
          7.50%, 4/15/32..............     81,428
                                       ----------
                                        1,323,554
                                       ----------
          Pharmaceuticals--0.3%
 139,000  Bristol-Myers Squibb Co.
          5.75%, 10/01/11.............    138,629
 125,000  Wyeth
          5.50%, 3/15/13..............    121,691
                                       ----------
                                          260,320
                                       ----------
          Pipelines--0.2%
 140,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10.............    147,160
                                       ----------
          Real Estate--0.3%
 275,000  EOP Operating LP
          4.75%, 3/15/14..............    249,426
                                       ----------
          Retail--0.8%
 275,000  Federated Department Stores,
          Inc.
          7.00%, 2/15/28..............    278,657
 120,000  Target Corp.
          6.35%, 1/15/11..............    123,241
 150,000  Wal-Mart Stores, Inc.
          6.875%, 8/10/09.............    155,333
 150,000  Wal-Mart Stores, Inc.
          5.25%, 9/01/35..............    130,879
                                       ----------
                                          688,110
                                       ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                 VALUE
---------                              --------
          Corporate Bonds (Continued)
          Savings & Loans--0.1%
$ 75,000  Washington Mutual Bank
          5.125%, 1/15/15............. $ 69,628
                                       --------
          Telecommunications--2.9%
 205,000  AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............  220,810
 100,000  BellSouth Corp.
          6.00%, 11/15/34.............   88,863
 250,000  British Telecom PLC
          (Great Britain)
          8.875%, 12/15/30(a).........  307,251
 215,000  Deutsche Telekom
          International Finance
          BV (Netherlands)
          8.00%, 6/15/10(b)...........  230,818
 100,000  GTE Corp.
          6.94%, 4/15/28..............   97,695
 250,000  Koninklijke KPN NV
          8.00%, 10/01/10.............  265,169
 150,000  SBC Communications, Inc.
          5.10%, 9/15/14..............  139,157
 285,000  Sprint Capital Corp.
          6.125%, 11/15/08............  287,232
 125,000  Sprint Capital Corp.
          8.75%, 3/15/32..............  150,738
 100,000  Telecom Italia Capital SA
          (Luxembourg)
          5.25%, 10/01/15.............   90,513
 175,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30.............  188,746
 175,000  Vodafone Group PLC
          (Great Britain)
          7.75%, 2/15/10..............  184,962

PRINCIPAL
 AMOUNT                                   VALUE
---------                              -----------
          Corporate Bonds (Continued)
$150,000  Vodafone Group PLC
          (Great Britain)
          6.25%, 11/30/32............. $   138,061
                                       -----------
                                         2,390,015
                                       -----------
          Transportation--0.6%
 175,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............     184,419
 200,000  Norfolk Southern Corp.
          7.05%, 5/01/37..............     218,551
 125,000  Union Pacific Corp.
          6.625%, 2/01/29.............     128,809
                                       -----------
                                           531,779
                                       -----------
          Total Corporate Bonds
          (Cost $18,084,739)..........  17,565,288
                                       -----------
          Commercial Mortgage Backed
          Securities--4.2%
  16,480  Asset Securitization Corp.,
          Series 1995-MD4, Class A1
          7.10%, 8/13/29..............      16,611
  64,513  Bear Stearns Commercial
          Mortgage Securities,
          Series 1999-WF2, Class A1
          6.80%, 7/15/31..............      64,852
 100,000  Bear Stearns Commercial
          Mortgage Securities,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36.............     102,995
 250,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39..............     233,638

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                VALUE
---------                             --------
          Commercial Mortgage Backed
          Securities (Continued)
$400,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40............. $376,730
 575,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust,
          Series 2005-CD1, Class A4
          5.40%, 7/15/44.............  551,223
  96,432  Commercial Mortgage
          Acceptance Corp.,
          Series 1997-ML1, Class A2
          6.53%, 12/15/30............   96,739
 225,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.55%, 4/15/62.............  237,239
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34.............  385,899
  12,299  DLJ Commercial Mortgage
          Corp.,
          Series 1998-CF2, Class A1A
          5.88%, 11/12/31............   12,288
 324,378  DLJ Commercial Mortgage
          Corp.,
          Series 2000-CKP1, Class A1B
          7.18%, 11/10/33............  339,115
 225,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.27%, 12/10/35............  230,360

PRINCIPAL
 AMOUNT                                VALUE
---------                            ----------
          Commercial Mortgage Backed
          Securities (Continued)
$150,000  JP Morgan ChaseCommercial
          Mortgage Securities Corp.,
          Series 2004-LN2, Class A2
          5.12%, 7/15/41............ $  142,318
 475,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.17%, 5/15/32............    430,500
 175,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2004-C7, Class A6
          4.79%, 10/15/29...........    162,504
 100,000  Morgan Stanley Dean Witter
          Capital I,
          Series 2001-TOP1, Class A4
          6.66%, 2/15/33............    103,048
                                     ----------
          Total Commercial
          Mortgage-Backed
          Securities
          (Cost $3,685,245).........  3,486,059
                                     ----------
          Foreign Government Agencies
          & Obligations--2.2%
 175,000  Quebec Province (Canada)
          5.75%, 2/15/09............    175,996
 250,000  Republic of Chile (Chile)
          5.50%, 1/15/13............    244,375
 125,000  Republic of Hungary
          (Hungary)
          4.75%, 2/03/15............    114,568
 625,000  Republic of Italy (Italy)
          4.50%, 1/21/15............    578,452

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2006 (Unaudited)

PRINCIPAL
 AMOUNT                                       VALUE
----------                                  ----------
           Foreign Government Agencies
           & Obligations (Continued)
$  150,000 Republic of Korea (South
           Korea)
           4.875%, 9/22/14................. $  139,456
   600,000 United Mexican States
           (Mexico)
           5.625%, 1/15/17.................    558,000
                                            ----------
           Total Foreign
           Government Agencies &
           Obligations
           (Cost $1,924,653)...............  1,810,847
                                            ----------
           Asset-Backed Securities--1.0%
           Diversified Financial Services--1.0%
   775,000 MBNA Master Credit Card
           Trust,
           Series 1999-J, Class A
           7.00%, 2/15/12
           (Cost $855,831).................    808,836
                                            ----------
           Trust Preferred Bond--0.1%
           Banks--0.1%
   125,000 Bank of America Corp.
           Capital Trust XI
           6.625%, 5/23/36
           (Cost $126,023).................    123,482
                                            ----------
Number of
 Shares
----------
           Money Market Fund--4.0%
 3,304,132 BNY Hamilton Money Fund
           (Institutional Shares), 5.06%(c)
           (Cost $3,304,132)...............  3,304,132
                                            ----------

                                     VALUE
                                  -----------
  Total Investments
  (Cost $84,866,674)(d)--
  99.3%.......................... $82,148,902
  Other assets less liabilities--
  0.7%...........................     541,737
                                  -----------
  Net Assets--100.0%............. $82,690,639
                                  -----------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.
(b)The coupon on this security along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(c)Represents annualized 7 day yield at June 30, 2006.
(d)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized depreciation was $2,717,772 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $215,753 and aggregate gross unrealized depreciation of $2,933,525.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $81,562,542)......................... $ 78,844,770
            Affiliated investments at market value,
             (Cost $3,304,132)..........................    3,304,132
            Receivables:
             Interest...................................      878,902
             Capital stock sold.........................       18,840
             Investments sold...........................       16,295
            Other assets................................        9,375
                                                         ------------
             Total Assets...............................   83,072,314
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................      162,413
             Dividends..................................      119,019
             Capital stock repurchased..................       42,610
             Services provided by The Bank of
              New York..................................       11,028
            Accrued expenses and other liabilities......       46,605
                                                         ------------
             Total Liabilities..........................      381,675
                                                         ------------
          Net Assets:................................... $ 82,690,639
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      8,246
            Paid in capital.............................   87,837,849
            Accumulated distributions in excess of net
             investment income..........................     (916,878)
            Accumulated net realized loss on
             investments................................   (1,520,806)
            Net unrealized depreciation on
             investments................................   (2,717,772)
                                                         ------------
          Net Assets.................................... $ 82,690,639
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 82,464,922
                                                         ------------
            Shares outstanding..........................    8,223,087
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.03
                                                         ------------
          Investor Shares:
            Net assets.................................. $    225,717
                                                         ------------
            Shares outstanding..........................       22,528
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.02
                                                         ------------
          Institutional Shares authorized @ $0.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $0.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

           Investment Income:
             Interest (net of foreign withholding taxes
              of $1,074)................................ $ 2,123,094
             Interest from affiliated fund..............      29,584
                                                         -----------
              Total Income..............................   2,152,678
                                                         -----------
           Expenses:
             Advisory...................................     108,659
             Administration.............................      43,464
             Transfer agent.............................      14,370
             Custodian..................................      13,288
             Directors..................................      12,807
             Registration and filings...................       9,322
             Audit......................................       7,642
             Reports to shareholders....................       4,886
             Insurance..................................       1,452
             Legal......................................       1,358
             Cash management............................         583
             12b-1 fee--Investor Shares.................         270
             Other......................................      18,279
                                                         -----------
              Total Expenses............................     236,380
             Fees waived by The Bank of New York
              (Note 3)..................................     (83,987)
                                                         -----------
              Net Expenses..............................     152,393
                                                         -----------
              Net Investment Income.....................   2,000,285
                                                         -----------
           Realized and Unrealized Loss on
            Investments:
             Net realized loss on investments...........    (589,947)
             Decrease in unrealized appreciation/
              depreciation on investments...............  (2,250,544)
                                                         -----------
             Net realized and unrealized loss on
              investments...............................  (2,840,491)
                                                         -----------
             Net decrease in net assets resulting from
              operations................................ $  (840,206)
                                                         -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                                                      Six Months Ended
                                                                                                       June 30, 2006
                                                                                                        (Unaudited)
                                                                                                      ----------------
Operations:
  Net investment income..............................................................................   $  2,000,285
  Net realized gain (loss) on investments............................................................       (589,947)
  Decrease in unrealized appreciation/depreciation on investments....................................     (2,250,544)
                                                                                                        ------------
   Net increase (decrease) in net assets resulting from operations...................................       (840,206)
                                                                                                        ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.........................................     (2,210,271)
                          Investor Shares............................................................         (5,259)
                                                                                                        ------------
                                                                                                          (2,215,530)
                                                                                                        ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.............................................     13,662,227
                     Investor Shares.................................................................         25,216
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.....................      1,203,041
                                    Investor Shares..................................................          5,216
  Value of capital stock repurchased: Institutional Shares...........................................    (19,753,991)
                       Investor Shares...............................................................             --
                                                                                                        ------------
  Net decrease in net assets resulting from capital stock transactions...............................     (4,858,291)
                                                                                                        ------------
     Decrease in Net Assets..........................................................................     (7,914,027)
Net Assets:
  Beginning of year..................................................................................     90,604,666
                                                                                                        ------------
  End of period......................................................................................   $ 82,690,639
                                                                                                        ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..................................................................      1,339,426
         Investor Shares.............................................................................          2,461
  Shares issued on reinvestment of dividends: Institutional Shares...................................        117,917
                            Investor Shares..........................................................            512
  Shares repurchased: Institutional Shares...........................................................     (1,943,670)
              Investor Shares........................................................................             --
                                                                                                        ------------
   Net decrease......................................................................................       (483,354)
  Shares outstanding, beginning of year..............................................................      8,728,969
                                                                                                        ------------
  Shares outstanding, end of period..................................................................      8,245,615
                                                                                                        ------------

                                                                                                         Year Ended
                                                                                                      December 31, 2005
                                                                                                      -----------------
Operations:
  Net investment income..............................................................................   $  3,872,425
  Net realized gain (loss) on investments............................................................        115,256
  Decrease in unrealized appreciation/depreciation on investments....................................     (1,983,086)
                                                                                                        ------------
   Net increase (decrease) in net assets resulting from operations...................................      2,004,595
                                                                                                        ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.........................................     (4,490,167)
                          Investor Shares............................................................         (5,783)
                                                                                                        ------------
                                                                                                          (4,495,950)
                                                                                                        ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.............................................     38,174,217
                     Investor Shares.................................................................        136,622
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.....................      2,653,706
                                    Investor Shares..................................................          6,327
  Value of capital stock repurchased: Institutional Shares...........................................    (41,730,403)
                       Investor Shares...............................................................        (27,463)
                                                                                                        ------------
  Net decrease in net assets resulting from capital stock transactions...............................       (786,994)
                                                                                                        ------------
     Decrease in Net Assets..........................................................................     (3,278,349)
Net Assets:
  Beginning of year..................................................................................     93,883,015
                                                                                                        ------------
  End of period......................................................................................   $ 90,604,666
                                                                                                        ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..................................................................      3,627,246
         Investor Shares.............................................................................         12,921
  Shares issued on reinvestment of dividends: Institutional Shares...................................        252,276
                            Investor Shares..........................................................            603
  Shares repurchased: Institutional Shares...........................................................     (3,971,380)
              Investor Shares........................................................................         (2,611)
                                                                                                        ------------
   Net decrease......................................................................................        (80,945)
  Shares outstanding, beginning of year..............................................................      8,809,914
                                                                                                        ------------
  Shares outstanding, end of period..................................................................      8,728,969
                                                                                                        ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                  Institutional Shares
                                           ------------------------------------------------------------------
                                           Six Months Ended              Year Ended December 31,
                                            June 30, 2006   -------------------------------------------------
                                             (Unaudited)      2005       2004       2003      2002    2001(a)
                                           ---------------- -------  -------      --------  --------  -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 10.38      $ 10.66  $ 10.74      $  10.87  $  10.42  $ 10.44
                                               -------      -------  -------      --------  --------  -------
Gain (loss) from investment operations
Net investment income/(b)/................        0.23         0.43     0.42          0.38      0.46     0.63
Net realized and unrealized gain (loss) on
  investments.............................       (0.32)       (0.21)    0.02          0.01      0.54     0.19
                                               -------      -------  -------      --------  --------  -------
 Total from investment operations.........       (0.09)        0.22     0.44          0.39      1.00     0.82
                                               -------      -------  -------      --------  --------  -------
Dividends and distributions
Dividends from net investment income......       (0.26)       (0.50)   (0.52)        (0.51)    (0.54)   (0.65)
Distributions from capital gains..........          --           --       --/(c)/    (0.01)    (0.01)   (0.19)
                                               -------      -------  -------      --------  --------  -------
 Total dividends and distributions........       (0.26)       (0.50)   (0.52)        (0.52)    (0.55)   (0.84)
                                               -------      -------  -------      --------  --------  -------
Net asset value at end of period..........     $ 10.03      $ 10.38  $ 10.66      $  10.74  $  10.87  $ 10.42
                                               -------      -------  -------      --------  --------  -------
TOTAL RETURN:
Total investment return based on net asset
  value/(d)/..............................       (0.89)%       2.10%    4.25%         3.69%     9.95%    8.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $82,465      $90,402  $93,791      $149,107  $128,173  $23,585
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.35%*       0.35%    0.35%         0.35%     0.35%    0.35%
 Expenses, prior to waiver from The
   Bank of New York.......................        0.54%*       0.54%    0.61%         0.62%     0.71%    1.24%
 Net investment income, net of waiver
   from The Bank of New York..............        4.60%*       4.09%    4.00%         3.53%     4.45%    5.93%
Portfolio turnover rate...................          19%         114%      73%          131%      149%     103%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) on investments per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%.
(b)Based on average shares outstanding.
(c)Less than $0.01 share.
(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                   Investor Shares
                                           -------------------------------------------------------------
                                                                                          For the period
                                           Six Months Ended   Year Ended December 31,   September 27, 2002*
                                            June 30, 2006   --------------------------        through
                                             (Unaudited)     2005      2004      2003    December 31, 2002
                                           ---------------- ------  ------      ------  -------------------
PER SHARE DATA:
Net asset value at beginning of period....      $10.37      $10.65  $10.73      $10.86        $10.78
                                                ------      ------  ------      ------        ------
Gain (loss) from investment operations
Net investment income/(a)/................        0.22        0.41    0.41        0.36          0.11
Net realized and unrealized gain (loss) on
  investments.............................       (0.32)      (0.22)   0.01        0.01          0.09
                                                ------      ------  ------      ------        ------
 Total from investment operations.........       (0.10)       0.19    0.42        0.37          0.20
                                                ------      ------  ------      ------        ------
Dividends and distributions
Dividends from net investment income......       (0.25)      (0.47)  (0.50)      (0.49)        (0.11)
Distributions from capital gains..........          --          --      --/(b)/  (0.01)        (0.01)
                                                ------      ------  ------      ------        ------
 Total dividends and distributions........       (0.25)      (0.47)  (0.50)      (0.50)        (0.12)
                                                ------      ------  ------      ------        ------
Net asset value at end of period..........      $10.02      $10.37  $10.65      $10.73        $10.86
                                                ------      ------  ------      ------        ------
TOTAL RETURN:
Total investment return based on net asset
  value/(c)/..............................       (1.02)%      1.85%   4.00%       3.46%         2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $  226      $  203  $   92      $  108        $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.60%**     0.60%   0.60%       0.60%         0.58%**
 Expenses, prior to waiver from The
   Bank of New York.......................        0.79%**     0.79%   0.86%       0.89%         0.91%**
 Net investment income, net of waiver
   from The Bank of New York..............        4.37%**     3.88%   3.77%       3.38%         4.05%**
Portfolio turnover rate...................          19%        114%     73%        131%          149%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Less than $0.01 per share.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of nineteen separate series. The seven series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, formerly BNY Hamilton Intermediate Investment Grade Fund, (the "Core Bond Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Municipal Enhanced Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Core Bond Fund...............      0.50%
High Yield Fund..............      0.60%*
Intermediate Government Fund.      0.50%
Intermediate New York Tax-
 Exempt Fund.................      0.50%
Intermediate Tax-Exempt Fund.      0.50%
Municipal Enhanced Yield Fund      0.50%
U.S. Bond Market Index Fund..      0.20%

*The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

  Except for the High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York. The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  Prior to July 1, 2006, the Advisor's fee for the U.S. Bond Market Index Fund was 0.25%.

  The Bank of New York serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the six months ended June 30, 2006, the Administrator paid the following amounts to The Bank of New York under the administration and sub-administration agreements:

                                       Amount
                                      --------
Core Bond Fund....................... $166,394
High Yield Fund......................   81,993
Intermediate Government Fund.........   51,301
Intermediate New York Tax-Exempt Fund   49,026
Intermediate Tax-Exempt Fund.........  103,378
Municipal Enhanced Yield Fund........    1,741
U.S. Bond Market Index Fund..........   37,711

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2006, the Core Bond Fund, the Intermediate Government Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Municipal Enhanced Yield and the US Bond Market Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                   Class A Class C Institutional
                   Shares  Shares     Shares
                   ------- ------- -------------
Core Bond Fund....  0.94%   1.69%      0.69%
High Yield Fund...  1.14%   1.89%      0.89%
Intermediate
 Government
 Fund.............  0.90%   1.65%      0.65%
Intermediate New
 York Tax-
 Exempt Fund......  0.84%   1.59%      0.59%
Intermediate Tax-
 Exempt Fund......  1.04%   1.79%      0.79%
Municipal Enhanced
 Yield Fund.......    N/A     N/A      0.79%

                       Institutional Investor
                          Shares      Shares
                       ------------- --------
U.S. Bond Market Index
 Fund.................     0.35%      0.60%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the average annual daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the six months ended June 30, 2006:

                                                     Class A
                                                     Front-
                                                       End
                                                      Sales
                                                     Charge
                                                     -------
                    Core Bond Fund.................. $    8
                    High Yield Fund.................     23
                    Intermediate New York Tax-Exempt
                     Fund...........................  1,544

4. Portfolio Securities

  For the six months ended June 30, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                         Core Bond Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $187,761,914 $206,336,309
All Others.........   33,575,939   50,498,494

                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 11,235,298 $ 19,659,427
All Others.........   97,718,215   77,174,302

                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 15,864,760 $ 17,899,507
All Others.........           --           --

                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........    4,942,212    4,616,450

                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   28,742,850   42,542,058

                       Municipal Enhanced
                           Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........    7,506,212    2,744,651

                       U.S. Bond Market
                          Index Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $12,436,892 $17,039,714
All Others.........   3,558,242   6,606,168

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Core Bond Fund.........  $  809,099     2012
                          1,993,728     2013
High Yield Fund........   1,917,623     2013
Intermediate Government
 Fund..................     261,062     2008
                            257,446     2012
                             27,790     2013
U.S. Bond Market Index
 Fund..................     289,752     2012
                            334,547     2013

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Government Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $917,141, $1,273,507, $208,073 and $282,658, respectively, during 2005.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                              *Distributions Paid From:
                                         ------------------------------------
                                                        Net         Total
                                                     Long Term     Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   Core Bond Fund....................... $18,612,439         --  $18,612,439
   High Yield Fund......................  12,082,233 $  188,549   12,270,782
   Intermediate Government Fund.........   5,542,868         --    5,542,868
   Intermediate New York Tax-Exempt Fund          --    138,346      138,346
   Intermediate Tax-Exempt Fund.........      51,796  1,515,523    1,567,319
   U.S. Bond Market Index Fund..........   4,495,950         --    4,495,950

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund in the amounts of $3,667,188 and $8,410,876, respectively.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Undistributed Undistributed             Accumulated      Unrealized             Total
                                       Ordinary      Long Term   Accumulated Capital and    Appreciation/         Accumulated
                                        Income     Capital Gains  Earnings   Other Losses   (Depreciation)     Earnings/(Deficit)
                                     ------------- ------------- ----------- ------------ --------------       ------------------
Core Bond Fund......................     $ 156,566         --     $156,566   $(4,014,056)  $  (8,193,747)/1,2/    $(12,051,237)
High Yield Fund.....................         3,546         --        3,546    (3,191,130)     (1,690,053)/1,2/      (4,877,637)
Intermediate Government Fund........            --         --           --      (817,292)       (663,149)/1,2/      (1,480,441)
Intermediate New York Tax-Exempt
 Fund...............................            --   $ 31,754       31,754            --    2,056,941/2/             2,088,695
Intermediate Tax- Exempt Fund.......      2,359/3/    172,835      175,194            --    3,111,281/2/             3,286,475
U.S. Bond Market Index Fund.........            --         --           --      (906,957)     (1,192,763)/1,2/      (2,099,720)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/This amount relates to tax-exempt income.

6. Written Option Activity

  During the six months ended June 30, 2006, there were no outstanding written options.

7. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                      Undistributed     Undistributed
                                      Net Investment    Capital Gains/     Paid in
                                          Income     (Accumulated Losses)  Capital
                                      -------------- -------------------- ---------
Core Bond Fund.......................   $1,424,639       $(1,424,639)            --
High Yield Fund......................      917,585          (917,585)            --
Intermediate Government Fund.........      638,933          (248,104)     $(390,829)
Intermediate New York Tax-Exempt Fund         (630)              630             --
Intermediate Tax-Exempt Fund.........      (47,533)           47,533             --
U.S. Bond Market Index Fund..........      728,714          (728,636)           (78)

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 17% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Information about Advisory and Sub-Advisory Agreements (Unaudited)

    The directors unanimously approved at a meeting held on May 16, 2006 the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Sub-advisory Agreement with Seix Advisors, which is not affiliated with The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-adviser;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's and Sub-adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (continued)


       8.other fall-out benefits which the Adviser, Sub-adviser and their affiliates receive from their relationships to the Portfolios;

       9.information about fees charged by the Adviser and Sub-adviser to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Sub-adviser; and

      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Sub-adviser based on their experience as directors and on the responses and materials provided by the Adviser and the Sub-adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser or Sub-adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-adviser

    The directors noted that, under the Investment Advisory Agreements, the Adviser and Sub-adviser manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (continued)

for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds, including an examination conducted by the Securities and Exchange Commission in late 2005. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

    The directors also considered the scope and quality of services provided by the Sub-adviser under the Sub-advisory Agreement including its responsibility for compliance matters with respect to Portfolios managed by it.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to 0.09% on each Fund's first $3 billion of average daily net assets and 0.075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004, the further reduction to 0.07% of average daily net assets as of July 1, 2005 and the further reduction to 0.05% of average daily net assets of the Money Fund and Treasury Money Fund as of November 15, 2005. The directors also viewed favorably the reduction in administration fees for the non-money market funds to 0.125% on each Fund's first $300 million of average daily net assets and 0.10% on each Fund's average daily net assets in excess of $300 million as of July 1 2004 and the further reduction to 0.10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (continued)

discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios. The directors did not consider the separate profitability of the Sub-adviser because the fees paid to the Sub-adviser were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Sub-adviser benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities.
The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian and provides cash management and fund accounting services to the Funds. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, the directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2005 and compared to an appropriate securities index over comparable periods, as well as other information that they deemed relevant. Among other considerations, they noted the following:

    Core Bond Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Core Bond Fund lagged its Data Provider Category median. The directors considered the Adviser's focus on investment grade rated bonds (i.e., BBB and above) in a period where non-investment grade issues had outperformed higher-graded bonds. The directors also consider the Adviser's decision to refrain from using instruments such as emerging markets debt and credit default swaps. The directors noted that the Adviser was considering utilizing such tools in the future in an attempt to improve performance.

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (continued)


    High Yield Fund. The directors recognized that the 1-year performance of the High Yield Fund lagged that of its Data Provider Category median. The directors considered the Sub-adviser's investment focus on higher-rated bonds (i.e., BB and B-rated bonds) within the high-yield universe, and the Sub-adviser's view that the out-performance of such bonds by lower-rated bonds (e.g., C and D) since the Fund's inception has been an anomaly.

    Intermediate Government Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Intermediate Government Fund was better than that of its Data Provider Category median.

    Intermediate New York Tax-Exempt Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Intermediate New York Tax-Exempt Fund was better than that of its Data Provider Category median.

    Intermediate Tax-Exempt Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Intermediate Tax-Exempt Fund lagged that of its Data Provider Category median. The directors observed that there were relatively few funds in the Data Provider Category and that the Fund had outperformed its benchmark, the Lehman Brothers 5-Year Governmental Obligations Municipal Bond Index. The directors also considered the Adviser's focus on higher-rated bonds (i.e., A and above) within the investment grade universe.

    U.S. Bond Market Index Fund. The directors noted that the performance for the 1- and 5-year periods of the U.S. Bond Market Index Fund was better than that of its Data Provider Category median and that its 3-year performance lagged that of its Data Provider Category Median. The directors observed that there were relatively few funds in the Data Provider Category and noted the Adviser's view that the Lehman Aggregate Bond Index was a more appropriate barometer of the Fund's performance. The directors noted that the Fund, gross of expenses, outperformed the Lehman Aggregate Bond Index for the 1-, 3- and 5-year periods.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Adviser and Sub-adviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. In the case of the

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (continued)

Sub-adviser, the directors also considered the fees charged to others, including institutional accounts. Fees charged to other clients by the Sub-adviser are comparable and, as is the case for the High Yield Fund, typically have breakpoints for assets in excess of $100 million. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    Following discussions with the Adviser, the following advisory fee proposals were adopted:

                            CURRENT FEE (PERCENTAGE OF AGREED REDUCED FEE (PERCENTAGE
                            AVERAGE DAILY NET ASSETS)   OF AVERAGE DAILY NET ASSETS)
U.S. Bond Market Index Fund           0.25%                        0.20%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that, if assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and July 1, 2005 reductions in administration fees, which affect all Portfolios, the November 15, 2005 reduction in administration fees, which affects the Money Fund and the Treasury Money Fund, and the July 1, 2006 reduction in advisory fees for the S&P 500 Index Fund and the U.S. Bond Market Index Fund.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934............. Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952.............                 Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  1949.............                 Officer, Chemtura, Inc., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956.............                 Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948.............                 Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939.............                 Bank of New York, 1994 to 2003.

                                                  Principal Occupations
    Officers           Position                   During Past Five Years
    --------           --------                   ----------------------
Kevin J. Bannon.. President and       Executive Vice President and Chief Investment
  1952........... Chief Executive     Officer, The Bank of New York, 1993 to
                  Officer             Present.

Guy Nordahl...... Treasurer and       Vice President, The Bank of New York, 1999
  1965........... Principal Financial to Present.
                  Officer

Ellen Kaltman ... Chief Compliance    Managing Director, Compliance, The Bank of
  1948........... Officer             New York, 1999 to Present.

Kim R. Smallman** Secretary           Counsel, Legal Services, BISYS Fund Services
  1971...........                     Ohio, Inc., 2002 to Present; Attorney, Private
                                      Practice, 2000 to 2002.

Alaina V. Metz*** Assistant Secretary Chief Administrator, Administration Services
  1967...........                     of BISYS Fund Services Ohio, Inc., 1995 to
                                      Present.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman is c/o BISYS, 100 Summer Street, Suite 1500,
   Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                                BNY-SAR-FI 6/06

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2006

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2006. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

Domestic equity markets generally ended the first half of 2006 only modestly above where they began, following considerable volatility during the period. In the first four months of the year, U.S. equities enjoyed healthy gains, driven by positive economic indicators and a sense that inflation remained under control. After peaking in early May, however, equities soon came under pressure, as spiking gas prices, higher interest rates, and fears of inflation caused investors to lose their taste for risk and turn away from volatile stocks.

As a more bearish, defensive sentiment began to prevail in the market, investors turned away from the smaller-cap stocks that had outperformed early in the year and instead preferred more established, larger-capitalization holdings. For the period overall, value-oriented stocks outperformed growth-oriented equities.

There is some trepidation about the months ahead, with mixed indicators for interest rates, inflation, and economic growth. The persistence of the flat yield curve--one in which yields for long-maturity securities are essentially the same as those for short-term issues--has captured particular notice, as such a yield profile is often viewed as a precursor to an economic slowdown. There is also concern about the impact of high gas prices and rising interest rates on consumer spending going forward. Nonetheless, other signs point to reasonable levels of economic growth, and consumer confidence has thus far remained generally resilient.

For the six months ended June 30, 2006, the S&P 500(R) Index of large-capitalization U.S. stocks returned 2.71%. The Russell 2000(R) Index of small-cap stocks posted a total return of 8.20% for the same period.

A similar pattern was seen in global markets, where a strong first quarter was followed by weakness in the second. Much as in the U.S., signs of positive economic growth first buoyed investor sentiment in a broad range of international equity markets. In the year's second quarter, though, fears of inflation and higher interest rates took their toll, costing many foreign markets much of the gains they enjoyed earlier in the year.

The U.S. dollar was weak relative to major global currencies, which benefited dollar-based investors in foreign markets. In some cases the currency effect turned small gains into larger ones, and in others the impact was great enough to turn losses into modest gains. Despite the benefit for U.S. investors, some were unsettled by this return to a weaker dollar after the currency had rebounded in late 2005. The weaker dollar can help companies that do business outside the U.S., as it reduces the price paid by customers in foreign markets. At the same time, it can effectively raise the price paid for imported goods in the U.S.--this may not always be good news for consumers, but it can help domestically produced goods compete with products made outside the U.S.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 10.16%, outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve remained the center of attention. Not only were investors eager to know the central bank's plans for short-term interest rates, but they were also curious about what changes the new Federal Reserve Chairman, Ben Bernanke, might bring. Although Bernanke's communication style has proved to be somewhat different from that of his predecessor, longtime Chairman Alan Greenspan, his vigilance against inflation appears to be very similar. At the outset of the year, many anticipated that the Federal Reserve would make one or two more small rate hikes early in 2006 before pausing. As the year unfolded, however, indicators of higher than anticipated inflation emerged, and the Federal Reserve continued its seemingly relentless string of short-term rate hikes. Over the six months, the Federal Open Market Committee elected to make four increases totaling a full percentage point, bringing the federal funds target rate to 5.25% by the end of June. Long-term interest rates rose in concert with--but not quite as rapidly as--the Federal Reserve's moves, producing a yield curve that was often flat and, at times, even inverted with short-term issues actually paying higher yields than their longer-term counterparts. As we have mentioned, such a profile is often viewed as a sign of an economic slowdown, though at this juncture not all indicators point in that direction. The housing market did show some signs of slowing, perhaps in part as a result of the higher mortgage rates now facing homebuyers.

In the bond markets, Treasury securities underperformed the major "spread" sectors, including Corporate, Mortgage-Backed, Asset-Backed, and Agency securities over the six months. The pattern in the fixed-income markets had much in common with the U.S. and international equity markets. For the first portion of the year, investors maintained a solid appetite for risk, generally preferring higher-yielding, and higher-risk, securities over staid Treasurys and other less volatile instruments. As an element of pessimism--or at least a dampening of optimism--took hold of the markets, however, investors found risk a little less enticing.

It is understandably difficult at times to keep an optimistic investment outlook when there are so many areas of uncertainty confronting investors everyday. It is difficult to see when high prices for gas and other energy products will level off, let alone decline. New areas of armed conflict have ignited, raising concerns about potential U.S. involvement as well as the impact on world economies. Interest rates have risen high enough to spark real concerns about whether the Federal Reserve, in its stated aim of fighting inflation, may overshoot its goal and instead jeopardize economic growth. And inflation, which has been successfully warded off for years, is now showing some signs of emerging as a result of high energy prices.

Even in the face of all these factors, we believe there is cause for investors to consider the many positive conditions that still prevail. The U.S. economy, as well as many of its counterparts around the globe, continues to exhibit fundamental, sustainable strength. Worker productivity remains high, providing an essential underpinning for future growth without sparking inflation. While global conflict is unsettling, the equally global efforts to bring some semblance of peace to troubled regions are heartening.

In the changing times we are currently confronted with, you can be assured that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady. Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      28

Portfolio Summaries...................      31

BNY Hamilton International Equity Fund
  Schedule of Investments.............      36
  Industry Diversification............      43
  Statement of Assets and Liabilities.      45
  Statement of Operations.............      45
  Statements of Changes in Net Assets.      46
  Financial Highlights................      47

BNY Hamilton Large Cap Equity Fund
  Schedule of Investments.............      49
  Statement of Assets and Liabilities.      53
  Statement of Operations.............      53
  Statements of Changes in Net Assets.      54
  Financial Highlights................      55

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      58
  Statement of Assets and Liabilities.      61
  Statement of Operations.............      61
  Statements of Changes in Net Assets.      62
  Financial Highlights................      63

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      65
  Statement of Assets and Liabilities.      67
  Statement of Operations.............      67
  Statements of Changes in Net Assets.      68
  Financial Highlights................      69

BNY Hamilton Multi-Cap Equity Fund
  Schedule of Investments............. Page  71
  Statement of Assets and Liabilities.       73
  Statement of Operations.............       73
  Statements of Changes in Net Assets.       74
  Financial Highlights................       75

BNY Hamilton S&P 500 Index Fund
  Schedule of Investments.............       76
  Statement of Assets and Liabilities.       88
  Statement of Operations.............       88
  Statements of Changes in Net Assets.       89
  Financial Highlights................       90

BNY Hamilton Small Cap Core Equity Fund
  Schedule of Investments.............       92
  Statement of Assets and Liabilities.       94
  Statement of Operations.............       94
  Statements of Changes in Net Assets.       95
  Financial Highlights................       96

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............       98
  Statement of Assets and Liabilities.      102
  Statement of Operations.............      102
  Statements of Changes in Net Assets.      103
  Financial Highlights................      104

Notes to Financial Statements.........      107

Information about Advisory and
 Sub-Advisory Agreements..............      117

Directors and Officers................      123

BNY Hamilton International Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Co-Portfolio Managers Kurt Zyla (Managing Director), Denise Krisko (Managing Director), Lloyd Buchanan (Vice President), Robert McCormack (Vice President), and Todd Rose (Vice President)

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The nations of mainland Europe dominated the list of top-performing countries in the first half of 2006. Italy, France, Spain, and Switzerland all posted impressive returns. Recent data suggest that the Euro area has returned to above-average growth, and that the economic weakness seen late in 2005 was merely a statistical blip. Consumer spending is playing a significant role in the region's health, fueled by increasing consumer confidence and a gradual firming of the labor market.

   For dollar-based investors, the weak dollar was the largest contributor to investment returns. In many cases, the weak dollar helped to boost negative local market equity performance into the black. This theme was echoed across the global markets.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 9.11% for Institutional Shares and 8.98% for Class A
   Shares for the six months ended June 30, 2006. For the same period, the MSCI EAFE(R) Index (Morgan Stanley Capital International Europe, Australasia and Far East) returned 10.16%.

   The Fund's underperformance relative to its benchmark largely reflects the costs involved in operating an international fund--costs that a hypothetical index does not incur. The Fund seeks to operate efficiently by investing primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies and are traded on U.S. exchanges. They are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and should have a positive impact on total returns.

Q: Could you describe which countries performed well, and those that didn't, during the period?
A: Norway was the best-performing country in the Index but, as noted previously, mainland Europe dominated the list of top performers with France and Spain posting impressive returns. The United Kingdom also did well.

   In the Pacific region, Singapore's returns stood out, while neighboring New Zealand posted the weakest returns. Japan was the Index's second-weakest country for the period, and Hong Kong was flat.

   Our index-oriented approach means that we do not actively seek to overweight or underweight specific stocks, sectors, or countries in managing the portfolio.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE Index(R) (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for varying market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: For the year to date, international markets have been rewarding for investors--and we believe exposure to them is also prudent as a long-term strategy. As noted above, we don't seek to anticipate or respond to short-term market conditions, so we do not intend to make major, active changes to the portfolio. Our management style is aimed at capturing the long-term performance of the international equity markets. We believe a well-diversified fund using our efficient, cost-effective approach can achieve market or better returns over time with reduced transaction costs.

                                                                                 TRAILING   TRAILING    SINCE
                                                               YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                                   TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND (INSTITUTIONAL SHARES)  9.11%   25.90%     21.46%      6.16%     5.26%
----------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY FUND (CLASS A SHARES)        3.26%   18.93%     18.98%      4.83%     4.41%
----------------------------------------------------------------------------------------------------------------
                                                                                                        6.94%1
MSCI EAFE(R) INDEX                                            10.16%   26.56%     23.94%     10.02%     6.95%/2/
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower. The inception date for the Institutional Shares was April 1, 1997. The inception date for Class A Shares was May 1, 1997.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

1 The since inception return is from 4/01/97.
2 The since inception return is from 5/01/97.

BNY Hamilton Large Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'neill, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The major stock market indexes posted broad gains for the first four months of the year, even as the Federal Reserve continued its campaign of measured rate hikes. Investors were reassured by the resilience of the U.S. economy and continued strong corporate earnings growth. Markets also responded positively when, early in the year, the Federal Reserve signaled that interest rates were likely nearing a neutral level.

   During May, however, the direction of the equity market abruptly reversed as higher commodity prices filtered into inflation statistics, and the Federal Reserve adopted a hawkish tone on the outlook for inflation and interest rates. Concerns emerged that additional interest rate hikes would slow growth more than desired.

   Toward the end of the first half, the economic data turned mixed. Although high energy prices did not derail the economy, housing and auto sales slowed. Personal income and consumption rose, but new job creation lagged expectations. On the manufacturing side, industrial production and capacity utilization remained strong.

   In this environment, investors became more risk-averse, and reduced their exposure to volatile areas such as emerging markets and commodities. Consistent with this change in sentiment, value stocks in the S&P 500 beat growth stocks during the first half. Overall, smaller-cap stocks in the Index outperformed large caps, though leadership shifted to large caps late in the period.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 4.17% for Institutional Shares and 3.98% for Class A
   Shares for the six months ended June 30, 2006. This compared with a 2.71% return for the broad-based S&P 500(R) Index over the same period.

   The Fund's outperformance relative to the Index was the result of both individual security selection and sector allocation. The largest factor driving the Fund's performance was an overweighting in Energy stocks, one of the strongest market sectors during the first half. An overweighting in the Industrials sector, which also did well during the period, benefited the Fund's performance, as did individual stock selections in Consumer Staples and Financial Services.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best-performing sectors for the Fund over the six months were Energy and Consumer Staples. The Energy sector was led by strong gains in oilfield services companies Schlumberger and Halliburton, and natural gas producer and pipeline operator El Paso. In Consumer Staples, Campbell Soup and Wild Oats Markets drove positive returns.

   Information Technology and Health Care were disappointing sectors for the Fund. In particular, Information Technology stocks Electronic Arts and EMC Corp. detracted from performance, as did Teva Pharmaceutical and Amgen in Health Care.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: After a sharp run-up on positive earnings reports, Energy stocks approached full valuations in early May. That led us to reduce our positions in a number of these stocks. Later in June, after the Energy sector had retreated by about 15%, we added to our positions in a number of the sector's high-quality companies.

   With the pace of economic growth expected to slow as a result of higher interest rates, we trimmed the Fund's exposure to cyclical companies in Industrials, Materials and Technology that are exposed to discretionary spending by consumers and corporations. We used the proceeds to increase the Fund's exposure to companies offering more stable growth over an economic cycle in sectors such as Health Care and Financial Services.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Reduced liquidity and tighter monetary policy are having an impact on the pace of economic growth. The primary questions facing investors are whether the Federal Reserve has raised rates far enough to quell inflation, and to what degree the pace of U.S. economic growth will moderate. Although the probability of a recession is low, slower economic growth could reduce earnings growth rates, especially in cyclical industries. Therefore, we believe it's prudent to focus on companies providing the potential for steadier profit growth, which may be found in such sectors as Health Care, Consumer Staples, and Financial Services. In this environment, we believe companies that are introducing new products or experiencing rising sales volumes could also make attractive investments.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP EQUITY FUND (INSTITUTIONAL SHARES)  4.17%    9.53%     10.87%     2.78%      7.04%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP EQUITY FUND (CLASS A SHARES)       -1.48%    3.54%      8.60%     1.43%      6.21%
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           2.71%    8.64%     11.22%     2.49%      8.31%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO

OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The quoted performance for the Institutional Shares prior to their inception date of 4/1/97 is based on the performance of the Fund's (Class A Shares, formerly known as Investor Shares), adjusted to reflect fees and expenses. The inception date for the Class A Shares of the Fund was August 10, 1992.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The major stock market indexes posted broad gains for the first four months of the year, even as the Federal Reserve continued its campaign of measured rate hikes. Investors were reassured by the resilience of the U.S. economy and continued strong corporate earnings growth. Markets also responded positively when, early in the year, the Fed signaled that interest rates were likely nearing a neutral level. During May, however, the equity markets abruptly reversed course as higher commodity prices filtered into inflation statistics, and the Federal Reserve adopted a hawkish tone on the outlook for inflation and interest rates. Concerns emerged that additional interest rate hikes would slow growth more than desired.

   Toward the end of the first half, the economic data turned mixed. Although high energy prices had not derailed the economy, housing and auto sales slowed. Personal income and consumption rose, but new job creation lagged expectations. On the manufacturing side, industrial production and capacity utilization remained strong.

   In this environment, investors became increasingly risk-averse, and reduced their exposure to areas such as emerging markets and commodities. Consistent with this change in sentiment, investors favored value stocks over growth stocks during the first half. Overall, small-cap stocks in the Russell 1000(R) Growth Index significantly outperformed large caps, though leadership shifted to large caps late in the first half.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned -2.72% for Institutional Shares and -2.75% for Class A
   Shares for the six months ended June 30, 2006. For the same period, the S&P 500(R) Index returned 2.71% and the Russell 1000(R) Growth Index returned -0.92%.

   The Fund's underperformance was the result of both individual stock selection and sector allocation. The largest factor in the Fund's relative performance was stock selection in the Technology and Consumer Discretionary sectors. An overweighting in the Health Care sector, which underperformed the Index, also detracted from the Fund's return.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best performing sectors for the Fund over the six months were Energy and Consumer Staples. The Energy sector was led by strong gains in oilfield services companies Halliburton and Weatherford International, and natural gas producer and pipeline operator El Paso. Colgate Palmolive and natural foods companies Wild Oats Markets and Hain Celestial Group drove positive returns in the Consumer Staples sector.

   Information Technology and Consumer Discretionary stocks were disappointing for the Fund. Information Technology stocks Broadcom, Juniper Networks, and EMC Corp. all detracted from performance. Consumer Discretionary stocks XM Satellite Radio and Getty Images also experienced declines.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Strong quarterly earnings and rising product prices drove Energy stocks higher into early May. We took profits and reduced the Fund's weighting in this sector as we believed the stocks reached relatively full valuations. With the Federal Reserve nearing the end of its interest-rate tightening cycle, we increased the Fund's weighting in Financial Services--specifically in companies exposed to lending and capital markets activity.

   Based on expectations that the pace of consumer spending is likely to slow, we trimmed the Fund's exposure to Consumer Discretionary stocks. Because spending on Health Care products and services is fairly insulated from the direction of the economy, we maintained the Fund's overweighting in that sector.

   We reduced the Fund's exposure to relatively mature, slower-growing companies in the Technology sector. Proceeds from these sales were redeployed into companies we believe are positioned to deliver better earnings growth, including companies participating in the markets for broadband communications and high-end consumer technology products.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The rate of economic growth is expected to slow in the coming months, largely as a result of tighter monetary policy and reduced liquidity. The extent to which growth will ease, and whether the Federal Reserve has increased interest rates sufficiently to suppress inflation, are not yet clear. In our view, though, barring a shock to the financial system, the risk of a recession is probably low.

   In these conditions, we believe companies in cyclical industries, such as Materials, Producer Durables and Consumer Discretionary, are likely to experience slower earnings growth. By comparison, companies in sectors posting more stable profits, such as Consumer Staples, Health Care, and Financial Services, should be able to deliver better relative performance.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND (INSTITUTIONAL SHARES) -2.72%    1.47%      3.84%     -2.75%     5.72%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH FUND (CLASS A SHARES)       -7.85%   -3.94%      1.79%     -4.00%     4.94%
------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX                              -0.92%    6.12%      8.36%     -0.76%     5.42%
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           2.71%    8.64%     11.22%      2.49%     8.31%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Value Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

AN INTERVIEW WITH WILLIAM MCCLEAN AND GEORGE BAKER, MANAGING DIRECTORS AND CO-PORTFOLIO MANAGERS

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Three primary factors influenced the equity markets during the first half of 2006. First, there was a moderate level of economic growth, despite persistent concerns that growth may be due for a pause. Second, short-term interest rates continued to rise, thanks to the Federal Reserve's continuation of its long series of hikes in the federal funds target rate. Concurrently, the yield curve flattened, as longer-term rates rose slightly less than short-term rates; this is out of line with historical norms and is viewed by some as a precursor to an economic slowdown. Third, oil prices resumed their rise, spurred on by strong global demand and by geopolitical uncertainty in oil-producing regions of the world. These rising prices benefited energy stocks but raised significant fears about the prospect for higher rates of inflation.

   Most equity indexes posted positive low to mid single-digit returns for the six months, though some growth indexes showed modest losses. The value investment style outperformed growth, continuing a multi-year trend.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 7.32% for Institutional Shares and 7.08% for Class A
   Shares for the six months ended June 30, 2006. This significantly outpaced the broad-based S&P 500(R) Index, which returned 2.71% for the same period.

   The Fund's outperformance stems in part from the strength of the value investment style. Individual security selection in specific industries, as well as sector allocation, also contributed positively to the Fund's returns.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best-performing sector for the Fund was Energy; our individual security selections in this already-strong sector, as well as in Industrials, further enhanced the Fund's returns. The three top-returning stocks in the portfolio during the first half of 2006 were all tied to the Energy sector: CONSOL Energy, Marathon Oil, and Weatherford International.

   Underweightings in the troubled Health Care and Information Technology sectors also contributed positively to the Fund's performance over the period.

   Holdings that hurt performance included Motorola from the Technology sector, Teco Energy, and marine services provider Gulfmark Offshore.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: During the first quarter of 2006, we found that stocks in the Capital
   Equipment, Energy, and Electric Utility sectors offered attractive valuations relative to earnings, and the Fund's portfolio reflected this. During May and June, however, we adopted a somewhat more defensive stance toward the U.S. equity market. This led us to reduce our exposure to Commodity Cyclicals and Technology stocks. At the same time, we added exposure to more defensive areas such as Consumer Staples.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: For the remainder of 2006, we believe a more defensive posture is called for, given the prospects for slower economic growth, further interest rate increases, and less-robust earnings reports. We have maintained a portfolio composite dividend yield well above that of the S&P 500, and intend to continue to do so.

                                                                            TRAILING   TRAILING    SINCE
                                                          YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                              TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND (INSTITUTIONAL SHARES)  7.32%   13.93%     13.74%     6.74%       4.73%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE FUND (CLASS A SHARES)        1.45%    7.54%     11.49%      N/A        7.49%
------------------------------------------------------------------------------------------------------------
                                                                                                   -0.55%/1/
S&P 500(R) INDEX                                          2.71%    8.64%     11.22%     2.49%       6.25%/2/
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

1 The since inception return for the index is from 5/01/00.
2 The since inception return for the index is from 6/01/02.

BNY Hamilton Multi-Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, cfa, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Stocks started off the year at a strong pace, reaching a peak in early May.
   At that point, however, investors began to shift their focus more toward the negatives of rising interest rates, geopolitical unrest, and increasing energy prices, among other worries. The result was that the year's second quarter saw an unwinding of the first quarter's sharp move upward. Small-cap stocks led the market for much of the period, but in the later months large caps moved forward and assumed market leadership.

   In this changing environment, stocks with consistent earnings records and dividends held up better than those without them, a trend that favored this Fund and its management style.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 4.14% for Class A Shares for the six months ended June 30,
   2006. For the same period, the S&P 500(R) Index returned 2.71%, the broader-based Russell 3000(R) Index returned 3.23%, and the smaller-cap Russell 2000(R) Index returned 8.20%.

   Our significant holdings in companies with steady businesses and those paying good dividends played a significant role in our outperformance relative to the S&P 500 and the Russell 3000. We also held several stocks that posted strong returns following announcements of plans to take them private. Our underperformance relative to the Russell 2000 reflects that Index's focus on smaller-capitalization stocks, which outperformed their larger counterparts for most of the period.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Utilities have been excellent performers in the Fund many times in the past few years, and this was certainly the case again during this period. Our holdings in the Energy and Financial Services sectors were close behind.

   Among the strongest individual holdings for the Fund were Questar, a fully integrated natural gas utility; AES Corp., an electric utility; NCO Group, a debt collection business under an offer to be taken private; Energy company Kinder Morgan, also subject to an offer to be taken private; Utility Dominion Resources; and small-cap holding NS Group, a manufacturer of tubing for the drilling industry.

   Weaker-performing areas for the Fund were Health Services, Electronic Technology, and Technology Services. We were underweighted in all but Health Services.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our overall strategy does not change, though market conditions sometimes indicate tactics that might benefit shareholders. We continuously look for businesses with consistent earnings records, and seek to add them to the Fund at reasonable prices. We are on the lookout for companies that pay dividends as a means of seeking level performance in an unsettled market.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: In recent months, investors clearly have been focused on the negative; it remains to be seen whether that sentiment will shift as the year progresses. In this environment, we are seeking out opportunities among companies in numerous Technology-related fields that appear poised to move ahead, but have not yet done so. We are assessing the prospects for a variety of these businesses, and slowly adding positions in those that appear ready for an upswing--sometimes after years of underperformance--or whose share prices reflect only the past difficulties.

   In addition, a number of formerly leading companies have increased their dividends, yet their share prices have declined. Several of these yield more than 4%, and appear capable of meaningful growth in the years ahead. We believe these companies also offer interesting investment opportunities.

                                                                       TRAILING   TRAILING   TRAILING
                                                     YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                         TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-CAP EQUITY FUND (CLASS A SHARES) -1.33%    2.07%     11.37%     -0.33%     7.60%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                     2.71%    8.64%     11.22%      2.49%     8.31%
------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX                                8.20%   14.56%     18.69%      8.50%     9.05%
------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) INDEX                                3.23%    9.57%     12.56%      3.53%     8.52%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004,

Management reserved the right to implement and discontinue expense limitations any time. The Advisor assumed a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds, for the periods on and after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. Investors cannot invest directly in any index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY HAMILTON S&P 500 INDEX FUND

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

AN INTERVIEW WITH CO-PORTFOLIO MANAGERS KURT ZYLA (MANAGING DIRECTOR), DENISE KRISKO (MANAGING DIRECTOR), LLOYD BUCHANAN (VICE PRESIDENT), ROBERT MCCORMACK (VICE PRESIDENT), AND TODD ROSE (VICE PRESIDENT)

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There were a number of major trends driving the equity markets in the first half of 2006. Collectively, these resulted in a highly volatile equity environment. Oil prices remained a major theme in the first half of the year. A warmer than expected winter provided some early relief in the price of crude, but increased tensions with Iran and a spike in summer travel helped raise crude oil toward ever-higher levels.

   The Federal Reserve continued to raise short-term interest rates in its effort to stave off inflation; this was not much of a surprise, as the bond market seemed to price these hikes in well before the Federal Open Market Committee meetings. The transition from Alan Greenspan to Ben Bernanke at the Federal Reserve has caused some unrest in the market as investors adjust to the new chairman. A cooling housing market and the ongoing threat of terrorism also produced concern among investors.

   Despite the challenges, the equity markets generally experienced positive performance across segments through early May. The S&P 500 Index reached 1325.76 on May 5, its highest level in five years. Shortly thereafter, however, the market began to trend lower, and the Index closed the first half of 2006 at 1270.20.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 2.55% for Institutional Shares and 2.43% for Investor Shares for the six months ended June 30, 2006. This compares with a 2.71% return for the S&P 500(R) Index over the same period.

   We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Telecommunications Services was the strongest sector for the six-month period, with an average gain of 13.76%. Energy stocks were close behind, as continued strong demand and high commodity prices drove them to an average 13.66% return. Information Technology stocks turned in the weakest performance for the six months; although some companies within the sector enjoyed a strong period, the average return for the group was -5.85%.

   Specialty metals producer Allegheny Technologies was the strongest individual stock in the Index for the six months, rising by 92.55% as it benefited from strong demand for its products. Agricultural giant Archer Daniels Midland also was strong for the period, returning 68.34%. Rounding out the Index's top five were Nucor Corp. (Steel), OfficeMax (Retail--Office Products), and Ciena Corp. (Information Technology--Networking). KB Homes was the weakest index component stock for the six months, experiencing a -36.40% return as it felt the effects of a slowdown in the residential real estate market.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We manage a fully replicated portfolio in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: A number of factors are weighing on the equity markets, including inflationary pressure from high energy prices, intensifying global conflict, and areas of political uncertainty. Nonetheless, the overall state of the U.S. economy appears to remain healthy. Most observers are keeping a close eye on the Federal Reserve, waiting to see when it will bring a close to its long string of interest-rate hikes. Although the Federal Reserve's vigilance on inflation is widely welcome, there is concern in some circles that it could apply the brakes a bit too hard on economic growth.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                          TRAILING   TRAILING    SINCE
                                                        YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                            TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND (INSTITUTIONAL SHARES)  2.55%    8.26%     10.79%     2.08%      -0.98%
----------------------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX FUND (INVESTOR SHARES)       2.43%    7.99%     10.56%      N/A       12.30%
----------------------------------------------------------------------------------------------------------
                                                                                                 -0.55%/1/
S&P 500(R) INDEX                                        2.71%    8.64%     11.22%     2.49%      10.83%/2/
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

1 The since inception return for the index is from 5/01/00.
2 The since inception return for the index is from 8/01/02.

BNY Hamilton Small Cap Core Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: Stocks started off the year at a strong pace, reaching a peak in early May.
   At that point, however, investors began to shift their focus more toward the negatives: rising interest rates, geopolitical unrest, and increasing energy prices, among other worries. The result was that the year's second quarter saw an unwinding of the first quarter's sharp move upward. In the later portion of the period, small-cap stocks in particular were hard hit, though they still retained some of their gains from earlier months.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 5.47% for Institutional Shares and 5.30% for Class A
   Shares for the six months ended June 30, 2006. For the same period, the Fund's benchmark, the Russell 2000(R) Index, returned 8.20%.

   One reason for the Fund's underperformance relative to its benchmark has to do with the composition of the Index. Toward the end of the period, it became apparent that several of the largest stocks in the Russell 2000 were slated to be moved to the Russell 1000, a larger-cap--and more widely followed--index. This provoked great interest in these stocks in the period's closing days, driving the returns of these few stocks up sharply. Because the Index is dollar-weighted, these stocks played a large role in the benchmark's returns for the six months. Given our smaller-cap focus, we did not hold these larger stocks, and thus did not participate in this sudden run-up. This phenomenon caused many active managers to lose ground to the benchmark at the end of the period.

   Other factors in our underperformance were stock selection in the Financial Services and Producer Durable sectors. Expectations were a bit too high for many of these stocks, leaving them vulnerable to a downturn in instances when performance was reasonably positive, but not astounding. Our lack of holdings in Commodity-type businesses--which tend to be more cyclical than the consistent businesses that are our primary targets--also hurt as those stocks performed well in the first half of the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Although the Technology sector was troubled over the period, our holdings in that area were the largest positive contributors to Fund returns for the six months. Other positive results came from the Health Care and Energy sectors.

   The individual stocks making the greatest contributions to return were Akamai, which carries Internet traffic for a wide range of customers; Universal Compression Holdings, a natural gas services company; NCO Group, a business services outsourcing firm under agreement to be taken private; Ritchie Brothers Auctioneers, which auctions off industrial equipment; and Thor Industries, the largest maker of RV and other recreational vehicles.

   Among the sectors hurting performance were Financial Services, Consumer Discretionary, and Health Care.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our strategy remains the same throughout market cycles: to identify and hold businesses that have exhibited long-term consistency in their growth. We emphasize companies with management that is direct and trustworthy, and seek out moderate growth as it is more likely to be sustained than meteoric opportunities. We believe this approach can allow us to capitalize on positive market and economic trends, as well as withstand more challenging conditions.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Investors clearly have focused on the negative in recent months; it remains to be seen whether that sentiment will shift as the year progresses. In this environment, we are seeking out opportunities among companies in numerous technology-related fields that appear poised to move ahead, but have not yet done so. We are also taking a closer look at smaller companies that have experienced difficulties lately, but still appear to have effective management and strong positions in their respective markets.

                                                                            TRAILING   TRAILING    SINCE
                                                          YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2006                              TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP CORE EQUITY FUND
(INSTITUTIONAL SHARES)                                    5.47%   10.06%      N/A        N/A        12.99%
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP CORE EQUITY FUND (CLASS A SHARES) -0.23%    3.98%      N/A        N/A         8.19%
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX                                     8.20%   14.56%     18.69%     8.50%    11.84%/1/
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets and of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

1 The since inception return for the index is from 3/01/05.

BNY HAMILTON SMALL CAP GROWTH FUND

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

AN INTERVIEW WITH ARTHUR WEISE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: In the first half of 2006, the market was largely driven by cyclical sectors including Energy, Materials, and Industrial stocks. In contrast, traditional growth areas, such as Consumer Discretionary, Health Care, and Technology, were fairly flat. Overall, the value style of investing outpaced growth for the six months. This reflected a continuation of a multi-year trend in the equity markets. While small-cap stocks outperformed their large-cap counterparts for most of the period, by the end of the six months market leadership had shifted, with large caps coming to the fore.

   Since the end of March, we have worked to reposition the Fund away from an emphasis on sector allocation and toward a focus on selecting high-quality stocks. With this new approach, it is our intention that major sector trends should have less of an impact on returns going forward.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the six months ended June 30, 2006, the Fund returned 4.12% for Institutional Shares and 4.05% for Class A Shares, versus a 6.07% return for the Russell 2000 Growth(R) Index and 8.20% for the Russell 2000(R) Index over the same period. Class C Shares returned -5.14% since its funding on May 12, 2006.

   The Fund's underperformance was primarily the result of an overweighting in Consumer Discretionary and Health Care stocks in the year's first quarter; both sectors offered weaker returns than the benchmarks.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The greatest individual contributors to performance for the Fund in the first half of the year included Technology stocks RSA Securities (which was the subject of an acquisition that closed on the last day of the reporting period) and FormFactor. The greatest detractors from performance included another Technology stock, Blue Coat Systems, as well as Consumer Discretionary stock Prestige Brands. We removed both of these holdings from the portfolio before the end of the period.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The market has been relatively volatile, with individual stocks and sectors moving dramatically upward in the first quarter and back down in the second. Given these conditions, we are centering the portfolio around high-quality growth companies, electing to take profits and add to positions as opportunities present themselves. Our investment strategy is moving from one in which over- and under-weightings of market sectors drove performance to one in which individual stock selection should play a decisive role in returns.

   We seek companies that meet three criteria: they participate in industries growing much faster than the overall economy, they have leading market share or are rapidly increasing their market share, and they have great management teams. Our goal will be to provide outperformance by selecting individual companies that are performing better than their competitors.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We believe the greater volatility now being seen among individual securities should continue to present us with opportunities to add to or subtract from our positions at valuations that are beneficial to Fund returns. Company fundamentals are not changing nearly as rapidly as stock prices. While market ups and downs may play a large role in our buy and sell decisions--particularly their timing--our goal is to own fundamentally strong small-cap growth companies with great profit opportunities and management teams capable of capitalizing on them.

                                                                             TRAILING   TRAILING   TRAILING
                                                           YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2006                               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND (INSTITUTIONAL SHARES)  4.12%    1.99%      9.46%      1.02%      9.64%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH FUND (CLASS A SHARES)       -1.41%   -3.59%      7.35%     -0.17%      8.92%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH FUND (CLASS C SHARES)        N/A      N/A        N/A        N/A       -6.09%/1/
-------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX                                      8.20%   14.56%     18.69%      8.50%      9.05%
-------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX                               6.07%   14.57%     16.26%      3.48%      4.11%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Returns shown reflect the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. Total returns shown reflect the deduction of a 1% contingent deferred sales charge for Class C Shares, which may apply if shares are redeemed within 12 months after purchase. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

1 Total return shown is for the period 5/12/06 - 6/30/06 and is not annualized.

BNY HAMILTON FUNDS

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2006.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,089.80      0.94%             $4.86
Hypothetical (5% return before expenses)        $1,000.00 $1,020.14      0.94%             $4.70
------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,091.10      0.69%             $3.57
Hypothetical (5% return before expenses)        $1,000.00 $1,021.38      0.69%             $3.45
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,039.80      1.03%             $5.23
Hypothetical (5% return before expenses)        $1,000.00 $1,019.67      1.03%             $5.18
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,041.70      0.78%             $3.97
Hypothetical (5% return before expenses)         $1,000.00 $1,020.91      0.78%             $3.93
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $  972.50      1.09%             $5.32
Hypothetical (5% return before expenses)         $1,000.00 $1,019.40      1.09%             $5.44
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  972.80      0.84%             $4.09
Hypothetical (5% return before expenses)         $1,000.00 $1,020.65      0.84%             $4.19
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,070.80      1.03%             $5.30
Hypothetical (5% return before expenses)         $1,000.00 $1,019.67      1.03%             $5.17
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,073.20      0.78%             $4.02
Hypothetical (5% return before expenses)         $1,000.00 $1,020.92      0.78%             $3.92
-------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,041.40      1.25%             $6.33
Hypothetical (5% return before expenses)         $1,000.00 $1,018.60      1.25%             $6.26
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,025.50      0.35%             $1.76
Hypothetical (5% return before expenses)         $1,000.00 $1,023.06      0.35%             $1.76
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                           $1,000.00 $1,024.30      0.60%             $3.01
Hypothetical (5% return before expenses)         $1,000.00 $1,021.82      0.60%             $3.01
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,053.00      1.24%             $6.32
Hypothetical (5% return before expenses)         $1,000.00 $1,018.64      1.24%             $6.21
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,054.70      0.99%             $5.05
Hypothetical (5% return before expenses)         $1,000.00 $1,019.88      0.99%             $4.97
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,040.50      1.16%             $5.86
Hypothetical (5% return before expenses)         $1,000.00 $1,019.05      1.16%             $5.80
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     ANNUALIZED
                                          BEGINNING     ENDING      EXPENSE RATIO
                                           ACCOUNT     ACCOUNT   BASED ON THE PERIOD   EXPENSES PAID**
                                            VALUE       VALUE    05/12/06/(A)/ THROUGH  05/12/06/(A)/
                                         05/12/06/(A)/ 06/30/06       06/30/06         THROUGH 06/30/06
SMALL CAP GROWTH FUND--CLASS C SHARES
Actual                                    $1,000.00    $  948.60        1.79%               $2.39
Hypothetical (5% return before expenses)  $1,000.00    $1,015.90        1.79%               $8.96
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            BEGINNING  ENDING      ANNUALIZED
                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                              VALUE    VALUE      BASED ON THE      DURING THE
                                            01/01/06  06/30/06  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                      $1,000.00 $1,041.20      0.92%             $4.67
Hypothetical (5% return before expenses)    $1,000.00 $1,020.22      0.92%             $4.63
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (a)Commencement of offering of shares.
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).
 **Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 50 days in the period ended June 30, 2006, and divided by the 365 days in the Fund's current fiscal year (to reflect the actual period May 12, 2006 (commencement of offering of shares) to June 30, 2006.

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Diversification By Country

         As of June 30, 2006

International Equity Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                    Japan........................    24.3%
                    United Kingdom...............    22.0
                    France.......................     9.7
                    Germany......................     6.9
                    Switzerland..................     6.8
                    Netherlands..................     5.5
                    Australia....................     5.0
                    Italy........................     3.7
                    Spain........................     3.7
                    Sweden.......................     2.3
                    Hong Kong....................     1.7
                    Finland......................     1.5
                    Belgium......................     1.1
                    Norway.......................     0.9
                    Singapore....................     0.8
                    Ireland......................     0.8
                    Denmark......................     0.7
                    Greece.......................     0.6
                    Austria......................     0.5
                    Portugal.....................     0.3
                    New Zealand..................     0.2
                    Money Market Fund............     0.6
                    Other assets less liabilities     0.4
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications

         As of June 30, 2006

Large Cap Equity Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    10.2%
                  Manufacturing....................     8.2
                  Pharmaceuticals..................     8.0
                  Diversified Financial Services...     7.8
                  Insurance........................     5.7
                  Retail...........................     5.6
                  Banks............................     4.8
                  Computers........................     4.4
                  Telecommunications...............     4.3
                  Software.........................     4.1
                  Healthcare.......................     3.5
                  Cosmetics/Personal Care..........     3.5
                  Food.............................     3.4
                  Media............................     2.9
                  Semiconductors...................     2.5
                  Biotechnology....................     2.4
                  REITS............................     2.1
                  Commercial Services..............     2.1
                  Chemicals........................     1.9
                  Beverages........................     1.7
                  Internet.........................     1.6
                  Electronic Equipment & Components     1.3
                  Leisure..........................     1.2
                  Aerospace/Defense................     1.1
                  Money Market Fund................     1.1
                  Electric.........................     1.0
                  Pipelines........................     1.0
                  Transportation...................     1.0
                  Coal.............................     0.5
                  Energy...........................     0.1
                  Other assets less liabilities....     1.0
                                                      -----
                  Total............................   l00.0%
                                                      -----

Large Cap Growth Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Software.............................     9.0%
                Manufacturing........................     8.9
                Retail Stores........................     8.4
                Telecommunications...................     8.2
                Healthcare...........................     7.6
                Pharmaceuticals......................     6.8
                Cosmetics/Personal Care..............     6.7
                Diversified Financial Services.......     5.0
                Biotechnology........................     4.9
                Internet.............................     4.6
                Oil & Gas............................     3.5
                Food.................................     3.0
                Chemicals............................     2.9
                Computers............................     2.7
                Commercial Services..................     2.5
                Beverages............................     2.2
                Aerospace & Defense..................     2.2
                Semiconductors.......................     2.2
                Insurance............................     2.1
                Banks................................     1.7
                Electronic Equipment & Components....     1.3
                Transportation.......................     1.2
                Agricultural.........................     1.1
                Media................................     0.9
                Money Market Fund....................     0.9
                Liabilities in excess of other assets    (0.5)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of June 30, 2006


Large Cap Value Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    10.9%
                  Banks............................     9.0
                  Manufacturing....................     8.6
                  Diversified Financial Services...     7.6
                  Telecommunications...............     6.8
                  Money Market Fund................     6.4
                  Electric.........................     6.2
                  Retail Stores....................     4.9
                  Chemicals........................     4.9
                  Pharmaceuticals..................     4.4
                  Food.............................     4.4
                  Insurance........................     3.8
                  Aerospace/Defense................     3.7
                  Cosmetics & Personal Care........     3.6
                  Healthcare.......................     3.5
                  Transportation...................     2.4
                  Semiconductors...................     2.1
                  Machinery-Construction & Mining..     1.6
                  Building Materials...............     1.6
                  Electronic Equipment & Components     1.5
                  Computers........................     1.3
                  Coal.............................     0.6
                  Other assets less liabilities....     0.2
                                                      -----
                  Total............................   100.0%
                                                      -----

Multi-Cap Equity Fund

                                                         % of
                                                      Net Assets
                                                      ----------
                Banks................................     8.9%
                Oil & Gas............................     8.8
                Healthcare...........................     6.8
                Pharmaceuticals......................     5.6
                Electric.............................     5.6
                Pipelines............................     5.4
                Diversified Financial Services.......     5.3
                Retail...............................     4.9
                Machinery............................     4.7
                Manufacturing........................     4.5
                Commercial Services..................     4.3
                Semiconductors.......................     3.5
                Building Materials...................     3.1
                Engineering & Construction...........     3.0
                Household Products & Wares...........     2.7
                Media................................     2.6
                Beverages............................     2.5
                Food.................................     2.4
                Leisure Time.........................     2.3
                Electronic Equipment & Components....     2.2
                Telecommunications...................     2.2
                Software.............................     2.0
                Biotechnology........................     1.7
                Home Builders........................     1.6
                Computers............................     1.3
                Money Market Fund....................     1.1
                Metal Fabricate/Hardware.............     1.1
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of June 30, 2006

S&P 500 Index Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    9.9%
                  Diversified Financial Services...    8.1
                  Banks............................    6.6
                  Telecommunications...............    6.0
                  Pharmaceuticals..................    5.9
                  Retail...........................    5.8
                  Manufacturing....................    5.3
                  Insurance........................    4.8
                  Healthcare.......................    4.7
                  Computers........................    3.6
                  Software.........................    3.5
                  Media............................    3.2
                  Electric.........................    3.1
                  Semiconductors...................    2.7
                  Beverages........................    2.1
                  Aerospace/Defense................    2.1
                  Cosmetics/Personal Care..........    2.0
                  Transportation...................    1.9
                  Agriculture......................    1.7
                  Internet.........................    1.7
                  Money Market Fund................    1.5
                  Chemicals........................    1.5
                  Food.............................    1.4
                  Biotechnology....................    1.0
                  Real Estate Investment Trusts....    0.9
                  Electronic Equipment & Components    0.9
                  Commercial Services..............    0.8
                  Mining...........................    0.8
                  Machinery........................    0.7

S&P 500 Index Fund (Continued)

                                                         % of
                                                      Net Assets
                                                      ----------
                Automotive...........................     0.6
                Household Products/Wares.............     0.6
                Savings & Loans......................     0.6
                Forest Products & Paper..............     0.4
                Lodging..............................     0.4
                Apparel..............................     0.3
                Leisure Time.........................     0.3
                Pipelines............................     0.3
                Iron/Steel...........................     0.3
                Homebuilders.........................     0.2
                United States Treasury Bill..........     0.2
                Environmental Control................     0.2
                Office/Business Equipment............     0.2
                Building Materials...................     0.2
                Advertising..........................     0.2
                Packaging & Containers...............     0.1
                Distribution/Wholesale...............     0.1
                Entertainment........................     0.1
                Home Furnishing......................     0.1
                Hand/Machine Tools...................     0.1
                Airlines.............................     0.1
                Toys/Games/Hobbies...................     0.1
                Coals................................     0.1
                Engineering & Construction...........     0.1
                Housewares...........................     0.1
                Textiles.............................     0.0
                Liabilities in excess of other assets    (0.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversifications (Continued)

         As of June 30, 2006


Small Cap Core Equity Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                   Commercial Services...........    11.3%
                   Healthcare....................     7.4
                   Banks.........................     6.9
                   Oil & Gas.....................     6.8
                   Retail........................     5.8
                   Household Products/Wares......     5.6
                   Home Builders.................     4.7
                   Food..........................     4.6
                   Software......................     3.8
                   Machinery.....................     3.6
                   Internet......................     3.4
                   Environmental Control.........     3.3
                   Building Materials............     3.2
                   Electric......................     3.0
                   Telecommunications............     3.0
                   Mutual Funds..................     2.6
                   Diversified Financial Services     2.6
                   Leisure Time..................     2.6
                   Chemicals.....................     2.4
                   Metal Fabricate/Hardware......     2.3
                   Manufacturing.................     2.2
                   Semiconductors................     2.2
                   Insurance.....................     1.8
                   Electronics...................     1.6
                   Aerospace/Defense.............     1.6
                   Biotechnology.................     1.3
                   Money Market Fund.............     0.0
                   Other assets less liabilities.     0.4
                                                    -----
                   Total.........................   100.0%
                                                    -----

Small Cap Growth Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  Commercial Services..............    13.3%
                  Healthcare.......................    11.5
                  Oil & Gas........................     8.8
                  Internet.........................     7.1
                  Retail...........................     6.9
                  Software.........................     6.6
                  Semiconductors...................     5.5
                  Diversified Financial Services...     4.0
                  Biotechnology....................     3.2
                  Electronics......................     3.0
                  Distribution & Wholesale.........     2.9
                  Machinery........................     2.1
                  Food.............................     2.0
                  Transportation...................     1.9
                  Household Products & Wares.......     1.7
                  Computers........................     1.6
                  Banks............................     1.6
                  Entertainment....................     1.6
                  Lodging..........................     1.3
                  Money Market Fund................     1.3
                  Advertising......................     1.3
                  Aerospace & Defense..............     1.2
                  Leisure..........................     1.1
                  Telecommunications...............     1.1
                  Engineering & Construction.......     1.0
                  Insurance........................     1.0
                  Manufacturing....................     0.9
                  Pharmaceuticals..................     0.9
                  Building Materials...............     0.6
                  Electronic Equipment & Components     0.6
                  Cosmetics & Personal Care........     0.5
                  Environment Control..............     0.4
                  Other assets less liabilities....     1.3
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks--99.0%
          Australia--5.0%
  36,450  Alumina, Ltd. ADR........... $   732,645
  31,100  Amcor Ltd. ADR..............     617,335
  65,899  BHP Ltd. ADR................   2,838,270
  97,100  Coca-Cola Amatil Ltd.
          ADR.........................   1,022,949
  30,700  Commonwealth Bank of
          Australia ADR...............   3,038,775
 334,100  Foster's Group Ltd. ADR.....   1,357,748
 171,900  Lend Lease Corp. Ltd.
          ADR.........................   1,786,694
  18,820  National Australia Bank Ltd.
          ADR.........................   2,452,246
  56,147  Newcrest Mining Ltd.
          ADR.........................     879,335
   8,620  TABCORP Holdings Ltd.
          ADR.........................     973,439
  23,520  Westpac Banking Corp.
          ADR.........................   2,030,952
  32,805  Woodside Petroleum Ltd.
          ADR.........................   1,072,386
                                       -----------
                                        18,802,774
                                       -----------
          Austria--0.5%
  42,200  Erste Bank der
          Oesterreichischen
          Sparkassen ADR..............   1,187,107
  65,000  Oest Elektrizats AG ADR.....     625,008
                                       -----------
                                         1,812,115
                                       -----------
          Belgium--1.1%
  12,700  Delhaize Group ADR..........     877,443
  76,600  Fortis ADR..................   2,607,303
   6,500  Solvay SA ADR...............     747,599
                                       -----------
                                         4,232,345
                                       -----------

Number of
 Shares                         US$ Value
---------                       ----------
          Common Stocks (Continued)
          Denmark--0.7%
  15,200  D/S Torm A/S ADR..... $  715,814
  55,800  Danske Bank A/S ADR..  1,061,718
  14,400  Novo Nordisk A/S ADR.    915,696
                                ----------
                                 2,693,228
                                ----------
          Finland--1.5%
  66,200  Amer Sports Oyj ADR..    691,141
  27,200  Metso Corp. ADR......    983,824
 149,200  Nokia Corp. ADR......  3,022,791
  37,900  UPM-Kymmene Oyj
          ADR..................    814,471
                                ----------
                                 5,512,227
                                ----------
          France--9.7%
  73,700  Alcatel SA ADR*......    929,357
  23,100  Arcelor ADR..........  1,116,500
  74,700  AXA SA ADR...........  2,448,666
  62,600  BNP Paribas SA ADR...  2,995,648
  26,006  Business Objects SA
          ADR*.................    707,363
  15,000  Dassault Systemes SA
          ADR..................    797,400
  76,800  France Telecom SA ADR  1,678,848
  86,500  Groupe Danone ADR....  2,306,955
  31,624  Lafarge SA ADR.......    990,147
   9,500  Lagardere SCA ADR....    700,897
  24,585  L'Air Liquide SA ADR.    957,534
  71,500  L'Oreal SA ADR.......  1,350,335
  18,200  PSA Peugeot Citroen
          ADR..................  1,132,162
  19,100  Publicis Groupe ADR..    731,148
  79,800  Sanofi-Aventis ADR...  3,886,260
  94,445  Societe Generale ADR.  2,777,542
  32,600  Sodexho Alliance SA
          ADR..................  1,560,888

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks (Continued)
  13,200  Technip SA ADR........... $   727,584
  58,913  Thomson ADR..............     972,065
  77,624  Total SA ADR.............   5,085,924
  41,100  Veolia Environnement
          ADR......................   2,125,692
                                    -----------
                                     35,978,915
                                    -----------
          Germany--6.9%
 164,000  Allianz AG ADR...........   2,591,199
  12,000  Altana AG ADR............     670,560
  19,700  BASF AG ADR..............   1,581,713
  28,700  Bayer AG ADR.............   1,317,617
   5,000  Continental AG ADR.......     511,591
  33,100  DaimlerChrysler AG.......   1,633,816
  20,423  Deutsche Bank AG.........   2,297,588
  67,900  Deutsche Lufthansa AG....   1,252,824
  94,700  Deutsche Telekom AG
          ADR......................   1,518,988
  70,527  E.On AG ADR..............   2,704,711
  18,300  Fresenius Medical Care AG
          & Co. ADR................     699,426
  23,500  Hypo Real Estate Holding
          AG ADR...................   1,424,297
   1,500  Puma AG Rudolf Dassler
          Sport ADR................     583,567
  18,100  RWE AG ADR...............   1,506,655
  34,580  SAP AG ADR...............   1,816,142
  32,342  Siemens AG ADR...........   2,807,932
  51,500  Volkswagen AG ADR........     721,726
                                    -----------
                                     25,640,352
                                    -----------
          Greece--0.6%
 163,900  Alpha Bank A.E. ADR......   1,020,622
  58,000  Hellenic
          Telecommunications
          Organization SA ADR*.....     646,120

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
  91,500  National Bank of Greece SA
          ADR....................... $  732,000
                                     ----------
                                      2,398,742
                                     ----------
          Hong Kong--1.7%
  64,000  Cheung Kong (Holdings)
          Ltd. ADR..................    693,395
 141,000  CLP Holdings Ltd. ADR.....    825,090
  72,400  Hang Seng Bank Ltd.
          ADR.......................    918,170
  19,200  Hutchison Whampoa Ltd.
          ADR.......................    876,323
  30,600  MTR Corp. Ltd. ADR........    738,702
  81,000  Sun Hung Kai Properties
          Ltd. ADR..................    825,957
  69,000  Swire Pacific Ltd. ADR....    712,032
  48,000  Television Broadcasts Ltd.
          ADR.......................    593,280
                                     ----------
                                      6,182,949
                                     ----------
          Ireland--0.8%
  22,100  Allied Irish Banks PLC
          ADR.......................  1,068,756
  12,300  Bank of Ireland ADR.......    883,755
  21,100  CRH PLC ADR...............    702,419
   5,800  Ryanair Holdings PLC
          ADR*......................    305,776
                                     ----------
                                      2,960,706
                                     ----------
          Italy--3.7%
  39,120  Enel SpA ADR..............  1,682,942
  42,392  Eni SpA ADR...............  2,490,530
  61,000  Fiat SpA ADR*.............    810,080
  24,200  Italcementi SPA ADR.......    612,064
  29,000  Luxottica Group SpA
          ADR.......................    786,770

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks (Continued)
  36,200  Mediaset SpA ADR......... $ 1,280,310
 105,650  Sanpaolo IMI SpA ADR.....   3,725,218
  92,329  Telecom Italia SpA ADR...   2,476,940
                                    -----------
                                     13,864,854
                                    -----------
          Japan--24.3%
  12,600  Advantest Corp. ADR......     322,560
  54,000  Aeon Co., Ltd. ADR.......   1,185,674
  56,000  Aiful Corp. ADR..........     748,283
   9,400  Ajinomoto Co., Inc.
          ADR......................   1,041,841
 130,000  All Nippon Airways Co.,
          Ltd. ADR.................   1,000,740
  18,750  Amada Co., Ltd. ADR......     787,298
  11,700  Asahi Glass Co., Ltd.
          ADR......................   1,485,081
  16,800  Asahi Kasei Corp. ADR....   1,097,809
  18,500  Bridgestone Corp. ADR....     713,686
  29,000  Canon, Inc. ADR..........   2,124,830
  36,000  Dai Nippon Printing Co.,
          Ltd. ADR.................   1,114,816
   3,900  Daiwa House Industry Co.
          Ltd. ADR.................     624,328
  12,000  Daiwa Securities Group,
          Inc. ADR.................   1,431,833
   6,750  Denso Corp. ADR..........     883,348
  39,000  Eisai Co., Ltd. ADR......   1,756,989
  29,000  Fuji Photo Film Co., Ltd.
          ADR......................     973,240
  32,600  Fujitsu Ltd. ADR.........   1,264,759
  14,800  Hitachi Ltd. ADR.........     977,836
  54,000  Honda Motor Co., Ltd.
          ADR......................   1,718,280
  14,500  Itochu Corp. ADR.........   1,274,767

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
  69,800  Japan Airlines System Corp.
          ADR........................... $  876,199
   4,300  Kao Corp. ADR.................  1,126,580
  84,000  Kirin Brewery Co., Ltd.
          ADR...........................  1,321,925
  18,500  Komatsu Ltd. ADR..............  1,472,685
  15,800  Kubota Corp. ADR..............    752,870
  10,200  Kyocera Corp. ADR.............    793,050
  22,500  Marui Co., Ltd. ADR...........    701,483
  28,000  Matsui Securities Co., Ltd.
          ADR...........................    530,533
   5,700  Matsushita Electric Works
          Ltd. ADR......................    633,749
  82,000  Matsushita Electric Industrial
          Co., Ltd. ADR.................  1,732,660
  13,800  Meiji Seika Kaisha Ltd.
          ADR...........................    703,792
  15,400  Millea Holdings, Inc.
          ADR...........................  1,432,662
  29,000  Mitsubishi Corp. ADR..........  1,159,342
  19,900  Mitsubishi Electric Corp.
          ADR...........................  1,596,316
   6,400  Mitsubishi Estate Co., Ltd.
          ADR...........................  1,360,451
 312,000  Mitsubishi UFJ Financial
          Group, Inc. ADR...............  4,352,399
  10,900  Mitsui Sumitomo Insurance
          Co., Ltd. ADR.................  1,370,188
 209,000  NEC Corp. ADR.................  1,113,970
  44,000  Nidec Corp. ADR...............    793,760
  86,500  Nikko Cordial Corp.
          ADR*..........................  1,107,780
  59,200  Nintendo Co., Ltd. ADR........  1,242,880
  11,800  Nippon Shokubai Co., Ltd.
          ADR...........................    722,049

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                             US$ Value
---------                           ----------
          Common Stocks (Continued)
  45,600  Nippon Telegraph and
          Telephone Corp. ADR...... $1,115,832
 139,000  Nippon Yusen KK ADR......  1,809,321
  45,500  Nissan Motor Co., Ltd.
          ADR......................  1,000,090
   2,000  Nitto Denko Corp. ADR....  1,425,885
  84,000  Nomura Holdings, Inc.
          ADR......................  1,579,200
   6,800  NSK Ltd. ADR.............    564,510
  77,100  NTT DoCoMo, Inc.
          ADR......................  1,130,286
  21,200  Oji Paper Co. Ltd. ADR...  1,207,295
  81,000  Olympus Corp. ADR........  2,168,216
  15,200  Ricoh Co. Ltd. ADR.......  1,508,600
  14,000  Secom Co., Ltd. ADR......  1,325,110
  76,000  Sega Sammy Holding, Inc.
          ADR......................    704,718
  48,000  Sharp Corp. ADR..........    759,163
  57,000  Shiseido Co., Ltd. ADR...  1,119,406
  39,400  Sony Corp. ADR...........  1,735,176
   8,300  Sumitomo Electric
          Industries Ltd. ADR......  1,216,883
  20,900  Sumitomo Metal Industries
          Ltd. ADR.................    862,948
 231,000  Sumitomo Mitsui Financial
          Group, Inc. ADR..........  2,445,089
   5,200  Suruga Bank Ltd. ADR.....    701,430
  19,000  Taiheiyo Cement Corp.
          ADR......................    701,395
  18,500  Taisei Corp. ADR.........    676,464
  11,000  TDK Corp. ADR............    833,580
  19,800  Teijin Ltd. ADR..........  1,257,473
  12,100  The Bank of Fukuoka Ltd.
          ADR......................    920,877

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
  17,600  The Bank of Yokohama
          Ltd. ADR................... $ 1,362,552
  11,400  The Shizuoka Bank Ltd.
          ADR........................   1,232,594
 133,000  The Sumitomo Trust and
          Banking Co. Ltd. ADR.......   1,454,315
  10,400  Tokyu Land Corp. ADR.......     810,602
   9,800  Toppan Printing Co., Ltd.
          ADR........................     554,660
   6,600  Toray Industries, Inc.
          ADR........................     573,310
   3,700  Toyo Suisan Kaisi Ltd.
          ADR........................     580,011
  48,150  Toyota Motor Corp.
          ADR........................   5,036,009
  15,000  Trend Micro, Inc.
          ADR*.......................     508,500
                                      -----------
                                       90,306,821
                                      -----------
          Netherlands--5.5%
  64,500  ABN AMRO Holding NV
          ADR........................   1,764,720
  60,900  Aegon NV ADR...............   1,039,563
  10,000  Akzo Nobel NV ADR..........     537,700
  19,040  James Hardie Industries NV
          ADR........................     543,021
  32,650  Heineken NV ADR*...........     691,978
  68,800  ING Groep NV ADR...........   2,705,215
  79,500  Koninklijke (Royal) KPN
          NV ADR.....................     895,965
  41,500  Koninklijke (Royal) Philips
          Electronics NV ADR.........   1,292,310
  34,400  Koninklijke DSM NV
          ADR........................     358,046

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  65,327  Royal Dutch Shell PLC
          ADR, Class A................ $ 4,375,602
  44,388  Royal Dutch Shell PLC
          ADR, Class B................   3,101,390
  23,500  TNT NV ADR..................     841,300
  60,000  Unilever NV ADR.............   1,353,000
  34,800  Wolters Kluwer NV
          ADR.........................     821,865
                                       -----------
                                        20,321,675
                                       -----------
          New Zealand--0.2%
  31,425  Telecom Corp. of New
          Zealand Ltd. ADR............     625,043
                                       -----------
          Norway--0.9%
   5,360  DNB Nor Bank ASA
          ADR.........................     665,413
  35,500  Norsk Hydro ASA ADR.........     948,205
  13,600  Orkla ASA ADR...............     630,541
  33,100  Statoil ASA ADR.............     944,012
                                       -----------
                                         3,188,171
                                       -----------
          Portugal--0.3%
  30,170  Electricidade de Portugal SA
          ADR.........................   1,186,284
                                       -----------
          Singapore--0.8%
 137,500  CapitaLand Ltd. ADR.........     782,554
  12,250  DBS Group Holdings Ltd.
          ADR.........................     560,850
  22,000  Keppel Corp. Ltd. ADR.......     409,017
  53,750  Neptune Orient Lines Ltd.
          ADR.........................     246,089
  23,300  Singapore
          Telecommunications Ltd.
          ADR.........................     374,249

Number of
 Shares                               US$ Value
---------                            -----------
          Common Stocks (Continued)
  33,500  United Overseas Bank Ltd.
          ADR....................... $   660,955
                                     -----------
                                       3,033,714
                                     -----------
          Spain--3.7%
 125,100  Banco Bilbao Vizcaya
          Argentaria SA ADR.........   2,577,060
 224,400  Banco Santander Central
          Hispano SA ADR............   3,280,728
 317,500  Corporacion Mapfre SA
          ADR.......................   1,171,639
  68,900  Endesa SA ADR.............   2,213,068
  28,000  NH Hoteles SA ADR.........   1,003,901
  31,800  Repsol YPF SA ADR.........     892,308
  50,575  Telefonica SA ADR.........   2,515,601
                                     -----------
                                      13,654,305
                                     -----------
          Sweden--2.3%
  61,200  AB SKF ADR................     964,286
  55,200  Atlas Copco AB ADR........   1,532,601
  26,700  Electrolux AB ADR.........     770,965
  13,450  Husqvarna AB ADR*.........     323,953
  20,000  Sandvik AB ADR............   1,162,638
  14,400  Svenska Cellulosa AB (SCA)
          ADR.......................     594,716
  60,160  Telefonaktiebolaget LM
          Ericsson ADR..............   1,987,686
  26,300  Volvo AB ADR..............   1,288,963
                                     -----------
                                       8,625,808
                                     -----------
          Switzerland--6.8%
  73,940  ABB Ltd. ADR..............     958,262
  55,600  Adecco SA ADR.............     820,656
  45,910  Credit Suisse Group
          ADR.......................   2,570,501

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks (Continued)
  15,750  Logitech International SA
          ADR*..................... $   610,785
  54,728  Nestle SA ADR............   4,288,885
  78,240  Novartis AG ADR..........   4,218,700
  49,040  Roche Holding Ltd.
          ADR......................   4,045,300
  30,400  Serono SA ADR............     521,360
  16,534  Swiss Reinsurance Co.
          ADR......................   1,153,331
  32,400  Syngenta AG ADR..........     860,544
  35,440  UBS AG...................   3,887,767
  57,900  Zurich Financial Services
          AG ADR...................   1,266,713
                                    -----------
                                     25,202,804
                                    -----------
          United Kingdom--22.0%
  70,900  Amvescap PLC ADR.........   1,310,941
 102,000  Anglo American PLC
          ADR......................   2,084,880
  56,769  AstraZeneca PLC ADR......   3,395,922
  68,200  BAA PLC ADR..............   1,176,886
  40,325  BAE Systems PLC ADR......   1,103,086
  62,075  Barclays PLC ADR.........   2,841,794
  22,480  BG Group PLC ADR.........   1,503,462
  48,350  BHP Billiton PLC ADR.....   1,893,386
   9,450  BOC Group PLC ADR........     552,825
  43,200  Boots Group PLC ADR......     614,835
 116,296  BP PLC ADR...............   8,095,364
   8,930  British Airways PLC
          ADR......................     567,144
  31,700  British American Tobacco
          PLC ADR..................   1,607,507
  27,050  British Sky Broadcasting
          Group PLC ADR............   1,149,355

Number of
 Shares                           US$ Value
---------                         ----------
          Common Stocks (Continued)
  35,010  BT Group PLC ADR....... $1,550,593
  26,904  Cadbury Schweppes PLC
          ADR....................  1,044,413
  21,338  Centrica PLC ADR.......  1,125,763
 239,100  Compass Group PLC
          ADR....................  1,159,755
  53,420  Corus Group PLC ADR....    908,140
  27,070  Diageo PLC ADR.........  1,828,578
  40,050  Friends Provident PLC
          ADR....................  1,324,085
 100,301  GlaxoSmithKline PLC
          ADR....................  5,596,795
  64,070  Gus PLC ADR............  1,144,719
  49,800  HBOS PLC ADR...........  2,597,444
  78,500  HSBC Holdings PLC
          ADR....................  6,935,474
  22,425  Imperial Chemical
          Industries PLC ADR.....    598,748
  16,700  Imperial Tobacco Group
          PLC ADR................  1,031,058
  16,940  International Power PLC
          ADR....................    902,902
 870,550  Invensys PLC ADR.......    619,919
  13,350  Johnson Matthey PLC
          ADR....................    655,314
 111,626  Kingfisher PLC ADR.....    984,809
  27,211  Ladbrokes PLC ADR......    205,087
 111,900  Legal & General Group
          PLC ADR................  1,327,168
  58,475  Lloyds TSB Group PLC
          ADR....................  2,308,008
  15,250  Marks & Spencer Group
          PLC ADR................    993,406
  21,488  National Grid PLC
          ADR....................  1,161,641

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                               US$ Value
---------                            ------------
          Common Stocks (Continued)
  64,850  Prudential Corp. PLC
          ADR....................... $  1,487,011
  29,250  Reed Elsevier PLC ADR.....    1,177,020
  54,500  Rentokil Initial PLC
          ADR.......................      786,244
  20,220  Rolls-Royce Group PLC
          ADR.......................      774,139
 118,980  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................    1,489,630
  50,200  SABMiller PLC ADR.........      904,800
  45,400  Scottish & Southern Energy
          PLC ADR...................      966,493
  20,555  Scottish Power PLC
          ADR.......................      886,743
   8,520  Smith & Nephew PLC
          ADR.......................      328,276
 104,968  Tesco PLC ADR.............    1,945,330
  52,020  Unilever PLC ADR..........    1,172,531
  30,050  United Utilities PLC
          ADR.......................      712,486
 205,810  Vodafone Group PLC
          ADR.......................    4,383,752
  21,050  Wolseley PLC ADR..........      942,619
                                     ------------
                                       81,858,280
                                     ------------
          Total Common Stocks
          (Cost $281,838,156).......  368,082,112
                                     ------------

Number of
 Shares                                 US$ Value
---------                              ------------
          Money Market Fund--0.6%
2,219,413 BNY Hamilton Money
          Fund (Institutional Shares),
          5.06%(a)
          (Cost $2,219,413)........... $  2,219,413
                                       ------------
          Total Investments
          (Cost $284,057,569)(b)--
          99.6%.......................  370,301,525
          Other assets less
          liabilities--0.4%...........    1,661,031
                                       ------------
          Net Assets--100.0%.......... $371,962,556
                                       ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $86,243,956 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $90,781,324 and aggregate gross unrealized depreciation of $4,537,368.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2006 (Unaudited)


                                                             % of
                                                            Total
                                               US$ Value  Net Assets
                                              ----------- ----------
            Advertising...................... $   731,148     0.2%
            Aerospace/Defense................   1,877,225     0.5
            Agriculture......................   2,638,565     0.7
            Airlines.........................   4,002,683     1.1
            Apparel..........................     583,567     0.1
            Auto Manufacturers...............  12,052,163     3.2
            Auto Parts & Equipment...........   2,108,625     0.6
            Banks............................  66,883,399    18.0
            Beverages........................   7,127,978     1.9
            Building Materials...............   5,667,876     1.5
            Chemicals........................  11,413,383     3.1
            Commercial Services..............   4,601,486     1.2
            Computers........................   2,709,124     0.7
            Cosmetics/Personal Care..........   3,596,321     1.0
            Distribution/Wholesale...........   3,376,728     0.9
            Diversified Financial Services...  12,636,305     3.4
            Electric.........................  14,661,537     3.9
            Electrical Components & Equipment   4,550,198     1.2
            Electronics......................   3,521,890     0.9
            Engineering & Construction.......   2,811,612     0.8
            Entertainment....................   1,178,526     0.3
            Food.............................  15,944,742     4.3
            Food Service.....................   2,720,643     0.7
            Forest Products & Paper..........   2,616,482     0.7
            Gas..............................   1,125,763     0.3
            Hand/Machine Tools...............   1,956,398     0.5
            Healthcare--Products.............   1,115,046     0.3
            Healthcare--Services.............     699,426     0.2
            Holding Companies--Diversified...   1,997,372     0.5
            Home Builders....................     624,328     0.2
            Home Furnishings.................   5,210,866     1.4
            Household Products/Wares.........     323,953     0.1
            Insurance........................  20,807,070     5.6
            Internet.........................   1,039,033     0.3
            Iron/Steel.......................   2,887,588     0.8
            Leisure Time.....................   1,395,859     0.4
            Lodging..........................   1,003,901     0.3
            Machinery--Construction & Mining.   3,005,286     0.8
            Machinery--Diversified...........   3,812,955     1.0
            Media............................   5,722,727     1.5
            Metal Fabricate/Hardware.........   1,528,796     0.4

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Continued)

         June 30, 2006 (Unaudited)

                                                           % of
                                                          Total
                                            US$ Value   Net Assets
                                           ------------ ----------
             Mining....................... $  8,428,516     2.3%
             Miscellaneous Manufacturing..    6,569,307     1.8
             Office/Business Equipment....    3,633,430     1.0
             Oil & Gas....................   28,509,183     7.7
             Oil & Gas Services...........      727,584     0.2
             Packaging & Containers.......      617,335     0.2
             Pharmaceuticals..............   25,007,582     6.7
             Real Estate..................    6,259,653     1.7
             Retail.......................    5,624,926     1.5
             Software.....................    3,320,905     0.9
             Telecommunications...........   24,852,051     6.7
             Textiles.....................    1,830,783     0.5
             Toys/Games/Hobbies...........    1,242,880     0.3
             Transportation...............    4,351,226     1.2
             Water........................    2,838,178     0.8
             Money Market Fund............    2,219,413     0.6
                                           ------------   -----
             Total value of investments...  370,301,525    99.6
             Other assets less liabilities    1,661,031     0.4
                                           ------------   -----
             Net Assets................... $371,962,556   100.0%
                                           ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)


        Assets:
          Non-affiliated investments at market value,
           (Cost $281,838,156)........................... $368,082,112
          Affiliated investments at market value,
           (Cost $2,219,413).............................    2,219,413
          Cash...........................................      108,627
          Receivables:
           Dividends.....................................    1,383,795
           Investments sold..............................      555,109
           Reclaims......................................      249,225
           Capital stock sold............................      183,721
           Interest......................................        5,087
          Other assets...................................       18,923
                                                          ------------
           Total Assets..................................  372,806,012
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................      381,978
           Capital stock repurchased.....................      190,585
           Services provided by The Bank of New
            York.........................................      176,932
          Accrued expenses and other liabilities.........       93,961
                                                          ------------
           Total Liabilities.............................      843,456
                                                          ------------
        Net Assets:...................................... $371,962,556
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     27,016
          Paid in capital................................  356,048,090
          Undistributed net investment income............    5,454,785
          Accumulated net realized loss on investments
           and foreign currency transactions.............  (75,811,291)
          Net unrealized appreciation on investments.....   86,243,956
                                                          ------------
        Net Assets....................................... $371,962,556
                                                          ------------
        Class A Shares:
          Net assets..................................... $  4,824,996
                                                          ------------
          Shares outstanding.............................      355,009
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      13.59
          Maximum sales charge--5.25% of public
           offering price................................         0.75
                                                          ------------
          Maximum offering price......................... $      14.34
                                                          ------------
        Institutional Shares:
          Net assets..................................... $367,137,560
                                                          ------------
          Shares outstanding.............................   26,660,728
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      13.77
                                                          ------------
        Class A Shares authorized @ $0.001 par value.....  200,000,000
        Institutional Shares authorized @ $0.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

        Investment Income:
          Dividends (net of foreign withholding taxes of
           $681,437)...................................... $ 6,614,145
          Interest from affiliated fund...................      34,744
                                                           -----------
           Total Income...................................   6,648,889
                                                           -----------
        Expenses:
          Advisory........................................     862,657
          Administration..................................     172,531
          Transfer agent..................................      65,294
          Custodian.......................................      21,171
          Directors.......................................      12,817
          Registration and filings........................      11,703
          Reports to shareholders.........................       9,538
          Audit...........................................       8,684
          12b-1 fee--Class A Shares.......................       5,872
          Insurance.......................................       4,353
          Legal...........................................       3,836
          Cash management.................................       1,767
          Other...........................................      21,325
                                                           -----------
           Total Expenses.................................   1,201,548
          Earnings credit adjustment (Note 3).............      (7,444)
                                                           -----------
           Net Expenses...................................   1,194,104
                                                           -----------
           Net Investment Income..........................   5,454,785
                                                           -----------
        Realized and Unrealized Gain (Loss)
         on Investments and Foreign
         Currency Transactions:
          Net realized gain on:
           Investments....................................  15,780,546
           Foreign currency transactions..................      15,129
                                                           -----------
          Net realized gain on investments and foreign
           currency transactions..........................  15,795,675
                                                           -----------
          Increase (decrease) in unrealized appreciation/
           depreciation on:
           Investments....................................   6,674,082
           Foreign currency denominated assets and
            liabilities...................................      (9,504)
                                                           -----------
          Net unrealized gain on investments and foreign
           currency denominated assets and liabilities....   6,664,578
                                                           -----------
          Net realized and unrealized gain on investments
           and foreign currency transactions..............  22,460,253
                                                           -----------
          Net increase in net assets resulting from
           operations..................................... $27,915,038
                                                           -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets


                                                                               Six Months Ended  Year Ended
                                                                                June 30, 2006   December 31,
                                                                                 (Unaudited)        2005
                                                                               ---------------- ------------
Operations:
  Net investment income.......................................................   $  5,454,785   $  4,451,384
  Net realized gain on investments and foreign currency transactions..........     15,795,675      6,747,687
  Increase in unrealized appreciation/depreciation on investments and foreign
   currency denominated assets and liabilities................................      6,664,578     24,228,369
                                                                                 ------------   ------------
   Net increase in net assets resulting from operations.......................     27,915,038     35,427,440
                                                                                 ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares........................             --        (53,684)
                          Institutional Shares................................             --     (4,476,884)
                                                                                 ------------   ------------
                                                                                           --     (4,530,568)
                                                                                 ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares............................        182,582      1,050,632
                     Institutional Shares.....................................     84,014,295    121,458,569
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares..................................................             --         53,382
         Institutional Shares.................................................             --        973,891
  Value of capital stock repurchased: Class A Shares..........................       (185,112)    (1,507,843)
                      Institutional Shares....................................    (53,164,527)   (63,512,967)
                                                                                 ------------   ------------
  Net increase in net assets resulting from capital stock transactions........     30,847,238     58,515,664
                                                                                 ------------   ------------
   Increase in Net Assets.....................................................     58,762,276     89,412,536
Net Assets:
  Beginning of year...........................................................    313,200,280    223,787,744
                                                                                 ------------   ------------
  End of period (includes undistributed net investment income of
   $5,454,785 at June 30, 2006)...............................................   $371,962,556   $313,200,280
                                                                                 ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.................................................         13,698         94,301
         Institutional Shares.................................................      6,150,554     10,469,761
  Shares issued on reinvestment of dividends: Class A Shares..................             --          4,280
                           Institutional Shares...............................             --         77,233
  Shares repurchased: Class A Shares..........................................        (13,990)      (135,223)
             Institutional Shares.............................................     (3,956,017)    (5,462,262)
                                                                                 ------------   ------------
   Net increase...............................................................      2,194,245      5,048,090
  Shares outstanding, beginning of year.......................................     24,821,492     19,773,402
                                                                                 ------------   ------------
  Shares outstanding, end of period...........................................     27,015,737     24,821,492
                                                                                 ------------   ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                   Class A Shares
                                            ----------------------------------------------------------
                                            Six Months Ended           Year Ended December 31,
                                             June 30, 2006   -----------------------------------------
                                              (Unaudited)     2005    2004    2003     2002      2001
                                            ---------------- ------  ------  ------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year.......      $12.47      $11.19  $ 9.77  $ 7.29  $  9.27   $ 12.38
                                                 ------      ------  ------  ------  -------   -------
Gain (loss) from investment operations
Net investment income (loss)/(a)/..........        0.19        0.17    0.13    0.08     0.03     (0.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions.............................        0.93        1.26    1.39    2.46    (2.01)    (3.10)
                                                 ------      ------  ------  ------  -------   -------
 Total from investment operations..........        1.12        1.43    1.52    2.54    (1.98)    (3.11)
                                                 ------      ------  ------  ------  -------   -------
Dividends
Dividends from net investment income.......          --       (0.15)  (0.10)  (0.06)      --        --
                                                 ------      ------  ------  ------  -------   -------
Net asset value at end of period...........      $13.59      $12.47  $11.19  $ 9.77  $  7.29   $  9.27
                                                 ------      ------  ------  ------  -------   -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/...............................        8.98%      12.81%  15.61%  34.85%  (21.36)%  (25.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $4,825      $4,431  $4,384  $6,260  $ 5,081   $ 5,350
Ratio to average net assets of:
 Expenses..................................        0.94%*      1.10%   1.35%   1.56%    1.69%     1.52%
 Net investment income (loss)..............        2.86%*      1.49%   1.25%   1.01%    0.37%    (0.09)%
Portfolio turnover rate....................          12%         11%     31%    101%     307%      169%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                           Institutional Shares
                                                   ------------------------------------------------------------------
                                                   Six Months Ended               Year Ended December 31,
                                                    June 30, 2006   -------------------------------------------------
                                                     (Unaudited)      2005      2004      2003       2002       2001
                                                   ---------------- --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year..............     $  12.62     $  11.32  $   9.89  $   7.38  $   9.35   $  12.50
                                                       --------     --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/........................         0.21         0.20      0.14      0.10      0.06       0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions...         0.94         1.29      1.42      2.49     (2.03)     (3.17)
                                                       --------     --------  --------  --------  --------   --------
  Total from investment operations................         1.15         1.49      1.56      2.59     (1.97)     (3.15)
                                                       --------     --------  --------  --------  --------   --------
Dividends
Dividends from net investment income..............           --        (0.19)    (0.13)    (0.08)       --         --
                                                       --------     --------  --------  --------  --------   --------
Net asset value at end of period..................     $  13.77     $  12.62  $  11.32  $   9.89  $   7.38   $   9.35
                                                       --------     --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/......................................         9.11%       13.14%    15.85%    35.13%   (21.07)%   (25.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......     $367,138     $308,769  $219,404  $144,908  $115,773   $172,417
Ratio to average net assets of:
  Expenses........................................         0.69%*       0.84%     1.08%     1.31%     1.44%      1.27%
  Net investment income...........................         3.17%*       1.71%     1.37%     1.24%     0.66%      0.19%
Portfolio turnover rate...........................           12%          11%       31%      101%      307%       169%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--96.3%
          Aerospace/Defense--1.1%
  68,000  United Technologies
          Corp....................... $ 4,312,560
                                      -----------
          Banks--4.8%
 205,108  Bank of America Corp.......   9,865,695
  70,000  Wachovia Corp..............   3,785,600
  70,000  Wells Fargo & Co...........   4,695,600
                                      -----------
                                       18,346,895
                                      -----------
          Beverages--1.7%
 110,000  PepsiCo, Inc...............   6,604,400
                                      -----------
          Biotechnology--2.4%
  60,000  Amgen, Inc.*...............   3,913,800
 111,000  Celgene Corp.*.............   5,264,730
                                      -----------
                                        9,178,530
                                      -----------
          Chemicals--1.9%
  80,000  Air Products and Chemicals,
          Inc........................   5,113,600
  50,000  duPont (E.I.) de Nemours
          & Co.......................   2,080,000
                                      -----------
                                        7,193,600
                                      -----------
          Coal--0.5%
  35,000  Peabody Energy Corp........   1,951,250
                                      -----------
          Commercial Services--2.1%
 200,000  Accenture Ltd.
          (Bermuda)..................   5,664,000
  76,000  Equifax, Inc...............   2,609,840
                                      -----------
                                        8,273,840
                                      -----------
          Computers--4.4%
  81,000  Apple Computer, Inc.*......   4,626,720
  71,000  Cognizant Technology
          Solutions Corp.*...........   4,783,270

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 325,000  EMC Corp.*................ $ 3,565,250
 180,000  Seagate Technology
          (Cayman Islands)..........   4,075,200
                                     -----------
                                      17,050,440
                                     -----------
          Cosmetics/Personal Care--3.5%
 168,000  Avon Products, Inc........   5,208,000
  70,000  Colgate-Palmolive Co......   4,193,000
  74,375  Procter & Gamble Co.......   4,135,250
                                     -----------
                                      13,536,250
                                     -----------
          Diversified Financial Services--7.8%
  24,000  Capital One Financial
          Corp......................   2,050,800
 190,000  Citigroup, Inc............   9,165,600
 172,000  J.P. Morgan Chase & Co....   7,224,000
  82,000  Merrill Lynch & Co., Inc..   5,703,920
  90,000  Morgan Stanley............   5,688,900
                                     -----------
                                      29,833,220
                                     -----------
          Electric--1.0%
 135,000  Duke Energy Corp..........   3,964,950
                                     -----------
          Electrical Components & Equipment--1.3%
  58,000  Emerson Electric Co.......   4,860,980
                                     -----------
          Energy--Alternate Sources--0.1%
  10,000  Aventine Renewable
          Energy Holdings, Inc.*....     389,000
                                     -----------
          Food--3.4%
 119,000  Campbell Soup Co..........   4,416,090
 175,000  Safeway, Inc..............   4,550,000
 200,000  Wild Oats Markets, Inc.*..   3,920,000
                                     -----------
                                      12,886,090
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Healthcare--Products--
          2.7%
  96,500  Johnson & Johnson........... $ 5,782,280
  80,000  Zimmer Holdings, Inc.*......   4,537,600
                                       -----------
                                        10,319,880
                                       -----------
          Healthcare--Services--0.8%
  45,000  WellPoint, Inc.*............   3,274,650
                                       -----------
          Insurance--4.1%
  65,000  American International
          Group, Inc..................   3,838,250
  40,000  Prudential Financial, Inc...   3,108,000
  80,000  The Allstate Corp...........   4,378,400
 100,000  The St. Paul Travelers Cos.,
          Inc.........................   4,458,000
                                       -----------
                                        15,782,650
                                       -----------
          Internet--1.6%
   4,000  Google, Inc., Class A*......   1,677,320
 190,000  VeriSign, Inc.*.............   4,402,300
                                       -----------
                                         6,079,620
                                       -----------
          Leisure Time--1.2%
 106,000  Carnival Corp...............   4,424,440
                                       -----------
          Media--2.9%
 135,000  Comcast Corp., Class A*.....   4,425,300
  90,000  EW Scripps Co...............   3,882,600
 183,000  XM Satellite Radio
          Holdings, Inc.*.............   2,680,950
                                       -----------
                                        10,988,850
                                       -----------
          Miscellaneous Manufacturing--8.2%
  77,000  Danaher Corp................   4,952,640
 360,000  General Electric Co.........  11,865,600
 140,000  Honeywell International,
          Inc.........................   5,642,000

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
  50,000  Textron, Inc............ $ 4,609,000
 152,500  Tyco International Ltd.
          (Bermuda)...............   4,193,750
                                   -----------
                                    31,262,990
                                   -----------
          Oil & Gas--6.8%
  60,000  BP PLC ADR (Great
          Britain)................   4,176,600
  75,000  Chevron Corp............   4,654,500
 169,500  Complete Production
          Services, Inc.*.........   4,006,980
  80,000  ConocoPhillips..........   5,242,400
 130,000  Exxon Mobil Corp........   7,975,500
                                   -----------
                                    26,055,980
                                   -----------
          Oil & Gas Services--3.4%
 100,000  Grant Prideco, Inc.*....   4,475,000
  53,000  Halliburton Co..........   3,933,130
  70,000  Schlumberger Ltd........   4,557,700
                                   -----------
                                    12,965,830
                                   -----------
          Pharmaceuticals--8.0%
  80,000  Abbott Laboratories.....   3,488,800
 122,000  Caremark Rx, Inc........   6,084,140
  62,000  Cephalon, Inc.*.........   3,726,200
  53,650  Novartis AG ADR
          (Switzerland)...........   2,892,808
 244,000  Pfizer, Inc.............   5,726,680
 126,500  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)................   3,996,135
 110,000  Wyeth...................   4,885,100
                                   -----------
                                    30,799,863
                                   -----------
          Pipelines--1.0%
 160,000  The Williams Cos., Inc..   3,737,600
                                   -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          REITS--2.1%
  85,000  General Growth Properties,
          Inc....................... $ 3,830,100
 194,000  Host Marriott Corp........   4,242,780
                                     -----------
                                       8,072,880
                                     -----------
          Retail--5.6%
  60,000  Chico's FAS, Inc.*........   1,618,800
 160,000  Family Dollar Stores,
          Inc.......................   3,908,800
 100,000  Kohl's Corp.*.............   5,912,000
 200,000  PETsMART, Inc.............   5,120,000
 100,000  Wal-Mart Stores, Inc......   4,817,000
                                     -----------
                                      21,376,600
                                     -----------
          Semiconductors--2.5%
 253,000  Applied Materials, Inc....   4,118,840
 181,000  Texas Instruments, Inc....   5,482,490
                                     -----------
                                       9,601,330
                                     -----------
          Software--4.1%
  62,000  Adobe Systems, Inc.*......   1,882,320
  95,000  Electronic Arts, Inc.*....   4,088,800
 412,500  Microsoft Corp............   9,611,250
                                     -----------
                                      15,582,370
                                     -----------
          Telecommunications--4.3%
 146,000  Cisco Systems, Inc.*......   2,851,380
 163,000  Corning, Inc.*............   3,942,970
 220,000  Nokia Corp. ADR
          (Finland).................   4,457,200
 260,000  Sprint Nextel Corp........   5,197,400
                                     -----------
                                      16,448,950
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Transportation--1.0%
   45,000 United Parcel Service, Inc.,
          Class B..................... $  3,704,850
                                       ------------
          Total Common Stocks
          (Cost $316,272,359).........  368,861,338
                                       ------------
          Convertible Preferred
          Stocks--1.6%
          Insurance--1.6%
   80,000 The Hartford Financial
          Services Group, Inc. PEPS
          (Cost $4,075,460)...........    6,004,000
                                       ------------
          Money Market Fund--1.1%
4,259,199 BNY Hamilton Money
          Fund (Institutional Shares),
          5.06%(a)
          (Cost $4,259,199)...........    4,259,199
                                       ------------
          Total Investments Before Outstanding
          Written Options
          (Cost $324,607,018)(b)--
          99.0%.......................  379,124,537
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2006 (Unaudited)

                             Strike
Contracts                    Price      Value
---------                    ------ ------------
          Outstanding Written
          Options--0.0%
   200    Peabody Energy
          Corp., expiration
          July, 2006
          (Premiums received
          $51,398)..........  $50   $   (136,000)
                                    ------------
          Total Investments Net
          of Outstanding Written
          Options
          (Cost $324,555,620)--
          99.0%....................  378,988,537
          Other assets less
          liabilities--1.0%.           3,957,081
                                    ------------
          Net Assets--100.0%....... $382,945,618
                                    ------------

ADRAmerican Depositary Receipt.
PEPSPremium Exchangeable Participating Securities.
* Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $54,517,519 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $67,040,684 and aggregate gross unrealized depreciation of $12,523,165.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)


        Assets:
         Non-affiliated investments at market
           value, (Cost $320,347,819)..................... $374,865,338
         Affiliated investments at market value, (Cost
           $4,259,199)....................................    4,259,199
         Receivables:
           Investments sold...............................    8,416,962
           Dividends......................................      334,658
           Capital stock sold.............................      241,666
           Interest.......................................       24,446
         Other assets.....................................       14,165
                                                           ------------
           Total Assets...................................  388,156,434
                                                           ------------
        Liabilities:
         Outstanding written options, (premiums received
           $51,398).......................................      136,000
         Due to custodian.................................      202,898
         Payables:
           Investments purchased..........................    3,903,733
           Capital stock repurchased......................      621,648
           Services provided by The Bank of New York......      221,860
         Accrued expenses and other liabilities...........      124,677
                                                           ------------
           Total Liabilities..............................    5,210,816
                                                           ------------
        Net Assets:....................................... $382,945,618
                                                           ------------
        Sources Of Net Assets:
         Capital stock @ par.............................. $     27,604
         Paid in capital..................................  304,511,674
         Undistributed net investment income..............       51,412
         Accumulated net realized gain on investments and
           written options................................   23,922,011
         Net unrealized appreciation on investments and
           written options................................   54,432,917
                                                           ------------
        Net Assets........................................ $382,945,618
                                                           ------------
        Class A Shares:
         Net assets....................................... $ 28,025,195
                                                           ------------
         Shares outstanding...............................    2,025,186
                                                           ------------
         Net asset value, offering price and repurchase
           price per share................................ $      13.84
         Maximum sales charge--5.25% of public offering
           price..........................................         0.77
                                                           ------------
         Maximum offering price........................... $      14.61
                                                           ------------
        Institutional Shares:
         Net assets....................................... $354,920,423
                                                           ------------
         Shares outstanding...............................   25,578,795
                                                           ------------
         Net asset value, offering price and repurchase
           price per share................................ $      13.88
                                                           ------------
        Class A Shares authorized @ $0.001 par value......  200,000,000
        Institutional Shares authorized @ $0.001 par value  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)


        Investment Income:
          Dividends (net of foreign withholding taxes of
           $26,511)....................................... $ 3,186,041
          Interest from affiliated fund...................      82,001
                                                           -----------
           Total Income...................................   3,268,042
                                                           -----------
        Expenses:
          Advisory........................................   1,170,807
          Administration..................................     195,134
          Transfer agent..................................      66,753
          12b-1 fee--Class A Shares.......................      35,753
          Custodian.......................................      21,012
          Directors.......................................      12,826
          Registration and filings........................      11,723
          Reports to shareholders.........................      11,646
          Legal...........................................      11,144
          Audit...........................................      10,924
          Insurance.......................................       5,986
          Cash management.................................       2,548
          Other...........................................       8,751
                                                           -----------
           Total Expenses.................................   1,565,007
                                                           -----------
           Net Investment Income..........................   1,703,035
                                                           -----------
        Realized and Unrealized Gain (Loss)
         on Investments and Written
         Options:
          Net realized gain on:
           Investments....................................  22,753,851
           Written Options................................     229,043
                                                           -----------
          Net realized gain on investments and written
           options........................................  22,982,894
                                                           -----------
          Decrease in unrealized appreciation/
           depreciation on:
           Investments....................................  (8,760,207)
           Written Options................................     (84,602)
                                                           -----------
          Decrease in unrealized appreciation/
           depreciation on investments and written
           options........................................  (8,844,809)
                                                           -----------
          Net realized and unrealized gain on investments
           and written options............................  14,138,085
                                                           -----------
          Net increase in net assets resulting from
           operations..................................... $15,841,120
                                                           -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statements of Changes in Net Assets


                                                                                             Six Months Ended   Year Ended
                                                                                              June 30, 2006    December 31,
                                                                                               (Unaudited)         2005
                                                                                             ---------------- -------------
Operations:
 Net investment income......................................................................   $  1,703,035   $   3,756,436
 Net realized gain on investments and written call options..................................     22,982,894      15,341,536
 Increase (decrease) in
   unrealized appreciation/depreciation on investments and
   written options..........................................................................     (8,844,809)      5,195,754
                                                                                               ------------   -------------
   Net increase in net assets resulting from operations.....................................     15,841,120      24,293,726
                                                                                               ------------   -------------
Dividends And Distributions To Shareholders:
 Dividends from net investment income: Class A Shares.......................................        (83,474)       (324,909)
                        Class C Shares......................................................             --             (15)
                        Institutional Shares................................................     (1,483,597)     (4,802,670)
 Distributions from capital gains: Class A Shares...........................................             --      (1,157,130)
                   Institutional Shares.....................................................             --     (14,257,962)
                                                                                               ------------   -------------
                                                                                                 (1,567,071)    (20,542,686)
                                                                                               ------------   -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...........................................      2,634,835       7,707,060
                    Class C Shares..........................................................             --          26,950
                    Institutional Shares....................................................     41,597,335     102,438,654
 Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares........................................................         76,479       1,388,783
                  Class C Shares............................................................             --              15
                  Institutional Shares......................................................        467,226      15,522,646
 Value of capital stock repurchased: Class A Shares.........................................     (4,719,647)    (14,070,587)
                     Class C Shares.........................................................             --         (53,896)
                     Institutional Shares...................................................    (60,533,080)   (104,654,737)
                                                                                               ------------   -------------
 Net increase (decrease) in net assets resulting from
   capital stock transactions...............................................................    (20,476,852)      8,304,888
                                                                                               ------------   -------------
   Increase (decrease) in Net Assets........................................................     (6,202,803)     12,055,928
Net Assets:
 Beginning of year..........................................................................    389,148,421     377,092,493
                                                                                               ------------   -------------
 End of period (includes undistributed net investment
   income of $51,412 at June 30, 2006)......................................................   $382,945,618   $ 389,148,421
                                                                                               ------------   -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares................................................................        190,270         581,034
        Class C Shares......................................................................             --           2,011
        Institutional Shares................................................................      2,992,692       7,655,158
 Shares issued on reinvestment of dividends and
   distributions: Class A Shares............................................................          5,592         103,170
                                   Class C Shares...........................................             --               1
                                   Institutional Shares.....................................         34,067       1,149,356
 Shares repurchased: Class A Shares.........................................................       (341,789)     (1,063,332)
             Class C Shares.................................................................             --          (4,022)
             Institutional Shares...........................................................     (4,360,072)     (7,787,660)
                                                                                               ------------   -------------
   Net increase (decrease)..................................................................     (1,479,240)        635,716
 Shares outstanding, beginning of year......................................................     29,083,221      28,447,505
                                                                                               ------------   -------------
 Shares outstanding, end of period..........................................................     27,603,981      29,083,221
                                                                                               ------------   -------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Financial Highlights

                                                                           Class A Shares
                                                   -------------------------------------------------------------
                                                   Six Months Ended            Year Ended December 31,
                                                    June 30, 2006   --------------------------------------------
                                                     (Unaudited)      2005     2004     2003     2002      2001
                                                   ---------------- -------  -------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year..............     $ 13.35      $ 13.22  $ 12.33  $ 10.31  $ 12.90   $ 15.73
                                                       -------      -------  -------  -------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/........................        0.04         0.10     0.25     0.23     0.25      0.26
Net realized and unrealized gain (loss) on
  investments.....................................        0.49         0.73     0.86     1.99    (2.58)    (2.60)
                                                       -------      -------  -------  -------  -------   -------
  Total from investment operations................        0.53         0.83     1.11     2.22    (2.33)    (2.34)
                                                       -------      -------  -------  -------  -------   -------
Dividends and distributions
Dividends from net investment income..............       (0.04)       (0.15)   (0.22)   (0.20)   (0.23)    (0.25)
Distributions from capital gains..................          --        (0.55)      --       --    (0.03)    (0.24)
                                                       -------      -------  -------  -------  -------   -------
  Total dividends and distributions...............       (0.04)       (0.70)   (0.22)   (0.20)   (0.26)    (0.49)
                                                       -------      -------  -------  -------  -------   -------
Net asset value at end of period..................     $ 13.84      $ 13.35  $ 13.22  $ 12.33  $ 10.31   $ 12.90
                                                       -------      -------  -------  -------  -------   -------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/............................        3.98%        6.25%    9.11%   21.82%  (18.25)%  (15.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......     $28,025      $28,980  $33,720  $33,501  $29,462   $27,363
Ratio to average net assets of:
  Expenses........................................        1.03%*       1.04%    1.10%    1.16%    1.15%     1.12%
  Net investment income...........................        0.64%*       0.75%    1.99%    2.12%    2.16%     1.90%
Portfolio turnover rate...........................          24%          52%      40%      24%      29%       41%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                                Class C Shares
                                                      -------------------------------
                                                       For the Period   For the Period
                                                           Ended         June 9, 2004*
                                                      June 12, 2005***      through
                                                        (Unaudited)    December 31, 2004
                                                      ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period...............      $13.22           $12.52
                                                           ------           ------
Gain from investment operations
Net investment income/(a)/...........................        0.01             0.10
Net realized and unrealized gain on investments......        0.18             0.68
                                                           ------           ------
 Total from investment operations....................        0.19             0.78
                                                           ------           ------
Dividends
Dividends from net investment income.................       (0.01)           (0.08)
                                                           ------           ------
Net asset value at end of period.....................      $13.40           $13.22
                                                           ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/        1.42%            7.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........      $   27           $   27
Ratio to average net assets of:
 Expenses............................................        1.79%**          1.82%**
 Net investment income...............................        0.15%**          1.38%**
Portfolio turnover rate..............................          27%              40%

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                                           Institutional Shares
                                                   ------------------------------------------------------------------
                                                   Six Months Ended               Year Ended December 31,
                                                    June 30, 2006   -------------------------------------------------
                                                     (Unaudited)      2005      2004      2003       2002       2001
                                                   ---------------- --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year..............     $  13.38     $  13.26  $  12.37  $  10.34  $  12.94   $  15.78
                                                       --------     --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/........................         0.06         0.13      0.28      0.26      0.28       0.30
Net realized and unrealized gain (loss) on
  investments.....................................         0.50         0.72      0.86      2.00     (2.59)     (2.62)
                                                       --------     --------  --------  --------  --------   --------
  Total from investment operations................         0.56         0.85      1.14      2.26     (2.31)     (2.32)
                                                       --------     --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income..............        (0.06)       (0.18)    (0.25)    (0.23)    (0.26)     (0.28)
Distributions from capital gains..................           --        (0.55)       --        --     (0.03)     (0.24)
                                                       --------     --------  --------  --------  --------   --------
  Total dividends and distributions...............        (0.06)       (0.73)    (0.25)    (0.23)    (0.29)     (0.52)
                                                       --------     --------  --------  --------  --------   --------
Net asset value at end of period..................     $  13.88     $  13.38  $  13.26  $  12.37  $  10.34   $  12.94
                                                       --------     --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/......................................         4.17%        6.42%     9.35%    22.17%   (18.05)%   (14.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......     $354,921     $360,168  $343,346  $347,684  $330,652   $424,070
Ratio to average net assets of:
  Expenses........................................         0.78%*       0.79%     0.85%     0.91%     0.89%      0.87%
  Net investment income...........................         0.89%*       0.99%     2.24%     2.36%     2.43%      2.16%
Portfolio turnover rate...........................           24%          52%       40%       24%       29%        41%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Number of
 Shares                               Value
---------                           ----------
          Common Stocks--99.6%
          Aerospace/Defense--2.2%
  61,200  United Technologies
          Corp..................... $3,881,304
                                    ----------
          Agriculture--1.1%
  27,600  Altria Group, Inc........  2,026,668
                                    ----------
          Banks--1.7%
  44,500  Wells Fargo & Co.........  2,985,060
                                    ----------
          Beverages--2.2%
  66,000  PepsiCo, Inc.............  3,962,640
                                    ----------
          Biotechnology--4.9%
  43,364  Amgen, Inc.*.............  2,828,634
  52,400  Celgene Corp.*...........  2,485,332
  22,550  Genentech, Inc.*.........  1,844,590
  47,500  Vertex Pharmaceuticals,
          Inc.*....................  1,743,725
                                    ----------
                                     8,902,281
                                    ----------
          Chemicals--2.9%
  35,610  Monsanto Co..............  2,998,006
  40,000  Praxair, Inc.............  2,160,000
                                    ----------
                                     5,158,006
                                    ----------
          Commercial Services--2.5%
 102,900  Accenture Ltd. (Bermuda).  2,914,128
  40,500  Weight Watchers
          International, Inc.......  1,656,045
                                    ----------
                                     4,570,173
                                    ----------
          Computers--2.7%
  42,650  Apple Computer, Inc.*....  2,436,168
 223,980  EMC Corp.*...............  2,457,061
                                    ----------
                                     4,893,229
                                    ----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--6.7%
 121,500  Avon Products, Inc.......... $ 3,766,500
  74,300  Colgate-Palmolive Co........   4,450,570
  68,000  Procter & Gamble Co.........   3,780,800
                                       -----------
                                        11,997,870
                                       -----------
          Diversified Financial Services--5.0%
  50,050  Ameriprise Financial, Inc...   2,235,734
  22,400  Capital One Financial
          Corp........................   1,914,080
  16,500  Goldman Sachs Group,
          Inc.........................   2,482,095
 142,500  The Charles Schwab
          Corp........................   2,277,150
                                       -----------
                                         8,909,059
                                       -----------
          Electrical Components & Equipment--1.3%
  28,400  Emerson Electric Co.........   2,380,204
                                       -----------
          Food--3.0%
  98,000  Hain Celestial Group,
          Inc.*.......................   2,524,480
 145,000  Wild Oats Markets, Inc.*....   2,842,000
                                       -----------
                                         5,366,480
                                       -----------
          Healthcare--Products--4.9%
  22,500  Alcon, Inc. (Switzerland)...   2,217,375
  76,950  Johnson & Johnson...........   4,610,844
  34,820  Zimmer Holdings, Inc.*......   1,974,990
                                       -----------
                                         8,803,209
                                       -----------
          Healthcare--Services--2.7%
  63,000  Psychiatric Solutions, Inc.*   1,805,580
  68,400  UnitedHealth Group, Inc.....   3,062,952
                                       -----------
                                         4,868,532
                                       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Insurance--2.1%
  63,819  American International
          Group, Inc............... $ 3,768,512
                                    -----------
          Internet--4.6%
  82,000  Akamai Technologies,
          Inc.*....................   2,967,580
   5,300  Google, Inc., Class A*...   2,222,449
  92,800  Yahoo!, Inc.*............   3,062,400
                                    -----------
                                      8,252,429
                                    -----------
          Media--0.9%
 112,500  XM Satellite Radio
          Holdings, Inc.*..........   1,648,125
                                    -----------
          Miscellaneous Manufacturing--8.9%
 232,700  General Electric Co......   7,669,792
  45,100  Honeywell International,
          Inc......................   1,817,530
  36,900  Illinois Tool Works, Inc.   1,752,750
  52,500  Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda)........   2,245,950
  27,300  Textron, Inc.............   2,516,514
                                    -----------
                                     16,002,536
                                    -----------
          Oil & Gas Services--3.5%
  37,550  Halliburton Co...........   2,786,586
  28,300  National Oilwell Varco,
          Inc.*....................   1,791,956
  35,650  Weatherford International
          Ltd.*....................   1,768,953
                                    -----------
                                      6,347,495
                                    -----------
          Pharmaceuticals--6.8%
  51,000  Abbott Laboratories......   2,224,110
  60,900  Caremark Rx, Inc.........   3,037,083
  31,600  Cephalon, Inc.*..........   1,899,160

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
  16,000  Gilead Sciences, Inc.*.. $   946,560
  60,000  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)................   1,895,400
  50,200  Wyeth...................   2,229,382
                                   -----------
                                    12,231,695
                                   -----------
          Retail--8.4%
  26,000  Chico's FAS, Inc.*......     701,480
  59,500  Home Depot, Inc.........   2,129,505
  61,200  Kohl's Corp.*...........   3,618,144
  90,750  PETsMART, Inc...........   2,323,200
  77,300  Staples, Inc............   1,879,936
  34,000  Target Corp.............   1,661,580
  57,300  Wal-Mart Stores, Inc....   2,760,141
                                   -----------
                                    15,073,986
                                   -----------
          Semiconductors--2.2%
  59,500  Broadcom Corp.*.........   1,787,975
  47,000  Marvell Technology Group
          Ltd. (Bermuda)*.........   2,083,510
                                   -----------
                                     3,871,485
                                   -----------
          Software--9.0%
  89,800  Adobe Systems, Inc.*....   2,726,328
  46,600  Citrix Systems, Inc.*...   1,870,524
  59,600  Electronic Arts, Inc.*..   2,565,184
  32,500  Infosys Tech Ltd. ADR
          (India).................   2,483,325
 285,000  Microsoft Corp..........   6,640,499
                                   -----------
                                    16,285,860
                                   -----------
          Telecommunications--8.2%
 194,400  Cisco Systems, Inc.*....   3,796,632
  95,600  Corning, Inc.*..........   2,312,564

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
  97,000  Nokia Corp. ADR
          (Finland)................... $  1,965,220
  40,700  Qualcomm, Inc...............    1,630,849
 162,000  Sprint Nextel Corp..........    3,238,380
 135,500  Tellabs, Inc.*..............    1,803,505
                                       ------------
                                         14,747,150
                                       ------------
          Transportation--1.2%
  27,300  United Parcel Service, Inc.,
          Class B.....................    2,247,609
                                       ------------
          Total Common Stocks
          (Cost $171,849,877).........  179,181,597
                                       ------------

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--0.9%
1,600,331 BNY Hamilton Money
          Fund (Institutional Shares),
          5.06%(a)
          (Cost $1,600,331)............. $  1,600,331
                                         ------------
          Total Investments
          (Cost $173,450,208)(b)--
          100.5%........................  180,781,928
          Liabilities in excess of other
          assets--(0.5%)................     (826,922)
                                         ------------
          Net Assets--100.0%............ $179,955,006
                                         ------------

ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $7,331,720 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $18,179,340 and aggregate gross unrealized depreciation of $10,847,620.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)


        Assets:
         Non-affiliated investments at market
           value, (Cost $171,849,877)..................... $179,181,597
         Affiliated investments at market value, (Cost
           $1,600,331)....................................    1,600,331
         Receivables:
           Investments sold...............................      782,968
           Capital stock sold.............................      179,749
           Dividends......................................      133,949
           Reclaims.......................................        6,637
           Interest.......................................        4,507
         Other assets.....................................       18,699
                                                           ------------
           Total Assets...................................  181,908,437
                                                           ------------
        Liabilities:
         Payables:
           Investments purchased..........................    1,400,049
           Capital stock repurchased......................      367,984
           Services provided by The Bank of New York......      105,131
         Accrued expenses and other liabilities...........       80,267
                                                           ------------
           Total Liabilities..............................    1,953,431
                                                           ------------
        Net Assets:....................................... $179,955,006
                                                           ------------
        Sources Of Net Assets:
         Capital stock @ par.............................. $     23,931
         Paid in capital..................................  157,192,791
         Undistributed net investment income..............      252,060
         Accumulated net realized gain on investments and
           written options................................   15,154,504
         Net unrealized appreciation on investments.......    7,331,720
                                                           ------------
        Net Assets........................................ $179,955,006
                                                           ------------
        Class A Shares:
         Net assets....................................... $  7,533,064
                                                           ------------
         Shares outstanding...............................    1,012,953
                                                           ------------
         Net asset value, offering price and repurchase
           price per share................................ $       7.44
         Maximum sales charge--5.25% of public offering
           price..........................................         0.41
                                                           ------------
         Maximum offering price........................... $       7.85
                                                           ------------
        Institutional Shares:
         Net assets....................................... $172,421,942
                                                           ------------
         Shares outstanding...............................   22,918,207
                                                           ------------
         Net asset value, offering price and repurchase
           price per share................................ $       7.52
                                                           ------------
        Class A Shares authorized @ $0.001 par value......  200,000,000
        Institutional Shares authorized @ $0.001 par value  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)


        INVESTMENT INCOME:
          Dividends (net of foreign withholding taxes of
           $13,340)....................................... $  1,029,315
          Interest from affiliated fund...................       37,700
                                                           ------------
           Total Income...................................    1,067,015
                                                           ------------
        EXPENSES:
          Advisory........................................      595,180
          Administration..................................       99,197
          Transfer agent..................................       51,380
          Custodian.......................................       16,817
          Legal...........................................       13,645
          Directors.......................................       12,818
          Audit...........................................       11,011
          Registration and filings........................       10,368
          12b-1 fee--Class A Shares.......................       10,000
          Reports to shareholders.........................        6,405
          Insurance.......................................        3,730
          Cash management.................................        1,392
          Other...........................................        7,219
                                                           ------------
           Total Expenses.................................      839,162
                                                           ------------
           Net Investment Income..........................      227,852
                                                           ------------
        REALIZED AND UNREALIZED GAIN (LOSS)
         ON INVESTMENTS AND WRITTEN OPTIONS:
          Net realized gain on:
           Investments....................................   11,210,046
           Written Options................................       52,945
                                                           ------------
          Net realized gain on investments and written
           options........................................   11,262,991
                                                           ------------
          Decrease in unrealized appreciation/
           depreciation on:
           Investments....................................  (16,310,944)
           Written Options................................       13,301
                                                           ------------
          Decrease in unrealized appreciation/
           depreciation on investments and written
           options........................................  (16,297,643)
                                                           ------------
          Net realized and unrealized loss on investments
           and written options............................   (5,034,652)
                                                           ------------
          Net decrease in net assets resulting from
           operations..................................... $ (4,806,800)
                                                           ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets


                                                                                                SIX MONTHS ENDED   YEAR ENDED
                                                                                                 JUNE 30, 2006    DECEMBER 31,
                                                                                                  (UNAUDITED)         2005
                                                                                                ---------------- -------------
Operations:
 Net investment income.........................................................................   $    227,852   $     488,447
 Net realized gain on investments and written options..........................................     11,262,991      20,722,531
 Decrease in unrealized appreciation/depreciation on
   investments and written options.............................................................    (16,297,643)    (24,806,850)
                                                                                                  ------------   -------------
   Net decrease in net assets resulting from operations........................................     (4,806,800)     (3,595,872)
                                                                                                  ------------   -------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares..........................................             --            (285)
                         Institutional Shares..................................................             --        (461,623)
 Distributions from capital gains: Class A Shares..............................................             --      (1,826,474)
                     Institutional Shares......................................................             --     (47,597,607)
                                                                                                  ------------   -------------
                                                                                                            --     (49,885,989)
                                                                                                  ------------   -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..............................................      1,228,790       4,267,755
                     Institutional Shares......................................................     22,746,112      53,779,502
 Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares...........................................................             --       1,817,917
                    Institutional Shares.......................................................             --      45,327,054
 Value of capital stock repurchased: Class A Shares............................................     (1,601,497)     (6,771,474)
                      Institutional Shares.....................................................    (51,523,603)   (178,500,564)
                                                                                                  ------------   -------------
 Net decrease in net assets resulting from capital stock
   transactions................................................................................    (29,150,198)    (80,079,810)
                                                                                                  ------------   -------------
   Decrease in Net Assets......................................................................    (33,956,998)   (133,561,671)
Net Assets:
 Beginning of year.............................................................................    213,912,004     347,473,675
                                                                                                  ------------   -------------
 End of period (includes undistributed net investment
   income of $252,060 at June 30, 2006 and $24,208 at
   December 31, 2005)..........................................................................   $179,955,006   $ 213,912,004
                                                                                                  ------------   -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................        159,121         482,615
         Institutional Shares..................................................................      2,909,766       6,150,967
 Shares issued on reinvestment of dividends and
   distributions: Class A Shares...............................................................             --         226,405
              Institutional Shares.............................................................             --       5,582,082
 Shares repurchased: Class A Shares............................................................       (207,807)       (776,946)
             Institutional Shares..............................................................     (6,598,843)    (20,202,004)
                                                                                                  ------------   -------------
   Net decrease................................................................................     (3,737,763)     (8,536,881)
 Shares outstanding, beginning of year.........................................................     27,668,923      36,205,804
                                                                                                  ------------   -------------
 Shares outstanding, end of period.............................................................     23,931,160      27,668,923
                                                                                                  ------------   -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights


                                                                   Class A Shares
                                           -------------------------------------------------------------
                                           Six Months Ended            Year Ended December 31,
                                            June 30, 2006   --------------------------------------------
                                             (Unaudited)      2005     2004     2003     2002      2001
                                           ---------------- ------   -------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year......      $ 7.65      $ 9.52   $  9.43  $  7.72  $ 10.13   $ 13.78
                                                ------      ------   -------  -------  -------   -------
Gain (loss) from investment operations
Net investment income (loss)/(a)/.........          --       (0.01)     0.06     0.04     0.04      0.03
Net realized and unrealized gain (loss) on
  investments.............................       (0.21)      (0.01)     0.24     1.71    (2.41)    (3.41)
                                                ------      ------   -------  -------  -------   -------
 Total from investment operations.........       (0.21)      (0.02)     0.30     1.75    (2.37)    (3.38)
                                                ------      ------   -------  -------  -------   -------
Dividends and distributions
Dividends from net investment
  income..................................          --          --     (0.06)   (0.04)   (0.04)    (0.03)
Distributions from capital gains..........          --       (1.85)    (0.15)      --       --     (0.24)
                                                ------      ------   -------  -------  -------   -------
 Total dividends and distributions........          --       (1.85)    (0.21)   (0.04)   (0.04)    (0.27)
                                                ------      ------   -------  -------  -------   -------
Net asset value at end of period..........      $ 7.44      $ 7.65   $  9.52  $  9.43  $  7.72   $ 10.13
                                                ------      ------   -------  -------  -------   -------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/....................       (2.75)%     (0.13)%    3.31%   22.72%  (23.45)%  (24.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $7,533      $8,126   $10,758  $17,988  $16,473   $17,576
Ratio to average net assets of:
 Expenses.................................        1.09%*      1.08%     1.11%    1.15%    1.15%     1.13%
 Net investment income (loss).............        0.00%*     (0.06)%    0.60%    0.51%    0.47%     0.24%
Portfolio turnover rate...................          29%        101%       90%      20%      18%       14%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                           Institutional Shares
                                                   ------------------------------------------------------------------
                                                   Six Months Ended               Year Ended December 31,
                                                    June 30, 2006   -------------------------------------------------
                                                     (Unaudited)      2005      2004      2003       2002       2001
                                                   ---------------- --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year..............     $   7.73     $   9.60  $   9.50  $   7.78  $  10.21   $  13.89
                                                       --------     --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/........................         0.01         0.02      0.09      0.07      0.06       0.05
Net realized and unrealized gain (loss) on
  investments.....................................        (0.22)       (0.02)     0.25      1.71     (2.43)     (3.43)
                                                       --------     --------  --------  --------  --------   --------
  Total from investment operations................        (0.21)        0.00      0.34      1.78     (2.37)     (3.38)
                                                       --------     --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income..............           --        (0.02)    (0.09)    (0.06)    (0.06)     (0.06)
Distributions from capital gains..................           --        (1.85)    (0.15)       --        --      (0.24)
                                                       --------     --------  --------  --------  --------   --------
  Total dividends and distributions...............           --        (1.87)    (0.24)    (0.06)    (0.06)     (0.30)
                                                       --------     --------  --------  --------  --------   --------
Net asset value at end of period..................     $   7.52     $   7.73  $   9.60  $   9.50  $   7.78   $  10.21
                                                       --------     --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/......................................        (2.72)%       0.07%     3.63%    22.99%   (23.26)%   (24.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......     $172,422     $205,786  $336,716  $348,188  $287,666   $403,925
Ratio to average net assets of:
  Expenses........................................         0.84%*       0.82%     0.85%     0.90%     0.90%      0.88%
  Net investment income...........................         0.24%*       0.19%     0.91%     0.77%     0.70%      0.49%
Portfolio turnover rate...........................           29%         101%       90%       20%       18%        14%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--93.4%
          Aerospace/Defense--3.7%
 200,000  United Technologies
          Corp...................... $12,684,000
                                     -----------
          Banks--9.0%
 240,294  Bank of America Corp......  11,558,141
  20,000  M&T Bank Corp.............   2,358,400
 346,000  U.S. Bancorp..............  10,684,480
 116,000  Wachovia Corp.............   6,273,280
                                     -----------
                                      30,874,301
                                     -----------
          Building Materials--1.6%
   2,153  Cemex S.A. de CV ADR
          (Mexico)..................     122,656
 105,000  Florida Rock Industries,
          Inc.......................   5,215,350
                                     -----------
                                       5,338,006
                                     -----------
          Chemicals--4.9%
 176,000  duPont (E.I.) de Nemours &
          Co........................   7,321,600
 110,700  Olin Corp.................   1,984,851
 140,000  Praxair, Inc..............   7,560,000
                                     -----------
                                      16,866,451
                                     -----------
          Coal--0.6%
  42,000  CONSOL Energy, Inc........   1,962,240
                                     -----------
          Computers--1.3%
 122,000  NCR Corp.*................   4,470,080
                                     -----------
          Cosmetics/Personal Care--3.6%
 220,000  Procter & Gamble Co.......  12,232,000
                                     -----------
          Diversified Financial Services--7.6%
 240,000  Citigroup, Inc............  11,577,600
 139,900  J.P. Morgan Chase & Co....   5,875,800

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  76,000  Morgan Stanley............. $ 4,803,960
  26,000  The Goldman Sachs Group,
          Inc........................   3,911,180
                                      -----------
                                       26,168,540
                                      -----------
          Electric--6.2%
 120,000  Allegheny Energy, Inc.*....   4,448,400
 476,000  TECO Energy, Inc...........   7,111,440
 166,000  TXU Corp...................   9,925,140
                                      -----------
                                       21,484,980
                                      -----------
          Electrical Components & Equipment--1.5%
  60,000  Emerson Electric Co........   5,028,600
                                      -----------
          Food--4.4%
 226,000  General Mills, Inc.........  11,675,160
  70,000  Kellogg Co.................   3,390,100
                                      -----------
                                       15,065,260
                                      -----------
          Healthcare--Products--3.5%
 200,000  Johnson & Johnson..........  11,984,000
                                      -----------
          Insurance--3.8%
 110,000  Genworth Financial, Inc....   3,832,400
 166,000  The Allstate Corp..........   9,085,180
                                      -----------
                                       12,917,580
                                      -----------
          Machinery--Construction & Mining--1.6%
  76,000  Caterpillar, Inc...........   5,660,480
                                      -----------
          Miscellaneous Manufacturing--8.6%
 126,000  3M Co......................  10,177,020
 117,900  Eaton Corp.................   8,889,660
 320,000  General Electric Co........  10,547,200
                                      -----------
                                       29,613,880
                                      -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Oil & Gas--9.8%
 100,000  Chevron Corp................ $ 6,206,000
  70,000  ConocoPhillips..............   4,587,100
 116,200  Marathon Oil Corp...........   9,679,460
  46,000  Petroleo Brasilerio S.A.--
          Petrobras ADR (Brazil)......   3,672,640
 146,000  Valero Energy Corp..........   9,711,921
                                       -----------
                                        33,857,121
                                       -----------
          Oil & Gas Services--1.1%
  40,000  Grant Prideco, Inc.*........   1,790,000
  40,000  Weatherford International
          Ltd.*.......................   1,984,800
                                       -----------
                                         3,774,800
                                       -----------
          Pharmaceuticals--4.4%
 210,000  GlaxoSmithKline PLC ADR
          (Great Britain).............  11,718,000
 146,000  Pfizer, Inc.................   3,426,620
                                       -----------
                                        15,144,620
                                       -----------
          Retail--4.9%
  65,000  Costco Wholesale Corp.......   3,713,450
  92,000  Federated Department Stores,
          Inc.........................   3,367,200
 120,000  J. C. Penney Co., Inc.......   8,101,200
  70,000  Limited Brands..............   1,791,300
                                       -----------
                                        16,973,150
                                       -----------
          Semiconductors--2.1%
 240,000  Texas Instruments, Inc......   7,269,600
                                       -----------
          Telecommunications--6.8%
 600,000  Lucent Technologies,
          Inc.*.......................   1,452,000
 420,000  Motorola, Inc...............   8,463,000

Number of
 Shares                                        Value
----------                                  ------------
           Common Stocks (Continued)
   400,000 Verizon Communications,
           Inc............................. $ 13,396,000
                                            ------------
                                              23,311,000
                                            ------------
           Transportation--2.4%
   146,000 Canadian Pacific Railway Ltd.
           (Canada)........................    7,466,440
    38,000 GulfMark Offshore, Inc.*........      981,540
                                            ------------
                                               8,447,980
                                            ------------
           Total Common Stocks
           (Cost $279,714,435).............  321,128,669
                                            ------------
           Money Market Fund--6.4%
22,128,542 BNY Hamilton Money Fund
           (Institutional Shares), 5.06%(a)
           (Cost $22,128,542)..............   22,128,542
                                            ------------
           Total Investments
           (Cost $301,842,977)(b)--
           99.8%...........................  343,257,211
           Other assets less
           liabilities--0.2%...............      546,251
                                            ------------
           Net Assets--100.0%.............. $343,803,462
                                            ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $41,414,234 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $45,670,914 and aggregate gross unrealized depreciation of 4,256,680.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $279,714,435)........................ $321,128,669
            Affiliated investments at market value,
             (Cost $22,128,542).........................   22,128,542
            Receivables:
             Capital stock sold.........................    1,068,906
             Dividends..................................      466,945
             Interest...................................       84,256
            Other assets................................       15,407
                                                         ------------
             Total Assets...............................  344,892,725
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      482,026
             Investments purchased......................      333,348
             Services provided by The Bank of
              New York..................................      202,923
            Accrued expenses and other liabilities......       70,966
                                                         ------------
             Total Liabilities..........................    1,089,263
                                                         ------------
          Net Assets:................................... $343,803,462
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     28,876
            Paid in capital.............................  284,723,097
            Undistributed net investment income.........      169,219
            Accumulated net realized gain on
             investments................................   17,468,036
            Net unrealized appreciation on
             investments................................   41,414,234
                                                         ------------
          Net Assets.................................... $343,803,462
                                                         ------------
          Class A Shares:
            Net assets.................................. $  1,106,432
                                                         ------------
            Shares outstanding..........................       92,599
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.95
            Maximum sales charge--5.25% of public
             offering price.............................         0.66
                                                         ------------
            Maximum offering price...................... $      12.61
                                                         ------------
          Institutional Shares:
            Net assets.................................. $342,697,030
                                                         ------------
            Shares outstanding..........................   28,782,947
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.91
                                                         ------------
          Class A Shares authorized @ $0.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $0.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $63,401)................................ $ 4,039,390
            Interest from affiliated fund...............     203,418
                                                         -----------
             Total Income...............................   4,242,808
                                                         -----------
          Expenses:
            Advisory....................................     999,531
            Administration..............................     166,589
            Transfer agent..............................      56,112
            Custodian...................................      16,556
            Registration and filings....................      14,588
            Directors...................................      12,815
            Reports to shareholders.....................       9,393
            Audit.......................................       8,647
            Legal.......................................       5,702
            Insurance...................................       4,579
            Cash management.............................       1,937
            12b-1 fee--Class A Shares...................       1,331
            Other.......................................       6,044
                                                         -----------
             Total Expenses.............................   1,303,824
            Earnings credit adjustment (Note 3).........        (528)
                                                         -----------
             Net Expenses...............................   1,303,296
                                                         -----------
             Net Investment Income......................   2,939,512
                                                         -----------
          Realized and Unrealized Gain
           on Investments:
            Net realized gain on investments............  16,073,457
            Increase in unrealized appreciation/
             depreciation on investments................   3,922,697
                                                         -----------
            Net realized and unrealized gain on
             investments................................  19,996,154
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $22,935,666
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets


                                                                                                      Six Months Ended
                                                                                                       June 30, 2006
                                                                                                        (Unaudited)
                                                                                                      ----------------
Operations:
  Net investment income..............................................................................   $  2,939,512
  Net realized gain on investments...................................................................     16,073,457
  Increase in unrealized appreciation/depreciation on investments....................................      3,922,697
                                                                                                        ------------
   Net increase in net assets resulting from operations..............................................     22,935,666
                                                                                                        ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...............................................         (7,502)
                         Institutional Shares........................................................     (2,768,232)
  Distributions from capital gains: Class A Shares...................................................             --
                     Institutional Shares............................................................             --
                                                                                                        ------------
                                                                                                          (2,775,734)
                                                                                                        ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................................................         55,832
                     Institutional Shares............................................................     53,983,128
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.......................................................          7,500
                    Institutional Shares.............................................................        563,499
  Value of capital stock repurchased: Class A Shares.................................................        (35,683)
                      Institutional Shares...........................................................    (42,872,742)
                                                                                                        ------------
  Net increase in net assets resulting from capital stock transactions...............................     11,701,534
                                                                                                        ------------
   Increase in Net Assets............................................................................     31,861,466
Net Assets:
  Beginning of year..................................................................................    311,941,996
                                                                                                        ------------
  End of period (includes undistributed net investment income of $169,219 at
   June 30, 2006 and $5,441 at December 31, 2005)....................................................   $343,803,462
                                                                                                        ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................................................          4,611
         Institutional Shares........................................................................      4,577,681
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.................................................................            643
              Institutional Shares...................................................................         48,503
  Shares repurchased: Class A Shares.................................................................         (3,014)
             Institutional Shares....................................................................     (3,617,539)
                                                                                                        ------------
   Net increase......................................................................................      1,010,885
  Shares outstanding, beginning of year..............................................................     27,864,661
                                                                                                        ------------
  Shares outstanding, end of period..................................................................     28,875,546
                                                                                                        ------------

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                          2005
                                                                                                      ------------
Operations:
  Net investment income.............................................................................. $  4,423,582
  Net realized gain on investments...................................................................   12,157,528
  Increase in unrealized appreciation/depreciation on investments....................................    7,593,879
                                                                                                      ------------
   Net increase in net assets resulting from operations..............................................   24,174,989
                                                                                                      ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...............................................      (12,232)
                         Institutional Shares........................................................   (4,417,807)
  Distributions from capital gains: Class A Shares...................................................      (29,502)
                     Institutional Shares............................................................   (9,040,357)
                                                                                                      ------------
                                                                                                       (13,499,898)
                                                                                                      ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................................................      140,677
                     Institutional Shares............................................................  135,676,755
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.......................................................       41,726
                    Institutional Shares.............................................................    9,218,650
  Value of capital stock repurchased: Class A Shares.................................................      (62,012)
                      Institutional Shares...........................................................  (81,240,185)
                                                                                                      ------------
  Net increase in net assets resulting from capital stock transactions...............................   63,775,611
                                                                                                      ------------
   Increase in Net Assets............................................................................   74,450,702
Net Assets:
  Beginning of year..................................................................................  237,491,294
                                                                                                      ------------
  End of period (includes undistributed net investment income of $169,219 at
   June 30, 2006 and $5,441 at December 31, 2005).................................................... $311,941,996
                                                                                                      ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares........................................................................       12,591
         Institutional Shares........................................................................   12,269,377
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.................................................................        3,689
              Institutional Shares...................................................................      815,919
  Shares repurchased: Class A Shares.................................................................       (5,497)
             Institutional Shares....................................................................   (7,298,141)
                                                                                                      ------------
   Net increase......................................................................................    5,797,938
  Shares outstanding, beginning of year..............................................................   22,066,723
                                                                                                      ------------
  Shares outstanding, end of period..................................................................   27,864,661
                                                                                                      ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                                 Class A Shares
                                           -------------------------------------------------------
                                                                  Year Ended         For the Period
                                           Six Months Ended      December 31,         May 31, 2002*
                                            June 30, 2006   ----------------------       through
                                             (Unaudited)     2005    2004    2003   December 31, 2002
                                           ---------------- ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....      $11.24      $10.81  $10.03  $ 7.88       $  9.09
                                                ------      ------  ------  ------       -------
Gain (loss) from investment operations
Net investment income/(a)/................        0.09        0.15    0.15    0.09          0.04
Net realized and unrealized gain (loss) on
  investments.............................        0.70        0.76    0.77    2.14         (1.22)
                                                ------      ------  ------  ------       -------
 Total from investment operations.........        0.79        0.91    0.92    2.23         (1.18)
                                                ------      ------  ------  ------       -------
Dividends and distributions
Dividends from net investment income......       (0.08)      (0.14)  (0.14)  (0.08)        (0.03)
Distributions from capital gains..........          --       (0.34)     --      --            --
                                                ------      ------  ------  ------       -------
 Total dividends and distributions........       (0.08)      (0.48)  (0.14)  (0.08)        (0.03)
                                                ------      ------  ------  ------       -------
Net asset value at end of period..........      $11.95      $11.24  $10.81  $10.03       $  7.88
                                                ------      ------  ------  ------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................        7.08%       8.45%   9.22%  28.43%       (12.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $1,106      $1,015  $  860  $  667       $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.03%**     1.05%   1.05%   1.05%         1.05%**
 Expenses, prior to waiver from The Bank
   of New York............................        1.03%**     1.06%   1.17%   1.34%         1.50%**
 Net investment income, net of waiver
   from The Bank of New York..............        1.51%**     1.33%   1.42%   0.99%         0.82%**
Portfolio turnover rate...................          32%         43%     37%     12%           10%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                  Institutional Shares
                                           ----------------------------------------------------------------
                                           Six Months Ended              Year Ended December 31,
                                            June 30, 2006   -----------------------------------------------
                                             (Unaudited)      2005      2004      2003      2002      2001
                                           ---------------- --------  --------  --------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year......     $  11.19     $  10.76  $  10.01  $   7.86  $  8.94   $  9.71
                                               --------     --------  --------  --------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/................         0.10         0.18      0.18      0.11     0.08      0.11
Net realized and unrealized gain (loss) on
  investments.............................         0.72         0.76      0.73      2.14    (1.09)    (0.78)
                                               --------     --------  --------  --------  -------   -------
 Total from investment operations.........         0.82         0.94      0.91      2.25    (1.01)    (0.67)
                                               --------     --------  --------  --------  -------   -------
Dividends and distributions
Dividends from net investment
  income..................................        (0.10)       (0.17)    (0.16)    (0.10)   (0.07)    (0.10)
Distributions from capital gains..........           --        (0.34)       --        --       --        --
                                               --------     --------  --------  --------  -------   -------
 Total dividends and distributions........        (0.10)       (0.51)    (0.16)    (0.10)   (0.07)    (0.10)
                                               --------     --------  --------  --------  -------   -------
Net asset value at end of period..........     $  11.91     $  11.19  $  10.76  $  10.01  $  7.86   $  8.94
                                               --------     --------  --------  --------  -------   -------
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/........................         7.32%        8.74%     9.21%    28.72%  (11.31)%   (6.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $342,697     $310,927  $236,631  $129,318  $48,272   $19,433
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................         0.78%*       0.80%     0.80%     0.80%    0.80%     0.80%
 Expenses, prior to waiver from The
   Bank of New York.......................         0.78%*       0.81%     0.91%     1.10%    1.30%     2.14%
 Net investment income, net of waiver
   from The Bank of New York..............         1.77%*       1.59%     1.73%     1.22%    0.96%     1.19%
Portfolio turnover rate...................           32%          43%       37%       12%      10%        2%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--99.0%
          Banks--8.9%
  36,000  East West Bancorp, Inc.... $1,364,760
  12,000  M&T Bank Corp.............  1,415,040
  40,000  National City Corp........  1,447,600
  60,000  TCF Financial Corp........  1,587,000
                                     ----------
                                      5,814,400
                                     ----------
          Beverages--2.5%
  27,000  PepsiCo, Inc..............  1,621,080
                                     ----------
          Biotechnology--1.7%
  30,000  Charles River Laboratories
          International, Inc.*......  1,104,000
                                     ----------
          Building Materials--3.1%
  32,000  Universal Forest Products,
          Inc.......................  2,007,360
                                     ----------
          Commercial Services--4.3%
  62,000  DeVry, Inc.*..............  1,362,140
  55,000  NCO Group, Inc.*..........  1,454,200
                                     ----------
                                      2,816,340
                                     ----------
          Computers--1.3%
  35,000  Dell, Inc.*...............    854,350
                                     ----------
          Diversified Financial Services--5.3%
  20,000  Capital One Financial
          Corp......................  1,709,000
  37,000  Citigroup, Inc............  1,784,880
                                     ----------
                                      3,493,880
                                     ----------
          Electric--5.6%
  22,000  Dominion Resources, Inc...  1,645,380
 110,124  The AES Corp.*............  2,031,788
                                     ----------
                                      3,677,168
                                     ----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Electronics--2.2%
 68,000   Flextronics International Ltd.
          (Singapore)*.................. $  722,160
 29,000   Jabil Circuit, Inc............    742,400
                                         ----------
                                          1,464,560
                                         ----------
          Engineering & Construction--3.0%
 25,000   Jacobs Engineering Group,
          Inc.*.........................  1,991,000
                                         ----------
          Food--2.4%
 30,000   General Mills, Inc............  1,549,800
                                         ----------
          Gas--2.5%
 40,000   KeySpan Corp..................  1,616,000
                                         ----------
          Healthcare-Products--3.9%
 22,000   Johnson & Johnson.............  1,318,240
 30,000   Stryker Corp..................  1,263,300
                                         ----------
                                          2,581,540
                                         ----------
          Healthcare--Services--2.9%
 48,000   Aetna, Inc....................  1,916,640
                                         ----------
          Home Builders--1.6%
 40,000   Standard Pacific Corp.........  1,028,000
                                         ----------
          Housewares--2.7%
 70,000   Newell Rubbermaid, Inc........  1,808,100
                                         ----------
          Leisure Time--2.3%
 27,000   Harley-Davidson, Inc..........  1,482,030
                                         ----------
          Machinery--Construction & Mining--2.4%
 21,000   Caterpillar, Inc..............  1,564,080
                                         ----------
          Machinery--Diversified--2.3%
 58,000   Cognex Corp...................  1,509,740
                                         ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Media--2.6%
 56,000   Walt Disney Co........... $1,680,000
                                    ----------
          Metal Fabricate/Hardware--1.1%
 13,000   NS Group, Inc.*..........    716,040
                                    ----------
          Miscellaneous Manufacturing--4.5%
 45,000   General Electric Co......  1,483,200
 36,000   Honeywell International,
          Inc......................  1,450,800
                                    ----------
                                     2,934,000
                                    ----------
          Oil & Gas--6.3%
 21,000   Exxon Mobil Corp.........  1,288,350
 31,000   Noble Energy, Inc........  1,452,660
 21,000   Royal Dutch Shell PLC ADR
          (Netherlands)............  1,406,580
                                    ----------
                                     4,147,590
                                    ----------
          Pharmaceuticals--5.6%
 55,000   Bristol-Myers Squibb Co..  1,422,300
 30,000   Merck & Co., Inc.........  1,092,900
 50,000   Pfizer, Inc..............  1,173,500
                                    ----------
                                     3,688,700
                                    ----------
          Pipelines--5.4%
 13,000   Kinder Morgan, Inc.......  1,298,570
 28,000   Questar Corp.............  2,253,720
                                    ----------
                                     3,552,290
                                    ----------
          Retail--4.9%
 26,000   Lowe's Cos., Inc.........  1,577,420
 36,000   Walgreen Co..............  1,614,240
                                    ----------
                                     3,191,660
                                    ----------

Number of
 Shares                                       Value
---------                                  -----------
          Common Stocks (Continued)
          Semiconductors--3.5%
  30,000  Analog Devices, Inc............. $   964,200
  80,000  Applied Materials, Inc..........   1,302,400
                                           -----------
                                             2,266,600
                                           -----------
          Software--2.0%
  55,000  Microsoft Corp..................   1,281,500
                                           -----------
          Telecommunications--2.2%
  51,382  AT&T, Inc.......................   1,433,044
                                           -----------
          Total Common Stocks
          (Cost $47,509,851)..............  64,791,492
                                           -----------
          Money Market Fund--1.1%
 717,901  BNY Hamilton Money Fund
          (Institutional Shares), 5.06%(a)
          (Cost $717,901).................     717,901
                                           -----------
          Total Investments
          (Cost $48,227,752)(b)--
          100.1%..........................  65,509,393
          Liabilities in excess of other
          assets--(0.1%)..................     (40,085)
                                           -----------
          Net Assets--100.0%.............. $65,469,308
                                           -----------

ADRAmerican Deposit Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30,2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30,2006, net unrealized appreciation was $17,281,641 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $19,186,477 and aggregate gross unrealized depreciation of $1,904,836.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $47,509,851)......................... $ 64,791,492
            Affiliated investments at market value,
             (Cost $717,901)............................      717,901
            Receivables:
             Capital stock sold.........................       39,782
             Dividends..................................       37,950
             Interest...................................        3,832
             Investments sold...........................        1,494
            Other assets................................        4,543
                                                         ------------
             Total Assets...............................   65,596,994
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................       51,882
             Services provided by The Bank of
              New York..................................       20,125
            Accrued expenses and other liabilities......       55,679
                                                         ------------
             Total Liabilities..........................      127,686
                                                         ------------
          Net Assets:................................... $ 65,469,308
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      4,131
            Paid in capital.............................   49,892,795
            Undistributed net investment income.........      166,503
            Accumulated net realized loss on
             investments................................   (1,875,762)
            Net unrealized appreciation on
             investments................................   17,281,641
                                                         ------------
          Net Assets.................................... $ 65,469,308
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 65,469,308
                                                         ------------
            Shares outstanding..........................    4,131,327
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      15.85
            Maximum sales charge--5.25% of public
             offering price.............................         0.88
                                                         ------------
            Maximum offering price...................... $      16.73
                                                         ------------
          Class A Shares authorized @ $0.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

         Investment Income:
           Dividends (net of foreign withholding taxes of
            $4,095)....................................... $  566,360
           Interest from affiliated fund..................     27,278
                                                           ----------
            Total Income..................................    593,638
                                                           ----------
         Expenses:
           Advisory.......................................    256,449
           12b-1 fee--Class A Shares......................     85,483
           Administration.................................     34,193
           Transfer agent.................................     15,608
           Directors......................................     13,338
           Registration and filings.......................      8,921
           Audit..........................................      7,563
           Custodian......................................      6,550
           Reports to shareholders........................      1,076
           Insurance......................................      1,019
           Cash management................................        435
           Legal..........................................        376
           Other..........................................        241
                                                           ----------
            Total Expenses................................    431,252
           Fees waived by The Bank of New York
            (Note 3)......................................     (3,802)
                                                           ----------
            Net Expenses..................................    427,450
                                                           ----------
            Net Investment Income.........................    166,188
                                                           ----------
         Realized and Unrealized Gain (Loss)
          on Investments:
           Net realized gain on investments...............  2,651,791
           Decrease in unrealized appreciation/
            depreciation on investments...................    (15,861)
                                                           ----------
           Net realized and unrealized gain on
            investments...................................  2,635,930
                                                           ----------
           Net increase in net assets resulting from
            operations.................................... $2,802,118
                                                           ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets


                                                                                   Six Months Ended  Year Ended
                                                                                    June 30, 2006   December 31,
                                                                                     (Unaudited)        2005
                                                                                   ---------------- ------------
Operations:
  Net investment income...........................................................   $    166,188   $    450,796
  Net realized gain on investments................................................      2,651,791      1,732,046
  Increase (decrease) in unrealized appreciation/depreciation on investments......        (15,861)     2,474,960
                                                                                     ------------   ------------
   Net increase in net assets resulting from operations...........................      2,802,118      4,657,802
                                                                                     ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares............................             --       (450,481)
                                                                                     ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................     18,062,646     41,125,968
  Proceeds from shares issued on reinvestment of dividends: Class A Shares........             --        445,234
  Value of capital stock repurchased: Class A Shares..............................    (22,678,232)   (38,769,642)
                                                                                     ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock transactions.     (4,615,586)     2,801,560
                                                                                     ------------   ------------
   Increase (decrease) in Net Assets..............................................     (1,813,468)     7,008,881
Net Assets:
  Beginning of year...............................................................     67,282,776     60,273,895
                                                                                     ------------   ------------
  End of period (includes undistributed net investment income of $166,503 at
   June 30, 2006 and $315 at December 31, 2005)...................................   $ 65,469,308   $ 67,282,776
                                                                                     ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................      1,135,105      2,745,254
  Shares issued on reinvestment of dividends: Class A Shares......................             --         28,818
  Shares repurchased: Class A Shares..............................................     (1,423,321)    (2,586,479)
                                                                                     ------------   ------------
   Net increase (decrease)........................................................       (288,216)       187,593
  Shares outstanding, beginning of year...........................................      4,419,543      4,231,950
                                                                                     ------------   ------------
  Shares outstanding, end of period...............................................      4,131,327      4,419,543
                                                                                     ------------   ------------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights


                                                              Class A Shares
                                       --------------------------------------------------------
                                                                                    For the period
                                       Six Months Ended  Year Ended December 31,   October 7, 2002*
                                        June 30, 2006   -------------------------       through
                                         (Unaudited)      2005     2004     2003   December 31, 2002
                                       ---------------- -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period     $ 15.22      $ 14.24  $ 12.81  $  9.77       $  8.59
                                           -------      -------  -------  -------       -------
Gain from investment operations
Net investment income/(a)/............        0.04         0.10     0.07     0.04            --/(1)/
Net realized and unrealized gain on
  investments.........................        0.59         0.98     1.43     3.04          1.18
                                           -------      -------  -------  -------       -------
 Total from investment operations.....        0.63         1.08     1.50     3.08          1.18
                                           -------      -------  -------  -------       -------
Dividends
Dividends from net investment
  income..............................          --        (0.10)   (0.07)   (0.04)           --/(1)/
                                           -------      -------  -------  -------       -------
Net asset value at end of period......     $ 15.85      $ 15.22  $ 14.24  $ 12.81       $  9.77
                                           -------      -------  -------  -------       -------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/................        4.14%        7.59%   11.72%   31.50%        13.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).....................     $65,469      $67,283  $60,274  $54,933       $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York...................        1.25%**      1.25%    1.25%    1.25%         1.25%**
 Expenses, prior to waiver from The
   Bank of New York...................        1.26%**      1.28%    1.45%    1.55%         1.50%**
 Net investment income, net of waiver
   from The Bank of New York..........        0.49%**      0.70%    0.50%    0.32%         0.09%**
Portfolio turnover rate...............           2%          10%      22%      24%            9%

(1)Less than $0.01 per share.
* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks--98.5%
          Advertising--0.2%
  1,850   Omnicom Group, Inc....... $  164,816
  4,650   The Interpublic Group of
          Cos., Inc.*..............     38,828
                                    ----------
                                       203,644
                                    ----------
          Aerospace/Defense--2.1%
  4,340   General Dynamics Corp....    284,096
  1,300   Goodrich Corp............     52,377
  1,300   L-3 Communications
          Holdings, Inc............     98,046
  3,800   Lockheed Martin Corp.....    272,612
  3,684   Northrop Grumman
          Corp.....................    235,997
  4,800   Raytheon Co..............    213,936
  1,850   Rockwell Collins, Inc....    103,360
  8,600   The Boeing Co............    704,426
 10,850   United Technologies
          Corp.....................    688,107
                                    ----------
                                     2,652,957
                                    ----------
          Agriculture--1.7%
 22,400   Altria Group, Inc........  1,644,832
  6,983   Archer-Daniels-Midland
          Co.......................    288,258
    920   Reynolds American, Inc...    106,076
  1,750   UST, Inc.................     79,083
                                    ----------
                                     2,118,249
                                    ----------
          Airlines--0.1%
  7,525   Southwest Airlines Co....    123,184
                                    ----------
          Apparel--0.3%
  4,100   Coach, Inc.*.............    122,590
  1,200   Jones Apparel Group, Inc.     38,148
  1,100   Liz Claiborne, Inc.......     40,766

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
  2,050   NIKE, Inc., Class B..... $  166,050
    950   V.F. Corp...............     64,524
                                   ----------
                                      432,078
                                   ----------
          Auto Manufacturers--0.4%
 20,047   Ford Motor Co...........    138,926
  6,050   General Motors Corp.....    180,229
    650   Navistar International
          Corp.*..................     15,997
  1,812   PACCAR, Inc.............    149,272
                                   ----------
                                      484,424
                                   ----------
          Auto Parts & Equipment--0.2%
    650   Cooper Tire & Rubber
          Co......................      7,241
  2,100   Johnson Controls, Inc...    172,662
  1,850   The Goodyear Tire &
          Rubber Co.*.............     20,535
                                   ----------
                                      200,438
                                   ----------
          Banks--6.6%
  3,700   AmSouth Bancorp.........     97,865
 48,882   Bank of America Corp....  2,351,223
  5,900   BB&T Corp...............    245,381
  1,750   Comerica, Inc...........     90,983
  1,950   Commerce Bancorp, Inc...     69,557
  1,400   Compass Bancshares, Inc.     77,840
  5,973   Fifth Third Bancorp.....    220,702
  1,300   First Horizon National
          Corp....................     52,260
  2,605   Huntington Bancshares,
          Inc.....................     61,426
  4,300   KeyCorp.................    153,424
    850   M&T Bank Corp...........    100,232
  2,400   Marshall & Ilsley Corp..    109,776

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  4,400   Mellon Financial Corp...... $  151,492
  5,800   National City Corp.........    209,902
  4,950   North Fork Bancorp., Inc...    149,342
  2,000   Northern Trust Corp........    110,600
  3,200   PNC Financial Services
          Group......................    224,544
  4,882   Regions Financial Corp.....    161,692
  3,550   State Street Corp..........    206,220
  3,900   SunTrust Banks, Inc........    297,414
  3,450   Synovus Financial Corp.....     92,391
  8,250   The Bank of New York Co.,
          Inc........................    265,650
 19,041   U.S. Bancorp...............    587,986
 17,226   Wachovia Corp..............    931,581
 18,000   Wells Fargo & Co...........  1,207,439
  1,150   Zions Bancorp..............     89,631
                                      ----------
                                       8,316,553
                                      ----------
          Beverages--2.1%
  8,300   Anheuser-Busch Cos., Inc...    378,397
    900   Brown-Forman Corp.,
          Class B....................     64,305
  3,250   Coca-Cola Enterprises,
          Inc........................     66,203
  2,100   Constellation Brands, Inc.,
          Class A*...................     52,500
    600   Molson Coors Brewing
          Co.........................     40,728
 17,725   PepsiCo, Inc...............  1,064,209
 21,950   The Coca-Cola Co...........    944,289
  1,400   The Pepsi Bottling Group,
          Inc........................     45,010
                                      ----------
                                       2,655,641
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Biotechnology--1.0%
 12,640   Amgen, Inc.*............... $  824,507
  3,680   Biogen Idec, Inc.*.........    170,494
  2,800   Genzyme Corp.*.............    170,940
  2,635   MedImmune, Inc.*...........     71,409
    600   Millipore Corp.*...........     37,794
                                      ----------
                                       1,275,144
                                      ----------
          Building Materials--0.2%
  1,900   American Standard Cos.,
          Inc........................     82,213
  4,250   Masco Corp.................    125,970
                                      ----------
                                         208,183
                                      ----------
          Chemicals--1.5%
  2,400   Air Products and Chemicals,
          Inc........................    153,408
    750   Ashland, Inc...............     50,025
  9,850   duPont (E.I.) de Nemours
          & Co.......................    409,761
    900   Eastman Chemical Co........     48,600
  1,950   Ecolab, Inc................     79,131
  1,200   Hercules, Inc.*............     18,312
    850   International Flavors &
          Fragrances, Inc............     29,954
  2,892   Monsanto Co................    243,477
  1,800   PPG Industries, Inc........    118,800
  3,450   Praxair, Inc...............    186,300
  1,550   Rohm and Haas Co...........     77,686
    700   Sigma-Aldrich Corp.........     50,848
 10,272   The Dow Chemical Co........    400,916
  1,200   The Sherwin-Williams
          Co.........................     56,976
                                      ----------
                                       1,924,194
                                      ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Coal--0.1%
  1,900   Consol Energy, Inc........... $   88,768
                                        ----------
          Commercial Services--0.8%
  1,500   Apollo Group, Inc.,
          Class A*.....................     77,505
 10,700   Cendant Corp.................    174,303
  1,500   Convergys Corp.*.............     29,250
  1,350   Equifax, Inc.................     46,359
  3,500   H&R Block, Inc...............     83,510
  3,250   McKesson Corp................    153,660
  1,350   Monster Worldwide, Inc.*.....     57,591
  2,600   Moody's Corp.................    141,596
  3,575   Paychex, Inc.................    139,354
  2,300   R. R. Donnelley & Sons
          Co...........................     73,485
  1,850   Robert Half International,
          Inc..........................     77,700
                                        ----------
                                         1,054,313
                                        ----------
          Computers--3.6%
  1,250   Affiliated Computer Services,
          Inc.*........................     64,513
  9,100   Apple Computer, Inc.*........    519,792
  2,000   Computer Sciences
          Corp.*.......................     96,880
 24,300   Dell, Inc.*..................    593,163
  5,550   Electronic Data Systems
          Corp.........................    133,533
 25,300   EMC Corp.*...................    277,541
  2,800   Gateway, Inc.*...............      5,320
 29,871   Hewlett-Packard Co...........    946,313
 16,600   International Business
          Machines Corp................  1,275,211
  1,150   Lexmark International,
          Inc.*........................     64,205

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,950   NCR Corp.*................ $   71,448
  4,000   Network Appliance, Inc.*..    141,200
  2,100   SanDisk Corp.*............    107,058
 37,450   Sun Microsystems, Inc.*...    155,418
  3,650   Unisys Corp.*.............     22,922
                                     ----------
                                      4,474,517
                                     ----------
          Cosmetics/Personal Care--2.0%
    800   Alberto-Culver Co.,
          Class B...................     38,976
  4,800   Avon Products, Inc........    148,800
  5,500   Colgate-Palmolive Co......    329,450
 35,145   Procter & Gamble Co.......  1,954,062
  1,250   The Estee Lauder Cos.,
          Inc.......................     48,338
                                     ----------
                                      2,519,626
                                     ----------
          Distribution/Wholesale--0.1%
  1,850   Genuine Parts Co..........     77,071
    850   W.W. Grainger, Inc........     63,946
                                     ----------
                                        141,017
                                     ----------
          Diversified Financial Services--8.1%
 13,200   American Express Co.......    702,504
  2,590   Ameriprise Financial, Inc.    115,695
  3,250   Capital One Financial
          Corp......................    277,713
  2,150   CIT Group, Inc............    112,424
 53,276   Citigroup, Inc............  2,570,033
  6,498   Countrywide Credit
          Industries, Inc...........    247,444
  4,550   E*TRADE Financial
          Corp.*....................    103,831
 10,350   Fannie Mae................    497,835
    900   Federated Investors, Inc.,
          Class B...................     28,350

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  1,660   Franklin Resources, Inc..... $   144,105
  7,400   Freddie Mac.................     421,874
  4,630   Goldman Sachs Group,
          Inc.........................     696,491
 37,214   J.P. Morgan Chase & Co......   1,562,987
  2,250   Janus Capital Group, Inc....      40,275
  1,420   Legg Mason, Inc.............     141,318
  5,930   Lehman Brothers Holdings,
          Inc.........................     386,340
  9,900   Merrill Lynch & Co., Inc....     688,644
 11,500   Morgan Stanley..............     726,915
  4,400   SLM Corp....................     232,848
  2,900   T. Rowe Price Group,
          Inc.........................     109,649
  1,300   The Bear Stearns Cos.,
          Inc.........................     182,104
 11,050   The Charles Schwab
          Corp........................     176,579
                                       -----------
                                        10,165,958
                                       -----------
          Electric--3.1%
  1,750   Allegheny Energy, Inc.*.....      64,873
  2,200   Ameren Corp.................     111,100
  4,230   American Electric Power Co.,
          Inc.........................     144,878
  3,300   CenterPoint Energy, Inc.....      41,250
  2,350   CMS Energy Corp.*...........      30,409
  2,650   Consolidated Edison, Inc....     117,766
  1,900   Constellation Energy Group,
          Inc.........................     103,588
  3,750   Dominion Resources, Inc.....     280,463
  1,900   DTE Energy Co...............      77,406
 13,204   Duke Energy Corp............     387,800
  3,950   Dynegy, Inc.*...............      21,607
  3,500   Edison International........     136,500

Number of
 Shares                                      Value
---------                                  ----------
          Common Stocks (Continued)
  2,250   Entergy Corp.................... $  159,188
  7,162   Exelon Corp.....................    407,015
  3,548   FirstEnergy Corp................    192,337
  4,350   FPL Group, Inc..................    180,003
  3,700   PG&E Corp.......................    145,336
  1,050   Pinnacle West Capital
          Corp............................     41,906
  4,050   PPL Corp........................    130,815
  2,691   Progress Energy, Inc............    115,363
  2,700   Public Service Enterprise
          Group, Inc......................    178,524
  2,200   TECO Energy, Inc................     32,868
  7,050   The AES Corp.*..................    130,073
  7,950   The Southern Co.................    254,798
  4,970   TXU Corp........................    297,155
  4,327   Xcel Energy, Inc................     82,992
                                           ----------
                                            3,866,013
                                           ----------
          Electrical Components & Equipment--0.4%
  1,800   American Power Conversion
          Corp............................     35,082
  4,400   Emerson Electric Co.............    368,764
  1,500   Molex, Inc......................     50,355
                                           ----------
                                              454,201
                                           ----------
          Electronics--0.5%
  4,533   Agilent Technologies,
          Inc.*...........................    143,060
  1,950   Applera Corp.--Applied
          Biosystems Group................     63,083
  1,350   Fisher Scientific International,
          Inc.*...........................     98,618
  1,900   Jabil Circuit, Inc..............     48,640
  1,350   PerkinElmer, Inc................     28,215
  5,700   Sanmina-SCI Corp.*..............     26,220

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  9,750   Solectron Corp.*......... $   33,345
  2,700   Symbol Technologies, Inc.     29,133
    900   Tektronix, Inc...........     26,478
  1,750   Thermo Electron Corp.*...     63,420
  1,100   Waters Corp.*............     48,840
                                    ----------
                                       609,052
                                    ----------
          Engineering & Construction--0.1%
    950   Fluor Corp...............     88,284
                                    ----------
          Entertainment--0.1%
  3,600   International Game
          Technology...............    136,584
                                    ----------
          Environmental Control--0.2%
  2,550   Allied Waste Industries,
          Inc.*....................     28,968
  5,850   Waste Management, Inc....    209,898
                                    ----------
                                       238,866
                                    ----------
          Food--1.4%
  2,000   Campbell Soup Co.........     74,220
  5,550   ConAgra Foods, Inc.......    122,711
  1,450   Dean Foods Co.*..........     53,926
  3,800   General Mills, Inc.......    196,308
  3,600   H.J. Heinz Co............    148,392
  2,600   Kellogg Co...............    125,918
  1,400   McCormick & Co., Inc.....     46,970
  4,800   Safeway, Inc.............    124,800
  8,100   Sara Lee Corp............    129,762
  2,159   SUPER VALU, INC..........     66,281
  6,600   SYSCO Corp...............    201,695
  1,900   The Hershey Co...........    104,633
  7,700   The Kroger Co............    168,322
  2,650   Tyson Foods, Inc.........     39,379
  1,490   Whole Foods Market, Inc..     96,314
  2,375   Wm. Wrigley Jr. Co.......    107,730
                                    ----------
                                     1,807,361
                                    ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Forest Products & Paper--0.4%
  5,285   International Paper Co.... $  170,705
  1,100   Louisiana-Pacific Corp....     24,090
  1,941   MeadWestvaco Corp.........     54,212
  1,950   Plum Creek Timber Co.,
          Inc.......................     69,225
  1,200   Temple-Inland, Inc........     51,444
  2,650   Weyerhaeuser Co...........    164,963
                                     ----------
                                        534,639
                                     ----------
          Gas--0.2%
  1,850   KeySpan Corp..............     74,740
    450   NICOR, Inc................     18,675
  2,907   NiSource, Inc.............     63,489
    400   Peoples Energy Corp.......     14,364
  2,750   Sempra Energy.............    125,070
                                     ----------
                                        296,338
                                     ----------
          Hand/Machine Tools--0.1%
    800   Black & Decker Corp.......     67,568
    600   Snap-on, Inc..............     24,252
    750   The Stanley Works.........     35,415
                                     ----------
                                        127,235
                                     ----------
          Healthcare-Products--3.0%
    600   Bausch & Lomb, Inc........     29,424
  7,000   Baxter International, Inc.    257,320
  2,650   Becton, Dickinson & Co....    161,995
  2,612   Biomet, Inc...............     81,729
 12,981   Boston Scientific Corp.*..    218,600
  1,100   C. R. Bard, Inc...........     80,586
 31,742   Johnson & Johnson.........  1,901,980
 12,950   Medtronic, Inc............    607,613
  1,450   Patterson Cos., Inc.*.....     50,649
  3,850   St. Jude Medical, Inc.*...    124,817
  3,150   Stryker Corp..............    132,647
  2,640   Zimmer Holdings, Inc.*....    149,741
                                     ----------
                                      3,797,101
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Healthcare--Services--1.7%
  6,050   Aetna, Inc................. $  241,577
  1,700   Coventry Health Care,
          Inc.*......................     93,398
  4,350   HCA, Inc...................    187,703
  2,550   Health Management
          Associates, Inc., Class A..     50,261
  1,750   Humana, Inc.*..............     93,975
  1,350   Laboratory Corp. of America
          Holdings*..................     84,011
    850   Manor Care, Inc............     39,882
  1,750   Quest Diagnostics, Inc.....    104,860
  5,000   Tenet Healthcare Corp.*....     34,900
 14,450   UnitedHealth Group, Inc....    647,070
  6,850   WellPoint, Inc.*...........    498,474
                                      ----------
                                       2,076,111
                                      ----------
          Home Builders--0.2%
  1,300   Centex Corp................     65,390
  2,900   D.R. Horton, Inc...........     69,078
    800   KB Home....................     36,680
  1,500   Lennar Corp................     66,555
  2,250   Pulte Homes, Inc...........     64,778
                                      ----------
                                         302,481
                                      ----------
          Home Furnishings--0.1%
    710   Harman International
          Industries, Inc............     60,613
    851   Whirlpool Corp.............     70,335
                                      ----------
                                         130,948
                                      ----------
          Household Products/Wares--0.5%
  1,200   Avery Dennison Corp........     69,672
  1,600   Fortune Brands, Inc........    113,616
  4,950   Kimberly-Clark Corp........    305,415

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  1,600   The Clorox Co............... $   97,552
                                       ----------
                                          586,255
                                       ----------
          Housewares--0.1%
  2,950   Newell Rubbermaid, Inc......     76,199
                                       ----------
          Insurance--4.8%
  3,500   ACE Ltd. (Bermuda)..........    177,065
  5,350   AFLAC, Inc..................    247,973
  1,150   Ambac Financial Group,
          Inc.........................     93,265
 27,850   American International
          Group, Inc..................  1,644,542
  3,400   Aon Corp....................    118,388
  1,270   CIGNA Corp..................    125,108
  1,833   Cincinnati Financial Corp...     86,169
  3,900   Genworth Financial, Inc.....    135,876
  3,069   Lincoln National Corp.......    173,214
  4,350   Loews Corp..................    154,208
  5,850   Marsh & McLennan Cos.,
          Inc.........................    157,307
  1,425   MBIA, Inc...................     83,434
  8,150   MetLife, Inc................    417,361
    950   MGIC Investment Corp........     61,750
  2,950   Principal Financial Group,
          Inc.........................    164,168
  5,300   Prudential Financial, Inc.*.    411,809
  1,300   SAFECO Corp.................     73,255
  6,800   The Allstate Corp...........    372,164
  4,450   The Chubb Corp..............    222,055
  3,250   The Hartford Financial
          Services Group, Inc.........    274,950
  8,380   The Progressive Corp........    215,450
  7,470   The St. Paul Travelers Cos.,
          Inc.........................    333,013

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  1,100   Torchmark Corp............... $   66,792
  3,200   UnumProvident Corp...........     58,016
  1,950   XL Capital Ltd., Class A
          (Bermuda)....................    119,535
                                        ----------
                                         5,986,867
                                        ----------
          Internet--1.7%
  3,300   Amazon.Com, Inc..............    127,644
 12,350   eBay, Inc.*..................    361,732
  2,213   Google, Inc., Class A*.......    927,977
 11,063   Symantec Corp.*..............    171,919
  2,600   VeriSign, Inc.*..............     60,242
 13,400   Yahoo!, Inc.*................    442,200
                                        ----------
                                         2,091,714
                                        ----------
          Iron/Steel--0.3%
    950   Allegheny Technologies,
          Inc..........................     65,778
  3,340   Nucor Corp...................    181,195
  1,185   United States Steel Corp.....     83,092
                                        ----------
                                           330,065
                                        ----------
          Leisure Time--0.3%
  1,000   Brunswick Corp...............     33,250
  4,650   Carnival Corp................    194,091
  2,900   Harley-Davidson, Inc.........    159,181
  1,380   Sabre Holdings Corp..........     30,360
                                        ----------
                                           416,882
                                        ----------
          Lodging--0.4%
  2,000   Harrah's Entertainment,
          Inc..........................    142,360
  3,500   Hilton Hotels Corp...........     98,980
  3,500   Marriott International, Inc.,
          Class A......................    133,420

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,350   Starwood Hotels & Resorts
          Worldwide, Inc............ $  141,799
                                     ----------
                                        516,559
                                     ----------
          Machinery--Construction & Mining--0.4%
  7,200   Caterpillar, Inc..........    536,256
                                     ----------
          Machinery--Diversified--0.3%
    500   Cummins, Inc..............     61,125
  2,500   Deere & Co................    208,725
  1,900   Rockwell Automation,
          Inc.......................    136,819
                                     ----------
                                        406,669
                                     ----------
          Media--3.2%
  8,260   CBS Corp., Class B........    223,433
  5,350   Clear Channel
          Communications, Inc.......    165,583
 22,632   Comcast Corp., Class A*...    740,971
    600   Dow Jones & Co., Inc......     21,006
    900   EW Scripps Co.............     38,826
  2,550   Gannett Co., Inc..........    142,622
    450   Meredith Corp.............     22,293
  3,850   The McGraw-Hill Cos.,
          Inc.......................    193,386
  1,550   The New York Times Co.,
          Class A...................     38,037
 25,300   The News Corp., Ltd.,
          Class A...................    485,254
 45,825   Time Warner, Inc..........    792,772
  2,325   Tribune Co................     75,400
  2,400   Univision Communications,
          Inc.*.....................     80,400
  7,710   Viacom, Inc., Class B*....    276,326
 23,500   Walt Disney Co............    705,000
                                     ----------
                                      4,001,309
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Mining--0.8%
   9,306  Alcoa, Inc............... $  301,142
   2,000  Freeport-McMoRan Copper
          & Gold, Inc., Class B....    110,820
   4,800  Newmont Mining Corp......    254,064
   2,210  Phelps Dodge Corp........    181,574
   1,100  Vulcan Materials Co......     85,800
                                    ----------
                                       933,400
                                    ----------
          Miscellaneous Manufacturing--5.3%
   8,100  3M Co....................    654,237
   1,000  Cooper Industries, Ltd...     92,920
   2,550  Danaher Corp.............    164,016
   2,200  Dover Corp...............    108,746
   3,050  Eastman Kodak Co.........     72,529
   1,600  Eaton Corp...............    120,640
 111,400  General Electric Co......  3,671,744
   8,850  Honeywell International,
          Inc......................    356,655
   4,450  Illinois Tool Works, Inc.    211,375
   3,500  Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda)........    149,730
   2,000  ITT Industries, Inc......     99,000
   1,950  Leggett & Platt, Inc.....     48,711
   1,300  Pall Corp................     36,400
   1,300  Parker-Hannifin Corp.....    100,880
   1,400  Textron, Inc.............    129,052
  21,810  Tyco International Ltd.
          (Bermuda)................    599,775
                                    ----------
                                     6,616,410
                                    ----------
          Office/Business Equipment--0.2%
   2,350  Pitney Bowes, Inc........     97,055
   9,800  Xerox Corp.*.............    136,318
                                    ----------
                                       233,373
                                    ----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Oil & Gas--8.1%
  4,916   Anadarko Petroleum
          Corp..................... $   234,444
  3,538   Apache Corp..............     241,469
  4,350   Chesapeake Energy Corp...     131,588
 23,743   Chevron Corp.............   1,473,490
 17,669   ConocoPhillips...........   1,157,849
  4,700   Devon Energy Corp........     283,927
  2,600   EOG Resources, Inc.......     180,284
 64,800   Exxon Mobil Corp.........   3,975,479
  2,580   Hess Corp................     136,353
  2,452   Kerr-McGee Corp..........     170,046
  3,910   Marathon Oil Corp........     325,703
  1,800   Murphy Oil Corp..........     100,548
  3,300   Nabors Industries Ltd.
          (Bermuda)*...............     111,507
  1,500   Noble Corp...............     111,630
  4,590   Occidental Petroleum
          Corp.....................     470,704
  1,150   Rowan Cos., Inc..........      40,929
  1,450   Sunoco, Inc..............     100,471
  3,500   Transocean, Inc.*........     281,120
  6,600   Valero Energy Corp.......     439,032
  3,916   XTO Energy, Inc..........     173,361
                                    -----------
                                     10,139,934
                                    -----------
          Oil & Gas Services--1.6%
  3,650   Baker Hughes, Inc........     298,753
  3,450   BJ Services Co...........     128,547
  5,550   Halliburton Co...........     411,866
  1,900   National Oilwell Varco,
          Inc.*....................     120,308
 12,650   Schlumberger Ltd.........     823,641
  3,750   Weatherford International
          Ltd.*....................     186,075
                                    -----------
                                      1,969,190
                                    -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Packaging & Containers--0.1%
  1,100   Ball Corp................. $   40,744
  1,100   Bemis Co., Inc............     33,682
  1,500   Pactiv Corp.*.............     37,125
    900   Sealed Air Corp.*.........     46,872
                                     ----------
                                        158,423
                                     ----------
          Pharmaceuticals--5.9%
 16,350   Abbott Laboratories.......    713,023
  1,640   Allergan, Inc.............    175,906
  2,250   AmerisourceBergen Corp....     94,320
  1,150   Barr Pharmaceuticals,
          Inc.*.....................     54,844
 21,050   Bristol-Myers Squibb Co...    544,353
  4,475   Cardinal Health, Inc......    287,877
  4,750   Caremark Rx, Inc..........    236,883
 12,100   Eli Lilly & Co............    668,766
  1,600   Express Scripts, Inc.*....    114,784
  3,500   Forest Laboratories, Inc.*    135,415
  4,900   Gilead Sciences, Inc.*....    289,884
  1,690   Hospira, Inc.*............     72,569
  2,566   King Pharmaceuticals,
          Inc.*.....................     43,622
  3,247   Medco Health Solutions,
          Inc.*.....................    185,988
 23,350   Merck & Co., Inc..........    850,640
  2,250   Mylan Laboratories, Inc...     45,000
 78,485   Pfizer, Inc...............  1,842,042
 15,850   Schering-Plough Corp......    301,626
  1,050   Watson Pharmaceuticals,
          Inc.*.....................     24,444
 14,400   Wyeth.....................    639,504
                                     ----------
                                      7,321,490
                                     ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Pipelines--0.3%
  7,430   El Paso Corp.............. $  111,450
  1,150   Kinder Morgan, Inc........    114,874
  6,350   The Williams Cos., Inc....    148,336
                                     ----------
                                        374,660
                                     ----------
          REITS--0.9%
  1,050   Apartment Investment &
          Management Co., Class A...     45,623
  2,300   Archstone-Smith Trust.....    117,001
  1,000   Boston Properties, Inc....     90,400
  3,900   Equity Office Properties
          Trust.....................    142,389
  3,100   Equity Residential........    138,663
  2,250   Kimco Realty Corp.........     82,103
  2,650   ProLogis..................    138,118
    900   Public Storage, Inc.......     68,310
  1,985   Simon Property Group,
          Inc.......................    164,635
  1,300   Vornado Realty Trust......    126,815
                                     ----------
                                      1,114,057
                                     ----------
          Retail--5.8%
  1,550   AutoNation, Inc.*.........     33,232
    600   AutoZone, Inc.*...........     52,920
  3,000   Bed Bath & Beyond, Inc.*..     99,510
  4,325   Best Buy Co., Inc.........    237,183
  1,200   Big Lots, Inc.*...........     20,496
  1,600   Circuit City Stores, Inc..     43,552
  5,050   Costco Wholesale Corp.....    288,507
  8,750   CVS Corp..................    268,625
  1,350   Darden Restaurants, Inc...     53,190
    650   Dillard's, Inc............     20,703
  3,312   Dollar General Corp.......     46,302
  1,650   Family Dollar Stores, Inc.     40,310

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  5,928   Federated Department Stores,
          Inc......................... $  216,965
 22,150   Home Depot, Inc.............    792,748
  2,500   J. C. Penney Co., Inc.......    168,775
  3,650   Kohl's Corp.*...............    215,788
  3,650   Limited Brands..............     93,404
  8,300   Lowe's Cos., Inc............    503,560
 13,350   McDonald's Corp.............    448,560
  2,300   Nordstrom, Inc..............     83,950
  3,100   Office Depot, Inc.*.........    117,800
    750   OfficeMax, Inc..............     30,563
  1,400   RadioShack Corp.............     19,600
  1,037   Sears Holdings Corp.*.......    160,569
  7,775   Staples, Inc................    189,088
  8,200   Starbucks Corp.*............    309,632
  9,250   Target Corp.................    452,048
  5,850   The GAP, Inc................    101,790
  1,500   Tiffany & Co................     49,530
  4,850   TJX Cos., Inc...............    110,871
 10,800   Walgreen Co.................    484,271
 26,800   Wal-Mart Stores, Inc........  1,290,955
  1,250   Wendy's International,
          Inc.........................     72,863
  2,900   Yum! Brands, Inc............    145,783
                                       ----------
                                        7,263,643
                                       ----------
          Savings & Loans--0.6%
  2,750   Golden West Financial
          Corp........................    204,050
  3,987   Sovereign Bancorp, Inc......     80,976
 10,292   Washington Mutual, Inc......    469,109
                                       ----------
                                          754,135
                                       ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Semiconductors--2.7%
  5,150   Advanced Micro Devices,
          Inc.*..................... $  125,763
  3,800   Altera Corp.*.............     66,690
  3,850   Analog Devices, Inc.......    123,739
 16,750   Applied Materials, Inc....    272,689
  4,875   Broadcom Corp.*...........    146,494
  4,322   Freescale Semiconductor,
          Inc.*.....................    127,067
 62,300   Intel Corp................  1,180,584
  2,150   KLA-Tencor Corp...........     89,376
  3,250   Linear Technology Corp....    108,843
  4,200   LSI Logic Corp.*..........     37,590
  3,400   Maxim Integrated Products,
          Inc.......................    109,174
  7,750   Micron Technology, Inc.*..    116,715
  3,600   National Semiconductor
          Corp......................     85,860
  1,350   Novellus Systems, Inc.*...     33,345
  3,750   NVIDIA Corp.*.............     79,838
  2,200   PMC--Sierra, Inc.*........     20,680
  1,700   QLogic Corp.*.............     29,308
  2,100   Teradyne, Inc.*...........     29,253
 16,650   Texas Instruments, Inc....    504,328
  3,650   Xilinx, Inc...............     82,673
                                     ----------
                                      3,370,009
                                     ----------
          Software--3.5%
  6,400   Adobe Systems, Inc.*......    194,304
  2,450   Autodesk, Inc.*...........     84,427
  6,150   Automatic Data Processing,
          Inc.......................    278,903
  2,250   BMC Software, Inc.*.......     53,775
  4,850   CA, Inc...................     99,668

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
  1,950   Citrix Systems, Inc.*... $   78,273
  4,000   Compuware Corp.*........     26,800
  3,250   Electronic Arts, Inc.*..    139,880
  8,196   First Data Corp.........    369,148
  1,900   Fiserv, Inc.*...........     86,184
  2,100   IMS Health, Inc.........     56,385
  1,850   Intuit, Inc.*...........    111,722
 93,950   Microsoft Corp..........  2,189,034
  3,600   Novell, Inc.*...........     23,868
 41,700   Oracle Corp. *..........    604,232
  1,160   Parametric Technology
          Corp.*..................     14,744
                                   ----------
                                    4,411,347
                                   ----------
          Telecommunications--6.0%
  1,214   ADC Telecommunications,
          Inc.*...................     20,468
  4,150   Alltel Corp.............    264,895
  1,700   Andrew Corp.*...........     15,062
 41,623   AT&T, Inc...............  1,160,864
  4,387   Avaya, Inc.*............     50,100
 19,350   BellSouth Corp..........    700,469
  1,250   CenturyTel, Inc.........     46,438
  6,250   Ciena Corp.*............     30,063
 65,350   Cisco Systems, Inc.*....  1,276,285
  3,450   Citizens Communications
          Co......................     45,023
  2,150   Comverse Technology,
          Inc.*...................     42,506
 16,650   Corning, Inc.*..........    402,764
  1,569   Embarq Corp.*...........     64,313
 18,000   JDS Uniphase Corp.*.....     45,540
  6,050   Juniper Networks, Inc.*.     96,740
 47,950   Lucent Technologies,
          Inc.*...................    116,039

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
 26,450   Motorola, Inc............... $    532,968
 17,950   QUALCOMM, Inc...............      719,256
 16,759   Qwest Communications
          International, Inc.*........      135,580
 31,881   Sprint Nextel Corp..........      637,301
  4,800   Tellabs, Inc.*..............       63,888
 31,216   Verizon Communications,
          Inc.........................    1,045,423
                                       ------------
                                          7,511,985
                                       ------------
          Textiles--0.1%
  1,450   Cintas Corp.................       57,652
                                       ------------
          Toys/Games/Hobbies--0.1%
  1,800   Hasbro, Inc.................       32,598
  4,150   Mattel, Inc.................       68,517
                                       ------------
                                            101,115
                                       ------------
          Transportation--1.9%
  3,900   Burlington Northern Santa Fe
          Corp........................      309,075
  2,400   CSX Corp....................      169,056
  3,300   FedEx Corp..................      385,638
  4,450   Norfolk Southern Corp.......      236,829
    650   Ryder System, Inc...........       37,980
  2,900   Union Pacific Corp..........      269,584
 11,650   United Parcel Service, Inc.,
          Class B.....................      959,144
                                       ------------
                                          2,367,306
                                       ------------
          Total Common Stocks
          (Cost $114,579,157).........  123,151,006
                                       ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2006 (Unaudited)


Principal
 Amount                                         Value
----------                                  ------------
           United States Government
           Agencies & Obligations--0.2%
           United States Treasury Bill--0.2%
$  300,000 4.57%, 9/07/06 +
           (Cost $297,410)................. $    297,382
                                            ------------
Number of
 Shares
----------
           Money Market Fund--1.5%
 1,925,278 BNY Hamilton Money Fund
           (Institutional Shares), 5.06%(a)
           (Cost $1,925,278)...............    1,925,278
                                            ------------
           Total Investments
           (Cost $116,801,845)(b)--
           100.2%..........................  125,373,666
           Liabilities in excess of other
           assets--(0.2%)..................     (271,897)
                                            ------------
           Net Assets--100.0%.............. $125,101,769
                                            ------------

* Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States
  Treasury Bills. This is the actual collateral rate at time of purchase for the S&P 500 Index future.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $8,571,821 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $13,966,815 and aggregate gross unrealized depreciation of $5,394,994.

At June 30, 2006, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                                                Unrealized
                                              Appreciation at
                          Maturity               June 30,
                   Index    Date    Contracts      2006
                   -----  --------  --------- ---------------
                  S&P 500 September
                   Index    2006       37         $43,346

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $114,876,567)........................ $123,448,388
            Affiliated investments at market value,
             (Cost $1,925,278)..........................    1,925,278
            Receivables:
             Dividends..................................      162,146
             Capital stock sold.........................      135,860
             Investments sold...........................      118,697
             Variation margin...........................       41,257
             Interest...................................       10,047
            Other assets................................        9,682
                                                         ------------
             Total Assets...............................  125,851,355
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      574,273
             Investments purchased......................       90,462
             Services provided by The Bank of
              New York..................................       35,816
            Accrued expenses and other liabilities......       49,035
                                                         ------------
             Total Liabilities..........................      749,586
                                                         ------------
          Net Assets:................................... $125,101,769
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     15,427
            Paid in capital.............................  114,060,258
            Undistributed net investment income.........       52,002
            Accumulated net realized gain on
             investments and futures....................    2,358,914
            Net unrealized appreciation on
             investments and futures....................    8,615,168
                                                         ------------
          Net Assets.................................... $125,101,769
                                                         ------------
          Institutional Shares:
            Net assets.................................. $124,154,010
                                                         ------------
            Shares outstanding..........................   15,309,980
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.11
                                                         ------------
          Investor Shares:
            Net assets.................................. $    947,759
                                                         ------------
            Shares outstanding..........................      116,716
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.12
                                                         ------------
          Institutional Shares authorized @ $0.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $0.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

            Investment Income:
              Dividends................................. $1,176,192
              Interest from affiliated fund.............     58,379
              Interest..................................      6,378
                                                         ----------
               Total Income.............................  1,240,949
                                                         ----------
            Expenses:
              Advisory..................................    158,734
              Administration............................     63,493
              Transfer agent............................     16,832
              Directors.................................     12,812
              Custodian.................................     12,793
              Registration and filings..................      9,457
              Audit.....................................      8,144
              Legal.....................................      2,980
              Insurance.................................      2,715
              Reports to shareholders...................      2,676
              12b-1 fee--Investor Shares................      1,101
              Cash management...........................        973
              Other.....................................     19,589
                                                         ----------
               Total Expenses...........................    312,299
              Fees waived by The Bank of New York
               (Note 3).................................    (88,906)
                                                         ----------
               Net Expenses.............................    223,393
                                                         ----------
               Net Investment Income....................  1,017,556
                                                         ----------
            Realized and Unrealized Gain
             (Loss) on Investments and Futures:
              Net realized gain (loss) on:
               Investments..............................  2,531,261
               Futures..................................    (30,121)
                                                         ----------
              Net realized gain on investments and
               futures..................................  2,501,140
                                                         ----------
              Increase (decrease) in unrealized
               appreciation/depreciation on:
               Investments..............................   (106,112)
               Futures..................................     94,507
                                                         ----------
              Net unrealized loss on investments and
               futures..................................    (11,605)
                                                         ----------
              Net realized and unrealized gain on
               investments and futures..................  2,489,535
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $3,507,091
                                                         ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                                                        Six Months Ended
                                                                                                         June 30, 2006
                                                                                                          (Unaudited)
                                                                                                        ----------------
Operations:
  Net investment income................................................................................   $  1,017,556
  Net realized gain on investments and futures.........................................................      2,501,140
  Decrease in unrealized appreciation/depreciation on investments and futures..........................        (11,605)
                                                                                                          ------------
   Net increase in net assets resulting from operations................................................      3,507,091
                                                                                                          ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares...........................................       (969,137)
                          Investor Shares..............................................................         (5,997)
  Distributions from capital gains: Institutional Shares...............................................             --
                     Investor Shares...................................................................             --
                                                                                                          ------------
                                                                                                              (975,134)
                                                                                                          ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................................     33,921,600
                     Investor Shares...................................................................        254,378
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares...................................................        654,454
                    Investor Shares....................................................................          5,997
  Value of capital stock repurchased: Institutional Shares.............................................    (44,481,632)
                      Investor Shares..................................................................       (196,714)
                                                                                                          ------------
  Net increase (decrease) in net assets resulting from capital stock transactions......................     (9,841,917)
                                                                                                          ------------
   Increase (decrease) in Net Assets...................................................................     (7,309,960)
Net Assets:
  Beginning of year....................................................................................    132,411,729
                                                                                                          ------------
  End of period (includes undistributed net investment income of $52,002 at
   June 30, 2006 and $9,580 at December 31, 2005)......................................................   $125,101,769
                                                                                                          ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................................      4,140,813
         Investor Shares...............................................................................         30,940
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares.............................................................         80,859
             Investor Shares...........................................................................            741
  Shares repurchased: Institutional Shares.............................................................     (5,416,229)
             Investor Shares...........................................................................        (24,019)
                                                                                                          ------------
   Net increase (decrease).............................................................................     (1,186,895)
  Shares outstanding, beginning of year................................................................     16,613,591
                                                                                                          ------------
  Shares outstanding, end of period....................................................................     15,426,696
                                                                                                          ------------

                                                                                                          Year Ended
                                                                                                         December 31,
                                                                                                             2005
                                                                                                        -------------
Operations:
  Net investment income................................................................................ $   2,348,444
  Net realized gain on investments and futures.........................................................    15,949,300
  Decrease in unrealized appreciation/depreciation on investments and futures..........................   (10,632,485)
                                                                                                        -------------
   Net increase in net assets resulting from operations................................................     7,665,259
                                                                                                        -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares...........................................    (2,308,700)
                          Investor Shares..............................................................       (11,034)
  Distributions from capital gains: Institutional Shares...............................................    (8,189,935)
                     Investor Shares...................................................................       (54,708)
                                                                                                        -------------
                                                                                                          (10,564,377)
                                                                                                        -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................................   199,087,069
                     Investor Shares...................................................................       678,215
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares...................................................     9,507,609
                    Investor Shares....................................................................        65,157
  Value of capital stock repurchased: Institutional Shares.............................................  (193,307,305)
                      Investor Shares..................................................................    (1,089,353)
                                                                                                        -------------
  Net increase (decrease) in net assets resulting from capital stock transactions......................    14,941,392
                                                                                                        -------------
   Increase (decrease) in Net Assets...................................................................    12,042,274
Net Assets:
  Beginning of year....................................................................................   120,369,455
                                                                                                        -------------
  End of period (includes undistributed net investment income of $52,002 at
   June 30, 2006 and $9,580 at December 31, 2005)...................................................... $ 132,411,729
                                                                                                        -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................................    24,288,814
         Investor Shares...............................................................................        84,767
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares.............................................................     1,177,283
             Investor Shares...........................................................................         8,059
  Shares repurchased: Institutional Shares.............................................................   (23,391,513)
             Investor Shares...........................................................................      (136,953)
                                                                                                        -------------
   Net increase (decrease).............................................................................     2,030,457
  Shares outstanding, beginning of year................................................................    14,583,134
                                                                                                        -------------
  Shares outstanding, end of period....................................................................    16,613,591
                                                                                                        -------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights


                                                                 Institutional Shares
                                           ---------------------------------------------------------------
                                           Six Months Ended             Year Ended December 31,
                                            June 30, 2006   ----------------------------------------------
                                             (Unaudited)      2005      2004      2003     2002      2001
                                           ---------------- --------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year......     $   7.97     $   8.25  $   7.59  $  6.00  $  7.83   $  9.07
                                               --------     --------  --------  -------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/................         0.07         0.13      0.13     0.10     0.09      0.09
Net realized and unrealized gain (loss) on
 investments and futures..................         0.13         0.25      0.66     1.58    (1.84)    (1.21)
                                               --------     --------  --------  -------  -------   -------
  Total from investment operations........         0.20         0.38      0.79     1.68    (1.75)    (1.12)
                                               --------     --------  --------  -------  -------   -------
Dividends and distributions
Dividends from net investment income......        (0.06)       (0.12)    (0.13)   (0.09)   (0.08)    (0.09)
Distributions from capital gains..........           --        (0.54)       --       --       --     (0.03)
                                               --------     --------  --------  -------  -------   -------
  Total dividends and distributions.......        (0.06)       (0.66)    (0.13)   (0.09)   (0.08)    (0.12)
                                               --------     --------  --------  -------  -------   -------
Net asset value at end of period..........     $   8.11     $   7.97  $   8.25  $  7.59  $  6.00   $  7.83
                                               --------     --------  --------  -------  -------   -------
TOTAL RETURN:
Total investment return based on
 net asset value/(b)/.....................         2.55%        4.57%    10.46%   28.17%  (22.43)%  (12.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $124,154     $131,541  $119,104  $92,237  $57,266   $27,380
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................         0.35%*       0.35%     0.35%    0.35%    0.35%     0.35%
  Expenses, prior to waiver from The
   Bank of New York.......................         0.49%*       0.50%     0.65%    0.82%    0.96%     1.59%
  Net investment income, net of waiver
   from The Bank of New York..............         1.60%*       1.54%     1.70%    1.44%    1.34%     1.09%
Portfolio turnover rate...................            5%          49%       17%      40%      32%       94%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                 Investor Shares
                                            -------------------------------------------------------
                                                                   Year Ended         For the period
                                            Six Months Ended      December 31,        July 25, 2002*
                                             June 30, 2006   ----------------------       through
                                              (Unaudited)     2005    2004    2003   December 31, 2002
                                            ---------------- ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 7.98      $ 8.26  $ 7.60  $ 6.00       $ 5.76
                                                 ------      ------  ------  ------       ------
Gain from investment operations
Net investment income/(a)/.................        0.06        0.10    0.12    0.08         0.04
Net realized and unrealized gain on
  investments and futures..................        0.13        0.26    0.65    1.59         0.24
                                                 ------      ------  ------  ------       ------
 Total from investment operations..........        0.19        0.36    0.77    1.67         0.28
                                                 ------      ------  ------  ------       ------
Dividends and distributions
Dividends from net investment income.......       (0.05)      (0.10)  (0.11)  (0.07)       (0.04)
Distributions from capital gains...........          --       (0.54)     --      --           --
                                                 ------      ------  ------  ------       ------
 Total dividends and distributions.........       (0.05)      (0.64)  (0.11)  (0.07)       (0.04)
                                                 ------      ------  ------  ------       ------
Net asset value at end of period...........      $ 8.12      $ 7.98  $ 8.26  $ 7.60       $ 6.00
                                                 ------      ------  ------  ------       ------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/.....................        2.43%       4.29%  10.20%  27.90%        4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $  948      $  871  $1,265  $  692       $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.60%**     0.60%   0.60%   0.60%        0.60%**
 Expenses, prior to waiver from The Bank
   of New York.............................        0.74%**     0.76%   0.89%   1.06%        1.14%**
 Net investment income, net of waiver from
   The Bank of New York....................        1.35%**     1.26%   1.49%   1.17%        1.34%**
Portfolio turnover rate....................           5%         49%     17%     40%          32%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--97.0%
          Aerospace/Defense--1.6%
 118,000  MTC Technologies, Inc.*.... $ 2,788,340
                                      -----------
          Banks--6.9%
  92,200  East West Bancorp, Inc.....   3,495,302
 110,400  Signature Bank*............   3,574,752
 192,800  Umpqua Holdings Corp.......   4,945,320
                                      -----------
                                       12,015,374
                                      -----------
          Biotechnology--1.3%
  59,700  Charles River Laboratories
          International, Inc.*.......   2,196,960
                                      -----------
          Building Materials--3.2%
  87,900  Universal Forest Products,
          Inc........................   5,513,967
                                      -----------
          Chemicals--2.4%
 121,800  Cabot Corp.................   4,204,536
                                      -----------
          Commercial Services--11.3%
 131,300  Deluxe Corp................   2,295,124
  68,700  Landauer, Inc..............   3,290,730
 159,500  NCO Group, Inc.*...........   4,217,180
 118,300  Ritchie Bros. Auctioneers,
          Inc. (Canada)..............   6,291,194
 291,500  Source Interlink Cos.,
          Inc.*......................   3,468,850
                                      -----------
                                       19,563,078
                                      -----------
          Diversified Financial Services--2.6%
 102,100  National Financial Partners
          Corp.......................   4,524,051
                                      -----------
          Electric--3.0%
 226,700  Cleco Corp.................   5,270,775
                                      -----------
          Electronics--1.6%
 148,700  LoJack Corp.*..............   2,804,482
                                      -----------
          Environmental Control--3.3%
  88,100  Stericycle, Inc.*..........   5,735,310
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Food--4.6%
 143,100  Performance Food Group
          Co.*...................... $ 4,347,378
  85,100  Ralcorp Holdings, Inc.*...   3,619,303
                                     -----------
                                       7,966,681
                                     -----------
          Healthcare--Products--7.4%
 107,200  Arrow International, Inc..   3,523,664
  64,200  Cooper Cos., Inc..........   2,843,418
 100,900  Meridian Bioscience, Inc..   2,517,455
 116,900  Respironics, Inc.*........   4,000,318
                                     -----------
                                      12,884,855
                                     -----------
          Home Builders--4.7%
  91,100  Standard Pacific Corp.....   2,341,270
 120,900  Thor Industries, Inc......   5,857,605
                                     -----------
                                       8,198,875
                                     -----------
          Household Products/Wares--2.5%
 223,600  Tupperware Corp...........   4,402,684
                                     -----------
          Housewares--3.1%
 114,000  The Toro Co...............   5,323,800
                                     -----------
          Insurance--1.8%
  66,400  ProAssurance Corp.*.......   3,199,152
                                     -----------
          Internet--3.4%
 163,800  Akamai Technologies,
          Inc.*.....................   5,927,922
                                     -----------
          Leisure Time--2.6%
  96,000  Life Time Fitness, Inc.*..   4,441,920
                                     -----------
          Machinery--Diversified--3.6%
 170,400  Cognex Corp...............   4,435,512
  22,100  Middleby Corp.*...........   1,912,976
                                     -----------
                                       6,348,488
                                     -----------
          Metal Fabricate/Hardware--2.3%
  72,400  NS Group, Inc.*...........   3,987,792
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Miscellaneous Manufacturing--2.2%
 112,100  Matthews International
          Corp., Class A............. $  3,864,087
                                      ------------
          Oil & Gas--3.4%
 147,200  St. Mary Land & Exploration
          Co.........................    5,924,800
                                      ------------
          Oil & Gas Services--3.4%
  93,000  Universal Compression
          Holdings, Inc.*............    5,856,210
                                      ------------
          Retail--5.8%
 129,200  Hibbett Sporting Goods,
          Inc.*......................    3,087,880
 110,000  O'Reilly Automotive,
          Inc.*......................    3,430,900
  65,100  Tractor Supply Co.*........    3,598,077
                                      ------------
                                        10,116,857
                                      ------------
          Semiconductors--2.2%
 402,900  Entegris, Inc.*............    3,839,637
                                      ------------
          Software--3.8%
 125,000  Computer Programs &
          Systems, Inc...............    4,995,000
 145,700  Epicor Software Corp.*.....    1,534,221
                                      ------------
                                         6,529,221
                                      ------------
          Telecommunications--3.0%
 323,400  Newport Corp.*.............    5,213,208
                                      ------------
          Total Common Stocks
          (Cost $159,993,805)........  168,643,062
                                      ------------

Number of
 Shares                                      Value
---------                                 ------------
          Mutual Funds--2.6%
          Energy--2.6%
 114,000  Tortoise Energy Capital
          Corp........................... $  2,456,700
  74,768  Tortoise Energy Infrastructure
          Corp...........................    2,139,112
                                          ------------
          Total Mutual Funds
          (Cost $4,926,879)..............    4,595,812
                                          ------------
          MONEY MARKET FUND--0.0%
   3,438  BNY Hamilton Money Fund
          (Institutional Shares),
          5.06%(a)
          (Cost $3,438)..................        3,438
                                          ------------
          Total Investments
          (Cost $164,924,122)(b)--
          99.6%..........................  173,242,312
          Other assets less liabilities--
          0.4%...........................      711,920
                                          ------------
          Net Assets--100.0%............. $173,954,232
                                          ------------

*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $8,318,190 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,865,385 and aggregate gross unrealized depreciation of $8,547,195.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

         Assets:
           Non-affiliated investments at market value,
            (Cost $164,920,684)........................... $173,238,874
           Affiliated investments at market value,
            (Cost $3,438).................................        3,438
           Receivables:...................................
            Investments sold..............................    1,602,565
            Capital stock sold............................      331,550
            Dividends.....................................      139,279
            Interest......................................       15,215
           Other assets...................................       27,669
                                                           ------------
            Total Assets..................................  175,358,590
                                                           ------------
         Liabilities:
           Due to custodian...............................      264,324
           Payables:
            Investments purchased.........................      809,920
            Capital stock repurchased.....................      149,222
            Services provided by The Bank of New
             York.........................................      124,783
           Accrued expenses and other liabilities.........       56,109
                                                           ------------
            Total Liabilities.............................    1,404,358
                                                           ------------
         Net Assets:...................................... $173,954,232
                                                           ------------
         Sources of Net Assets:
           Capital stock @ par............................ $     14,795
           Paid in capital................................  163,640,834
           Undistributed net investment income............      126,393
           Accumulated net realized gain on
            investments...................................    1,854,020
           Net unrealized appreciation on
            investments...................................    8,318,190
                                                           ------------
         Net Assets....................................... $173,954,232
                                                           ------------
         Class A Shares:
           Net assets..................................... $  1,739,415
                                                           ------------
           Shares outstanding.............................      148,390
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      11.72
           Maximum sales charge--5.25% of public
            offering price................................         0.65
                                                           ------------
           Maximum offering price......................... $      12.37
                                                           ------------
         Institutional Shares:
           Net assets..................................... $172,214,817
                                                           ------------
           Shares outstanding.............................   14,646,510
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      11.76
                                                           ------------
         Class A Shares authorized @ $0.001 par value.....  200,000,000
         Institutional Shares authorized @ $0.001 par
          value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $5,751)................................. $  764,561
             Interest from affiliated fund...............    110,591
                                                          ----------
              Total Income...............................    875,152
                                                          ----------
           Expenses:
             Advisory....................................    565,958
             Administration..............................     75,461
             Transfer agent..............................     39,301
             Registration and filings....................     23,296
             Directors...................................     12,823
             Custodian...................................     12,472
             Audit.......................................      7,678
             Reports to shareholders.....................      3,441
             12b-1 fee--Class A Shares...................      2,059
             Insurance...................................      1,204
             Legal.......................................      1,150
             Cash management.............................        544
             Other.......................................      6,764
                                                          ----------
              Total Expenses.............................    752,151
             Fees waived by The Bank of New York
              (Note 3)...................................     (3,113)
             Earnings credit adjustment (Note 3).........       (279)
                                                          ----------
              Net Expenses...............................    748,759
                                                          ----------
              Net Investment Income......................    126,393
                                                          ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments............  2,362,753
             Increase in unrealized appreciation/
              depreciation on investments................  1,954,416
                                                          ----------
             Net realized and unrealized gain on
              investments................................  4,317,169
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $4,443,562
                                                          ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statements of Changes in Net Assets

                                                                                                                 For the period
                                                                                                    Six Months   March 2, 2005*
                                                                                                       Ended        Through
                                                                                                   June 30, 2006  December 31,
                                                                                                    (Unaudited)       2005
                                                                                                   ------------- --------------
Operations:
  Net investment income........................................................................... $    126,393   $     52,285
  Net realized gain (loss) on investments.........................................................    2,362,753       (508,733)
  Increase in unrealized appreciation/depreciation on investments.................................    1,954,416      6,363,774
                                                                                                   ------------   ------------
   Net increase in net assets resulting from operations...........................................    4,443,562      5,907,326
                                                                                                   ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares......................................           --        (47,030)
                                                                                                   ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................................      448,476      1,938,217
                     Institutional Shares.........................................................   92,715,660    156,172,935
  Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares................................................................           --          2,382
  Value of capital stock repurchased: Class A Shares..............................................     (176,159)      (594,896)
                       Institutional Shares.......................................................  (33,635,598)   (53,220,643)
                                                                                                   ------------   ------------
  Net increase in net assets resulting from capital stock transactions............................   59,352,379    104,297,995
                                                                                                   ------------   ------------
   Increase in Net Assets.........................................................................   63,795,941    110,158,291
Net Assets:
  Beginning of period.............................................................................  110,158,291             --
                                                                                                   ------------   ------------
  End of period (includes undistributed net investment income of $126,393 at
   June 30, 2006)................................................................................. $173,954,232   $110,158,291
                                                                                                   ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................................       37,313        181,858
         Institutional Shares.....................................................................    7,725,504     14,796,439
  Shares issued on reinvestment of dividends: Institutional Shares................................           --            211
  Shares repurchased: Class A Shares..............................................................      (14,726)       (56,055)
             Institutional Shares.................................................................   (2,833,175)    (5,042,469)
                                                                                                   ------------   ------------
   Net increase...................................................................................    4,914,916      9,879,984
  Shares outstanding, beginning of period.........................................................    9,879,984             --
                                                                                                   ------------   ------------
  Shares outstanding, end of period...............................................................   14,794,900      9,879,984
                                                                                                   ------------   ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Financial Highlights

                                                                    Class A Shares
                                                      --------------------------------------
                                                      Six Months Ended      For the period
                                                       June 30, 2006        March 2, 2005*
                                                        (Unaudited)    through December 31, 2005
                                                      ---------------- -------------------------
PER SHARE DATA:
Net asset value at beginning of period...............      $11.13               $10.00
                                                           ------               ------
Gain (loss) from investment operations
Net investment loss/(a)/.............................       (0.01)               (0.01)
Net realized and unrealized gain on investments......        0.60                 1.14
                                                           ------               ------
 Total from investment operations....................        0.59                 1.13
                                                           ------               ------
Net asset value at end of period.....................      $11.72               $11.13
                                                           ------               ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/        5.30%               11.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........      $1,739               $1,400
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York..............................................        1.24%**              1.25%**
 Expenses, prior to waiver from The Bank of New
   York..............................................        1.24%**              1.47%**
 Net investment loss, net of waiver from The Bank of
   New York..........................................       (0.10)%**            (0.14)%**
Portfolio turnover rate..............................           9%                  12%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                 Institutional Shares
                                                      ---------------------------------------
                                                      Six Months Ended      For the period
                                                       June 30, 2006        March 2, 2005*
                                                        (Unaudited)    through December 31, 2005
                                                      ---------------- -------------------------
PER SHARE DATA:
Net asset value at beginning of period...............     $  11.15             $  10.00
                                                          --------             --------
Gain from investment operations
Net investment income/(a)/...........................         0.01                 0.01
Net realized and unrealized gain on investments......         0.60                 1.15
                                                          --------             --------
 Total from investment operations....................         0.61                 1.16
                                                          --------             --------
Dividends
Dividends from net investment income.................           --                (0.01)
                                                          --------             --------
Net asset value at end of period.....................     $  11.76             $  11.15
                                                          --------             --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/         5.47%               11.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........     $172,215             $108,758
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York..............................................         0.99%**              1.00%**
 Expenses, prior to waiver from The Bank of New
   York..............................................         0.99%**              1.21%**
 Net investment income, net of waiver from The Bank
   of New York.......................................         0.17%**              0.11%**
Portfolio turnover rate..............................            9%                  12%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2006 (Unaudited)


Number of
 Shares                                Value
---------                            ----------
          Common Stocks--97.4%
          Advertising--1.3%
  82,750  Gaiam, Inc.*.............. $1,160,155
  75,270  inVentiv Health, Inc.*....  2,166,271
                                     ----------
                                      3,326,426
                                     ----------
          Aerospace/Defense--1.2%
 142,150  BE Aerospace, Inc.*.......  3,249,549
                                     ----------
          Banks--1.6%
  68,950  Boston Private Financial
          Holdings, Inc.............  1,923,705
  41,550  PrivateBancorp, Inc.......  1,720,586
  19,630  Signature Bank*...........    635,619
                                     ----------
                                      4,279,910
                                     ----------
          Biotechnology--3.2%
  56,220  Digene Corp.*.............  2,177,963
  77,540  Illumina, Inc.*...........  2,299,836
  98,270  Lifecell Corp.*...........  3,038,509
  54,150  Nektar Therapeutics*......    993,111
                                     ----------
                                      8,509,419
                                     ----------
          Building Materials--0.7%
  79,290  Interline Brands, Inc.*...  1,853,800
                                     ----------
          Commercial Services--13.3%
  69,160  Administaff, Inc..........  2,476,620
  46,110  Advance America Cash
          Advance Centers, Inc......    808,769
  45,570  Bankrate, Inc.*...........  1,720,723
  31,180  Corrections Corp. of
          America*..................  1,650,669
  79,850  CoStar Group, Inc.*.......  4,777,425
  37,720  CRA International, Inc.*..  1,702,681
 108,420  DeVry, Inc.*..............  2,381,987
  74,630  Forrester Research, Inc.*.  2,088,147

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  89,640  H&E Equipment Services,
          Inc.*...................... $ 2,639,898
  50,210  Huron Consulting Group,
          Inc.*......................   1,761,869
  83,630  Jackson Hewitt Tax Service,
          Inc........................   2,621,801
  40,920  Kenexa Corp.*..............   1,303,302
  92,230  LECG Corp.*................   1,703,488
  54,530  Morningstar, Inc.*.........   2,261,904
  68,080  PRA International*.........   1,516,142
  58,810  Resources Connection,
          Inc.*......................   1,471,426
  70,660  The Providence Service
          Corp.*.....................   1,924,072
                                      -----------
                                       34,810,923
                                      -----------
          Computers--1.6%
  70,600  Rackable Systems, Inc.*....   2,787,994
  51,630  Stratasys, Inc.*...........   1,521,020
                                      -----------
                                        4,309,014
                                      -----------
          Cosmetics/Personal Care--0.6%
  95,130  Inter Parfums, Inc.........   1,638,139
                                      -----------
          Distribution/Wholesale--2.9%
 116,335  Beacon Roofing Supply,
          Inc.*......................   2,560,533
 134,590  LKQ Corp.*.................   2,557,210
  40,040  Watsco, Inc................   2,395,193
                                      -----------
                                        7,512,936
                                      -----------
          Diversified Financial Services--4.0%
  46,170  Calamos Asset Management,
          Inc........................   1,338,468
  56,540  International Securities
          Exchange, Inc..............   2,152,478

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  57,100  National Financial Partners
          Corp....................... $ 2,530,101
  44,930  Portfolio Recovery
          Associates, Inc.*..........   2,053,301
 128,560  Thomas Weisel Partners
          Group, Inc.*...............   2,443,926
                                      -----------
                                       10,518,274
                                      -----------
          Electrical Components & Equipment--0.6%
  77,860  Color Kinetics, Inc.*......   1,472,333
                                      -----------
          Electronics--3.0%
  70,090  Coherent, Inc.*............   2,364,136
 102,640  Daktronics, Inc............   2,963,216
  57,620  Trimble Navigation Ltd.*...   2,572,157
                                      -----------
                                        7,899,509
                                      -----------
          Engineering & Construction--1.0%
 138,330  Infrasource Services, Inc.*   2,518,989
                                      -----------
          Entertainment--1.6%
 125,360  Shuffle Master, Inc.*......   4,109,301
                                      -----------
          Environmental Control--0.4%
  31,690  Waste Connections, Inc.*...   1,153,516
                                      -----------
          Food--2.0%
  46,730  Performance Food Group
          Co.*.......................   1,419,657
 117,900  United Natural Foods,
          Inc.*......................   3,893,058
                                      -----------
                                        5,312,715
                                      -----------
          Healthcare--Products--8.8%
  53,630  Arthrocare Corp.*..........   2,252,996
  76,150  Candela Corp.*.............   1,207,739
  43,490  DJO, Inc.*.................   1,601,737
  18,130  IDEXX Laboratories,
          Inc.*......................   1,362,107

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 200,115  Immucor, Inc.*.............. $ 3,848,211
  69,450  Intralase Corp.*............   1,162,593
  32,000  Kyphon, Inc.*...............   1,227,520
  25,640  LCA-Vision, Inc.............   1,356,612
 101,740  Meridian Bioscience, Inc....   2,538,413
  54,810  Neurometrix, Inc.*..........   1,669,513
 123,380  NuVasive, Inc.*.............   2,249,217
 136,985  PSS World Medical, Inc.*....   2,417,785
                                       -----------
                                        22,894,443
                                       -----------
          Healthcare--Services--2.7%
  37,160  Healthways, Inc.*...........   1,956,102
 116,740  Psychiatric Solutions, Inc.*   3,345,769
  66,270  Radiation Therapy Services,
          Inc.*.......................   1,783,326
                                       -----------
                                         7,085,197
                                       -----------
          Household Products/Wares--1.7%
 101,150  Central Garden & Pet
          Co.*........................   4,354,508
                                       -----------
          Insurance--1.0%
  51,870  ProAssurance Corp.*.........   2,499,097
                                       -----------
          Internet--7.1%
  93,990  Digital Insight Corp.*......   3,222,916
  84,160  j2 Global Communications,
          Inc.*.......................   2,627,475
 100,300  NetFlix, Inc.*..............   2,729,163
  95,400  Redback Networks, Inc.*.....   1,749,636
  65,690  Stamps.com, Inc.*...........   1,827,496
 224,320  TIBCO Software, Inc.*.......   1,581,456
  71,750  Valueclick, Inc.*...........   1,101,363
  64,560  WebEx Communications,
          Inc.*.......................   2,294,462
 119,325  WebSideStory, Inc.*.........   1,455,765
                                       -----------
                                        18,589,732
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                                               Value
---------                                          -----------
          Common Stocks (Continued)
          Leisure Time--1.1%
 106,130  WMS Industries, Inc.*................... $ 2,906,901
                                                   -----------
          Lodging--1.3%
  80,170  Gaylord Entertainment Co.*..............   3,498,619
                                                   -----------
          Machinery-Diversified--2.1%
  87,660  iRobot Corp.*...........................   2,180,981
  89,390  Wabtec Corp.............................   3,343,186
                                                   -----------
                                                     5,524,167
                                                   -----------
          Miscellaneous Manufacturing--0.9%
 153,930  Hexcel Corp.*...........................   2,418,240
                                                   -----------
          Oil & Gas--1.9%
  52,440  Atwood Oceanics, Inc.*..................   2,601,024
  95,970  Complete Production Services, Inc.*.....   2,268,731
                                                   -----------
                                                     4,869,755
                                                   -----------
          Oil & Gas Services--6.9%
  30,020  CARBO Ceramics, Inc.....................   1,474,883
  32,850  Dril-Quip, Inc..........................   2,708,154
  72,680  Hercules Offshore, Inc.*................   2,543,800
  27,110  Hydril*.................................   2,128,677
  85,320  Oceaneering International, Inc.*........   3,911,922
  94,240  Superior Energy Services, Inc.*.........   3,194,736
  41,490  Veritas DGC, Inc.*......................   2,140,054
                                                   -----------
                                                    18,102,226
                                                   -----------
          Pharmaceuticals--0.9%
  79,030  HealthExtras, Inc.*.....................   2,388,287
                                                   -----------
          Retail--6.9%
  85,630  Coldwater Creek, Inc.*..................   2,291,459
  88,820  Dick's Sporting Goods, Inc.*............   3,517,272

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
  87,050  DSW, Inc.*.................... $ 3,170,361
  92,230  First Cash Financial Services,
          Inc.*.........................   1,821,543
  70,870  MarineMax, Inc.*..............   1,858,920
  65,490  McCormick & Schmick's
          Seafood Restaurants, Inc.*....   1,558,662
 108,420  Morton's Restaurant Group,
          Inc.*.........................   1,660,994
  48,190  Under Armour, Inc.*...........   2,053,858
                                         -----------
                                          17,933,069
                                         -----------
          Semiconductors--5.5%
  29,410  Diodes, Inc.*.................   1,218,750
  93,250  FormFactor, Inc.*.............   4,161,747
  84,430  Sirf Technology Holdings,
          Inc.*.........................   2,720,335
  95,700  Tessera Technologies,
          Inc.*.........................   2,631,750
  70,380  Volterra Semiconductor
          Corp.*........................   1,073,999
 100,570  Zoran Corp.*..................   2,447,874
                                         -----------
                                          14,254,455
                                         -----------
          Software--6.6%
 137,850  Blackbaud, Inc................   3,129,194
 111,310  Blackboard, Inc.*.............   3,223,537
  92,830  Filenet Corp.*................   2,499,912
 133,760  Informatica Corp.*............   1,760,282
 182,510  Nuance Communications,
          Inc.*.........................   1,836,051
 106,130  Phase Forward, Inc.*..........   1,222,618
  54,810  Transaction Systems
          Architects, Inc.*.............   2,285,029
  61,400  Ultimate Software Group,
          Inc.*.........................   1,176,424
                                         -----------
                                          17,133,047
                                         -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2006 (Unaudited)

Number of
 Shares                               Value
---------                          ------------
          Common Stocks (Continued)
          Telecommunications--1.1%
 215,640  Arris Group, Inc.*...... $  2,829,197
                                   ------------
          Transportation--1.9%
  68,570  Forward Air Corp........    2,792,856
  58,260  Genesee & Wyoming,
          Inc.*...................    2,066,482
                                   ------------
                                      4,859,338
                                   ------------
          Total Common Stocks
          (Cost $242,419,235).....  254,615,031
                                   ------------

Number of
 Shares                                      Value
---------                                 ------------
          Money Market Fund--1.3%
3,355,991 BNY Hamilton Money Fund
          (Institutional Shares),
          5.06%(a)
          (Cost $3,355,991).............. $  3,355,991
                                          ------------
          Total Investments
          (Cost $245,775,226)(b)--
          98.7%..........................  257,971,022
          Other assets less liabilities--
          1.3%...........................    3,425,183
                                          ------------
          Net Assets--100.0%............. $261,396,205
                                          ------------

*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2006.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2006, net unrealized appreciation was $12,195,796 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $25,246,781 and aggregate gross unrealized depreciation of $13,050,985.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2006 (Unaudited)

        Assets:
          Non-affiliated investments at market value,
           (Cost $242,419,235)............................ $254,615,031
          Affiliated investments at market value,
           (Cost $3,355,991)..............................    3,355,991
          Receivables:
           Investments sold...............................   86,132,781
           Capital stock sold.............................   80,529,616
           Dividends......................................       45,016
           Interest.......................................       39,822
          Other assets....................................       20,570
                                                           ------------
           Total Assets...................................  424,738,827
                                                           ------------
        Liabilities:
          Payables:
           Capital stock repurchased......................  161,757,382
           Investments purchased..........................    1,202,761
           Services provided by The Bank of New York......      257,968
          Accrued expenses and other liabilities..........      124,511
                                                           ------------
           Total Liabilities..............................  163,342,622
                                                           ------------
        Net Assets:....................................... $261,396,205
                                                           ------------
        Sources of Net Assets:
          Capital stock @ par............................. $     16,991
          Paid in capital.................................  200,926,526
          Undistributed net investment loss...............   (1,844,938)
          Accumulated net realized gain on investments....   50,101,830
          Net unrealized appreciation on investments......   12,195,796
                                                           ------------
        Net Assets........................................ $261,396,205
                                                           ------------
        Class A Shares:
          Net assets...................................... $ 15,405,993
                                                           ------------
          Shares outstanding..............................    1,016,634
                                                           ------------
          Net asset value, offering price and repurchase
           price per share................................ $      15.15
          Maximum sales charge--5.25% of public
           offering price.................................         0.84
                                                           ------------
          Maximum offering price.......................... $      15.99
                                                           ------------
        Class C Shares:
          Net assets...................................... $      1,947
                                                           ------------
          Shares outstanding..............................          129
                                                           ------------
          Net asset value, offering price and repurchase
           price per share................................ $      15.13
                                                           ------------
        Institutional Shares:
          Net assets...................................... $245,988,265
                                                           ------------
          Shares outstanding..............................   15,974,587
                                                           ------------
          Net asset value, offering price and repurchase
           price per share................................ $      15.40
                                                           ------------
        Class A Shares authorized @ $0.001 par value......  200,000,000
        Class C Shares authorized @ $0.001 par value......  200,000,000
        Institutional Shares authorized @ $0.001 par value  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2006 (Unaudited)

       Investment Income:
         Dividends........................................ $    324,714
         Interest from affiliated fund....................      297,477
                                                           ------------
          Total Income....................................      622,191
                                                           ------------
       Expenses:
         Advisory.........................................    1,954,100
         Administration...................................      262,264
         Transfer agent...................................       71,999
         12b-1 fees--Class A Shares.......................       47,905
                 Class C Shares...........................            3
         Custodian........................................       33,843
         Legal............................................       19,603
         Reports to shareholders..........................       16,679
         Audit............................................       12,986
         Directors........................................       12,847
         Insurance........................................       10,932
         Registration and filings.........................       10,759
         Cash management..................................        4,268
         Other............................................        9,944
                                                           ------------
          Total Expenses..................................    2,468,132
         Earnings credit adjustment (Note 3)..............       (1,003)
                                                           ------------
          Net Expenses....................................    2,467,129
                                                           ------------
          Net Investment Loss.............................   (1,844,938)
                                                           ------------
       Realized and Unrealized Gain (loss)
        on Investments:
         Net realized gain on investments.................   45,886,975
         Decrease in unrealized appreciation/depreciation
          on investments..................................  (15,058,968)
                                                           ------------
         Net realized and unrealized gain on
          investments.....................................   30,828,007
                                                           ------------
         Net increase in net assets resulting from
          operations...................................... $ 28,983,069
                                                           ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                                    Six Months Ended
                                                                                                     June 30, 2006
                                                                                                      (Unaudited)
                                                                                                    ----------------
Operations:
  Net investment loss..............................................................................  $  (1,844,938)
  Net realized gain on investments.................................................................     45,886,975
  Decrease in unrealized appreciation/depreciation on investments..................................    (15,058,968)
                                                                                                     -------------
   Net increase (decrease) in net assets resulting from operations.................................     28,983,069
                                                                                                     -------------
Distributions to Shareholders:
  Distributions from capital gains: Class A Shares.................................................             --
                     Institutional Shares..........................................................             --
                                                                                                     -------------
                                                                                                                --
                                                                                                     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.................................................     74,756,458
                     Class C Shares................................................................          2,050
                     Institutional Shares..........................................................    290,078,058
  Proceeds from shares issued on reinvestment of
   distributions: Class A Shares...................................................................             --
           Institutional Shares....................................................................             --
  Value of capital stock repurchased: Class A Shares...............................................   (138,314,686)
                      Institutional Shares.........................................................   (623,821,162)
                                                                                                     -------------
  Net decrease in net assets resulting from capital stock transactions.............................   (397,299,282)
                                                                                                     -------------
   Decrease in Net Assets..........................................................................   (368,316,213)
Net Assets:
  Beginning of year................................................................................    629,712,418
                                                                                                     -------------
  End of period....................................................................................  $ 261,396,205
                                                                                                     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares......................................................................      4,817,034
         Class C Shares............................................................................            129
         Institutional Shares......................................................................     18,825,097
  Shares issued on reinvestment of distributions: Class A Shares...................................             --
                              Institutional Shares.................................................             --
  Shares repurchased: Class A Shares...............................................................     (8,909,049)
              Institutional Shares.................................................................    (40,399,494)
                                                                                                     -------------
   Net decrease....................................................................................    (25,666,283)
  Shares outstanding, beginning of year............................................................     42,657,633
                                                                                                     -------------
  Shares outstanding, end of period................................................................     16,991,350
                                                                                                     -------------

                                                                                                      Year Ended
                                                                                                     December 31,
                                                                                                         2005
                                                                                                    -------------
Operations:
  Net investment loss.............................................................................. $  (4,863,985)
  Net realized gain on investments.................................................................    18,293,230
  Decrease in unrealized appreciation/depreciation on investments..................................   (38,644,932)
                                                                                                    -------------
   Net increase (decrease) in net assets resulting from operations.................................   (25,215,687)
                                                                                                    -------------
Distributions to Shareholders:
  Distributions from capital gains: Class A Shares.................................................    (1,851,246)
                     Institutional Shares..........................................................   (13,362,461)
                                                                                                    -------------
                                                                                                      (15,213,707)
                                                                                                    -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.................................................    45,966,000
                     Class C Shares................................................................            --
                     Institutional Shares..........................................................   502,213,422
  Proceeds from shares issued on reinvestment of
   distributions: Class A Shares...................................................................     1,844,090
           Institutional Shares....................................................................    12,741,271
  Value of capital stock repurchased: Class A Shares...............................................   (63,795,762)
                      Institutional Shares.........................................................  (655,002,721)
                                                                                                    -------------
  Net decrease in net assets resulting from capital stock transactions.............................  (156,033,700)
                                                                                                    -------------
   Decrease in Net Assets..........................................................................  (196,463,094)
Net Assets:
  Beginning of year................................................................................   826,175,512
                                                                                                    -------------
  End of period.................................................................................... $ 629,712,418
                                                                                                    -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares......................................................................     3,104,222
         Class C Shares............................................................................            --
         Institutional Shares......................................................................    33,049,065
  Shares issued on reinvestment of distributions: Class A Shares...................................       123,430
                              Institutional Shares.................................................       840,603
  Shares repurchased: Class A Shares...............................................................    (4,308,910)
              Institutional Shares.................................................................   (43,387,740)
                                                                                                    -------------
   Net decrease....................................................................................   (10,579,330)
  Shares outstanding, beginning of year............................................................    53,236,963
                                                                                                    -------------
  Shares outstanding, end of period................................................................    42,657,633
                                                                                                    -------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                           Class A Shares
                                                   -------------------------------------------------------------
                                                    Six Months
                                                       Ended                  Year Ended December 31,
                                                   June 30, 2006 -----------------------------------------------
                                                    (Unaudited)    2005      2004      2003      2002      2001
                                                   ------------- -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year..............    $ 14.57    $ 15.35   $ 15.46   $ 11.79   $ 15.36   $ 17.68
                                                      -------    -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss/(a)/..........................      (0.07)     (0.13)    (0.14)    (0.12)    (0.11)    (0.11)
Net realized and unrealized gain (loss) on
  investments.....................................       0.65      (0.30)     0.95      4.51     (3.26)    (1.99)
                                                      -------    -------   -------   -------   -------   -------
  Total from investment operations................       0.58      (0.43)     0.81      4.39     (3.37)    (2.10)
                                                      -------    -------   -------   -------   -------   -------
Distributions
Distributions from capital gains..................         --      (0.35)    (0.92)    (0.72)    (0.20)    (0.22)
                                                      -------    -------   -------   -------   -------   -------
Net asset value at end of period..................    $ 15.15    $ 14.57   $ 15.35   $ 15.46   $ 11.79   $ 15.36
                                                      -------    -------   -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/......................................       4.05%     (2.91)%    5.59%    37.46%   (21.90)%  (11.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......    $15,406    $74,414   $95,024   $54,456   $17,811   $14,132
Ratio to average net assets of:
  Expenses........................................       1.16%*     1.16%     1.23%     1.31%     1.32%     1.30%
  Net investment loss.............................      (0.93)%*   (0.90)%   (0.89)%   (0.82)%   (0.82)%   (0.67)%
Portfolio turnover rate...........................         69%        77%       67%       42%       31%       53%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                            CLASS C SHARES
                                                            --------------
                                                            FOR THE pERIOD
                                                            MAY 12, 2006*
                                                               through
                                                            JUNE 30, 2006
                                                             (Unaudited)
                                                            --------------
      PER SHARE DATA:
      Net asset value at beginning of period...............     $15.96
                                                                ------
      Loss from investment operations
      Net investment loss/(a)/.............................      (0.04)
      Net realized and unrealized loss on investments......      (0.79)
                                                                ------
       Total from investment operations....................      (0.83)
                                                                ------
      Net asset value at end of period.....................     $15.13
                                                                ------
      TOTAL RETURN:
      Total investment return based on net asset value/(b)/      (5.14)%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000's omitted)..........     $    2
      Ratio to average net assets of:
       Expenses............................................       1.79%**
       Net investment loss.................................      (1.54)%**
      Portfolio turnover rate..............................         69%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                            Institutional Shares
                                   ---------------------------------------------------------------------
                                   Six Months Ended                Year Ended December 31,
                                    June 30, 2006   ----------------------------------------------------
                                     (Unaudited)       2005       2004       2003       2002       2001
                                   ---------------- --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of
  year............................     $  14.79     $  15.54   $  15.63   $  11.89   $  15.53   $  17.83
                                       --------     --------   --------   --------   --------   --------
Gain (loss) from investment
  operations
Net investment loss/(a)/..........        (0.06)       (0.10)     (0.10)     (0.07)     (0.08)     (0.07)
Net realized and unrealized gain
  (loss) on investments...........         0.67        (0.30)      0.93       4.53      (3.36)     (2.01)
                                       --------     --------   --------   --------   --------   --------
 Total from investment
   operations.....................         0.61        (0.40)      0.83       4.46      (3.44)     (2.08)
                                       --------     --------   --------   --------   --------   --------
Distributions
Distributions from capital gains..           --        (0.35)     (0.92)     (0.72)     (0.20)     (0.22)
                                       --------     --------   --------   --------   --------   --------
Net asset value at end of period..     $  15.40     $  14.79   $  15.54   $  15.63   $  11.89   $  15.53
                                       --------     --------   --------   --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/............         4.12%       (2.62)%     5.59%     37.73%    (22.12)%   (11.69)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's
  omitted)........................     $245,988     $555,298   $731,151   $456,239   $283,668   $348,753
Ratio to average net assets of:
 Expenses.........................         0.92%*       0.91%      0.98%      1.06%      1.06%      1.05%
 Net investment loss..............        (0.69)%*     (0.65)%    (0.63)%    (0.55)%    (0.58)%    (0.42)%
Portfolio turnover rate...........           69%          77%        67%        42%        31%        53%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of nineteen separate series. The eight series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund, formerly BNY Hamilton Equity Income Fund, (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares:
Institutional Shares and Investor Shares. As of June 30, 2006, the Small Cap Growth Fund was the only Fund that had Class C Shares outstanding. The Multi-Cap Equity Fund had only Class A Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The Inter- national Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCO"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                             % of Average
                           Daily Net Assets
                           ----------------
International Equity Fund.      0.50%
Large Cap Equity Fund.....      0.60%
Large Cap Growth Fund.....      0.60%
Large Cap Value Fund......      0.60%
Multi-Cap Equity Fund.....      0.75%
S&P 500 Index Fund........      0.20%
Small Cap Core Equity Fund      0.75%
Small Cap Growth Fund.....      0.75%

  Except for the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  Prior to July 1, 2006, the Advisor's fee for the S&P 500 Index Fund was 0.25%.

  The Bank of New York serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  During the six months ended June 30, 2006, The Bank of New York received the following amounts under the administration agreement:

                            Amount
                           --------
International Equity Fund. $149,694
Large Cap Equity Fund.....  169,306
Large Cap Growth Fund.....   86,067
Large Cap Value Fund......  144,538
Multi-Cap Equity Fund.....   29,668
S&P 500 Index Fund........   55,089
Small Cap Core Equity Fund   65,471
Small Cap Growth Fund.....  227,559

  In addition to acting as the Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2006 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2006, the Large Cap Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, and the S&P 500 Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Class A Institutional
                      Shares     Shares
                      ------- -------------
Large Cap Value Fund.  1.05%      0.80%
Multi-Cap Equity Fund  1.25%        N/A
Small Cap Core Equity
 Fund................  1.25%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     0.35%      0.60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Growth Fund did not have any expense waivers for the six months ended June 30, 2006.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front- end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the six months ended June 30, 2006:

                                                  Class A
                                                 ---------
                                                 Front-End
                                                   Sales
                                                  Charges
                                                 ---------
                      International Equity Fund.  $  517
                      Large Cap Equity Fund.....     149
                      Large Cap Growth Fund.....     133
                      Large Cap Value Fund......     239
                      Multi-Cap Equity Fund.....     578
                      Small Cap Core Equity Fund   1,299
                      Small Cap Growth Fund.....   1,849

4. Portfolio Securities

  For the six months ended June 30, 2006, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Purchases      Sales
                                      ------------ ------------
                International Equity
                 Fund................ $ 74,226,746 $ 40,933,170
                Large Cap Equity Fund   93,857,709  116,560,036
                Large Cap Growth Fund   58,233,795   88,998,439
                Large Cap Value Fund.  104,761,807  110,637,949
                Multi-Cap Equity Fund    1,291,924    5,104,140
                S&P 500 Index Fund...    5,739,773   13,751,344
                Small Cap Core Equity
                 Fund................   73,737,934   12,675,934
                Small Cap Growth Fund  344,657,295  740,872,806

  There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2006.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                 International Equity
                  Fund................ $28,269,731     2009
                                        51,634,294     2010
                                        10,488,109     2011
                 Multi-Cap Equity
                  Fund................   4,444,279     2009
                 Small Cap Core Equity
                  Fund................     508,733     2013

  During the year ended December 31, 2005, the International Equity Fund, Large Cap Equity Fund, Large Cap Value Fund, Multi-Cap Equity Fund, and S&P 500 Index Fund utilized capital loss carryforwards of $6,730,731, $205,558, $317,383, $1,593,753 and $1,555,174, respectively, to offset realized gains.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                         Distributions paid from:
                                   -------------------------------------
                                                   Net         Total
                                                long term     taxable
                                    Ordinary     capital   distributions
                                     Income       gains        paid
                                   ----------  ----------- -------------
        International Equity Fund. $4,530,568*          --  $ 4,530,568
        Large Cap Equity Fund.....  7,246,805  $13,295,881   20,542,686
        Large Cap Growth Fund.....  2,305,607   47,580,382   49,885,989
        Large Cap Value Fund......  4,430,039    9,069,859   13,499,898
        Multi-Cap Equity Fund.....    450,481           --      450,481
        S&P 500 Index Fund........  2,319,734    8,244,643   10,564,377
        Small Cap Core Equity Fund     47,030           --       47,030
        Small Cap Growth Fund.....         --   15,213,707   15,213,707

*Amount is net of Foreign Tax Credit of $545,571.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed             Accumulated       Unrealized            Total
                            ordinary      long-term   Accumulated capital and     appreciation/        accumulated
                             income     capital gains  earnings   other losses    (depreciation)    earnings/(deficit)
                          ------------- ------------- ----------- ------------  --------------      ------------------
International Equity Fund         --             --           --  $(90,392,134)  $78,364,546/2/        $(12,027,588)
Large Cap Equity Fund....         --     $2,369,587   $2,369,587            --    61,762,704/1,2,4/      64,132,291
Large Cap Growth Fund....   $891,691      3,359,639    4,251,330            --    23,293,754/1,2/        27,545,084
Large Cap Value Fund.....    952,884        451,644    1,404,528            --    37,487,029/2/          38,891,557
Multi-Cap Equity Fund....        315             --          315    (4,444,279)   17,214,228/2/          12,770,264
S&P 500 Index Fund.......      9,580        552,067      561,647            --     7,932,480/3/           8,494,127
Small Cap Core Equity
 Fund....................         --             --           --      (508,733)    6,363,774              5,855,041
Small Cap Growth Fund....         --      5,615,960    5,615,960            --    25,853,659/2/          31,469,619

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on convertible preferred stocks.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2006 were as follows:

Large Cap Equity Fund

                                                         Number
                                                           of      Premiums
                                                        Contracts  Received
                                                        --------- ---------
    Options outstanding at  December 31, 2005..........      --          --
    Options written....................................   1,105   $ 301,490
    Options terminated in closing purchase transactions     (50)    (21,049)
    Options expired....................................    (855)   (229,043)
                                                          -----   ---------
    Options outstanding at
     June 30, 2006.....................................     200   $  51,398
                                                          -----   ---------

Large Cap Growth Fund

                                                    Number
                                                      of     Premiums
                                                   Contracts Received
                                                   --------- --------
          Options outstanding at December 31, 2005    100    $ 29,699
          Options written.........................     75      23,246
          Options expired.........................   (175)    (52,945)
                                                     ----    --------
          Options outstanding at June 30, 2006....     --    $     --
                                                     ----    --------

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

8. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                             Undistributed     Undistributed
                             Net Investment    Capital Gains/      Paid in
                                 Income     (Accumulated Losses)   Capital
                             -------------- -------------------- -----------
  International Equity Fund.   $   79,184       $      (992)     $   (78,192)
  Large Cap Equity Fund.....    1,260,478        (1,260,478)              --
  Large Cap Growth Fund.....      (10,120)           10,120               --
  S&P 500 Index Fund........      (19,130)           19,130               --
  Small Cap Core Equity Fund       (5,255)               --            5,255
  Small Cap Growth Fund.....    4,863,985        (2,020,925)      (2,843,060)

         Information about Advisory and Sub-Advisory Agreements (Unaudited)

    The directors unanimously approved at a meeting held on May 16, 2006 the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Sub-advisory Agreements with Gannett, Welsh & Kotler, LLC and Estabrook Capital Management LLC, subsidiaries of The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-advisers, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 15 and 16.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-advisers;

       3.payments received by the Adviser from all sources in respect of each Portfolio;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

       5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

       6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's and Sub-advisers' policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (Continued)


       8.other fall-out benefits which the Adviser, Sub-advisers and their affiliates receive from their relationships to the Portfolios;

       9.information about fees charged by the Adviser and Sub-advisers to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Sub-advisers; and

      11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Sub-advisers based on their experience as directors and on the responses and materials provided by the Adviser and the Sub-advisers in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser or Sub-adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-advisers

    The directors noted that, under the Investment Advisory Agreements, the Adviser and Sub-advisers manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

activities of the Portfolios' other service providers, also was considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds, including an examination conducted by the Securities and Exchange Commission in late 2005. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

    The directors also considered the scope and quality of services provided by the Sub-advisers under each Sub-advisory Agreement including their responsibility for compliance matters with respect to Portfolios managed by each.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to 0.09% on each Fund's first $3 billion of average daily net assets and 0.075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004, the further reduction to 0.07% of average daily net assets as of July 1, 2005 and the further reduction to 0.05% of average daily net assets of the Money Fund and the Treasury Money Fund as of November 15, 2005. The directors also viewed favorably the reduction in administration fees for the non-money market funds to 0.125% on each Fund's first $300 million of average daily net assets and 0.10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to 0.10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

regarding certain anticipated increases in the cost of providing services to the Portfolios. The directors did not consider the separate profitability of the Sub-advisers because the fees paid to the Sub-advisers were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Sub-advisers benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian and provides cash management and fund accounting services to the Funds. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. To the extent applicable, the directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended December 31, 2005 and compared to an appropriate securities index over comparable periods as well as other information that they deemed relevant. Among other considerations, they noted the following:

    International Equity Fund. The directors noted that, although the 5-year performance of International Equity Fund lagged the performance of the median of its Data Provider Category, the Fund's 1- and 3-year performance demonstrated improvement as the 3-year performance was higher than its Data Provider Category median, and the 1-year performance was slightly lower than its median.

    Large Cap Equity Fund. The directors noted that the performance for the 1- and 5-year periods of the Large Cap Equity Fund was better than that of its Data Provider Category median, and that its 3-year performance lagged its median.

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (Continued)


    Large Cap Growth Fund. The directors noted that the performance of the Large Cap Growth Fund lagged the median performance of its Data Provider Category for the 1-, 3- and 5-year periods. They noted that a new portfolio manager was named to the Fund in October 2005 and that there had been improvement in the Fund's performance as the Fund's performance was better than its median for the first quarter of 2006.

    Large Cap Value Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Large Cap Value Fund was better than that of its Data Provider Category median.

    Multi-Cap Equity Fund. The directors noted that, although the 5-year performance of Multi-Cap Equity Fund lagged the median of its Data Provider Category, the Fund's 1- and 3-year performance demonstrated improvement as the Fund outperformed its Data Provider Category median.

    S&P 500 Index Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the S&P 500 Index Fund was better than that of its Data Provider Category median.

    Small Cap Growth Fund. The directors noted that the 1-, 3- and 5-year performance of Small Cap Growth Fund lagged that of its Data Provider Category median. The directors noted that, in light of the departure of the previous portfolio manager, the Adviser had named a new portfolio manager for the Fund in March 2006, and that he had made a presentation outlining his management style earlier in the meeting. The directors further noted senior management at the Adviser had indicated an intention to take a more active role in overseeing the Fund.

    Small Cap Core Equity Fund. The directors noted that the Fund had launched in March 2005 and, as such, did not have a full year of performance that could be compared to its Data Provider Category median as of December 31, 2005. However, the directors noted that the Fund's performance for the 1-year period ending March 31, 2006 was better than that of its Data Provider Category median.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Adviser and Sub-advisers charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. In the case of the

         Information about Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Sub-advisers, the directors also considered the fees charged to others, including institutional accounts. In the cases of Estabrook (with respect to the Large Cap Value Fund) and Gannett Welsh & Kotler (with respect to the Multi-Cap Equity Fund and Small Cap Core Equity Fund), the sub-advisory fees charged to such Funds are within the range of fees charged to their other clients. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    Following discussions with the Adviser, the following advisory fee proposals were adopted:

                     CURRENT FEE (PERCENTAGE OF AGREED REDUCED FEE (PERCENTAGE
                     AVERAGE DAILY NET ASSETS)   OF AVERAGE DAILY NET ASSETS)
  S&P 500 Index Fund           0.25%                        0.20%
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that, if assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and July 1, 2005 reductions in administration fees, which affect all Portfolios, the November 15, 2005 reduction in administration fees, which affects the Money Fund and the Treasury Money Fund, and the July 1, 2006 reduction in advisory fees for the S&P 500 Index Fund and the U.S. Bond Market Index Fund.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                               Principal Occupations
     Directors         Position                During Past Five Years
     ---------         --------                ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  1934              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1952                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present.

Karen Osar......... Director        Senior Vice President and Chief Financial
  1949                              Officer, Chemtura, Inc., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Mead Westvaco Corp., 2002 to 2003;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2002.

Kim Kelly.......... Director        Consultant, 2005 to Present; Chief Executive
  1956                              Officer, Arroyo Video, 2004 to 2005;
                                    President, Chief Financial Officer and Chief
                                    Operating Officer, Insight Communications,
                                    2000 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  1948                              Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  1939                              Bank of New York, 1994 to 2003.

                                                  Principal Occupations
    Officers           Position                   During Past Five Years
    --------           --------                   ----------------------
Kevin J. Bannon.. President and       Executive Vice President and Chief Investment
  1932            Chief Executive     Officer, The Bank of New York, 1993 to
                  Officer             Present.

Guy Nordahl...... Treasurer and       Vice President, The Bank of New York, 1999
  1965            Principal Financial to Present.
                  Officer

Ellen Kaltman.... Chief Compliance    Managing Director, Compliance, The Bank of
  1948            Officer             New York, 1999 to Present.

Kim R. Smallman** Secretary           Counsel, Legal Services, BISYS Fund Services
  1971                                Ohio, Inc., 2002 to Present; Attorney, Private
                                      Practice, 2000 to 2002.

Alaina V. Metz*** Assistant Secretary Chief Administrator, Administration Services
  1967                                of BISYS Fund Services Ohio, Inc., 1995 to
                                      Present.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman is c/o BISYS, 100 Summer Street, Suite 1500,
   Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                BNY-SAR-EQ 6/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

None.

Item 10. Controls and Procedures.

a) Based on their evaluation on August 22th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 11. Exhibits.

(a)(1)The Code of Ethics: not applicable for semi-annual reports.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as
Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By:    /s/ Kevin J. Bannon
       -----------------------------------------
Name:  Kevin J. Bannon
Title: President and Principal Executive Officer
Date:  August 22, 2006

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Kevin J. Bannon
       -----------------------------------------
Name:  Kevin J. Bannon
Title: President and Principal Executive Officer
Date:  August 22, 2006

By:    /s/ Guy Nordahl
       -----------------------------------------
Name:  Guy Nordahl
Title: Treasurer and Principal Financial Officer
Date:  August 22, 2006